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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09885

Janus Adviser Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado			80206
(Address of principal executive offices)			(Zip code)

Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-333-3863

Date of fiscal year end:	7/31

Date of reporting period:	7/31/05

Item 1 - Reports to Shareholders

2005 Annual Report

Janus Adviser Series

Growth & Core

Janus Adviser Large Cap Growth Fund

Janus Adviser Forty Fund

Janus Adviser Mid Cap Growth Fund

Janus Adviser Growth and Income Fund

Janus Adviser Core Equity Fund

Janus Adviser Balanced Fund

Risk-Managed

Janus Adviser Risk-Managed Growth Fund

Janus Adviser Risk-Managed Core Fund

Value

Janus Adviser Mid Cap Value Fund

Janus Adviser Small Company Value Fund

International & Global

Janus Adviser Worldwide Fund

Janus Adviser International Growth Fund

Janus Adviser Foreign Stock Fund

Bond & Money Market

Janus Adviser Flexible Bond Fund

Janus Adviser Money Market Fund

Table of Contents

Janus Adviser Series

Portfolio Managers' Commentaries and Schedules of Investments

Growth & Core

Large Cap Growth Fund	2

Forty Fund	9

Mid Cap Growth Fund	14

Growth and Income Fund	21

Core Equity Fund	27

Balanced Fund	33

Risk-Managed

Risk-Managed Growth Fund	41

Risk-Managed Core Fund	51

Value

Mid Cap Value Fund	60

Small Company Value Fund	67

International & Global

Worldwide Fund	73

International Growth Fund	79

Foreign Stock Fund	85

Bond & Money Market

Flexible Bond Fund	90

Money Market Fund	99

Statements of Assets and Liabilities	102

Statements of Operations	104

Statements of Changes in Net Assets	106

Financial Highlights	111

Notes to Schedules of Investments	130

Notes to Financial Statements	133

Report of Independent Registered Public Accounting Firm	151

Additional Information	152

Explanations of Charts, Tables and Financial Statements	155

Designation Requirements	157

Trustees and Officers	158

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Portfolio Manager Commentaries

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand how your fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are just that: opinions. Their commentaries are a reflection of their best judgment at the time this report was compiled, which was July 31, 2005. As the investing environment changes, so could the portfolio managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees (applicable to Class I Shares and Class R only), networking fees (applicable to Class A Shares and Class C Shares only), and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from February 1, 2005 to July 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses, excluding any class specific distribution and shareholder servicing fees, the administrative services fees applicable to Class I Shares and Class R Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least December 1, 2006. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' Prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Adviser Series July 31, 2005 1

Janus Adviser Large Cap Growth Fund (unaudited)

Performance Overview

During the 12-month period ended July 31, 2005, Janus Adviser Large Cap Growth Fund's I Shares advanced 10.52%, slightly trailing its benchmark, the Russell 1000® Growth Index, which gained 13.04%. The Fund's secondary benchmark, the S&P 500® Index, returned 14.05%. Investor sentiment shifted frequently during the period, hinging upon developments in oil prices, the bond markets and a flow of economic data that proved generally uninspiring.

The Fund's underperformance may be traced in part to the semiconductor-related space, where short-term weakness among the Fund's holdings weighed on returns. Select media stock picks were pressured alongside the sector's general slump. Conversely, effective stock-picking boosted the Fund's position in the food and staples retailing space. The Fund's investment in pharmaceutical and biotech names also helped the Fund to gain ground.

Strategy in This Environment

Over the past 12 months, the market frequently moved in reaction to macro developments such as surging oil prices and rising short-term interest rates. Meanwhile, we continued to perform in-depth, bottom-up research in pursuit of leading growth companies we believe are taking market share from their peers and investing or deploying their profits wisely. We also took measures to reduce the Fund's risk profile by further diversifying assets across holdings – a strategy that helped during fits of volatility. Additionally, we continued to invest in new ideas that we believe represent our expanded analyst team's best ideas. Ultimately, we're striving for improved performance – a trend that we will be working to uphold going forward.

Fund Composition

As of July 31, 2005, 99.3% of total net assets were invested in equities, with foreign stocks accounting for 17.9% of our equity stake. The Fund's 10 largest equity holdings represented 29.3% of its total net assets and we held a cash position of 0.7% of total net assets.

Detractors Included Semiconductor, Networking Equipment and Media Holdings

Hampering gains were semiconductor manufacturers Maxim Integrated Products and Linear Technology, despite their low valuations and long-term potential for growth. Although I've trimmed our positions in both, Maxim and Linear have been defensible franchises that generate solid cash flow, which both are using to repurchase stock and increase dividend payouts. As such, I'm content for now to hold on to these two stocks while waiting for the technology spending environment to improve.

Meanwhile, Cisco Systems, the top maker of networking equipment, has declined in the wake of sluggish enterprise spending. On the positive side, Cisco's valuation has become quite reasonable and the company continues to aggressively repurchase its own stock, which is shrinking the number of outstanding shares by 4% per year. This tactic typically helps companies succeed over time; although I've trimmed our position, we are willing to exercise patience with regards to Cisco with this in mind.

Another detractor was Univision Communications, a Spanish-language media company serving the U.S. Hispanic population. Given Univision's 90% market share and the growing Hispanic demographic in this country, we remain confident in the company's fundamentals. Unfortunately, Univision encountered volatility in the latter part of the year due to declines in advertising sales.

Fund Snapshot

This fund invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, part of the fund is invested in small and mid-cap companies from a diverse collection of businesses representing nearly every sector of the economy.

Blaine Rollins

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	July 31, 2005	July 31, 2004
Cisco Systems, Inc.	5.0%	4.4%
Boeing Co.	3.7%	0.5%
Comcast Corp. - Special Class A	3.7%	7.0%
Maxim Integrated Products, Inc.	3.2%	6.8%
Procter & Gamble Co.	3.0%	1.7%
Linear Technology Corp.	2.3%	5.6%
Lockheed Martin Corp.	2.2%	1.1%
Walgreen Co.	2.1%	1.9%
Eli Lilly and Co.	2.1%	–
Time Warner, Inc.	2.0%	6.9%

2 Janus Adviser Series July 31, 2005

(unaudited)

Select Healthcare, Aerospace and Defense, and Technology Positions Outperformed

Some of our strongest performances during the annual period came from a pair of healthcare related names: drugstore chain Walgreen and specialty pharmaceutical concern Alcon. Classified as a retail stock but in many ways a healthcare play, Walgreen benefited from an increase in prescriptions – a byproduct of the aging baby boomer demographic. Alcon, which specializes in eye-care products, rose due to its excellent pipeline of lens and drug products. It also received conditional approval from the Food and Drug Administration for its Retaane drug, an investigational compound developed to treat age-related macular degeneration, a condition that can lead to blindness.

Adding to gains was aviation giant Boeing, a leading manufacturer of airplanes and related technology for the private and defense sectors. Although some investors were distracted earlier this year by negative press regarding a competitor's new double-decker plane and issues surrounding senior management, we stayed focused on the fundamentals – namely, orders for Boeing's 737 and 777 models, new business wins for producing the 787 and improving margins within all three of the company's main divisions. Our confidence was rewarded with strong recovery in Boeing's stock price, including a jump late in the period following the company's naming of highly regarded James McNerney, who turned around 3M, as CEO.

Elsewhere, a specialized technology name, glassworks company Corning, boosted returns amid projections that rising demand for its liquid crystal display (LCD) screens would generate 50% growth in the key LCD division's unit sales by year end.

Investment Strategy and Outlook

In general, we remain optimistic about the opportunities for growth investors going forward. Although large-cap growth stocks have been out of favor recently, we feel that this trend could reverse itself in the months ahead. Investors' appetite for companies building their top-line growth and/or returning cash back to shareholders appears to be increasing – a development in-tune with our approach.

At the same time, we feel valuations for many high-quality names are at attractive levels, and at some point we believe we'll see an increase in companies' spending on new and better technology. In addition, we're confident that investors will be looking to redistribute assets into the fundamentally strong companies that we favor.

Thank you for your investment in Janus Adviser Large Cap Growth Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Adviser Series July 31, 2005 3

Janus Adviser Large Cap Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2005

	Calendar Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Adviser Large Cap Growth Fund - A Shares
NAV	1.74%	10.52%	(7.37)%	7.42%	8.23%
MOP	(4.10)%	4.41%	(8.41)%	6.97%	8.01%
Janus Adviser Large Cap Growth Fund - C Shares
NAV	1.29%	9.94%	(7.99)%	6.76%	7.58%
LOAD	0.28%**	8.89%**
Janus Adviser Large Cap Growth Fund - I Shares	1.59%	10.52%	(7.37)%	7.40%	8.23%
Janus Adviser Large Cap Growth Fund - R Shares	1.45%	10.52%	(7.61)%	7.22%	8.11%
Russell 1000® Growth Index	3.08%	13.04%	(8.72)%	7.48%	8.91%
S&P 500® Index	2.88%	14.05%	(1.35)%	9.98%	10.61%
Lipper Ranking - I Shares based on total returns for Large-Cap Growth Funds	N/A	557/673	224/447	N/A	N/A

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

*The predecessor fund's inception date - September 13, 1993

**Calculated to include contingent deferred sales charge applicable to Class C Shares

4 Janus Adviser Series July 31, 2005

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,051.40	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56
Expense Example - C Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,047.60	$8.43
Hypothetical (5% return before expenses)	$1,000.00	$1,016.56	$8.30
Expense Example - I Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,050.00	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81
Expense Example - R Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,048.50	$7.16
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.05

*Expenses are equal to the annualized expense ratio of 0.91% for A Shares, 1.66% for C Shares, 1.16% for I Shares and 1.41% for R Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

Effective February 28, 2005, Janus Adviser Growth Fund changed its name to Janus Adviser Large Cap Growth Fund and added to its investment policy to state that at least 80% of its net assets will be invested in large-sized companies.

There is no assurance that the investment process will consistently lead to successful investing.

Effective September 30, 2004, Janus Adviser Large Cap Growth Fund changed its primary benchmark from the S&P 500® Index to the Russell 1000® Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Fund will retain the S&P 500® Index as a secondary index.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Adviser Series July 31, 2005 5

Janus Adviser Large Cap Growth Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Common Stock - 99.3%
Aerospace and Defense - 6.8%
105,090	BAE Systems PLC**	$567,184
124,550	Boeing Co.	8,221,545
10,640	General Dynamics Corp.	1,225,622
79,725	Lockheed Martin Corp.	4,974,839
		14,989,190
Agricultural Operations - 0.5%
17,380	Monsanto Co.	1,170,891
Airlines - 0.1%
13,530	JetBlue Airways Corp.*	284,130
Apparel Manufacturers - 0.8%
147,428	Burberry Group PLC**	1,093,509
19,485	Coach, Inc.*	684,118
		1,777,627
Applications Software - 0.1%
13,635	Citrix Systems, Inc.*	324,922
Athletic Footwear - 1.0%
26,605	NIKE, Inc. - Class B	2,229,499
Automotive - Cars and Light Trucks - 0.3%
14,691	BMW A.G.**,#	686,863
Automotive - Truck Parts and Equipment - Original - 0.2%
12,225	Autoliv, Inc.	544,624
Beverages - Non-Alcoholic - 0.3%
12,615	PepsiCo, Inc.	687,896
Beverages - Wine and Spirits - 0.5%
19,935	Diageo PLC (ADR)**,#	1,109,781
Building - Residential and Commercial - 2.6%
40,231	D.R. Horton, Inc.	1,652,689
1,690	NVR, Inc.*,#	1,585,220
25,405	Pulte Homes, Inc.#	2,378,417
		5,616,326
Building and Construction Products - Miscellaneous - 1.0%
62,125	Masco Corp.	2,106,659
Cable Television - 3.7%
267,913	Comcast Corp. - Special Class A*	8,037,389
Casino Hotels - 0.6%
18,115	Harrah's Entertainment, Inc.	1,426,375
Chemicals - Diversified - 0.4%
35,275	Lyondell Chemical Co.	985,584
Commercial Banks - 0.4%
11,950	UBS A.G. (ADR)**	979,422
Commercial Services - 0.2%
9,610	Iron Mountain, Inc.*,#	329,527
Commercial Services - Finance - 0.7%
44,925	Paychex, Inc.	1,568,332
Computers - 2.6%
44,225	Dell, Inc.*	1,789,786
44,775	Hewlett-Packard Co.	1,102,361
41,230	Research In Motion, Ltd. (U.S. Shares)*	2,913,311
		5,805,458
Computers - Memory Devices - 0.7%
117,665	EMC Corp.*	1,610,834
Containers - Metal and Glass - 0.5%
27,345	Ball Corp.	1,037,743

Shares or Principal Amount		Value
Cosmetics and Toiletries - 3.0%
117,479	Procter & Gamble Co.	$6,535,356
Cruise Lines - 1.1%
46,755	Carnival Corp. (U.S. Shares)	2,449,962
Data Processing and Management - 0.8%
25,085	First Data Corp.	1,031,997
17,510	NAVTEQ Corp.*	769,915
		1,801,912
Dental Supplies and Equipment - 0.8%
40,515	Patterson Companies, Inc.*,#	1,806,969
Distribution/Wholesale - 0.5%
145,000	Esprit Holdings, Ltd.	1,076,798
Diversified Financial Services - 0.5%
19,210	Morgan Stanley Co.*	1,019,091
Diversified Minerals - 1.5%
98,005	Companhia Vale do Rio Doce (ADR)	3,191,043
Diversified Operations - 3.3%
40,605	General Electric Co.	1,400,873
25,365	Honeywell International, Inc.	996,337
34,907	Smiths Group PLC**	586,664
144,310	Tyco International, Ltd. (U.S. Shares)	4,397,125
		7,380,999
Diversified Operations - Commercial Services - 0.2%
15,675	ARAMARK Corp.- Class B#	436,392
E-Commerce/Services - 1.2%
38,377	eBay, Inc.*	1,603,391
41,025	IAC/InterActiveCorp*	1,095,368
		2,698,759
Electric - Generation - 0.3%
41,765	AES Corp.*	670,328
Electronic Components - Miscellaneous - 0.8%
65,505	Koninklijke (Royal) Philips Electronics N.V. (U.S. Shares)**,#	1,776,496
Electronic Components - Semiconductors - 0.9%
64,640	Texas Instruments, Inc.	2,052,966
Electronic Forms - 0.6%
42,190	Adobe Systems, Inc.	1,250,512
Enterprise Software/Services - 1.3%
87,015	Oracle Corp.*	1,181,664
36,995	SAP A.G. (ADR)**,#	1,584,126
		2,765,790
Entertainment Software - 0.7%
26,735	Electronic Arts, Inc.*	1,539,936
Finance - Investment Bankers/Brokers - 0.6%
23,110	Merrill Lynch & Company, Inc.	1,358,406
Financial Guarantee Insurance - 0.7%
23,780	MBIA, Inc.*,#	1,444,397
Food - Confectionary - 0.4%
11,140	Wm. Wrigley Jr. Co.	792,500
Food - Retail - 1.2%
19,360	Whole Foods Market, Inc.	2,642,834
Investment Management and Advisory Services - 0.4%
12,290	T. Rowe Price Group, Inc.	815,442

See Notes to Schedules of Investments and Financial Statements.

6 Janus Adviser Series July 31, 2005

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Medical - Biomedical and Genetic - 2.2%
27,740	Amgen, Inc.*	$2,212,264
22,130	Celgene Corp.*	1,058,921
17,405	Genentech, Inc.*	1,554,789
		4,825,974
Medical - Drugs - 2.7%
81,555	Eli Lilly and Co.	4,593,177
21,575	Sanofi-Aventis (ADR)**	934,198
10,670	Wyeth	488,153
		6,015,528
Medical - Generic Drugs - 0.6%
44,605	Teva Pharmaceutical Industries, Ltd. (ADR)	1,400,597
Medical - HMO - 2.9%
31,215	Coventry Health Care, Inc.*,#	2,207,837
81,590	UnitedHealth Group, Inc.	4,267,156
		6,474,993
Medical - Hospitals - 0.6%
25,825	HCA, Inc.	1,271,881
Medical Instruments - 0.8%
4,000	Intuitive Surgical, Inc.*	277,600
17,230	Medtronic, Inc.	929,386
11,815	St. Jude Medical, Inc.*	560,149
		1,767,135
Medical Products - 1.4%
11,300	Johnson & Johnson	722,748
19,855	Stryker Corp.#	1,073,957
2,943	Synthes, Inc.	319,117
24,160	Varian Medical Systems, Inc.*	948,522
		3,064,344
Metal - Diversified - 0.3%
17,355	Inco, Ltd. (U.S. Shares)	711,208
Metal Processors and Fabricators - 0.7%
17,620	Precision Castparts Corp.	1,585,448
Motorcycle and Motor Scooter Manufacturing - 0.9%
35,885	Harley-Davidson, Inc.	1,908,723
Multimedia - 2.0%
263,485	Time Warner, Inc.*	4,484,515
Networking Products - 5.9%
571,624	Cisco Systems, Inc.*	10,946,599
83,185	Juniper Networks, Inc.*,#	1,995,608
		12,942,207
Oil - Field Services - 2.1%
29,190	Halliburton Co.	1,636,100
36,630	Schlumberger, Ltd. (U.S. Shares)**	3,067,396
		4,703,496
Oil and Gas Drilling - 0.7%
25,965	Transocean, Inc.*	1,465,205
Oil Companies - Exploration and Production - 2.3%
35,300	Apache Corp.	2,414,519
16,245	EnCana Corp. (U.S. Shares)	671,731
31,285	EOG Resources, Inc.	1,911,514
		4,997,764

Shares or Principal Amount		Value
Oil Companies - Integrated - 2.1%
10,845	Amerada Hess Corp.	$1,278,192
42,535	Exxon Mobil Corp.	2,498,930
18,425	Suncor Energy, Inc. (U.S. Shares)	900,983
		4,678,105
Optical Supplies - 1.6%
29,870	Alcon, Inc. (U.S. Shares)**	3,421,609
Pharmacy Services - 1.7%
82,170	Caremark Rx, Inc.*	3,663,139
Property and Casualty Insurance - 0.7%
7,215	St. Paul Travelers Companies, Inc.	317,604
30,412	W. R. Berkley Corp.	1,138,321
		1,455,925
Retail - Apparel and Shoe - 0.8%
16,325	Abercrombie & Fitch Co. - Class A	1,176,216
16,895	Nordstrom, Inc.	625,284
		1,801,500
Retail - Building Products - 1.7%
56,580	Lowe's Companies, Inc.	3,746,728
Retail - Consumer Electronics - 1.1%
31,395	Best Buy Company, Inc.	2,404,857
Retail - Discount - 0.3%
12,036	Costco Wholesale Corp.	553,295
Retail - Drug Store - 2.1%
96,410	Walgreen Co.	4,614,183
Retail - Major Department Stores - 0.4%
16,680	J.C. Penney Company, Inc.	936,415
Retail - Office Supplies - 1.0%
20,835	Office Depot, Inc.*	591,297
71,480	Staples, Inc.	1,627,600
		2,218,897
Semiconductor Components/Integrated Circuits - 5.5%
131,360	Linear Technology Corp.	5,104,650
164,459	Maxim Integrated Products, Inc.	6,885,897
		11,990,547
Semiconductor Equipment - 0.3%
19,265	Novellus Systems, Inc.*	555,795
Soap and Cleaning Preparations - 0.6%
42,319	Reckitt Benckiser PLC**	1,268,994
Telecommunication Equipment - Fiber Optics - 1.5%
172,545	Corning, Inc.*	3,286,982
Television - 1.3%
68,733	British Sky Broadcasting Group PLC**	644,290
76,374	Univision Communications, Inc. - Class A*	2,159,857
		2,804,147
Therapeutics - 0.7%
35,780	Gilead Sciences, Inc.*	1,603,302
Transportation - Services - 1.4%
41,060	United Parcel Service, Inc. - Class B	2,996,148
Web Portals/Internet Service Providers - 2.0%
131,415	Yahoo!, Inc.*	4,381,376

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 7

Janus Adviser Large Cap Growth Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Wireless Equipment - 1.6%
156,555	Nokia Oyj (ADR)**,#	$2,497,053
22,460	QUALCOMM, Inc.	886,945
		3,383,998
Total Common Stock (cost $172,330,674)		218,200,920
Other Securities - 2.1%
4,559,471	State Street Navigator Securities Lending Prime Portfolio† (cost $4,559,471)	4,559,471
Repurchase Agreement - 0.8%
$1,700,000	Banc of America Securities LLC, 3.3325% dated 7/29/05, maturing 8/1/05 to be repurchased at $1,700,472 collateralized by $1,771,390 in U.S. Government Agencies 4.00% - 6.50%, 2/25/17 - 7/15/35 with a value of $1,734,000 (cost $1,700,000)	1,700,000
Total Investments (total cost $178,590,145) – 102.2%		224,460,391
Liabilities, net of Cash, Receivables and Other Assets – (2.2%)		(4,813,958)
Net Assets – 100%		$219,646,433

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$5,473,923	2.4%
Brazil	3,191,043	1.4%
Canada	5,197,233	2.3%
Cayman Islands	1,465,205	0.7%
Finland	2,497,053	1.1%
France	934,198	0.4%
Germany	2,270,989	1.0%
Israel	1,400,597	0.6%
Netherlands	4,843,892	2.2%
Panama	2,449,962	1.1%
Switzerland	4,401,031	2.0%
United Kingdom	5,270,422	2.4%
United States††	185,064,843	82.4%
Total	$224,460,391	100.0%

††Includes Short-Term Securities and Other Securities (79.7% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 8/19/05	360,000	$632,416	$40,551
British Pound 12/2/05	1,180,000	2,069,490	84,718
British Pound 1/27/06	85,000	149,024	687
Euro 9/9/05	175,000	212,600	18,331
Euro 1/27/06	2,415,000	2,955,424	7,203
Swiss Franc 8/19/05	90,000	70,004	5,247
Swiss Franc 1/27/06	215,000	169,625	1,077
Total		$6,258,583	$157,814

See Notes to Schedules of Investments and Financial Statements.

8 Janus Adviser Series July 31, 2005

Janus Adviser Forty Fund (unaudited)

Performance Overview

For the 12-month period ended July 31, 2005, Janus Adviser Forty Fund's I Shares returned 29.15% while the Fund's benchmark, the Russell 1000® Growth Index, returned 13.04%. The Fund's secondary benchmark, the S&P 500 Index, returned 14.05% for the period. For the 12-month period ended July 31, 2005, the Fund ranked within the top 1% (1/673) of all Large-Cap Growth Funds tracked by Lipper and its five-year performance ranks it in the top 11% (48/447) of its peer group (based on total return through 7/31/05).

Top Contributors

Healthcare remained an area of strength for the Fund, with our investments in biotechnology firm Genentech, as well as HMOs UnitedHealth and Aetna, turning in particularly strong results.

Genentech was boosted by continued good news surrounding its robust pipeline of cancer-fighting drugs. Studies have shown that Avastin, in addition to being effective in the treatment of colorectal cancer, has shown itself to be effective in the treatment of some breast cancers. Herecetptin, another Genentech drug, has also shown to be efficacious in the treatment of certain types of breast cancer. Both Avastin and Tarceva have shown promise in the treatment of non-small cell lung cancers. Genentech is expected to file for approval with the FDA on these and a number of other indications in the coming months.

Meanwhile, our investments in Aetna and UnitedHealth continued to benefit from more benign trends in hospital network admissions and more subdued rate increases in medical costs. Although each company's approach to the marketplace is very different, both Aetna and UnitedHealth have enjoyed robust enrollment growth in their health plan offerings and both grew earnings over 25% throughout 2004. Additionally, each company generates enough cash from its operations to fund its own growth initiatives as well as an aggressive share repurchase program. Despite the appreciation in their share prices, we believe both stocks are still reasonably valued at roughly 14 and 16 times next year's earnings, respectively. We continue to monitor the industry's trends and intend to respond accordingly.

Noteworthy Detractors

Although we continued to outperform the averages during the period, not everything went our way, and a handful of our investments lagged the markets. Among these was drug maker Forest Laboratories, the Fund's largest detractor. The stock declined as a result of concerns surrounding generic challenges to its name-brand mental health treatments, and we liquidated our holdings at a loss.

Another weak performer was networking equipment manufacturer Cisco Systems, which slumped as end-market trends weakened. We consequently eliminated our position.

Investment Strategy and Outlook

One of the significant changes in the Fund's composition during these past six months has been our increased investment in energy. As most long-term investors in the Fund may remember, we had significant exposure to energy via our investment in Exxon beginning in early 2002 and continuing through late 2003, when we sold the position. In retrospect, this was not our best sale, as 2004 was a great year for these stocks. Nevertheless, many of the macroeconomic drivers we identified in this industry in

Fund Snapshot

This fund invests primarily in a concentrated portfolio of companies of any size, including large-capitalization domestic companies and faster-growing, medium- and small-sized companies.

Scott Schoelzel

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	July 31, 2005	July 31, 2004
UnitedHealth Group, Inc.	10.1%	10.5%
Genentech, Inc.	7.5%	6.2%
Aetna, Inc.	6.4%	4.2%
ConocoPhillips	5.7%	–
NIKE, Inc. - Class B	4.5%	5.4%
Electronic Arts, Inc.	4.5%	6.1%
eBay, Inc.	3.9%	5.1%
Bank of America Corp.	3.8%	6.0%
Energizer Holdings, Inc.	3.4%	2.4%
Wells Fargo & Co.	3.4%	3.8%

Janus Adviser Series July 31, 2005 9

Janus Adviser Forty Fund (unaudited)

the early 2000s but did not fully capitalize on are still in place today. Simply put, world oil demand, driven by solid global growth, particularly from some of the more rapidly developing economies (Asia, specifically China together with India), is rapidly catching up with the ability of the world's oil complexes to supply that demand, and prices have risen accordingly.

The key question is "where do we go from here?" There is no doubt that excess capacity will be developed and I believe the price of the commodity should ease from near-$60 levels. And, to be sure, I am not one of the industry's alarmists saying that the world's oil production capacity is peaking – far from it. But I do think that, at the margin, demand will be strong and the companies in the "oil complex" generally will be more judicious about their use of shareholder capital, returning excess cash to shareholders via either increased dividends or share buy backs when development alternatives cannot be economically found. Despite our best financial, political and economic analysis of the situation, I was struck by the tag line of a recent conversation with a 40-year veteran of the oil industry (a non-Wall Streeter) when he told me "You know Scott, they just ain't finding it the way they used to."

In conclusion, I'd like you to know that I genuinely appreciate your investment in the Fund and hope that you have continued to make periodic investments along the way. We believe that we are invested in some tremendous companies and take great pride in the Fund's improved performance.

Thank you for your continued investment in Janus Adviser Forty Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

10 Janus Adviser Series July 31, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2005

	Calendar Year-to-Date	One Year	Five Year	Since Inception*
Janus Adviser Forty Fund - A Shares
NAV	9.20%	29.15%	(2.49)%	13.15%
MOP	2.93%	22.04%	(3.59)%	12.38%
Janus Adviser Forty Fund - C Shares
NAV	8.70%	28.48%	(3.04)%	12.64%
LOAD	7.61%**	27.19%**
Janus Adviser Forty Fund - I Shares	9.05%	29.15%	(2.49)%	13.15%
Janus Adviser Forty Fund - R Shares	8.86%	28.98%	(2.73)%	12.94%
Russell 1000® Growth Index	3.08%	13.04%	(8.72)%	4.39%
S&P 500® Index	2.88%	14.05%	(1.35)%	7.04%
Lipper Ranking - I Shares based on total returns for Large-Cap Growth Funds	N/A	1/673	48/447	1/205

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive each reorganized Fund's total operating expenses to the levels indicated in the prospectus until at least December, 1 2006. Without such waivers total returns would have been lower.

The fund is classified as "nondiversified", meaning it has the ability to take larger positions in a smaller number of issuers. Nondiversified funds may experience greater price volatility.

Returns have sustained significant gains due to market volatility in the healthcare sector.

*The predecessor fund's inception date - May 1, 1997

**Calculated to include contingent deferred sales charge applicable to Class C Shares

Janus Adviser Series July 31, 2005 11

Janus Adviser Forty Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,138.80	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	$4.61
Expense Example - C Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,134.50	$8.84
Hypothetical (5% return before expenses)	$1,000.00	$1,016.51	$8.35
Expense Example - I Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,137.30	$6.15
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81
Expense Example - R Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,135.70	$7.52
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.10

*Expenses are equal to the annualized expense ratio of 0.92% for A Shares, 1.67% for C Shares, 1.16% for I Shares and 1.42% for R Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

Effective February 28, 2005, Janus Adviser Capital Appreciation Fund changed its name to Janus Adviser Forty Fund and added to its investment policy to state that it will invest primarily in a core group of 20 to 40 common stocks selected for their growth potential.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective September 30, 2004, Janus Adviser Forty Fund changed its primary benchmark from the S&P 500® Index to the Russell 1000® Growth Index. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Fund will retain the S&P 500® Index as a secondary index.

Concentration may lead to greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

12 Janus Adviser Series July 31, 2005

Janus Adviser Forty Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Common Stock - 96.3%
Athletic Footwear - 4.5%
616,140	NIKE, Inc. - Class B	$51,632,532
Batteries and Battery Systems - 3.4%
614,115	Energizer Holdings, Inc.*,#	39,241,949
Casino Hotels - 0.7%
105,135	Harrah's Entertainment, Inc.	8,278,330
Computers - 2.2%
171,880	Dell, Inc.*	6,955,984
252,650	Research In Motion, Ltd. (U.S. Shares)*	17,852,249
		24,808,233
Cosmetics and Toiletries - 2.8%
562,900	Procter & Gamble Co.	31,314,127
E-Commerce/Services - 3.9%
1,067,295	eBay, Inc.*	44,591,585
Electronic Components - Semiconductors - 1.1%
394,980	Texas Instruments, Inc.	12,544,565
Entertainment Software - 4.5%
889,110	Electronic Arts, Inc.*	51,212,736
Finance - Consumer Loans - 0.8%
170,130	SLM Corp.	8,759,994
Finance - Investment Bankers/Brokers - 1.7%
174,255	Goldman Sachs Group, Inc.	18,728,927
Medical - Biomedical and Genetic - 9.2%
399,125	Celgene Corp.*	19,098,131
960,765	Genentech, Inc.*	85,825,137
		104,923,268
Medical - HMO - 16.5%
936,335	Aetna, Inc.	72,472,329
2,204,335	UnitedHealth Group, Inc.	115,286,720
		187,759,049
Medical Instruments - 1.5%
325,575	Medtronic, Inc.	17,561,516
Oil Companies - Exploration and Production - 5.5%
546,510	Apache Corp.	37,381,284
271,275	EnCana Corp. (U.S. Shares)	11,217,221
229,620	EOG Resources, Inc.	14,029,782
		62,628,287
Oil Companies - Integrated - 16.1%
108,585	Amerada Hess Corp.	12,797,828
549,045	BP PLC (ADR)	36,171,084
446,118	Chevron Corp.	25,879,305
1,027,595	ConocoPhillips	64,317,170
236,070	Exxon Mobil Corp.	13,869,113
372,900	Occidental Petroleum Corp.	30,682,212
		183,716,712
Oil Refining and Marketing - 0.9%
121,710	Valero Energy Corp.	10,075,154
Optical Supplies - 2.0%
202,170	Alcon, Inc. (U.S. Shares)#	23,158,574
Radio - 2.4%
757,820	XM Satellite Radio Holdings, Inc.- Class A*,#	27,001,127
Retail - Apparel and Shoe - 0.2%
35,155	Abercrombie & Fitch Co. - Class A	2,532,918

Shares or Principal Amount		Value
Retail - Auto Parts - 3.4%
563,305	Advance Auto Parts, Inc.*	$38,845,513
Retail - Building Products - 1.1%
192,715	Lowe's Companies, Inc.	12,761,587
Retail - Regional Department Stores - 1.2%
243,825	Kohl's Corp.*	13,739,539
Retail - Restaurants - 0.4%
87,645	Starbucks Corp.*	4,605,745
Super-Regional Banks - 7.2%
1,001,840	Bank of America Corp.	43,680,224
634,300	Wells Fargo & Co.	38,907,962
		82,588,186
Web Portals/Internet Service Providers - 2.1%
28,690	Google, Inc. - Class A*	8,255,834
480,260	Yahoo!, Inc.*	16,011,869
		24,267,703
Wireless Equipment - 1.0%
281,405	QUALCOMM, Inc.	11,112,683
Total Common Stock (cost $692,359,114)		1,098,390,539
Other Securities - 3.5%
39,398,101	State Street Navigator Securities Lending Prime Portfolio† (cost $39,398,101)	39,398,101
Repurchase Agreement - 2.2%
$24,900,000	Banc of America Securities LLC, 3.3325% dated 7/29/05, maturing 8/1/05 to be repurchased at $24,906,915 collateralized by $25,945,651 in U.S. Government Agencies 4.00% - 6.50%, 2/25/17 - 7/15/35 with a value of $25,398,000 (cost $24,900,000)	24,900,000
Total Investments (total cost $756,657,215) – 102.0%		1,162,688,640
Liabilities, net of Cash, Receivables and Other Assets – (2.0)%		(22,370,080)
Net Assets – 100%		$1,140,318,560

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$29,069,470	2.5%
Switzerland	23,158,574	2.0%
United Kingdom	36,171,084	3.1%
United States††	1,074,289,512	92.4%
Total	$1,162,688,640	100.0%

††Includes Short-Term Securities and Other Securities (86.9% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 13

Janus Adviser Mid Cap Growth Fund (unaudited)

Performance Overview

During the 12 months ended July 31, 2005, as mid-cap stocks outpaced large-cap names, Janus Adviser Mid Cap Growth Fund's I Shares returned 26.86%. Meanwhile, the Fund's primary benchmark, the Russell Midcap® Growth Index, returned 25.65% and the secondary benchmark, the S&P MidCap 400 Index, returned 25.89%.

Contributing to the Fund's outperformance versus its primary benchmark were a number of well-chosen stocks within the technology hardware and equipment group as well as the energy sector. Conversely, meager results posted by a number of our holdings in the software and services and media sectors pressured results.

Strategy in This Environment

Mid-cap stocks joined in the broader market's swings and the Fund generally followed suit. To cushion the moves, we adhered to a diversified strategy, spreading our investments across a broad spectrum of companies in many industries. As always, we seek to employ a consistent investment thesis that we hope will be more fully recognized by the market over time through an improving stock price. In short, we are looking for companies we believe have exciting growth opportunities, predictable revenue streams, expanding profit margins and good control of working capital on the balance sheet.

Portfolio Composition

As of July 31, 2005, 97.8% of the Fund's total net assets were invested in equities with foreign stocks accounting for 9.9% of the equities. The Fund's 10 largest equity positions represented 22.5% of its total net assets and we held 2.2% in cash.

Select Energy, Telecommunications and Financial Stocks Fueled Gains

Reviewing the leading positive contributors, broad strength in the energy markets helped elevate oil and natural gas exploration and production holding EOG Resources. EOG has a substantial ownership stake in the large Barnett Shale field in Texas and has been helped by upward trends in natural gas prices. Although the company will be exposed to any price drops, we've long been attracted to its continued development potential regardless of the commodity markets.

Also among the top pacesetters during the period was wireless telephone service provider Nextel Partners, which markets Nextel Communications services in rural markets. Spun out of the larger entity a number of years ago, Nextel Partners management negotiated a right to put the company back to its former parent if there is a change in control at Nextel. As Nextel is in the process of merging with Sprint, the likelihood of Nextel Partners exercising that put has increased dramatically. As a result, we believe there is minimal downside risk in Nextel Partners. Operationally, Nextel Partners has excelled due to best-in-class metrics for customer turnover. Having increased its subscriber base 29% and its service revenues by 32% on a year-over-year basis, Nextel Partners bolsters its margins by keeping its marketing costs to prospective customers modest.

Also contributing to the Fund's performance was financial marketplace operator Chicago Mercantile Exchange Holdings. Although some investors fretted over the initially low prices on a new class of securities developed by the Chicago Mercantile, the move spurred demand. Once volumes reached critical mass midway through the second quarter, the company started to raise prices. Such innovation has further bolstered the company's formidable competitive edge, which fuels accelerating trading volumes – it reported a 33% increase on a year-over-year basis in second quarter trades. Strong revenue growth and defensible margins have followed.

Fund Snapshot

This fund invests in medium-sized companies believed to have moved beyond their emerging growth phase but that still may have room to expand their business and grow.

Jonathan Coleman

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	July 31, 2005	July 31, 2004
EOG Resources, Inc.	2.9%	2.2%
Nextel Partners, Inc. - Class A	2.8%	1.1%
Lamar Advertising Co.	2.6%	3.1%
Celgene Corp.	2.5%	1.3%
Kinder Morgan, Inc.	2.2%	2.7%
T. Rowe Price Group, Inc.	2.1%	1.7%
Fisher Scientific International, Inc.	1.9%	–
Ball Corp.	1.9%	2.5%
NVR, Inc.	1.8%	1.3%
Dean Foods Co.	1.8%	1.9%

14 Janus Adviser Series July 31, 2005

(unaudited)

Detractors Included Select Biotech, Pharmaceutical and Technology Holdings

During the period, Wall Street biotech analysts turned much of their attention to the bone marrow disease myelodysplastic syndrome (MDS) and the ensuing debate over treatments weighed on biotech firm Pharmion. Pharmion's drug Vidaza is on the market and approved by the Food and Drug Administration (FDA) for treatment of later stage MDS but we became concerned about its long term growth prospects and decided to exit the position.

Drug maker Elan of Ireland plummeted after pulling its multiple sclerosis treatment Tysabri from the market. The decision followed the death of a patient who took the drug in combination with Avonex, another approved treatment with no previous safety issues. Unsettled by events and with a concern about the company's debt burden, we sold the position.

Lastly, ATI Technologies, which develops graphic semiconductor chips for electronic game systems, was another disappointment. Due to delays in rolling out higher-end products, ATI lost its product leadership to industry competitor NVIDIA during the annual refresh cycle in the graphics chip business. As a result, the company has struggled with its inventory management. While the delay is disappointing, we are comforted with the company's substantial cash balance and feel the stock could perform well once the high end products reach market.

Investment Strategy and Outlook

Given the underlying pressures of elevated oil prices and increasing interest rates, we believe the market may be range-bound during the next couple of quarters. Furthermore, considering the outperformance of small- and mid-cap stocks over the past five or so years, a rotation back into large-cap stocks could affect demand for smaller issues. At the same time, value stocks have outperformed growth names, and that cycle could be ready to shift as well. Regardless of the larger trends, we'll continue to invest in a wide array of industries in an effort to reduce the Fund's downside risk while maintaining exposure to an assortment of stocks we believe have the potential for price appreciation.

Thank you for your investment in Janus Adviser Mid Cap Growth Fund.

Significant Areas of Investment - Fund vs. Index (% of Net Assets)

Janus Adviser Series July 31, 2005 15

Janus Adviser Mid Cap Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2005

	Calendar Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Adviser Mid Cap Growth Fund - A Shares NAV	6.78%	26.86%	(12.04)%	7.48%	10.13%
MOP	0.64%	19.81%	(13.04)%	7.02%	9.88%
Janus Adviser Mid Cap Growth Fund - C Shares NAV	6.32%	26.16%	(12.58)%	6.93%	9.57%
LOAD	5.26%**	24.90%**
Janus Adviser Mid Cap Growth Fund - I Shares	6.62%	26.86%	(12.04)%	7.48%	10.13%
Janus Adviser Mid Cap Growth Fund - R Shares	6.46%	26.86%	(12.28)%	7.27%	10.01%
Russell Midcap® Growth Index	7.64%	25.65%	(2.89)%	9.39%	10.26%
S&P MidCap 400 Index	9.30%	25.89%	9.27%	14.67%	14.34%
Lipper Ranking - I Shares based on total returns for Mid-Cap Growth Funds	N/A	102/532	292/317	N/A	N/A

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

*The predecessor fund's inception date - September 13, 1993

**Calculated to include contingent deferred sales charge applicable to Class C Shares

16 Janus Adviser Series July 31, 2005

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,093.00	$4.72
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56
Expense Example - C Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,088.90	$8.55
Hypothetical (5% return before expenses)	$1,000.00	$1,016.61	$8.25
Expense Example - I Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,091.90	$5.96
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76
Expense Example - R Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,090.30	$7.31
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.05

*Expenses are equal to the annualized expense ratio of 0.91% for A Shares, 1.65% for C Shares, 1.15% for I Shares and 1.41% for R Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Janus Adviser Series July 31, 2005 17

Janus Adviser Mid Cap Growth Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Common Stock - 97.8%
Advertising Sales - 2.6%
58,622	Lamar Advertising Co.*	$2,579,954
Airlines - 0.9%
20,030	Ryanair Holdings PLC (ADR)*,#	937,604
Apparel Manufacturers - 0.5%
14,880	Coach, Inc.*	522,437
Applications Software - 0.4%
16,055	Citrix Systems, Inc.*	382,591
Audio and Video Products - 1.4%
16,235	Harman International Industries, Inc.	1,395,398
Batteries and Battery Systems - 0.5%
7,795	Energizer Holdings, Inc.*	498,101
Broadcast Services and Programming - 0.4%
30,520	CKX, Inc.*	424,075
Building - Mobile Home and Manufactured Homes - 1.4%
40,210	Thor Industries, Inc.	1,439,518
Building - Residential and Commercial - 1.8%
1,955	NVR, Inc.*	1,833,790
Cable Television - 0.5%
16,595	EchoStar Communications Corp. - Class A*	476,608
Casino Services - 0.6%
21,505	Scientific Games Corp.-Class A*,#	588,807
Cellular Telecommunications - 2.8%
111,445	Nextel Partners, Inc. - Class A*	2,774,981
Commercial Services - 1.4%
12,930	Alliance Data Systems Corp.*	550,430
24,477	Iron Mountain, Inc.*,#	839,316
		1,389,746
Commercial Services - Finance - 3.2%
32,910	Jackson Hewitt Tax Service, Inc.	832,952
18,260	Moody's Corp.	863,881
42,022	Paychex, Inc.	1,466,988
		3,163,821
Computers - 0.8%
18,590	Apple Computer, Inc.*	792,864
Computers - Integrated Systems - 0.8%
23,675	NCR Corp.*	821,759
Containers - Metal and Glass - 2.7%
49,105	Ball Corp.	1,863,534
33,990	Owens-Illinois, Inc.*	871,844
		2,735,378
Cruise Lines - 0.8%
16,585	Royal Caribbean Cruises, Ltd. (U.S. Shares)#	753,788
Data Processing and Management - 1.4%
32,030	NAVTEQ Corp.*	1,408,359
Dental Supplies and Equipment - 0.8%
18,670	Patterson Companies, Inc.*	832,682
Distribution/Wholesale - 0.9%
17,370	United Stationers, Inc.*,#	900,635
Diversified Operations - 0.6%
14,345	Pentair, Inc.#	576,239
Diversified Operations - Commercial Services - 0.8%
36,545	Cendant Corp.	780,601

Shares or Principal Amount		Value
Electric Products - Miscellaneous - 1.5%
35,255	AMETEK, Inc.	$1,452,506
Electronic Components - Semiconductors - 3.8%
84,225	Advanced Micro Devices, Inc.*,#	1,691,239
14,330	Altera Corp.*	313,397
41,770	ATI Technologies, Inc. (U.S. Shares)*	525,884
27,045	International Rectifier Corp.*	1,272,467
		3,802,987
Entertainment Software - 1.6%
31,626	Activision, Inc.*	643,273
15,960	Electronic Arts, Inc.*	919,296
		1,562,569
Fiduciary Banks - 1.0%
10,760	Investors Financial Services Corp.#	370,359
11,535	Northern Trust Corp.	585,978
		956,337
Finance - Other Services - 1.0%
3,225	Chicago Mercantile Exchange Holdings, Inc.	970,886
Food - Canned - 1.0%
32,419	TreeHouse Foods, Inc.*	991,373
Food - Dairy Products - 1.8%
49,120	Dean Foods Co.*	1,753,584
Hospital Beds and Equipment - 0.4%
6,585	Kinetic Concepts, Inc.*	394,902
Hotels and Motels - 1.2%
18,645	Starwood Hotels & Resorts Worldwide, Inc.	1,180,601
Human Resources - 1.8%
30,990	Manpower, Inc.	1,481,322
9,890	Robert Half International, Inc.	335,172
		1,816,494
Independent Power Producer - 1.2%
90,865	Reliant Energy, Inc.*,#	1,204,870
Industrial Automation and Robotics - 0.5%
10,385	Rockwell Automation, Inc.	534,931
Instruments - Scientific - 1.9%
27,941	Fisher Scientific International, Inc.*	1,873,444
Insurance Brokers - 0.4%
13,465	Willis Group Holdings, Ltd.	446,499
Internet Infrastructure Software - 1.0%
14,005	F5 Networks, Inc.*	590,731
55,345	TIBCO Software, Inc.*,#	425,603
		1,016,334
Internet Security - 0.7%
30,745	Check Point Software Technologies, Ltd. (U.S. Shares)*	692,685
Investment Management and Advisory Services - 2.1%
31,095	T. Rowe Price Group, Inc.	2,063,153
Leisure and Recreation Products - 0.8%
16,545	Brunswick Corp.	770,335
Machinery - Construction and Mining - 1.4%
28,340	Terex Corp.*	1,372,223
Machinery - Pumps - 0.6%
16,925	Graco, Inc.	647,043

See Notes to Schedules of Investments and Financial Statements.

18 Janus Adviser Series July 31, 2005

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Medical - Biomedical and Genetic - 4.1%
53,115	Celgene Corp.*	$2,541,553
17,825	Invitrogen Corp.*	1,528,850
		4,070,403
Medical - Drugs - 1.0%
6,182	Merck KGaA	549,630
8,655	OSI Pharmaceuticals, Inc.*	357,452
		907,082
Medical - HMO - 1.4%
19,767	Coventry Health Care, Inc.*	1,398,120
Medical Instruments - 1.8%
11,735	Intuitive Surgical, Inc.*,#	814,409
21,235	St. Jude Medical, Inc.*	1,006,751
		1,821,160
Medical Products - 0.6%
14,345	Varian Medical Systems, Inc.*	563,185
Miscellaneous Manufacturing - 0.9%
488,732	FKI PLC	897,948
Motion Pictures and Services - 0.6%
60,440	Lions Gate Entertainment Corp. (U.S. Shares)*,#	619,510
Multi-Line Insurance - 1.0%
27,750	Assurant, Inc.	1,025,363
Oil Companies - Exploration and Production - 4.3%
48,810	EOG Resources, Inc.	2,982,291
24,305	Murphy Oil Corp.	1,289,137
		4,271,428
Optical Supplies - 0.7%
6,255	Alcon, Inc. (U.S. Shares)	716,510
Physical Therapy and Rehabilitation Centers - 0.2%
45,645	HEALTHSOUTH Corp.*	244,657
Pipelines - 2.2%
24,520	Kinder Morgan, Inc.#	2,178,847
Printing - Commercial - 0.6%
17,295	R.R. Donnelley & Sons Co.	623,485
Property and Casualty Insurance - 0.6%
14,700	W. R. Berkley Corp.	550,221
Publishing - Periodicals - 1.1%
18,720	Dex Media, Inc.	470,808
45,725	Playboy Enterprises, Inc. - Class B*	614,544
		1,085,352
Recreational Vehicles - 0.7%
12,765	Polaris Industries, Inc.#	705,905
Reinsurance - 1.4%
516	Berkshire Hathaway, Inc. - Class B*	1,435,512
Respiratory Products - 0.8%
22,260	Respironics, Inc.*,#	843,654
Retail - Apparel and Shoe - 0.9%
12,780	Abercrombie & Fitch Co. - Class A	920,799
Retail - Auto Parts - 1.0%
14,660	Advance Auto Parts, Inc.*	1,010,954
Retail - Office Supplies - 1.2%
53,662	Staples, Inc.	1,221,884
Retail - Restaurants - 1.0%
18,815	Yum! Brands, Inc.	984,965

Shares or Principal Amount		Value
Schools - 1.5%
13,167	Apollo Group, Inc. - Class A*	$989,500
5,305	Strayer Education, Inc.	522,171
		1,511,671
Semiconductor Components/Integrated Circuits - 2.3%
18,790	Linear Technology Corp.	730,179
34,095	Marvell Technology Group, Ltd.*	1,489,611
		2,219,790
Semiconductor Equipment - 1.4%
14,415	KLA-Tencor Corp.	745,256
22,845	Novellus Systems, Inc.*	659,078
		1,404,334
Telecommunication Equipment - 1.5%
22,475	Adtran, Inc.	601,431
22,075	Harris Corp.	818,320
		1,419,751
Telecommunication Services - 1.1%
37,655	Amdocs, Ltd. (U.S. Shares)*	1,117,977
Television - 0.9%
32,164	Univision Communications, Inc. - Class A*	909,598
Textile-Home Furnishings - 1.0%
11,125	Mohawk Industries, Inc.*	976,998
Therapeutics - 2.3%
20,725	Gilead Sciences, Inc.*	928,687
28,240	Neurocrine Biosciences, Inc.*	1,400,139
		2,328,826
Toys - 1.2%
59,465	Marvel Enterprises, Inc.*	1,153,026
Transportation - Marine - 0.6%
11,050	Alexander & Baldwin, Inc.	590,954
Transportation - Railroad - 0.9%
12,915	Canadian National Railway Co. (U.S. Shares)	858,202
Transportation - Services - 1.3%
11,200	C.H. Robinson Worldwide, Inc.	700,784
10,800	Expeditors International of Washington, Inc.#	594,540
		1,295,324
Total Common Stock (cost $63,049,396)		97,396,887
Other Securities - 9.1%
9,043,467	State Street Navigator Securities Lending Prime Portfolio† (cost $9,043,467)	9,043,467
Repurchase Agreement - 2.7%
$2,700,000	Banc of America Securities LLC, 3.3325% dated 7/29/05, maturing 8/1/05 to be repurchased at $2,700,750 collateralized by $2,813,384 in U.S. Government Agencies 4.00% - 6.50%, 2/25/17 - 7/15/35 with a value of $2,754,000 (cost $2,700,000)	2,700,000
Total Investments (total cost $74,792,863) – 109.6%		109,140,354
Liabilities, net of Cash, Receivables and Other Assets – (9.6)%		(9,549,757)
Net Assets – 100%		$99,590,597

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 19

Janus Adviser Mid Cap Growth Fund

Schedule of Investments

As of July 31, 2005

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$1,936,110	1.8%
Canada	2,003,596	1.8%
Germany	549,630	0.5%
Ireland	937,604	0.9%
Israel	692,685	0.6%
Liberia	753,788	0.7%
Switzerland	716,510	0.7%
United Kingdom	2,015,925	1.8%
United States††	99,534,506	91.2%
Total	$109,140,354	100.0%

†† Includes Short-Term Securities and Other Securities (80.4% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

20 Janus Adviser Series July 31, 2005

Janus Adviser Growth and Income Fund (unaudited)

Performance Overview

For the 12 months ended July 31, 2005, Janus Adviser Growth and Income Fund's I Shares returned 20.26%, versus a 14.05% gain for its benchmark, the S&P 500® Index. The Fund's secondary benchmark, the Russell 1000® Growth Index, returned 13.04% for the reporting period.

Investment Philosophy and Strategy

The Fund is managed for shareholders in pursuit of longer-term financial objectives such as building a retirement nest egg, buying a home or funding a college education. My goal is to deliver top-quartile returns while minimizing volatility. This is easier said than done – so what is my strategy?

Conceptually, and within the growth allocation of the Fund, I think of the Fund as holding two buckets of stocks. The first bucket normally holds two-thirds to three-fourths of the Fund's total assets in what I call "core long-term holdings." These are companies I believe have sustainable competitive advantages in one of several competencies, including product distribution (Fund examples include PepsiCo and Yahoo!), research and development or product development (Exxon Mobil and Electronic Arts) or manufacturing (Procter & Gamble and Nokia). In other cases, these are companies I believe have fundamentally advantaged business models such as Dell Computer and Amazon.com – which are no longer held in the Fund.

The Fund generally holds these stocks with a longer time horizon – two to five years – but in certain cases, I will sell companies with wide competitive moats if the industry fundamentals deteriorate. A good example of this is Anheuser-Busch (Bud), best known for brewing Budweiser beer. This company was among the top 10 holdings in the Fund at the beginning of 2004; and for good reason, as it had approximately 50% market share of the domestic beer industry, which yields enormous scale benefits in manufacturing and advertising efficiency. Bud also wields considerable distribution advantages because the majority of its sales are executed by exclusive wholesalers. Despite these advantages, I sold the entire position because our research suggested heightened competitive pressure in the beer industry as consumer tastes shifted to wine and spirits.

The Fund's second bucket of stocks is comprised of what I consider to be "special situations." This term includes situations where, in some cases, under a new management team, companies restructure their business portfolio to unlock potential value (Fund examples include Tyco and Marvel Enterprises); or opportunities where the market unfairly punishes a stock in reaction to an outside event (AIG – which is no longer held in the Fund); or situations where a company has a product-specific catalyst (Advanced Micro Devices or Rockwell Automation). My investment time horizon for these stocks is generally shorter – 12 to 18 months – as I invest with the anticipation that these stocks may react to the realization of a specific catalyst.

Portfolio Composition

As of July 31, 2005, the Fund was 98.0% invested in equities, including a 26.6% stake in foreign stocks as a percentage of total net assets. The Fund's top 10 equity holdings represented 32.5% of its total net assets and we held 2.0% of total net assets in cash.

Energy and Healthcare Services Were Strong Performers

Our energy holdings posted some of the strongest positive performances relative to the benchmark. I believe that oil and energy prices will remain high this year and next due to this tight market. The supply and demand model we have constructed for the commodity suggests that increased energy demand from normal worldwide economic growth will eat into OPEC's spare production capacity.

The Fund's holdings in the energy sector include both "core" and "special situations." Exxon Mobil has an enormous resource base totaling over 72 billion barrels of oil equivalent; but more importantly, the company boasts the best record of investment discipline among its peers, resulting in the strongest record of returns on invested capital. Suncor Energy is an investment in the potential of

Fund Snapshot

This more conservative growth fund combines historically consistent performers with higher-potential growth opportunities.

Minyoung Sohn

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	July 31, 2005	July 31, 2004
Exxon Mobil Corp.	4.0%	3.7%
Advanced Micro Devices, Inc.	3.9%	1.5%
Citigroup, Inc.	3.6%	3.5%
UnitedHealth Group, Inc.	3.4%	2.5%
Tyco International, Ltd. (U.S. Shares)	3.4%	5.2%
Suncor Energy, Inc.	3.3%	–
Microsoft Corp.	3.1%	2.8%
Procter & Gamble Co.	2.8%	2.0%
Roche Holding A.G.	2.5%	2.8%
EnCana Corp. (U.S. Shares)	2.5%	1.4%

Janus Adviser Series July 31, 2005 21

Janus Adviser Growth and Income Fund (unaudited)

Canada's vast oil sands. This resource is mined at shallow depths or produced in situ in deeper areas. Consequently, although the oil sands are expensive to develop, they pose virtually no exploration risk and I believe these assets will become increasingly attractive in a high oil price environment.

Elsewhere, a strong healthcare equipment and services cycle propelled insurers Aetna and UnitedHealth Group. In this environment both Aetna and UnitedHealth are benefiting from their ability to provide a wide range of innovative, consumer-driven healthcare services, such as health savings accounts, which enable their employer-clients to offer healthcare to their employees in this period of rising costs.

Select Holdings in Healthcare, Retail and Media Negatively Impacted Performance

Align Technology is the manufacturer of the Invisalign system, a proprietary method of straightening teeth with clear, removable plastic aligners rather than traditional metal brackets. Our research suggests that Invisalign is preferred by patients and that it is gaining traction with both orthodontists and general practitioners. However, the stock suffered a sharp setback after the company reported lackluster third-quarter results and offered tepid forward guidance. We believe this misstep was caused by the company's inability to advertise its solution to consumers during the heated political advertising around the presidential election. I remain enthusiastic about the company's longer-term prospects for its product and it remains a holding in the Fund.

Another laggard was Harman International Industries, which owns a portfolio of well-known audio brands including Harman Kardon, JBL and Infinity. Harman is also the leading provider of automobile infotainment systems – high end multimedia systems capable of navigation, communications and quality entertainment. We estimate the infotainment business today is nearly 40% of Harman's sales and 60% of its total operating profit and drives profitability with average selling prices and profit margins well above the company's average. Although the stock traded lower during the period due to fears that the company is losing its competitive edge in the infotainment segment, our research suggests that this fear is unwarranted and we remain enthusiastic about the company's near- and long-term prospects.

Finally, British Sky Broadcasting (BSkyB) operates Sky Digital, the largest digital television platform in the U.K. I believe BSkyB is one of the most compelling investment opportunities in media – less than 50% of households in the U.K. currently have pay television, whereas this figure approaches 90% in the U.S. BSkyB has the dominant market share position in this under-penetrated market. So why is this stock one of the largest underperformers? In early August 2004, new CEO James Murdoch outlined his plan to grow the company's current subscriber base from 7 million today to 11 million by 2011. This better-than-expected growth objective was overshadowed by Mr. Murdoch's indication that the company would need to make incremental marketing and capital investments and temporarily suspend the impressive rate of profit improvement for one year. In my opinion, the market responded overly aggressively, punishing the stock and sending the share price falling on this news. I used this weakness to add to the position.

Closing Comments

I believe this difficult market environment will continue to favor strong stock-picking. I welcome this challenge, as I am supported by a talented and growing analyst pool. My strategy is to stay the course by owning what I believe are the best companies, and opportunistically buying those which may have temporarily fallen out of favor.

Ultimately, I believe that adhering to a disciplined buying and selling approach will reward shareholders over time. I promise to you my utmost effort in the months and years ahead.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

22 Janus Adviser Series July 31, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2005

	Calendar Year-to-Date	One Year	Five Year	Since Inception*
Janus Adviser Growth and Income Fund - A Shares NAV	5.22%	20.26%	(1.88)%	8.31%
MOP	(0.80)%	13.50%	(3.01)%	7.45%
Janus Adviser Growth and Income Fund - C Shares
NAV	4.78%	19.60%	(2.39)%	7.85%
LOAD	3.73%**	18.40%**
Janus Adviser Growth and Income Fund - I Shares	5.14%	20.26%	(1.88)%	8.31%
Janus Adviser Growth and Income Fund - R Shares	4.99%	20.01%	(2.08)%	8.15%
S&P 500® Index	2.88%	14.05%	(1.35)%	2.88%
Russell 1000® Growth Index	3.08%	13.04%	(8.72)%	(0.01)%
Lipper Ranking - I Shares based on total returns for Large-Cap Core Funds	N/A	18/882	267/606	2/406

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month.

* The predecessor fund's inception date - May 1, 1998

** Calculated to include contingent deferred sales charge applicable to Class C Shares

Janus Adviser Series July 31, 2005 23

Janus Adviser Growth and Income Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,075.00	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91
Expense Example - C Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,071.10	$9.45
Hypothetical (5% return before expenses)	$1,000.00	$1,015.67	$9.20
Expense Example - I Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,074.20	$6.22
Hypothetical (5% return before expenses)	$1,000.00	$1,018.79	$6.06
Expense Example - R Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,072.70	$7.55
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.35

*Expenses are equal to the annualized expense ratio of 0.98% for A Shares, 1.84% for C Shares, 1.21% for I Shares and 1.47% for R Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

24 Janus Adviser Series July 31, 2005

Janus Adviser Growth and Income Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Common Stock - 93.0%
Advertising Sales - 0.7%
35,845	Lamar Advertising Co.*,#	$1,577,538
Applications Software - 3.1%
273,240	Microsoft Corp.	6,997,676
Audio and Video Products - 0.7%
19,060	Harman International Industries, Inc.	1,638,207
Beverages - Non-Alcoholic - 2.1%
87,211	PepsiCo, Inc.	4,755,616
Broadcast Services and Programming - 1.6%
112,505	Clear Channel Communications, Inc.	3,672,163
Building - Residential and Commercial - 0.8%
1,830	NVR, Inc.*,#	1,716,540
Cable Television - 1.0%
77,942	Comcast Corp. - Special Class A*	2,338,260
Computers - 2.1%
192,115	Hewlett-Packard Co.	4,729,871
Computers - Memory Devices - 0.4%
72,040	EMC Corp.*	986,228
Cosmetics and Toiletries - 2.8%
111,810	Procter & Gamble Co.	6,219,990
Dental Supplies and Equipment - 0.4%
125,590	Align Technology, Inc.*	818,847
Diversified Operations - 7.3%
119,277	General Electric Co.	4,115,057
57,320	Honeywell International, Inc.	2,251,530
26,000	Melco International Development, Ltd.	29,456
138,786	Smiths Group PLC	2,332,506
250,865	Tyco International, Ltd. (U.S. Shares)	7,643,856
		16,372,405
Electronic Components - Semiconductors - 9.5%
437,110	Advanced Micro Devices, Inc.*,#	8,777,169
4,885	Samsung Electronics Company, Ltd.	2,676,969
17,307	Samsung Electronics Company, Ltd. (GDR)	4,764,507
161,570	Texas Instruments, Inc.	5,131,463
		21,350,108
Entertainment Software - 1.9%
73,050	Electronic Arts, Inc.*	4,207,680
Finance - Investment Bankers/Brokers - 5.4%
186,040	Citigroup, Inc.	8,092,740
116,530	JP Morgan Chase & Co.	4,094,864
		12,187,604
Finance - Mortgage Loan Banker - 0.4%
21,435	Countrywide Financial Corp.	771,660
Food - Canned - 0.6%
44,863	TreeHouse Foods, Inc.*	1,371,911
Food - Dairy Products - 1.1%
67,315	Dean Foods Co.*,#	2,403,146
Hotels and Motels - 1.0%
33,420	Four Seasons Hotels, Inc.	2,222,430
Industrial Automation and Robotics - 1.3%
54,715	Rockwell Automation, Inc.#	2,818,370

Shares or Principal Amount		Value
Medical - Drugs - 5.6%
34,290	Eli Lilly and Co.	$1,931,213
55,350	Pfizer, Inc.	1,466,775
41,670	Roche Holding A.G.**	5,660,065
41,702	Sanofi-Aventis**,#	3,601,785
		12,659,838
Medical - HMO - 5.4%
59,280	Aetna, Inc.	4,588,272
146,435	UnitedHealth Group, Inc.	7,658,551
		12,246,823
Multimedia - 0.7%
97,320	Time Warner, Inc.*	1,656,386
Networking Products - 1.8%
209,600	Cisco Systems, Inc.*	4,013,840
Oil - Field Services - 1.0%
39,765	Halliburton Co.	2,228,828
Oil Companies - Exploration and Production - 3.9%
23,620	Apache Corp.	1,615,608
135,344	EnCana Corp. (U.S. Shares)	5,596,474
25,440	EOG Resources, Inc.	1,554,384
		8,766,466
Oil Companies - Integrated - 10.1%
26,210	Amerada Hess Corp.	3,089,111
155,775	Exxon Mobil Corp.	9,151,780
44,045	Petro-Canada	3,168,749
151,414	Suncor Energy, Inc.	7,418,494
		22,828,134
Pharmacy Services - 2.2%
111,600	Caremark Rx, Inc.*	4,975,128
Pipelines - 1.0%
24,195	Kinder Morgan, Inc.#	2,149,968
Retail - Consumer Electronics - 2.0%
60,020	Best Buy Company, Inc.	4,597,532
Retail - Pet Food and Supplies - 1.2%
91,455	PETsMART, Inc.#	2,720,786
Semiconductor Components/Integrated Circuits - 2.8%
77,590	Linear Technology Corp.	3,015,147
80,551	Maxim Integrated Products, Inc.	3,372,671
		6,387,818
Shipbuilding - 0.5%
59,830	Daewoo Shipbuilding & Marine Engineering Company, Ltd.	1,127,662
Super-Regional Banks - 2.0%
27,190	Fifth Third Bancorp#	1,171,889
107,257	U.S. Bancorp	3,224,145
		4,396,034
Television - 1.9%
466,740	British Sky Broadcasting Group PLC	4,375,134
Therapeutics - 0.7%
33,290	Neurocrine Biosciences, Inc.*	1,650,518
Tobacco - 1.0%
34,800	Altria Group, Inc.	2,330,208
Toys - 1.1%
132,140	Marvel Enterprises, Inc.*	2,562,195

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 25

Janus Adviser Growth and Income Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Transportation - Railroad - 1.0%
34,310	Canadian National Railway Co. (U.S. Shares)	$2,279,900
Web Portals/Internet Service Providers - 2.0%
138,060	Yahoo!, Inc.*	4,602,920
Wireless Equipment - 0.9%
123,590	Nokia Oyj (ADR)**	1,971,261
Total Common Stock (cost $167,068,660)		209,683,629
Preferred Stock - 5.0%
Automotive - Cars and Light Trucks - 0.9%
2,583	Porsche A.G.**	2,047,437
Electronic Components - Semiconductors - 0.7%
4,520	Samsung Electronics Company, Ltd.	1,698,859
Finance - Investment Bankers/Brokers - 1.6%
14,765	Goldman Sachs Group, Inc., Series BSKT 9.00% (YES)	1,468,262
21,900	Goldman Sachs Group, Inc., Series PIXR 10.60% (YES)	935,918
43,370	Morgan Stanley, convertible, 14.30% (144A)§	1,063,866
		3,468,046
Multi-Line Insurance - 0.6%
55,850	XL Capital, Ltd., convertible, 6.50%#	1,306,890
Oil Companies - Integrated - 1.2%
26,750	Amerada Hess Corp., convertible, 7.00%	2,722,080
Total Preferred Stock (cost $8,989,465)		11,243,312
Other Securities - 6.8%
15,327,561	State Street Navigator Securities Lending Prime Portfolio† (cost $15,327,561)	15,327,561
Repurchase Agreement - 0.6%
$1,300,000	Banc of America Securities LLC, 3.3325% dated 7/29/05, maturing 8/1/05 to be repurchased at $1,300,361 collateralized by $1,354,592 in U.S. Government Agencies 4.00% - 6.50%, 2/25/17 - 7/15/35 with a value of $1,326,000 (cost $1,300,000)	1,300,000
Total Investments (total cost $192,685,686) – 105.4%		237,554,502
Liabilities, net of Cash, Receivables and Other Assets – (5.4)%		(12,081,545)
Net Assets – 100%		$225,472,957

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$7,643,856	3.2%
Canada	20,686,047	8.7%
Cayman Islands	1,306,890	0.6%
Finland	1,971,261	0.8%
France	3,601,785	1.5%
Germany	2,047,437	0.9%
Hong Kong	29,456	0.0%
South Korea	10,267,997	4.3%
Switzerland	5,660,065	2.4%
United Kingdom	6,707,640	2.8%
United States††	177,632,068	74.8%
Total	$237,554,502	100.0%

††Includes Short-Term Securities and Other Securities (67.8% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 12/2/05	200,000	$243,998	$(1,074)
Euro 1/27/06	1,975,000	2,416,962	5,951
Swiss Franc 8/19/05	1,325,000	1,030,608	77,251
Swiss Franc 1/27/06	1,060,000	836,292	4,056
Total		$4,527,860	$86,184

See Notes to Schedules of Investments and Financial Statements.

26 Janus Adviser Series July 31, 2005

Janus Adviser Core Equity Fund (unaudited)

It is my great honor to step in for Karen Reidy and to serve you as the portfolio manager of the Janus Adviser Core Equity Fund. Your Fund boasts an outstanding track record in its Lipper Large-Cap Core category across all time periods (as of 7/31/05, based on total returns).

	One Year	Three Years	Five Years	Since Inception (5/1/97)
Lipper Quartile (Rank)	1st (13 out of 882)	1st (81 out of 760)	1st (102 out of 606)	1st (2 out of 336)
	Average Annual Total Returns as of 7/31/05
Fund - Class I Shares	20.71%	13.05%	0.37%	12.85%
S&P 500 Index	14.05%	12.61%	(1.35)%	7.04%

  Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call Janus at 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

It is natural to wonder how the Fund may be different going forward, but I would like to emphasize what will be the same in the pursuit of top-quartile returns in a relatively conservative growth strategy. Karen has been one of my most important mentors throughout my time at Janus. As such, we share an investment philosophy rooted in rigorous research with particular focus on balance sheet and cash flow analysis. From a portfolio construction perspective, there will also be notable similarities in the number of holdings and percentages of certain holdings. Most importantly, the Fund will continue to own what I feel are the best investment ideas uncovered by the talented research team.

Stocks that helped performance

For the 12 months ended July 31, 2005, Janus Adviser Core Equity Fund's I Shares advanced 20.71%, outpacing the Fund's benchmark, the S&P 500® Index, which returned 14.05%.

Aetna gained nearly 81% in the period and was the single largest positive contributor to performance. I believe that the healthcare service industry is in the midst of a strong healthcare product cycle. In this environment, Aetna is benefiting from its ability to provide a wide range of innovative, consumer-driven plans (such as health savings accounts) which enable their employer-clients to offer healthcare to their employees in this period of rising costs. Aetna remained a top holding in the Fund because I believe the company's earnings outlook should benefit from several important trends: (1) membership is growing (2) pricing appears to be firm and (3) medical loss ratios are under control. Aetna boasts above-average earnings growth prospects while trading at a below-market valuation.

The Fund's large energy weighting relative to its benchmark was a positive contributor this period and will also play a deciding factor in performance ahead. Energy stocks have clearly benefited from steadily rising oil prices, but I still see opportunity. I believe that there is additional upside in our holdings once the market begins to believe in the persistency of higher oil prices. Here are some numbers to help frame our macro analysis of supply and demand in the years ahead.

Today, world oil demand is approximately 84-85 million barrels per day against a total supply base of approximately 87 million barrels. It is important to note a critical difference between today's oil market tightness and the one last experienced during the first Gulf War – OPEC's spare capacity has diminished from 10+ million barrels of production per day to less than 2 million barrels. This tightness is likely to persist and possibly get tighter due to rapid economic growth in emerging markets. In America

Fund Snapshot

This core holding looks for companies that can deliver above-market returns with below-market risk.

Minyoung Sohn

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	July 31, 2005	July 31, 2004
Texas Instruments, Inc.	4.3%	2.4%
Exxon Mobil Corp.	3.9%	2.9%
Merrill Lynch & Company, Inc.	3.6%	–
Advanced Micro Devices, Inc.	3.5%	–
Aetna, Inc.	3.4%	1.5%
General Electric Co.	3.3%	3.3%
Roche Holding A.G.	3.0%	3.8%
Amerada Hess Corp.	3.0%	–
Microsoft Corp.	3.0%	1.4%
JP Morgan Chase & Co.	2.8%	2.3%

Janus Adviser Series July 31, 2005 27

Janus Adviser Core Equity Fund (unaudited)

today, we consume approximately 25 barrels of oil per person each year while the Japanese consume approximately 16 barrels on average. These averages have changed little over the past twenty years. Despite its rapid economic ascension, China today consumes less than 1 barrel per capita per year. As China (as well as India) continues to industrialize, its voracious appetite for oil will continue to eat away and pressure OPEC's limited spare production capacity. In the near-term, we expect oil prices to remain volatile, but remaining range-bound above $40. Therefore, I intend to keep the Fund's large sector bet on energy due to my bullish outlook for long-term oil prices through holdings Exxon Mobil, Amerada Hess, Suncor Energy, Total, Apache, EnCana and EOG Resources.

Stocks that hurt performance

One of the largest detractors during the period was Lear, a major supplier of automotive interiors to car manufacturers in the United States, Asia and Germany. With 50% of its business coming from the so-called "big three" U.S. makers (DaimlerChrysler, Ford Motors, and General Motors-none of which are Fund holdings), Lear was hurt by these companies' cuts in production. GM in particular shook the entire market with its announcement of a steep decline in first-quarter profits. This news came as a shock considering that investors had been expecting a modest gain. Additionally, Lear was hurt by the upward trend in inflation, which sent steel costs higher and cut into the company's profit margins.

Meanwhile, network equipment maker Cisco Systems was hindered by concerns over its rising inventories and declining orders backlog. These concerns gained more attention against the background of general weakness in technology spending. Additionally, the stock is not valued as attractively as some other technology shares, which has made it more vulnerable to such pressures. While we remain constructive on Cisco's management and long-term business prospects, we recognize that its risk-reward profile is less promising at the current share price. Consequently, we reduced our weighting in the stock.

Closing comments

Much of the credit for the Fund's outperformance of its benchmark is due to Karen's outstanding stock picking and the support of our talented research team. It is important to note that approximately 80% of the Fund's assets were invested in our internally rated "buy" or "strong buy" recommendations. Going forward, I will continue to invest in what I believe are our team's best investment ideas. Finally, it is appropriate to offer a few words on eating one's own cooking. Today, nearly every dollar that I have invested in the stock market is held here in Janus and predominantly in the funds that I manage. I intend to continue that investment philosophy since assuming management of Janus Adviser Core Equity Fund.

Thank you for your investment.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

28 Janus Adviser Series July 31, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2005

	Calendar Year-to-Date	One Year	Five Year	Since Inception*
Janus Adviser Core Equity Fund - A Shares NAV	7.17%	20.71%	0.37%	12.85%
MOP	1.03%	13.98%	(0.77)%	12.07%
Janus Adviser Core Equity Fund - C Shares NAV	6.74%	20.12%	(0.19)%	12.17%
LOAD	5.67%**	18.96%**
Janus Adviser Core Equity Fund - I Shares	7.01%	20.71%	0.37%	12.85%
Janus Adviser Core Equity Fund - R Shares	6.91%	20.41%	0.23%	12.75%
S&P 500® Index	2.88%	14.05%	(1.35)%	7.04%
Lipper Ranking - I Shares based on total returns for Large-Cap Core Funds	N/A	13/882	102/606	2/336

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

Effective May 1, 2005, Karen Reidy is no longer the portfolio manager of Janus Adviser Core Equity Fund, and Minyoung Sohn is now the portfolio manager.

*The predecessor fund's inception date - May 1, 1997

**Calculated to include contingent deferred sales charge applicable to Class C Shares

Janus Adviser Series July 31, 2005 29

Janus Adviser Core Equity Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,103.10	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81
Expense Example - C Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,098.70	$8.90
Hypothetical (5% return before expenses)	$1,000.00	$1,016.31	$8.55
Expense Example - I Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,101.50	$6.30
Hypothetical (5% return before expenses)	$1,000.00	$1,018.79	$6.06
Expense Example - R Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,099.90	$7.60
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.30

*Expenses are equal to the annualized expense ratio of 0.96% for A Shares, 1.71% for C Shares, 1.21% for I Shares and 1.46% for R Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

30 Janus Adviser Series July 31, 2005

Janus Adviser Core Equity Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Common Stock - 98.1%
Aerospace and Defense - 1.9%
14,300	Lockheed Martin Corp.	$892,320
Applications Software - 3.0%
53,905	Microsoft Corp.	1,380,507
Audio and Video Products - 0.4%
2,360	Harman International Industries, Inc.	202,842
Automotive - Cars and Light Trucks - 0.7%
6,968	BMW A.G.**	325,782
Beverages - Non-Alcoholic - 0.8%
6,655	PepsiCo, Inc.	362,897
Broadcast Services and Programming - 1.3%
18,825	Clear Channel Communications, Inc.	614,448
Casino Hotels - 1.7%
10,190	Harrah's Entertainment, Inc.	802,361
Cellular Telecommunications - 0.7%
13,580	Nextel Partners, Inc. - Class A*	338,142
Cosmetics and Toiletries - 2.8%
22,970	Procter & Gamble Co.	1,277,821
Diversified Operations - 8.9%
44,084	General Electric Co.	1,520,897
21,845	Honeywell International, Inc.	858,072
49,149	Smiths Group PLC**	826,023
28,890	Tyco International, Ltd. (U.S. Shares)	880,277
		4,085,269
E-Commerce/Services - 1.9%
32,120	IAC/InterActiveCorp*	857,604
Electronic Components - Semiconductors - 9.0%
79,175	Advanced Micro Devices, Inc.*	1,589,834
1,038	Samsung Electronics Company, Ltd.	568,822
62,570	Texas Instruments, Inc.	1,987,222
		4,145,878
Entertainment Software - 1.0%
8,170	Electronic Arts, Inc.*	470,592
Finance - Investment Bankers/Brokers - 7.2%
8,306	Citigroup, Inc.	361,311
36,420	JP Morgan Chase & Co.	1,279,799
28,065	Merrill Lynch & Company, Inc.	1,649,661
		3,290,771
Finance - Mortgage Loan Banker - 0.6%
7,618	Countrywide Financial Corp.	274,248
Food - Canned - 0.6%
9,260	TreeHouse Foods, Inc.*	283,171
Hotels and Motels - 2.4%
4,250	Four Seasons Hotels, Inc.	282,625
5,520	Marriott International, Inc. - Class A	377,954
6,820	Starwood Hotels & Resorts Worldwide, Inc.	431,843
		1,092,422
Machinery - Construction and Mining - 1.5%
17,895	Komatsu, Ltd. (ADR) ß, oo,	676,431
Medical - Biomedical and Genetic - 1.5%
14,300	Celgene Corp.*	684,255

Shares or Principal Amount		Value
Medical - Drugs - 5.8%
5,715	Eli Lilly and Co.	$321,869
5,480	Forest Laboratories, Inc.*	218,762
11,960	Pfizer, Inc.	316,940
10,349	Roche Holding A.G.	1,405,755
4,932	Sanofi-Aventis**	425,975
		2,689,301
Medical - HMO - 3.5%
19,990	Aetna, Inc.	1,547,226
1,270	UnitedHealth Group, Inc.	66,421
		1,613,647
Multimedia - 1.1%
31,035	Time Warner, Inc.*	528,216
Networking Products - 0.8%
19,270	Cisco Systems, Inc.*	369,021
Oil - Field Services - 1.0%
8,335	Halliburton Co.	467,177
Oil Companies - Exploration and Production - 3.8%
11,200	Apache Corp.	766,080
11,755	EnCana Corp. (U.S. Shares)	486,069
8,435	EOG Resources, Inc.	515,379
		1,767,528
Oil Companies - Integrated - 12.5%
11,830	Amerada Hess Corp.	1,394,284
10,490	BP PLC (ADR)**	691,081
30,280	Exxon Mobil Corp.	1,778,949
21,550	Suncor Energy, Inc.	1,055,837
1,085	Total S.A. (ADR)**	135,625
2,669	Total S.A. - Class B**	667,226
		5,723,002
Oil Refining and Marketing - 0.8%
4,850	Premcor, Inc.	371,704
Pharmacy Services - 0.8%
8,730	Caremark Rx, Inc.*	389,183
Reinsurance - 1.2%
191	Berkshire Hathaway, Inc. - Class B*	531,362
Retail - Consumer Electronics - 1.1%
6,790	Best Buy Company, Inc.	520,114
Retail - Discount - 0.6%
4,195	Target Corp.	246,456
Retail - Regional Department Stores - 1.8%
10,810	Federated Department Stores, Inc.	820,155
Semiconductor Components/Integrated Circuits - 1.1%
6,397	Linear Technology Corp.	248,587
6,109	Maxim Integrated Products, Inc.	255,784
		504,371
Telecommunication Equipment - Fiber Optics - 1.0%
22,925	Corning, Inc.*	436,721
Television - 2.2%
105,814	British Sky Broadcasting Group PLC**	991,881
Therapeutics - 2.7%
5,985	Gilead Sciences, Inc.*	268,188
22,385	MGI Pharma, Inc.*	611,110
7,605	Neurocrine Biosciences, Inc.*	377,056
		1,256,354

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 31

Janus Adviser Core Equity Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Transportation - Railroad - 3.0%
14,165	Canadian National Railway Co. (U.S. Shares)	$941,264
6,160	Union Pacific Corp.	433,110
		1,374,374
Transportation - Services - 0.6%
3,125	FedEx Corp.	262,781
Web Portals/Internet Service Providers - 2.1%
28,575	Yahoo!, Inc.*	952,691
Wireless Equipment - 2.7%
46,325	Motorola, Inc.	981,164
14,980	Nokia Oyj (ADR)**	238,931
		1,220,095
Total Common Stock (cost $35,939,468)		45,093,895
Corporate Bonds - 0%
Brewery - 0%
$5,000	Anheuser-Busch Companies, Inc., 6.00% senior notes, due 4/15/11 (cost $4,980)	5,359
Preferred Stock - 1.5%
Automotive - Cars and Light Trucks - 0.7%
393	Porsche A.G.**	311,515
Electronic Components - Semiconductors - 0.8%
930	Samsung Electronics Company, Ltd.	349,544
Total Preferred Stock (cost $520,840)		661,059

Shares or Principal Amount		Value
Repurchase Agreement - 4.1%
$1,900,000	Banc of America Securities LLC, 3.3325%
dated 7/29/05, maturing 8/1/05
to be repurchased at $1,900,528
collateralized by $1,979,789
in U.S. Government Agencies
4.00% - 6.50%, 2/25/17 - 7/15/35
with a value of $1,938,000
	(cost $1,900,000)	. $1,900,000
Total Investments (total cost $38,365,288) – 103.7%		47,660,313
Liabilities, net of Cash, Receivables and Other Assets – (3.7)%		(1,701,718)
Net Assets – 100%		$45,958,595

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$880,277	1.8%
Canada	2,765,795	5.8%
Finland	238,931	0.5%
France	1,228,826	2.6%
Germany	637,297	1.3%
Japan	676,431	1.4%
South Korea	918,366	1.9%
Switzerland	1,405,755	3.0%
United Kingdom	2,508,985	5.3%
United States††	36,399,650	76.4%
Total	$47,660,313	100.0%

††Includes Short-Term Securities (72.4% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 12/2/05	280,000	$491,065	$20,102
British Pound 1/27/06	115,000	201,621	929
Euro 1/27/06	550,000	673,078	1,652
Total		$1,365,764	$22,683

See Notes to Schedules of Investments and Financial Statements.

32 Janus Adviser Series July 31, 2005

Janus Adviser Balanced Fund (unaudited)

Performance Overview

During the 12 months ended July 31, 2005, Janus Adviser Balanced Fund's I Shares returned 12.53%. This compares to a 9.95% gain for the internally calculated Balanced Index. The Balanced Index is a secondary benchmark for the Fund that is 55% composed of the S&P 500® Index and 45% of the Lehman Brothers Government/Credit Index (also a secondary benchmark), which returned 14.05% and 4.94%, respectively.

On the equities side, the Fund outperformed its primary benchmark, the S&P 500® Index, boosted by particularly strong stock selection within the healthcare and informational technology sectors. On the downside, select financial services and energy holdings underperformed relative to their peers represented in the S&P 500® Index. Additionally, the Fund was penalized by its lack of exposure to the utilities sector, which showed uncharacteristic strength during the period. On the fixed-income side of the Fund, we trailed the Lehman Brothers Government/Credit Index in an environment of rising short-term interest rates, but falling long-term rates.

Portfolio Composition

As of July 31, 2005, 60.5% of the total net assets were invested in equities, with foreign stocks accounting for 13.2% of our equity stake. At the same time, we held 35.1% of total net assets in fixed-income securities, with 12.8% invested in Treasuries, 17.0% invested in corporate bonds, and 5.3% invested in agency bonds. The Fund's 10 largest equity holdings represented 24.5% of its total net assets and we held a cash position of 4.4% of total net assets.

Select Healthcare and Technology Stocks Boost Performance

Standouts among our healthcare stocks included HMO Aetna, which continued to exceed earnings expectations. Led by President and CEO Jack Rowe, the company has enhanced its relationships with doctors and hospitals. Additionally, Aetna has worked effectively to combat fraudulent claims and increase profitability by keeping its subscriber base as healthy and informed as possible. Meanwhile, Swiss drug maker Roche continues to benefit from its solid product pipeline. Yet a greater spur to Roche's recent outperformance has been its sizable stake in biotech powerhouse Genentech, which continues to reap accelerating earnings growth through new product launches and expanding treatment options.

Among the Fund's information technology shares, semiconductor makers Motorola and Texas Instruments both benefited from an improved outlook for the wireless equipment market. Motorola, the world's second-largest cellular handset manufacturer, continues to gain market share in China and Western Europe, while it deepens its presence in North America. Texas Instruments, the global leader in mobile phone chips, raised its profit forecast to reflect reduced expenses and surging handset sales.

Detractors Included Auto Component Manufacturers and Corporate Bonds

Weighing on performance was Lear, a major supplier of automotive interiors to car manufacturers in the United States, Asia and Germany. With 50% of its business coming from the so-called "big three" U.S. automakers (DaimlerChrysler, Ford Motors and

Fund Snapshot

This Fund combines the growth potential of stocks with the balance of bonds.

Marc Pinto

co-portfolio manager

Gibson Smith

co-portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	July 31, 2005	July 31, 2004
Exxon Mobil Corp.	2.8%	1.6%
General Electric Co.	2.8%	1.7%
Texas Instruments, Inc.	2.6%	1.4%
Marriott International, Inc. - Class A	2.5%	1.9%
Aetna, Inc.	2.5%	1.4%
Merrill Lynch & Company, Inc.	2.5%	–
Motorola, Inc.	2.4%	1.5%
Roche Holding A.G.	2.3%	2.4%
IAC/InterActiveCorp	2.1%	–
JP Morgan Chase & Co.	2.0%	1.5%

Janus Adviser Series July 31, 2005 33

Janus Adviser Balanced Fund (unaudited)

General Motors – none of which are Fund equity holdings), Lear was hurt by these companies' cuts in production. Additionally, Lear saw its profit margins squeezed by rising commodity prices. Given these pressures, we liquidated our position in the stock.

Wal-Mart was another laggard. The retailer has faced questions over its cost structure and sensitivity to higher gasoline prices, which may disproportionately curtail lower-end consumer spending. Wal-Mart failed to maintain our confidence and we liquidated our position in the stock.

Meanwhile, rising short-term interest rates and uncertainty over the flattening yield curve weighed on financial stocks. Detractors included JPMorgan Chase, which derives much of its profits from its trading and fixed-income issuance businesses. Nonetheless, we maintained a position in JPMorgan, as we believe the company's recent merger with Bank One could produce beneficial synergies over time.

At the end of the period fixed-income investments accounted for about 35% of Fund assets. This exposure is at the low end of our range and reflected our view that the equity market offered better risk/reward profiles at the time. Additionally, we took steps to reduce the basis risk within our fixed-income weighting. To this end, we took money out of corporate and agency bonds, while we added exposure to Treasury securities – a move designed to bolster the stability of the overall portfolio. Within our Treasury bond position, our focus on longer-dated maturities enabled us to benefit from the flattening yield curve. In trimming our corporate bond position, we focused on eliminating fixed-income exposure to companies already represented on the equity side of the portfolio. We also reduced the Fund's sizable bond investment in mortgage company Fannie Mae.

Unfortunately, Fund performance in the early part of 2005 suffered from downward pressure on some of our corporate bond holdings, including our General Motors bonds. On a positive note, energy credits such as El Paso Energy and Enterprise Products benefited from higher fuel prices and tight pipeline capacity.

Investment Strategy and Outlook

Markets could remain volatile going forward, given uncertainty over the pace of the economic expansion, the inflationary implications of rising oil prices and the outlook for Federal Reserve policy and long-term interest rates. In this environment, we will remain focused on our long-term goals, using a diversified approach to help mitigate risk as we apply a disciplined, bottom-up approach to uncovering investment opportunities in both the stock and bond markets.

Individual stock and credit selection will remain more critical than ever. Among our equity holdings, we will continue to focus on a diverse group of core companies that we believe offer stable and improving revenues, solid earnings growth and disciplined management teams. Meanwhile, we will continue to manage our fixed-income exposure in an effort to provide additional stability to returns, while we monitor credit and duration risk. Most of all, we are excited to be managing this Fund together. We feel we can leverage each other's strengths, test each other's ideas and challenge each other to produce exceptional returns for our investors.

Thank you for your continued investment in Janus Adviser Balanced Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

34 Janus Adviser Series July 31, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2005

	Calendar Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Adviser Balanced Fund - A Shares
NAV	3.91%	12.53%	2.39%	11.05%	11.08%
MOP	(2.05)%	6.27%	1.22%	10.57%	10.82%
Janus Adviser Balanced Fund - C Shares
NAV	3.46%	11.96%	1.79%	10.52%	10.60%
LOAD	2.43%**	10.85%**
Janus Adviser Balanced Fund - I Shares	3.76%	12.53%	2.39%	11.05%	11.08%
Janus Adviser Balanced Fund - R Shares	3.60%	12.35%	2.14%	10.92%	11.07%
S&P 500® Index	2.88%	14.05%	(1.35)%	9.98%	10.61%
Lehman Brothers Government/Credit Index	1.59%	4.94%	7.24%	6.82%	6.26%
Balanced Index	2.30%	9.95%	2.51%	8.56%	8.65%
Lipper Ranking - I Shares based on total returns for Balanced Funds	N/A	161/606	182/360	N/A	N/A

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

Effective May 1, 2005, Karen Reidy is no longer the portfolio manager of Janus Adviser Balanced Fund, and Marc Pinto and Gibson Smith are now the co-portfolio managers.

*The predecessor fund's inception date - September 13, 1993

**Calculated to include contingent deferred sales charge applicable to Class C Shares

Janus Adviser Series July 31, 2005 35

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,056.70	$4.23
Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.16
Expense Example - C Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,052.70	$7.99
Hypothetical (5% return before expenses)	$1,000.00	$1,017.01	$7.85
Expense Example - I Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,055.60	$5.45
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36
Expense Example - R Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,054.40	$6.67
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.56

*Expenses are equal to the annualized expense ratio of 0.83% for A Shares, 1.57% for C Shares, 1.07% for I Shares and 1.31% for R Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Adviser Balanced Fund (unaudited)

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

See Notes to Schedules of Investments and Financial Statements.

36 Janus Adviser Series July 31, 2005

Janus Adviser Balanced Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Common Stock - 60.5%
Aerospace and Defense - 1.4%
134,525	Lockheed Martin Corp.	$8,394,360
Automotive - Cars and Light Trucks - 0.4%
54,814	BMW A.G.**,#	2,562,774
Beverages - Non-Alcoholic - 0.8%
89,870	PepsiCo, Inc.	4,900,611
Casino Hotels - 1.3%
102,790	Harrah's Entertainment, Inc.	8,093,685
Chemicals - Specialty - 1.6%
209,125	Syngenta A.G. (ADR)*	4,349,800
52,577	Syngenta A.G.*	5,479,570
		9,829,370
Computers - Memory Devices - 0.7%
309,415	EMC Corp.*	4,235,891
Cosmetics and Toiletries - 1.6%
171,480	Procter & Gamble Co.#	9,539,432
Diversified Operations - 5.5%
29,515	3M Co.	2,213,625
497,516	General Electric Co.	17,164,301
163,950	Honeywell International, Inc.	6,439,956
276,295	Tyco International, Ltd. (U.S. Shares)	8,418,709
		34,236,591
E-Commerce/Services - 2.1%
489,965	IAC/InterActiveCorp*,#	13,082,066
Electronic Components - Semiconductors - 4.7%
254,090	Intel Corp.	6,896,003
11,466	Samsung Electronics Company, Ltd.**	6,283,342
493,133	Texas Instruments, Inc.#	15,661,903
		28,841,248
Enterprise Software/Services - 0.7%
309,280	Oracle Corp.*	4,200,022
Finance - Credit Card - 0.5%
53,545	American Express Co.	2,944,975
Finance - Investment Bankers/Brokers - 4.7%
43,022	Citigroup, Inc.#	1,871,457
344,095	JP Morgan Chase & Co.	12,091,498
259,155	Merrill Lynch & Company, Inc.	15,233,131
		29,196,086
Finance - Mortgage Loan Banker - 0.4%
63,984	Countrywide Financial Corp.	2,303,424
Food - Meat Products - 0.2%
62,405	Tyson Foods, Inc. - Class A	1,163,229
Hotels and Motels - 3.3%
228,245	Marriott International, Inc. - Class A#	15,627,936
72,795	Starwood Hotels & Resorts Worldwide, Inc.	4,609,379
		20,237,315
Medical - Biomedical and Genetic - 1.0%
129,235	Celgene Corp.*	6,183,895
Medical - Drugs - 4.0%
46,345	Eli Lilly and Co.	2,610,150
55,930	Forest Laboratories, Inc.*,#	2,232,726
103,345	Roche Holding A.G.	14,037,857
64,457	Sanofi-Aventis**,#	5,567,125
		24,447,858

Shares or Principal Amount		Value
Medical - HMO - 2.9%
197,660	Aetna, Inc.	$15,298,884
45,160	UnitedHealth Group, Inc.	2,361,868
		17,660,752
Multimedia - 1.6%
578,245	Time Warner, Inc.*	9,841,730
Networking Products - 0.4%
118,600	Cisco Systems, Inc.*	2,271,190
Oil Companies - Integrated - 6.4%
129,880	BP PLC (ADR)**	8,556,494
293,850	Exxon Mobil Corp.	17,263,687
99,557	Suncor Energy, Inc.	4,877,772
33,727	Total S.A. - Class B**,#	8,431,442
		39,129,395
Pharmacy Services - 0.8%
115,015	Caremark Rx, Inc.*	5,127,369
Reinsurance - 0.6%
1,279	Berkshire Hathaway, Inc. - Class B*	3,558,178
Retail - Building Products - 0.8%
113,980	Home Depot, Inc.	4,959,270
Retail - Consumer Electronics - 0.8%
66,750	Best Buy Company, Inc.	5,113,050
Retail - Regional Department Stores - 1.5%
122,080	Federated Department Stores, Inc.	9,262,210
Retail - Restaurants - 0.7%
86,060	Yum! Brands, Inc.#	4,505,241
Semiconductor Components/Integrated Circuits - 0.5%
35,478	Linear Technology Corp.#	1,378,675
35,423	Maxim Integrated Products, Inc.	1,483,161
		2,861,836
Soap and Cleaning Preparations - 0.8%
153,331	Reckitt Benckiser PLC**	4,597,844
Super-Regional Banks - 0.4%
54,515	Bank of America Corp.	2,376,854
Telecommunication Equipment - Fiber Optics - 0.7%
224,980	Corning, Inc.*	4,285,869
Therapeutics - 0.5%
65,700	Gilead Sciences, Inc.*	2,944,017
Transportation - Railroad - 1.9%
121,282	Canadian National Railway Co. (U.S. Shares)	8,059,189
62,685	Union Pacific Corp.#	4,407,382
		12,466,571
Transportation - Services - 0.5%
32,840	FedEx Corp.	2,761,516
Web Portals/Internet Service Providers - 1.4%
255,745	Yahoo!, Inc.*	8,526,538
Wireless Equipment - 2.4%
700,475	Motorola, Inc.	14,836,061
Total Common Stock (cost $289,328,079)		371,478,323
Corporate Bonds - 17.0%
Aerospace and Defense - 0.1%
$725,000	Lockheed Martin Corp., 7.65% company guaranteed notes, due 5/1/16	881,926

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 37

Janus Adviser Balanced Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Agricultural Operations - 0.2%
$625,000	Monsanto Co., 5.50% bonds, due 7/30/35	$622,228
520,000	Monsanto Finance Canada Co., 5.50% notes, due 7/30/35	504,842
		1,127,070
Audio and Video Products - 0.3%
1,495,000	Harman International Industries, Inc. 7.125%, senior notes, due 2/15/07	1,542,121
Automotive - Cars and Light Trucks - 0.1%
645,000	General Motors Nova Financial Corp. 6.85%, company guaranteed notes due 10/15/08	626,495
Automotive - Truck Parts and Equipment - Original - 0.3%
1,525,000	Tenneco Automotive, Inc., 8.625% company guaranteed notes, due 11/15/14	1,593,625
Beverages - Non-Alcoholic - 0.3%
	Coca-Cola Enterprises, Inc.:
560,000	5.375%, notes, due 8/15/06	564,229
880,000	4.375%, notes, due 9/15/09	874,565
595,000	6.125%, notes, due 8/15/11	636,798
		2,075,592
Brewery - 1.6%
	Anheuser-Busch Companies, Inc.:
1,625,000	5.65%, notes, due 9/15/08	1,677,556
1,770,000	5.375%, notes, due 9/15/08	1,815,833
300,000	5.125%, notes, due 10/1/08	305,612
1,600,000	5.75%, notes, due 4/1/10	1,674,245
696,000	6.00%, senior notes, due 4/15/11	745,963
	Miller Brewing Co.:
2,225,000	4.25%, notes, due 8/15/08 (144A)	2,196,439
1,145,000	5.50%, notes, due 8/15/13 (144A)	1,176,374
		9,592,022
Cable Television - 0.8%
1,450,000	Comcast Cable Communications, Inc. 6.75%, senior notes, due 1/30/11	1,576,772
	TCI Communications, Inc.:
2,459,000	6.875%, senior notes, due 2/15/06	2,491,614
670,000	7.875%, senior unsecured notes due 8/1/13	781,714
		4,850,100
Casino Hotels - 0.3%
1,890,000	Mandalay Resort Group, 6.50% senior notes, due 7/31/09	1,927,800
Cellular Telecommunications - 0.3%
1,830,000	Nextel Communications, Inc., 6.875% senior notes, due 10/31/13	1,955,813
Chemicals - Specialty - 0.1%
535,000	Nalco Co., 7.75% senior notes, due 11/15/11	569,106
Commercial Banks - 0.2%
1,415,000	Fifth Third Bank, 4.20% notes, due 2/23/10	1,392,585
Containers - Metal and Glass - 1.4%
2,070,000	Ball Corp., 6.875%, company guaranteed notes, due 12/15/12	2,183,850

Shares or Principal Amount		Value
Containers - Metal and Glass - (continued)
	Owens-Brockway Glass Container, Inc.:
$2,530,000	8.875%, company guaranteed notes due 2/15/09	$2,675,474
1,375,000	6.75%, company guaranteed notes due 12/1/14	1,397,344
2,055,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	2,126,925
		8,383,593
Diversified Financial Services - 0.4%
	General Electric Capital Corp.:
1,463,000	5.35%, notes, due 3/30/06	1,475,045
1,000,000	6.75%, notes, due 3/15/32	1,199,027
		2,674,072
Diversified Operations - 1.1%
	Honeywell International, Inc.:
1,285,000	5.125%, notes, due 11/1/06	1,298,836
1,055,000	6.125%, bonds, due 11/1/11	1,132,786
	Tyco International Group S.A.:
1,330,000	6.375%, company guaranteed notes due 2/15/06**	1,344,860
1,595,000	6.375%, company guaranteed notes due 10/15/11**	1,727,823
930,000	6.00%, company guaranteed notes due 11/15/13**	997,577
		6,501,882
Electric - Integrated - 0.9%
1,185,000	CMS Energy Corp., 9.875% senior notes, due 10/15/07	1,300,538
2,055,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	1,985,595
210,000	Northern States Power Co., 5.25% first mortgage notes, due 7/15/35	207,990
	Pacific Gas and Electric Co.:
215,000	3.60%, unsecured notes, due 3/1/09	207,659
745,000	4.20%, unsecured notes, due 3/1/11	721,698
1,240,000	TXU Corp., 5.55%, notes, due 11/15/14 (144A)	1,208,847
		5,632,327
Electronic Components - Semiconductors - 1.3%
1,300,000	Advanced Micro Devices, Inc., 7.75% senior notes, due 11/1/12	1,316,250
	Freescale Semiconductor, Inc.:
1,415,000	6.34875%, senior notes, due 7/15/09‡	1,464,525
2,030,000	6.875%, senior notes, due 7/15/11	2,141,650
2,760,000	7.125%, senior notes, due 7/15/14	2,939,399
		7,861,824
Electronics - Military - 0.1%
695,000	L-3 Communications Corp., 7.625% company guaranteed notes, due 6/15/12	743,650
Finance - Auto Loans - 0.7%
515,000	Ford Motor Credit Co., 6.625% notes, due 6/16/08	514,481
	General Motors Acceptance Corp.:
580,000	6.15%, bonds, due 4/5/07	579,613
905,000	4.375%, notes, due 12/10/07	855,814
970,000	7.75%, notes, due 1/19/10	979,294
965,000	6.875%, notes, due 8/28/12	924,139
485,000	6.75%, notes, due 12/1/14	456,814
		4,310,155

See Notes to Schedules of Investments and Financial Statements.

38 Janus Adviser Series July 31, 2005

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Finance - Consumer Loans - 0.3%
$2,060,000	Household Finance Corp., 4.75% notes, due 5/15/09	$2,062,775
Finance - Investment Bankers/Brokers - 1.0%
433,000	Charles Schwab Corp., 8.05% senior notes, due 3/1/10	480,715
2,494,000	Citigroup, Inc., 5.00% subordinated notes, due 9/15/14	2,497,163
1,005,000	Credit Suisse First Boston USA, Inc. 3.875%, notes, due 1/15/09	983,109
2,025,000	JP Morgan Chase & Co., 3.80% notes, due 10/2/09	1,962,654
		5,923,641
Food - Diversified - 0.4%
	Kellogg Co.:
1,870,000	2.875%, senior notes, due 6/1/08	1,785,958
700,000	7.45%, debentures, due 4/1/31	903,804
		2,689,762
Food - Wholesale/Distribution - 0.1%
750,000	Pepsi Bottling Holdings, Inc., 5.625% company guaranteed notes, due 2/17/09 (144A)	777,468
Hotels and Motels - 0.1%
780,000	John Q. Hamons Hotels, Inc., 8.875% first mortgage notes, due 5/15/12	855,075
Independent Power Producer - 0.7%
	Reliant Energy, Inc.:
2,825,000	9.25%, secured notes, due 7/15/10	3,093,375
1,450,000	6.75%, secured notes, due 12/15/14	1,428,250
		4,521,625
Medical - Biomedical and Genetic - 0.2%
1,040,000	Genentech, Inc., 5.25% bonds, due 7/15/35 (144A)	1,027,599
Medical - HMO - 0.1%
596,000	UnitedHealth Group, Inc., 5.20% senior unsecured notes, due 1/17/07	601,977
Metal - Aluminum - 0.2%
	Alcan, Inc.:
365,000	5.00%, notes, due 6/1/15	360,239
730,000	5.75%, bonds, due 6/1/35	734,094
		1,094,333
Multimedia - 0.5%
675,000	Historic TW, Inc., 9.15% debentures, due 2/1/23	909,303
2,000,000	Time Warner, Inc., 6.15% company guaranteed notes, due 5/1/07	2,057,652
		2,966,955
Oil Companies - Exploration and Production - 0.1%
375,000	El Paso Production Holding Co., 7.75% company guaranteed notes, due 6/1/13	397,969
Oil Companies - Integrated - 0.3%
515,000	Amerada Hess Corp., 7.125% notes, due 3/15/33	601,990
	El Paso CGP Co.:
355,000	7.625%, notes, due 9/1/08	363,875
715,000	7.42%, notes, due 2/15/37	664,950
		1,630,815

Shares or Principal Amount		Value
Oil Refining and Marketing - 0.1%
$769,000	Enterprise Products Operating L.P., 5.60% senior notes, due 10/15/14	$779,967
Pipelines - 0.8%
	El Paso Corp.:
3,935,000	7.00%, senior notes, due 5/15/11	3,994,025
570,000	7.875%, notes, due 6/15/12	598,500
575,000	7.75%, senior notes, due 1/15/32	582,188
		5,174,713
Retail - Discount - 0.4%
	Wal-Mart Stores, Inc.:
1,630,000	5.45%, senior notes, due 8/1/06	1,647,927
860,000	4.125%, notes, due 7/1/10	842,721
		2,490,648
Retail - Major Department Stores - 0.2%
1,070,000	May Department Stores Co., 4.80% notes, due 7/15/09	1,069,738
Telecommunication Services - 0.3%
1,850,000	Verizon Global Funding Corp., 4.00% notes, due 1/15/08	1,831,306
Telephone - Integrated - 0.2%
1,200,000	Sprint Capital Corp., 8.375% notes, due 3/15/12	1,423,148
Television - 0.2%
900,000	British Sky Broadcasting Group PLC 6.875%, company guaranteed notes due 2/23/09**	954,734
Transportation - Railroad - 0.3%
	Canadian National Railway Co.:
515,000	4.25%, notes, due 8/1/09	507,089
1,035,000	6.25%, bonds, due 8/1/34	1,159,214
		1,666,303
Total Corporate Bonds (cost $102,367,013)		104,182,309
U.S. Government Agencies - 5.3%
	Fannie Mae:
1,425,000	2.00%, due 1/15/06	1,413,288
1,940,000	2.125%, due 4/15/06	1,914,675
2,335,000	5.00%, due 1/15/07	2,362,142
1,840,000	3.25%, due 11/15/07	1,801,147
600,000	2.50%, due 6/15/08	571,126
1,025,000	5.25%, due 1/15/09	1,055,364
475,000	6.375%, due 6/15/09	508,512
1,516,000	5.375%, due 11/15/11	1,587,848
3,535,000	Federal Home Loan Bank System, 2.25% due 5/15/06	3,486,097
	Freddie Mac:
7,130,000	1.875%, due 2/15/06	7,049,287
7,750,000	2.375%, due 4/15/06	7,662,153
1,900,000	5.75%, due 4/15/08	1,971,915
530,000	5.75%, due 3/15/09	554,813
665,000	7.00%, due 3/15/10	737,401
Total U.S. Government Agencies (cost $33,073,069)		32,675,768
U.S. Treasury Notes/Bonds - 12.8%
	U.S. Treasury Notes/Bonds:
3,560,000	3.00%, due 12/31/06	3,512,161
10,395,000	3.625%, due 4/30/07	10,327,598
4,265,000	3.375%, due 2/15/08	4,195,860

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 39

Janus Adviser Balanced Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
$3,585,000	5.625%, due 5/15/08	$3,732,042
555,000	3.75%, due 5/15/08	550,491
4,565,000	3.125%, due 4/15/09	4,410,397
4,420,000	6.00%, due 8/15/09	4,724,909
6,515,000	4.00%, due 4/15/10	6,471,226
1,380,000	3.625%, due 6/15/10	1,349,597
235,000	3.875%, due 7/15/10	232,375
1,795,000	5.75%, due 8/15/10	1,924,857
3,645,000	5.00%, due 8/15/11#	3,807,888
1,515,000	4.25%, due 8/15/14	1,511,746
4,435,000	4.00%, due 2/15/15	4,333,305
3,754,000	7.25%, due 5/15/16	4,677,837
887,000	8.125%, due 8/15/19	1,219,972
2,934,000	7.875%, due 2/15/21	4,026,114
2,834,000	7.25%, due 8/15/22	3,735,787
3,885,000	6.25%, due 8/15/23	4,684,611
3,891,000	6.00%, due 2/15/26	4,633,329
2,188,000	5.25%, due 2/15/29	2,413,382
1,138,000	6.25%, due 5/15/30	1,430,413
290,000	5.375%, due 2/15/31	329,535
Total U.S. Treasury Notes/Bonds (cost $76,842,565)		78,235,432
Other Securities - 6.4%
38,933,367	State Street Navigator Securities Lending Prime Portfolio† (cost $38,933,367)	38,933,367
Repurchase Agreement - 3.9%
$23,800,000	Banc of America Securities LLC, 3.3325% dated 7/29/05, maturing 8/1/05 to be repurchased at $23,806,609 collateralized by $24,799,458 in U.S. Government Agencies 4.00% - 6.50%, 2/25/17 - 7/15/35 with a value of $24,276,000 (cost $23,800,000)	23,800,000
Total Investments (total cost $564,344,093) – 105.9%		649,305,199
Liabilities, net of Cash, Receivables and Other Assets – (5.9)%		(36,395,878)
Net Assets – 100%		$612,909,321

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$8,418,709	1.3%
Canada	16,828,934	2.6%
France	13,998,567	2.1%
Germany	2,562,774	0.4%
Luxembourg	4,070,260	0.6%
South Korea	6,283,342	1.0%
Switzerland	23,867,227	3.7%
United Kingdom	14,109,072	2.2%
United States††	559,166,314	86.1%
Total	$649,305,199	100.0%

††Includes Short-Term Securities and Other Securities (76.5% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 12/2/05	1,065,000	$1,867,802	$76,462
British Pound 1/27/06	2,450,000	4,295,399	19,786
Euro 12/2/05	1,600,000	1,951,982	(8,590)
Euro 1/27/06	5,110,000	6,253,506	14,931
South Korean Won 11/14/05	810,000,000	789,736	17,037
South Korean Won 11/30/05	800,000,000	780,148	11,937
Total		$15,938,573	$131,563

See Notes to Schedules of Investments and Financial Statements.

40 Janus Adviser Series July 31, 2005

Janus Adviser Risk-Managed Growth Fund (unaudited)

Subadvised by INTECH

Performance Overview

For the 12 months ended July 31, 2005, Janus Adviser Risk-Managed Growth Fund returned 15.98% for its I Shares. This compares to a 13.04% gain by the Russell 1000® Growth Index, the Fund's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient Fund than its benchmark, the Russell 1000® Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the Fund more efficient than the index, without increasing relative risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the Russell 1000® Growth Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Adviser Risk-Managed Growth Fund.

Fund Snapshot

This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Top 10 Equity Holdings – (% of Net Assets)

	July 31, 2005	July 31, 2004
General Electric Co.	2.8%	3.1%
Microsoft Corp.	1.8%	1.8%
Johnson & Johnson	1.6%	0.9%
UnitedHealth Group, Inc.	1.3%	1.0%
United Parcel Service, Inc. - Class B	1.2%	0.6%
Hershey Foods Corp.	1.1%	0.7%
Apple Computer, Inc.	1.0%	0.1%
Starbucks Corp.	1.0%	0.8%
Altria Group, Inc.	1.0%	-
Gillette Co.	1.0%	0.4%

Janus Adviser Series July 31, 2005 41

Janus Adviser Risk-Managed
Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2005

	Calendar Year-to-Date	One Year	Since Inception*
Janus Adviser Risk-Managed Growth Fund - A Shares
NAV	3.82%	15.98%	15.70%
MOP	(2.13)%	9.61%	13.20%
Janus Adviser Risk-Managed Growth Fund - C Shares
NAV	3.31%	15.44%	15.12%
LOAD	2.28%**	14.36%**
Janus Adviser Risk-Managed Growth Fund - I Shares	3.67%	15.98%	15.70%
Janus Adviser Risk-Managed Growth Fund - R Shares	3.44%	15.59%	15.42%
Russell 1000® Growth Index	3.08%	13.04%	13.15%
Lipper Ranking - I Shares based on total returns for Multi-Cap Growth Funds	N/A	298/418	260/378

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

*The Fund's inception date - January 2, 2003

**Calculated to include contingent deferred sales charge applicable to Class C Shares

42 Janus Adviser Series July 31, 2005

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,063.00	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.53	$4.31
Expense Example - C Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,059.00	$8.17
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00
Expense Example - I Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,061.60	$5.62
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51
Expense Example - R Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,060.00	$6.90
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

*Expenses are equal to the annualized expense ratio of 0.86% for A Shares, 1.60% for C Shares, 1.10% for I Shares and 1.35% for R Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

For Class I and Class R Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Adviser Series July 31, 2005 43

Janus Adviser Risk-Managed Growth Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Common Stock - 93.5%
Advertising Agencies - 0.2%
2,100	Omnicom Group, Inc.	$178,227
Advertising Sales - 0%
400	Lamar Advertising Co.*	17,604
Advertising Services - 0.1%
500	Getty Images, Inc.*	40,375
900	R.H. Donnelley Corp.*	58,950
		99,325
Aerospace and Defense - 1.7%
9,000	Boeing Co.	594,090
5,500	Lockheed Martin Corp.	343,200
1,300	Raytheon Co.	51,129
12,200	Rockwell Collins, Inc.	595,360
2,000	Titan Corp.*	46,180
		1,629,959
Aerospace and Defense - Equipment - 0.5%
1,600	B.F. Goodrich Co.	70,784
7,500	United Technologies Corp.	380,250
		451,034
Agricultural Operations - 0.3%
4,200	Monsanto Co.	282,954
Airlines - 0%
2,300	Southwest Airlines Co.	32,637
Apparel Manufacturers - 0.1%
2,000	Coach, Inc.*	70,220
1,600	Quiksilver, Inc.*	26,864
		97,084
Applications Software - 2.3%
2,000	Citrix Systems, Inc.*	47,660
9,500	Intuit, Inc.*	456,000
68,900	Microsoft Corp.	1,764,529
900	Salesforce.com, Inc.*	21,195
		2,289,384
Athletic Footwear - 0.2%
1,900	NIKE, Inc. - Class B	159,220
1,100	Reebok International, Ltd.	46,530
		205,750
Audio and Video Products - 0.2%
2,700	Harman International Industries, Inc.	232,065
Automotive - Medium and Heavy Duty Trucks - 0.5%
4,000	Oshkosh Truck Corp.	339,200
1,600	PACCAR, Inc.	115,552
		454,752
Automotive - Truck Parts and Equipment - Original - 0.4%
800	Borg-Warner Automotive, Inc.	46,536
6,000	Johnson Controls, Inc.	344,640
		391,176
Batteries and Battery Systems - 0.3%
4,400	Energizer Holdings, Inc.*	281,160
Beverages - Non-Alcoholic - 0.8%
1,000	Coca-Cola Co.	43,760
8,300	Pepsi Bottling Group, Inc.	242,028
8,800	PepsiCo, Inc.	479,864
		765,652

Shares or Principal Amount		Value
Beverages - Wine and Spirits - 0%
600	Constellation Brands, Inc. - Class A*	$16,440
Brewery - 0.2%
4,200	Anheuser-Busch Companies, Inc.	186,270
Broadcast Services and Programming - 0.4%
800	Discovery Holding Co. - Class A*	11,416
6,800	Liberty Global, Inc. - Class A*	322,592
8,000	Liberty Media Corp. - Class A*	70,320
		404,328
Building - Residential and Commercial - 1.8%
500	D.R. Horton, Inc.	20,540
3,600	Hovnanian Enterprises, Inc.*	254,448
2,200	KB Home	180,202
1,000	Lennar Corp.	67,270
320	M.D.C. Holdings, Inc.	27,334
800	NVR, Inc.*	750,400
800	Ryland Group, Inc.	64,640
200	Standard Pacific Corp.	19,078
7,000	Toll Brothers, Inc.*	387,940
		1,771,852
Building and Construction Products - Miscellaneous - 0.2%
3,800	Masco Corp.	128,858
900	Vulcan Materials Co.	63,216
		192,074
Building Products - Air and Heating - 0.4%
9,200	American Standard Companies, Inc.	407,376
Building Products - Cement and Aggregate - 0.2%
3,150	Florida Rock Industries, Inc.	172,904
800	Martin Marietta Materials, Inc.	58,152
		231,056
Cable Television - 0.8%
7,500	Cablevision Systems New York Group - Class A*	232,275
16,500	Comcast Corp. - Class A*	507,045
275	DIRECTV Group, Inc.*	4,235
500	EchoStar Communications Corp. - Class A*	14,360
		757,915
Casino Hotels - 1.0%
600	Boyd Gaming Corp.	31,464
6,100	Harrah's Entertainment, Inc.	480,314
5,800	MGM Mirage*	263,610
400	Station Casinos, Inc.	29,380
2,600	Wynn Resorts, Ltd.*	146,380
		951,148
Casino Services - 0.1%
1,000	International Game Technology	27,360
800	Scientific Games Corp. - Class A*	21,904
		49,264
Cellular Telecommunications - 0.8%
1,800	Alamosa Holdings, Inc.	28,908
1,200	N.I.I. Holdings, Inc.*	89,328
3,500	Nextel Communications, Inc. - Class A*	121,800
11,000	Nextel Partners, Inc. - Class A*	273,900
6,700	Western Wireless Corp. - Class A*	299,289
		813,225

See Notes to Schedules of Investments and Financial Statements.

44 Janus Adviser Series July 31, 2005

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Chemicals - Diversified - 0.5%
7,100	Dow Chemical Co.	$340,445
2,700	E.I. du Pont de Nemours and Co.	115,236
300	Rohm & Haas Co.	13,818
		469,499
Chemicals - Specialty - 0.6%
1,300	Chemtura Corp.	20,462
15,300	Ecolab, Inc.	513,774
800	Sigma-Aldrich Corp.	51,328
		585,564
Coal - 0.2%
1,000	Massey Energy Company	43,250
1,700	Peabody Energy Corp.	111,758
		155,008
Commercial Banks - 1.6%
7,400	Commerce Bancorp, Inc.	251,082
700	East West Bancorp, Inc.	24,150
32,500	Synovus Financial Corp.	961,025
11,400	TCF Financial Corp.	313,158
		1,549,415
Commercial Services - 0.7%
1,500	Alliance Data Systems Corp.*	63,855
3,100	ChoicePoint, Inc.*	135,160
17,200	ServiceMaster Co.	236,328
4,100	Weight Watchers International, Inc.*	232,962
		668,305
Commercial Services - Finance - 1.0%
5,500	Equifax, Inc.	200,200
1,400	H&R Block, Inc.	79,744
15,500	Moody's Corp.	733,305
		1,013,249
Communications Software - 0.1%
2,500	Avid Technology, Inc.*	102,875
Computer Aided Design - 0.6%
18,200	Autodesk, Inc.	622,258
Computer Graphics - 0.4%
9,200	Pixar*	395,692
Computer Services - 0.9%
400	Affiliated Computer Services, Inc. - Class A*	19,988
1,100	CACI International, Inc.*	72,369
10,600	Cognizant Technology Solutions Corp.*	520,248
1,300	DST Systems, Inc.*	65,988
1,600	Electronic Data Systems Corp.	32,912
400	Reynolds and Reynolds Co.	11,192
4,500	SunGard Data Systems, Inc.*	161,505
		884,202
Computers - 1.7%
24,300	Apple Computer, Inc.*	1,036,395
10,300	Dell, Inc.*	416,841
2,100	IBM Corp.	175,266
		1,628,502
Computers - Integrated Systems - 0.3%
1,300	Diebold, Inc.	64,584
7,700	NCR Corp.*	267,267
		331,851

Shares or Principal Amount		Value
Computers - Memory Devices - 0.4%
2,900	EMC Corp.*	$39,701
4,600	Network Appliance, Inc.*	117,346
2,600	SanDisk Corp.*	87,932
12,600	Western Digital Corp.*	188,874
		433,853
Consulting Services - 0.3%
3,200	Corporate Executive Board Co.	258,176
Consumer Products - Miscellaneous - 0.3%
600	Fortune Brands, Inc.	56,730
2,400	Kimberly-Clark Corp.	153,024
200	Scotts Miracle-Gro Co. - Class A*	15,680
1,000	Spectrum Brands, Inc.*	31,000
		256,434
Containers - Metal and Glass - 0.2%
4,600	Ball Corp.	174,570
2,300	Crown Holdings, Inc.*	36,317
		210,887
Containers - Paper and Plastic - 0%
300	Sealed Air Corp.*	15,918
Cosmetics and Toiletries - 2.2%
2,200	Avon Products, Inc.	71,962
1,100	Estee Lauder Companies, Inc. - Class A	43,054
18,000	Gillette Co.	966,060
2,900	International Flavors & Fragrances, Inc.*	109,968
17,000	Procter & Gamble Co.	945,710
		2,136,754
Data Processing and Management - 1.4%
8,400	Automatic Data Processing, Inc.	373,044
600	Certegy, Inc.	20,772
1,900	Dun & Bradstreet Corp.*	120,327
3,300	Fair Issac Corp.	124,179
2,300	First Data Corp.	94,622
300	Fiserv, Inc.*	13,311
3,700	Global Payments, Inc.	245,088
300	NAVTEQ Corp.*	13,191
7,800	SEI Investments Co.	301,548
		1,306,082
Dental Supplies and Equipment - 1.2%
11,700	Dentsply International, Inc.	652,275
11,500	Patterson Companies, Inc.*	512,900
		1,165,175
Diagnostic Kits - 0%
200	Dade Behring Holdings, Inc.	15,160
Dialysis Centers - 0.7%
11,200	Davita, Inc.*	529,088
2,800	Renal Care Group, Inc.*	131,460
		660,548
Direct Marketing - 0.1%
3,300	Harte-Hanks Communications, Inc.	89,760
Disposable Medical Products - 0.7%
10,100	C.R. Bard, Inc.	674,579
Distribution/Wholesale - 0.2%
700	CDW Corp.	43,400
900	Fastenal Co.	59,076

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 45

Janus Adviser Risk-Managed Growth Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Distribution/Wholesale (continued)
3,900	Ingram Micro, Inc. - Class A*	$72,696
700	SCP Pool Corp.	25,508
		200,680
Diversified Financial Services - 0%
400	Morgan Stanley Co.*	21,220
Diversified Operations - 5.8%
9,800	3M Co.	735,000
16,800	Danaher Corp.	931,560
600	Eaton Corp.	39,204
79,500	General Electric Co.	2,742,751
2,500	Illinois Tool Works, Inc.	214,125
2,000	ITT Industries, Inc.	212,800
5,400	Leggett & Platt, Inc.	136,566
1,100	Parker Hannifin Corp.	72,292
1,100	Pentair, Inc.	44,187
5,500	Roper Industries, Inc.	422,125
600	Textron, Inc.	44,502
		5,595,112
Drug Delivery Systems - 0.1%
3,000	Hospira, Inc.*	114,750
E-Commerce/Services - 0.1%
3,200	eBay, Inc.*	133,696
Electric - Generation - 0%
600	AES Corp.*	9,630
Electric - Integrated - 0.3%
3,200	TXU Corp.	277,248
Electric Products - Miscellaneous - 0.3%
5,400	AMETEK, Inc.	222,480
1,300	Emerson Electric Co.	85,540
400	Molex, Inc.	11,296
		319,316
Electronic Components - Miscellaneous - 0%
700	Gentex Corp.	12,474
Electronic Components - Semiconductors - 0.9%
2,800	Advanced Micro Devices, Inc.*	56,224
1,100	Altera Corp.*	24,057
4,700	Cree, Inc.*	139,355
15,100	Intel Corp.	409,814
6,300	QLogic Corp.*	195,615
1,200	Texas Instruments, Inc.	38,112
		863,177
Electronic Connectors - 0.1%
2,400	Amphenol Corp. - Class A	106,896
Electronic Forms - 0.1%
2,100	Adobe Systems, Inc.	62,244
Electronic Measuring Instruments - 0%
700	Trimble Navigation, Ltd.*	27,272
Electronics - Military - 0.1%
1,300	L-3 Communications Holdings, Inc.	101,699
Engineering - Research and Development Services - 0.2%
700	Fluor Corp.	44,660
3,100	Jacobs Engineering Group, Inc.*	182,528
		227,188
Engines - Internal Combustion - 0%
300	Cummins, Inc.*	25,632

Shares or Principal Amount		Value
Enterprise Software/Services - 0.3%
2,200	BMC Software, Inc.	$41,998
600	Hyperion Solutions Corp.*	28,236
17,100	Oracle Corp.*	232,218
		302,452
Entertainment Software - 0.2%
2,666	Activision, Inc.*	54,226
1,900	Electronic Arts, Inc.*	109,440
1,400	Take-Two Interactive Software, Inc.*	34,454
		198,120
Fiduciary Banks - 0.5%
200	Investors Financial Services Corp.	6,884
600	Mellon Financial Corp.	18,276
6,100	Northern Trust Corp.	309,880
3,400	State Street Corp.	169,116
		504,156
Filtration and Separations Products - 0.4%
10,100	Donaldson Company, Inc.	329,058
1,200	Pall Corp.	37,164
		366,222
Finance - Auto Loans - 0%
800	AmeriCredit Corp.*	21,376
Finance - Consumer Loans - 1.0%
18,500	SLM Corp.	952,565
Finance - Credit Card - 0%
500	American Express Co.	27,500
Finance - Investment Bankers/Brokers - 1.4%
14,000	Ameritrade Holding Corp.*	273,420
26,800	Charles Schwab Corp.	367,160
3,100	Goldman Sachs Group, Inc.	333,188
3,600	Legg Mason, Inc.	367,740
		1,341,508
Finance - Mortgage Loan Banker - 0%
600	Countrywide Financial Corp.	21,600
Finance - Other Services - 0.7%
2,300	Chicago Mercantile Exchange Holdings, Inc.	692,415
Financial Guarantee Insurance - 0.2%
2,500	Ambac Financial Group, Inc.	179,600
Food - Confectionary - 1.8%
17,100	Hershey Foods Corp.	1,092,177
8,700	Wm. Wrigley Jr. Co.	618,918
		1,711,095
Food - Diversified - 1.8%
3,900	Campbell Soup Co.	120,315
300	General Mills, Inc.	14,220
400	H.J. Heinz Co.	14,712
9,400	Kellogg Co.	425,914
11,700	McCormick & Company, Inc.	406,926
37,800	Sara Lee Corp.	753,354
		1,735,441
Food - Retail - 0.3%
2,100	Whole Foods Market, Inc.	286,671
Food - Wholesale/Distribution - 0.3%
8,400	Sysco Corp.	302,904
Garden Products - 0%
600	Toro Co.	24,144

See Notes to Schedules of Investments and Financial Statements.

46 Janus Adviser Series July 31, 2005

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Hazardous Waste Disposal - 0%
200	Stericycle, Inc.*	$11,624
Health Care Cost Containment - 0%
400	McKesson Corp.	18,000
Hotels and Motels - 0.9%
10,000	Hilton Hotels Corp.	247,500
5,700	Marriott International, Inc. - Class A	390,279
4,300	Starwood Hotels & Resorts Worldwide, Inc.	272,276
		910,055
Human Resources - 0.1%
1,300	Robert Half International, Inc.	44,057
Identification Systems and Devices - 0%
1,000	Symbol Technologies, Inc.	11,640
Industrial Automation and Robotics - 0.4%
6,800	Rockwell Automation, Inc.	350,268
Industrial Gases - 0.1%
300	Air Products and Chemicals, Inc.	17,928
2,000	Praxair, Inc.	98,780
		116,708
Instruments - Controls - 0%
500	Mettler-Toledo International, Inc.*	26,250
Instruments - Scientific - 0.1%
1,284	Fisher Scientific International, Inc.*	86,092
600	Waters Corp.*	27,168
		113,260
Insurance Brokers - 0.1%
300	Arthur J. Gallagher & Co.	8,367
400	Brown & Brown, Inc.	17,328
400	Erie Indemnity Co. - Class A	21,736
		47,431
Internet Infrastructure Software - 0%
900	F5 Networks, Inc.*	37,962
Internet Security - 0.7%
3,900	McAfee, Inc.*	122,460
21,922	Symantec Corp.*	481,626
2,300	VeriSign, Inc.*	60,513
		664,599
Investment Management and Advisory Services - 1.5%
1,800	Affiliated Managers Group, Inc.	128,340
500	BlackRock, Inc.	42,500
19,400	Eaton Vance Corp.	476,658
300	Federated Investors, Inc. - Class B	9,582
7,700	Franklin Resources, Inc.	622,314
2,900	Nuveen Investments - Class A	110,200
1,500	T. Rowe Price Group, Inc.	99,525
		1,489,119
Leisure and Recreation Products - 0%
800	Brunswick Corp.	37,248
Life and Health Insurance - 0.4%
4,900	AFLAC, Inc.	220,990
2,700	Prudential Financial, Inc.	180,630
		401,620
Linen Supply and Related Items - 0.1%
3,100	Cintas Corp.	137,423

Shares or Principal Amount		Value
Lottery Services - 0%
800	GTECH Holdings Corp.	$23,968
Machinery - Construction and Mining - 0.3%
4,200	Caterpillar, Inc.	226,422
1,600	Joy Global, Inc.	65,712
		292,134
Machinery - Farm - 0%
200	Deere & Co.	14,706
Machinery - General Industrial - 0%
500	IDEX Corp.	21,840
Machinery - Pumps - 0.4%
10,600	Graco, Inc.	405,238
Medical - Biomedical and Genetic - 0.8%
3,400	Affymetrix, Inc.*	158,746
1,576	Amgen, Inc.*	125,686
200	Biogen Idec, Inc.*	7,858
300	Celgene Corp.*	14,355
1,200	Charles River Laboratories International, Inc.*	58,440
1,600	Genentech, Inc.*	142,928
500	Genzyme Corp.*	37,205
2,300	Invitrogen Corp.*	197,271
		742,489
Medical - Drugs - 1.7%
6,200	Abbott Laboratories	289,106
4,000	Bristol-Myers Squibb Co.	99,920
600	Forest Laboratories, Inc.*	23,952
3,300	MedImmune, Inc.*	93,753
300	OSI Pharmaceuticals, Inc.*	12,390
38,700	Schering-Plough Corp.	805,734
1,200	Valeant Pharmaceuticals International	23,676
6,000	Wyeth	274,500
		1,623,031
Medical - Generic Drugs - 0.7%
13,500	Barr Pharmaceuticals, Inc.*	640,170
1,700	IVAX Corp.*	43,316
1,800	Mylan Laboratories, Inc.	31,248
		714,734
Medical - HMO - 3.0%
6,300	Aetna, Inc.	487,620
1,200	AMERIGROUP Corp.*	41,580
2,500	Coventry Health Care, Inc.*	176,825
900	Health Net, Inc.*	34,920
6,600	Humana, Inc.*	263,010
2,400	PacifiCare Health Systems, Inc.*	182,880
200	Sierra Health Services, Inc.*	13,488
25,370	UnitedHealth Group, Inc.	1,326,851
6,000	WellPoint, Inc.*	424,440
		2,951,614
Medical - Hospitals - 1.9%
6,800	Community Health Care Corp.*	262,548
13,800	HCA, Inc.	679,650
15,400	Health Management Associates, Inc. - Class A	366,520
2,100	LifePoint Hospitals, Inc.*	98,196
4,400	Triad Hospitals, Inc.*	218,548
4,500	Universal Health Services, Inc. - Class B	234,180
		1,859,642

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 47

Janus Adviser Risk-Managed Growth Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Medical - Nursing Homes - 0.3%
6,900	Manor Care, Inc.	$261,924
Medical - Outpatient and Home Medical Care - 0.6%
15,000	Lincare Holdings, Inc.*	605,100
Medical - Wholesale Drug Distributors - 0.1%
1,800	Cardinal Health, Inc.	107,244
Medical Information Systems - 0.1%
1,200	Cerner Corp.*	90,504
900	IMS Health, Inc.	24,507
		115,011
Medical Instruments - 1.3%
2,700	Beckman Coulter, Inc.	146,718
700	Boston Scientific Corp.*	20,265
2,300	Edwards Lifesciences Corp.*	105,501
9,100	Guidant Corp.	626,080
4,100	Medtronic, Inc.	221,154
2,700	St. Jude Medical, Inc.*	128,007
500	Techne Corp.*	24,535
		1,272,260
Medical Labs and Testing Services - 0.8%
1,400	Covance, Inc.*	69,370
6,600	Laboratory Corporation of America Holdings*	334,422
7,600	Quest Diagnostics, Inc.	390,184
		793,976
Medical Products - 3.3%
9,100	Baxter International, Inc.	357,357
9,500	Becton, Dickinson and Co.	526,015
400	Biomet, Inc.	15,252
1,800	Henry Schein, Inc.*	77,706
100	INAMED Corp.*	7,242
24,000	Johnson & Johnson	1,535,040
2,500	Stryker Corp.	135,225
300	Varian Medical Systems, Inc.*	11,778
7,300	Zimmer Holdings, Inc.*	601,228
		3,266,843
Metal - Copper - 0.1%
500	Phelps Dodge Corp.	53,225
Metal - Diversified - 0%
500	Freeport-McMoRan Copper & Gold, Inc. - Class B	20,140
Metal Processors and Fabricators - 0.3%
3,300	Precision Castparts Corp.	296,934
Motorcycle and Motor Scooter Manufacturing - 0.2%
3,800	Harley-Davidson, Inc.	202,122
Multi-Line Insurance - 0.3%
2,500	American International Group, Inc.	150,500
2,200	Unitrin, Inc.	117,150
		267,650
Multimedia - 0.8%
500	E.W. Scripps Co. - Class A	25,265
10,600	McGraw-Hill Companies, Inc.	487,706
400	Meredith Corp.	19,800
13,100	News Corporation, Inc. - Class A	214,578
500	Time Warner, Inc.*	8,510
800	Viacom, Inc. - Class B	26,792
400	Walt Disney Co.	10,256
		792,907

Shares or Principal Amount		Value
Networking Products - 0.1%
3,600	Cisco Systems, Inc.*	$68,940
Non-Hazardous Waste Disposal - 0%
300	Waste Management, Inc.	8,436
Office Automation and Equipment - 0.2%
4,900	Pitney Bowes, Inc.	218,442
Office Furnishings - Original - 0.3%
4,500	HNI, Corp.	261,675
Office Supplies and Forms - 0.2%
3,200	Avery Dennison Corp.	181,344
Oil - Field Services - 0.8%
5,900	Baker Hughes, Inc.	333,586
900	BJ Services Co.	54,891
7,600	Halliburton Co.	425,980
		814,457
Oil and Gas Drilling - 0.5%
5,600	Diamond Offshore Drilling, Inc.	319,536
1,400	Helmerich & Payne, Inc.	79,968
700	Patterson-UTI Energy, Inc.	22,981
1,300	Pride International, Inc.*	33,826
700	Rowan Companies, Inc.	23,912
		480,223
Oil Companies - Exploration and Production - 1.1%
1,600	Chesapeake Energy Corp.	41,776
700	Denbury Resources, Inc.*	32,760
3,200	EOG Resources, Inc.	195,520
2,400	Murphy Oil Corp.	127,296
900	Newfield Exploration Co.*	38,241
300	Noble Energy, Inc.	24,753
3,700	Plains Exploration & Production Co.*	142,635
750	Quicksilver Resources, Inc.*	31,770
1,100	Range Resources Corp.	33,594
1,000	Southwestern Energy Co.*	55,110
500	Unit Corp.*	23,750
9,754	XTO Energy, Inc.	342,268
		1,089,473
Oil Field Machinery and Equipment - 0.2%
2,200	FMC Technologies, Inc.*	79,750
1,700	Smith International, Inc.	115,498
		195,248
Oil Refining and Marketing - 0.2%
1,100	Sunoco, Inc.	138,303
500	Tesoro Corp.	24,110
		162,413
Optical Supplies - 0%
900	Advanced Medical Optics, Inc.*	37,413
Pharmacy Services - 1.2%
2,200	Accredo Health, Inc.*	99,594
6,466	Caremark Rx, Inc.*	288,254
16,225	Medco Health Solutions, Inc.*	785,939
		1,173,787
Pipelines - 0.3%
700	Equitable Resources, Inc.	49,735
1,300	Kinder Morgan, Inc.	115,518
700	Questar Corp.	49,126
700	Western Gas Resources, Inc.	28,028
3,600	Williams Companies, Inc.	76,464
		318,871

See Notes to Schedules of Investments and Financial Statements.

48 Janus Adviser Series July 31, 2005

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Power Converters and Power Supply Equipment - 0.4%
13,100	American Power Conversion Corp.	$368,241
Property and Casualty Insurance - 0.4%
700	Markel Corp.*	235,200
500	Philadelphia Consolidated Holding Corp.*	41,510
700	Progressive Corp.	69,783
		346,493
Publishing - Books - 0.1%
1,600	John Wiley & Sons, Inc. - Class A	68,560
Publishing - Newspapers - 0.3%
300	Washington Post Co. - Class B	266,640
Publishing - Periodicals - 0%
800	Dex Media, Inc.	20,120
Racetracks - 0.1%
2,600	Penn National Gaming, Inc.*	92,950
Radio - 0.1%
4,600	Westwood One, Inc.	93,702
Real Estate Management/Services - 0.1%
1,200	CB Richard Ellis Group, Inc.*	55,248
Real Estate Operating/Development - 0.8%
1,300	Forest City Enterprises, Inc. - Class A	46,787
9,300	St. Joe Co.	756,927
		803,714
Recreational Vehicles - 0.4%
6,200	Polaris Industries, Inc.	342,860
REIT - Apartments - 0%
800	United Dominion Realty Trust, Inc.	20,360
REIT - Mortgages - 0%
300	New Century Financial Corp.	15,714
REIT - Regional Malls - 0.6%
4,200	General Growth Properties, Inc.	193,116
300	Macerich Co.	21,066
3,600	Mills Corp.	234,216
1,500	Simon Property Group, Inc.	119,610
		568,008
REIT - Shopping Centers - 0.1%
700	Federal Realty Investment Trust	45,717
REIT - Storage - 0.1%
900	Public Storage, Inc.	60,075
REIT - Warehouse and Industrial - 0.3%
8,800	Catellus Development Corp.	317,504
Rental Auto/Equipment - 0%
100	Rent-A-Center, Inc.*	2,109
Research and Development - 0.2%
2,900	Pharmaceutical Product Development, Inc.*	165,967
Retail - Apparel and Shoe - 1.7%
4,100	Abercrombie & Fitch Co. - Class A	295,405
7,400	American Eagle Outfitters, Inc.	243,830
5,400	Chico's FAS, Inc.*	216,594
3,000	Foot Locker, Inc.	75,000
1,300	Limited, Inc.	31,694
600	Men's Wearhouse, Inc.*	21,576
3,500	Nordstrom, Inc.	129,535
14,500	Ross Stores, Inc.	384,250
4,800	Urban Outfitters, Inc.*	291,408
		1,689,292

Shares or Principal Amount		Value
Retail - Arts and Crafts - 0.4%
8,600	Michaels Stores, Inc.	$352,600
Retail - Auto Parts - 0.5%
2,800	Advance Auto Parts, Inc.*	193,088
2,700	AutoZone, Inc.*	263,088
800	O'Reilly Automotive, Inc.*	25,808
		481,984
Retail - Automobile - 0.3%
8,500	CarMax, Inc.*	248,370
Retail - Bedding - 0.1%
1,900	Bed Bath & Beyond, Inc.*	87,210
Retail - Bookstore - 0%
600	Barnes & Noble, Inc.*	24,612
Retail - Building Products - 0.4%
3,900	Home Depot, Inc.	169,689
3,900	Lowe's Companies, Inc.	258,258
		427,947
Retail - Consumer Electronics - 0%
2,100	Circuit City Stores, Inc.	38,325
Retail - Discount - 0.7%
1,800	Costco Wholesale Corp.	82,746
7,200	Dollar General Corp.	146,304
1,400	Dollar Tree Stores, Inc.*	34,986
1,500	Family Dollar Stores, Inc.	38,700
4,100	Target Corp.	240,875
900	TJX Companies, Inc.	21,159
3,000	Wal-Mart Stores, Inc.	148,050
		712,820
Retail - Drug Store - 0.7%
9,000	CVS Corp.	279,270
8,500	Walgreen Co.	406,810
		686,080
Retail - Mail Order - 0.1%
1,000	Williams-Sonoma, Inc.*	44,160
Retail - Major Department Stores - 0.2%
1,500	J.C. Penney Company, Inc.	84,210
700	Sears Holdings Corp.*	107,961
		192,171
Retail - Pet Food and Supplies - 0.1%
3,700	PETsMART, Inc.	110,075
Retail - Regional Department Stores - 0.7%
11,100	Kohl's Corp.*	625,485
300	Neiman Marcus Group, Inc. - Class A	29,550
		655,035
Retail - Restaurants - 2.3%
100	Applebee's International, Inc.	2,651
1,000	CBRL Group, Inc.	39,170
6,500	Cheesecake Factory, Inc.*	232,440
10,200	Darden Restaurants, Inc.	353,940
600	Outback Steakhouse, Inc.	27,948
1,500	Panera Bread Co. - Class A*	87,375
3,400	Sonic Corp.*	103,054
19,500	Starbucks Corp.*	1,024,725
1,200	Wendy's International, Inc.	62,040
5,900	Yum! Brands, Inc.	308,865
		2,242,208

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 49

Janus Adviser Risk-Managed Growth Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Retail - Sporting Goods - 0%
400	Dick's Sporting Goods, Inc.*	$15,888
Savings/Loan/Thrifts - 0.3%
2,300	Golden West Financial Corp.	149,776
6,735	Hudson City Bancorp, Inc.	79,675
800	People's Bank	25,056
		254,507
Schools - 0.4%
34	Apollo Group, Inc. - Class A*	2,555
4,900	ITT Educational Services, Inc.*	251,125
3,900	Laureate Education, Inc.*	176,670
		430,350
Semiconductor Components/Integrated Circuits - 0.1%
1,300	Linear Technology Corp.	50,518
Semiconductor Equipment - 0.1%
200	KLA-Tencor Corp.	10,340
4,400	Lam Research Corp.*	125,180
		135,520
Soap and Cleaning Preparations - 0%
550	Church & Dwight Company, Inc.	20,653
Steel - Specialty - 0%
1,300	Allegheny Technologies, Inc.	37,791
Super-Regional Banks - 0.2%
1,800	Fifth Third Bancorp	77,580
2,300	Wells Fargo & Co.	141,082
		218,662
Telecommunication Equipment - 0.2%
3,000	Harris Corp.	111,210
1,300	Scientific-Atlanta, Inc.	50,050
		161,260
Telephone - Integrated - 0.2%
5,500	Telephone and Data Systems, Inc.	219,175
Textile-Home Furnishings - 0.1%
1,400	Mohawk Industries, Inc.*	122,948
Therapeutics - 0.1%
1,200	Gilead Sciences, Inc.*	53,772
Tobacco - 1.2%
14,900	Altria Group, Inc.	997,704
4,200	UST, Inc.	193,284
		1,190,988
Tools - Hand Held - 0.9%
9,600	Black & Decker Corp.	866,976
700	Stanley Works	34,251
		901,227
Toys - 0%
2,000	Mattel, Inc.	37,300
Transportation - Railroad - 0%
800	Norfolk Southern Corp.	29,768
Transportation - Services - 2.3%
5,500	C.H. Robinson Worldwide, Inc.	344,135
5,400	Expeditors International of Washington, Inc.	297,270
4,100	FedEx Corp.	344,769
1,500	Ryder System, Inc.	58,485
16,000	United Parcel Service, Inc. - Class B	1,167,520
		2,212,179

Shares or Principal Amount		Value
Transportation - Truck - 0.2%
900	CNF, Inc.	$46,431
4,300	J.B. Hunt Transport Services, Inc.	84,409
800	Landstar System, Inc.*	26,656
		157,496
Water - 0%
500	Aqua America Inc.	16,035
Web Hosting/Design - 0.3%
7,200	Macromedia, Inc.*	289,080
Web Portals/Internet Service Providers - 0.1%
100	Google, Inc. - Class A*	28,776
2,600	Yahoo!, Inc.*	86,684
		115,460
Wireless Equipment - 1.4%
2,800	American Tower Corp. - Class A	64,344
5,200	Motorola, Inc.	110,136
22,100	QUALCOMM, Inc.	872,729
4,200	SpectraSite, Inc.*	343,140
		1,390,349
Total Common Stock (cost $84,037,445)		91,425,975
Repurchase Agreement - 5.7%
$5,600,000	Banc of America Securities LLC, 3.3325% dated 7/29/05, maturing 8/1/05 to be repurchased at $5,601,555 collateralized by $5,835,167 in U.S. Government Agencies 4.00% - 6.50%, 2/25/17 - 7/15/35 with a value of $5,712,000 (cost $5,600,000)	5,600,000
Short-Term U.S. Treasury Bill - 0.5%
500,000	U.S. Treasury Bill 2.96%, 9/22/05** (amortized cost $497,862)	497,862
Total Investments (total cost $90,135,307) – 99.7%		97,523,837
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		288,284
Net Assets – 100%		$97,812,121

Financial Futures - Long

75 Contracts	S&P 500® (Emini) expires September 2005, principal amount $4,548,023, value $4,637,812 cumulative appreciation	$89,789

Summary of Investments by Country

Country	Value	% of Investment Securities
United States††	$97,523,878	100.0%
Total	$97,523,878	100.0%

††Includes Short-Term Securities (93.7% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

50 Janus Adviser Series July 31, 2005

Janus Adviser Risk-Managed
Core Fund (unaudited)

Subadvised by
INTECH

Performance Overview

For the 12 months ended July 31, 2005, Janus Adviser Risk-Managed Core Fund returned 21.58% for its I Shares. This compares to a 14.05% gain by the S&P 500® Index, the Fund's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Fund, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investing process seeks to build a more efficient Fund than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver returns over and above the index over the long term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Fund in an attempt to keep the Fund more efficient than the index, without increasing relative risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Fund may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Adviser Risk-Managed Core Fund.

Fund Snapshot

This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Top 10 Equity Holdings – (% of Net Assets)

	July 31, 2005	July 31, 2004
Exxon Mobil Corp.	1.7%	1.4%
BB&T Corp.	1.6%	0.2%
Bank of America Corp.	1.4%	1.3%
Regions Financial Corp.	1.3%	–
General Electric Co.	1.2%	1.4%
Johnson & Johnson	1.2%	0.5%
Franklin Resources, Inc.	1.1%	0.4%
Apple Computer, Inc.	1.0%	0.2%
Burlington Northern Santa Fe Corp.	1.0%	0.1%
Monsanto Co.	0.9%	0.6%

Janus Adviser Series July 31, 2005 51

Janus Adviser Risk-Managed Core Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2005

	Calendar Year-to-Date	One Year	Since Inception*
Janus Adviser Risk-Managed Core Fund - A Shares NAV	7.24%	21.58%	18.82%
MOP	1.09%	14.83%	16.11%
Janus Adviser Risk-Managed Core Fund - C Shares NAV	6.87%	21.00%	18.64%
LOAD	5.80%**	19.92%**
Janus Adviser Risk-Managed Core Fund - I Shares	7.10%	21.58%	19.22%
Janus Adviser Risk-Managed Core Fund - R Shares	6.94%	21.30%	18.24%
S&P 500® Index	2.88%	14.05%	14.61%
Lipper Ranking - I Shares based on total returns for Multi-Cap Core Funds	N/A	93/754	90/613

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on January 2, 2003. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

*The Fund's inception date - January 2, 2003

**Calculated to include contingent deferred sales charge applicable to Class C Shares

52 Janus Adviser Series July 31, 2005

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,088.40	$4.50
Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.36
Expense Example - C Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,084.80	$8.32
Hypothetical (5% return before expenses)	$1,000.00	$1,016.81	$8.05
Expense Example - I Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,086.90	$5.74
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.56
Expense Example - R Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,086.20	$7.03
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$6.80

*Expenses are equal to the annualized expense ratio of 0.87% for A Shares, 1.61% for C Shares, 1.11% for I Shares and 1.36% for R Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

For Class I and Class R Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Adviser Series July 31, 2005 53

Janus Adviser Risk-Managed Core Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Common Stock - 96.5%
Advertising Agencies - 0.2%
600	Omnicom Group, Inc.	$50,922
Aerospace and Defense - 2.1%
1,400	Boeing Co.	92,414
600	General Dynamics Corp.	69,114
1,700	Lockheed Martin Corp.	106,080
800	Northrop Grumman Corp.	44,360
3,000	Raytheon Co.	117,990
2,200	Rockwell Collins, Inc.	107,360
		537,318
Aerospace and Defense - Equipment - 0.3%
800	B.F. Goodrich Co.	35,392
900	United Technologies Corp.	45,630
		81,022
Agricultural Operations - 1.8%
9,500	Archer-Daniels-Midland Co.	217,930
3,300	Monsanto Co.	222,321
		440,251
Airlines - 0%
200	Southwest Airlines Co.	2,838
Apparel Manufacturers - 0.5%
1,100	Liz Claiborne, Inc.	45,771
1,300	V. F. Corp.	76,752
		122,523
Applications Software - 1.1%
1,200	Citrix Systems, Inc.*	28,596
1,900	Intuit, Inc.*	91,200
6,000	Microsoft Corp.	153,660
		273,456
Athletic Footwear - 0.2%
200	NIKE, Inc. - Class B	16,760
1,000	Reebok International, Ltd.	42,300
		59,060
Automotive - Medium and Heavy Duty Trucks - 0.1%
300	PACCAR, Inc.	21,666
Automotive - Truck Parts and Equipment - Original - 0.3%
1,200	Johnson Controls, Inc.	68,928
Beverages - Non-Alcoholic - 0.3%
200	Coca-Cola Enterprises, Inc.	4,700
1,100	Pepsi Bottling Group, Inc.	32,076
700	PepsiCo, Inc.	38,171
		74,947
Beverages - Wine and Spirits - 0.1%
100	Brown-Forman Corp. - Class B	5,845
400	Constellation Brands, Inc. - Class A*	10,960
		16,805
Brewery - 0.1%
200	Anheuser-Busch Companies, Inc.	8,870
100	Molson Coors Brewing Co. - Class B	6,270
		15,140
Building - Residential and Commercial - 0.5%
500	D.R. Horton, Inc.	20,540
1,400	KB Home	114,674
		135,214

Shares or Principal Amount		Value
Building and Construction Products - Miscellaneous - 0.7%
2,400	Masco Corp.	$81,384
1,200	Vulcan Materials Co.	84,288
		165,672
Building Products - Air and Heating - 0.2%
900	American Standard Companies, Inc.	39,852
Cable Television - 0.2%
1,500	Comcast Corp. - Class A*	46,095
Casino Hotels - 0.4%
1,400	Harrah's Entertainment, Inc.	110,236
Cellular Telecommunications - 0.2%
1,200	Nextel Communications, Inc. - Class A*	41,760
Chemicals - Diversified - 0.8%
1,200	Dow Chemical Co.	57,540
300	E.I. du Pont de Nemours and Co.	12,804
1,200	PPG Industries, Inc.*	78,036
1,200	Rohm & Haas Co.	55,272
		203,652
Chemicals - Specialty - 0.8%
200	Ashland, Inc.	12,290
1,200	Eastman Chemical Co.	66,468
2,200	Ecolab, Inc.	73,876
200	Engelhard Corp.	5,738
900	Hercules, Inc.*	12,600
100	Sigma-Aldrich Corp.	6,416
		177,388
Coatings and Paint Products - 0.3%
1,600	Sherwin-Williams Co.	76,176
Commercial Banks - 5.8%
1,900	AmSouth Bancorporation	53,029
9,800	BB&T Corp.	409,836
800	Compass Bancshares, Inc.	38,568
1,700	M&T Bank Corp.	184,467
100	Marshall & Ilsley Corp.	4,592
6,200	North Fork Bancorporation, Inc.	169,818
9,800	Regions Financial Corp.	329,672
6,100	Synovus Financial Corp.	180,377
1,300	Zions Bancorporation*	92,924
		1,463,283
Commercial Services - Finance - 0.6%
1,100	Equifax, Inc.	40,040
100	H&R Block, Inc.	5,696
2,200	Moody's Corp.	104,082
100	Paychex, Inc.	3,491
		153,309
Computer Aided Design - 0.5%
3,400	Autodesk, Inc.	116,246
Computer Services - 0.3%
300	Computer Sciences Corp.*	13,734
500	Electronic Data Systems Corp.	10,285
1,400	SunGard Data Systems, Inc.*	50,246
		74,265
Computers - 1.5%
6,000	Apple Computer, Inc.*	255,900
2,100	Dell, Inc.*	84,987
400	Hewlett-Packard Co.	9,848
400	IBM Corp.	33,384
		384,119

See Notes to Schedules of Investments and Financial Statements.

54 Janus Adviser Series July 31, 2005

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Computers - Integrated Systems - 0.6%
4,100	NCR Corp.*	$142,311
Computers - Memory Devices - 0.2%
1,200	EMC Corp.*	16,428
1,700	Network Appliance, Inc.*	43,367
		59,795
Consumer Products - Miscellaneous - 1.0%
2,600	Clorox Co.	145,210
700	Fortune Brands, Inc.	66,185
500	Kimberly-Clark Corp.	31,880
		243,275
Containers - Metal and Glass - 0.3%
1,800	Ball Corp.	68,310
Cosmetics and Toiletries - 1.7%
350	Alberto-Culver Co.	15,792
600	Avon Products, Inc.	19,626
3,600	Gillette Co.	193,212
500	International Flavors & Fragrances, Inc.*	18,960
3,200	Procter & Gamble Co.	178,016
		425,606
Cruise Lines - 0.2%
900	Carnival Corp. (U.S. Shares)	47,160
Data Processing and Management - 0.3%
1,400	Automatic Data Processing, Inc.	62,174
400	First Data Corp.	16,456
		78,630
Disposable Medical Products - 0.4%
1,400	C.R. Bard, Inc.	93,506
Distribution/Wholesale - 0.8%
3,300	Genuine Parts Co.	151,107
800	W.W. Grainger, Inc.	49,856
		200,963
Diversified Financial Services - 0.1%
400	Morgan Stanley Co.*	21,220
Diversified Operations - 3.8%
800	3M Co.	60,000
500	Cooper Industries, Ltd. - Class A	32,290
2,500	Danaher Corp.	138,625
100	Eaton Corp.	6,534
9,000	General Electric Co.	310,500
500	Honeywell International, Inc.	19,640
100	Illinois Tool Works, Inc.	8,565
400	ITT Industries, Inc.	42,560
1,900	Leggett & Platt, Inc.	48,051
1,000	Parker Hannifin Corp.	65,720
2,600	Textron, Inc.	192,842
600	Tyco International, Ltd. (U.S. Shares)	18,282
		943,609
Drug Delivery Systems - 0.2%
1,600	Hospira, Inc.*	61,200
E-Commerce/Services - 0.1%
900	eBay, Inc.*	37,602
Electric - Generation - 0%
100	AES Corp.*	1,605

Shares or Principal Amount		Value
Electric - Integrated – 5.9%
800	Allegheny Energy, Inc.*	$22,800
1,500	Ameren Corp.	83,430
600	American Electric Power Company, Inc.	23,220
200	Cinergy Corp.	8,830
300	CMS Energy Corp.*	4,752
1,500	Consolidated Edison, Inc.	72,240
200	Constellation Energy Group, Inc.	12,042
900	Dominion Resources, Inc.	66,474
800	DTE Energy Co.	37,600
1,200	Duke Energy Corp.	35,448
4,600	Edison International	188,048
1,200	Entergy Corp.	93,528
3,000	Exelon Corp.	160,560
400	FirstEnergy Corp.	19,912
800	FPL Group, Inc.	34,496
200	NiSource, Inc.	4,858
4,600	PG&E Corp.	173,098
400	Pinnacle West Capital Corp.	18,320
500	PPL Corp.	30,790
1,300	Public Service Enterprise Group, Inc.	83,590
1,900	Southern Co.	66,481
3,300	TECO Energy, Inc.	62,568
1,700	TXU Corp.	147,288
2,000	Xcel Energy, Inc.	38,820
		1,489,193
Electronic Components - Miscellaneous - 0%
400	Jabil Circuit, Inc.*	12,476
Electronic Components - Semiconductors - 0.3%
300	Advanced Micro Devices, Inc.*	6,024
200	Intel Corp.	5,428
300	National Semiconductor Corp.	7,413
1,000	QLogic Corp.*	31,050
800	Texas Instruments, Inc.	25,408
		75,323
Electronic Forms - 0%
400	Adobe Systems, Inc.	11,856
Engineering - Research and Development Services - 0.1%
300	Fluor Corp.	19,140
Engines - Internal Combustion - 0%
100	Cummins, Inc.*	8,544
Enterprise Software/Services - 0.3%
1,100	BMC Software, Inc.	20,999
3,900	Oracle Corp.*	52,962
		73,961
Entertainment Software - 0.1%
400	Electronic Arts, Inc.*	23,040
Fiduciary Banks - 0.4%
600	Bank of New York Company, Inc.	18,468
600	Northern Trust Corp.	30,480
700	State Street Corp.	34,818
		83,766
Filtration and Separations Products - 0.1%
800	Pall Corp.	24,776
Finance - Consumer Loans - 0.8%
4,000	SLM Corp.	205,960

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 55

Janus Adviser Risk-Managed Core Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Finance - Credit Card - 0.2%
900	American Express Co.	$49,500
300	Providian Financial Corp.*	5,670
		55,170
Finance - Investment Bankers/Brokers - 2.0%
200	Bear Stearns Companies, Inc.	20,422
5,700	Charles Schwab Corp.	78,090
3,700	Citigroup, Inc.	160,950
800	Goldman Sachs Group, Inc.	85,984
1,248	JP Morgan Chase & Co.	43,855
800	Lehman Brothers Holdings, Inc.	84,104
500	Merrill Lynch & Company, Inc.	29,390
		502,795
Finance - Mortgage Loan Banker - 0.2%
1,100	Countrywide Financial Corp.	39,600
100	Freddie Mac	6,328
		45,928
Financial Guarantee Insurance - 0.2%
500	Ambac Financial Group, Inc.	35,920
100	MGIC Investment Corp.	6,858
		42,778
Food - Confectionary - 1.3%
3,000	Hershey Foods Corp.	191,610
1,900	Wm. Wrigley Jr. Co.	135,166
		326,776
Food - Diversified - 1.2%
1,000	Campbell Soup Co.	30,850
1,800	ConAgra Foods, Inc.	40,878
400	General Mills, Inc.	18,960
1,200	Kellogg Co.	54,372
1,500	McCormick & Company, Inc.	52,170
5,200	Sara Lee Corp.	103,636
		300,866
Food - Retail - 0%
200	Albertson's, Inc.	4,262
Food - Wholesale/Distribution - 0.2%
200	Supervalu, Inc.	7,080
1,500	Sysco Corp.	54,090
		61,170
Forestry - 0.2%
1,300	Plum Creek Timber Company, Inc.	49,205
100	Weyerhaeuser Co.*	6,898
		56,103
Gas - Distribution - 0.3%
500	KeySpan Corp.	20,345
300	Nicor, Inc.	12,246
1,200	Sempra Energy Co.	51,000
		83,591
Gold Mining - 0%
100	Newmont Mining Corp.	3,755
Health Care Cost Containment - 0%
100	McKesson Corp.	4,500
Home Decoration Products - 0.2%
2,100	Newell Rubbermaid, Inc.	52,227

Shares or Principal Amount		Value
Hotels and Motels - 1.2%
2,400	Hilton Hotels Corp.	$59,400
1,100	Marriott International, Inc. - Class A	75,317
2,600	Starwood Hotels & Resorts Worldwide, Inc.	164,632
		299,349
Human Resources - 0%
200	Robert Half International, Inc.	6,778
Identification Systems and Devices - 0%
600	Symbol Technologies, Inc.	6,984
Industrial Automation and Robotics - 0.4%
2,100	Rockwell Automation, Inc.	108,171
Industrial Gases - 0.2%
700	Air Products and Chemicals, Inc.	41,832
100	Praxair, Inc.	4,939
		46,771
Instruments - Scientific - 0%
400	Applera Corp. - Applied Biosystems Group	8,328
Internet Security - 0.1%
712	Symantec Corp.*	15,643
Investment Management and Advisory Services - 1.2%
200	Federated Investors, Inc. - Class B	6,388
3,500	Franklin Resources, Inc.	282,870
300	T. Rowe Price Group, Inc.	19,905
		309,163
Leisure and Recreation Products - 0.1%
500	Brunswick Corp.	23,280
Life and Health Insurance - 0.9%
100	AFLAC, Inc.	4,510
1,100	CIGNA Corp.	117,425
200	Lincoln National Corp.	9,660
100	Principal Financial Group, Inc.	4,395
600	Prudential Financial, Inc.	40,140
400	Torchmark Corp.	20,908
900	UnumProvident Corp.	17,235
		214,273
Linen Supply and Related Items - 0%
100	Cintas Corp.	4,433
Machinery - Construction and Mining - 0.2%
800	Caterpillar, Inc.	43,128
Machinery - Farm - 0%
100	Deere & Co.	7,353
Medical - Biomedical and Genetic - 0.2%
300	Amgen, Inc.*	23,925
100	Biogen Idec, Inc.*	3,929
200	Genzyme Corp.*	14,882
		42,736
Medical - Drugs - 1.5%
1,700	Abbott Laboratories	79,271
1,800	Bristol-Myers Squibb Co.	44,964
600	Forest Laboratories, Inc.*	23,952
1,700	King Pharmaceuticals, Inc.*	18,955
600	MedImmune, Inc.*	17,046
620	Pfizer, Inc.	16,430
5,400	Schering-Plough Corp.	112,428
1,400	Wyeth	64,050
		377,096

See Notes to Schedules of Investments and Financial Statements.

56 Janus Adviser Series July 31, 2005

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Medical - Generic Drugs - 0.3%
1,200	Mylan Laboratories, Inc.	$20,832
1,800	Watson Pharmaceuticals, Inc.*	60,120
		80,952
Medical - HMO - 2.5%
2,800	Aetna, Inc.	216,720
3,200	Humana, Inc.*	127,520
3,300	UnitedHealth Group, Inc.	172,590
1,700	WellPoint, Inc.*	120,258
		637,088
Medical - Hospitals - 0.9%
3,100	HCA, Inc.	152,675
3,400	Health Management Associates, Inc. - Class A	80,920
300	Tenet Healthcare Corp.*	3,642
		237,237
Medical - Nursing Homes - 0.2%
1,200	Manor Care, Inc.	45,552
Medical - Wholesale Drug Distributors - 0.4%
600	AmerisourceBergen Corp.	43,074
800	Cardinal Health, Inc.	47,664
		90,738
Medical Instruments - 1.4%
3,000	Guidant Corp.	206,400
1,200	Medtronic, Inc.	64,728
1,600	St. Jude Medical, Inc.*	75,856
		346,984
Medical Labs and Testing Services - 0.4%
500	Laboratory Corporation of America Holdings*	25,335
1,600	Quest Diagnostics, Inc.	82,144
		107,479
Medical Products - 2.5%
1,900	Baxter International, Inc.	74,613
2,400	Becton, Dickinson and Co.	132,888
4,500	Johnson & Johnson	287,820
800	Stryker Corp.	43,272
1,000	Zimmer Holdings, Inc.*	82,360
		620,953
Motorcycle and Motor Scooter Manufacturing - 0%
100	Harley-Davidson, Inc.	5,319
Multi-Line Insurance - 1.9%
1,900	Allstate Corp.	116,394
300	Hartford Financial Services Group, Inc.	24,171
2,400	Loews Corp.	200,712
2,400	MetLife, Inc.	117,936
100	XL Capital, Ltd. - Class A	7,182
		466,395
Multimedia - 0.6%
1,000	McGraw-Hill Companies, Inc.	46,010
100	Meredith Corp.	4,950
5,800	News Corporation, Inc. - Class A	95,004
200	Viacom, Inc. - Class B	6,698
400	Walt Disney Co.	10,256
		162,918
Networking Products - 0%
500	Cisco Systems, Inc.*	9,575
Office Automation and Equipment - 0.1%
700	Pitney Bowes, Inc.	31,206

Shares or Principal Amount		Value
Office Supplies and Forms - 0%
200	Avery Dennison Corp.	$11,334
Oil - Field Services - 0.8%
900	Baker Hughes, Inc.	50,886
100	BJ Services Co.	6,099
2,000	Halliburton Co.	112,100
200	Schlumberger, Ltd. (U.S. Shares)	16,748
300	Weatherford International, Ltd*	18,984
		204,817
Oil and Gas Drilling - 0.6%
200	Nabors Industries, Ltd.*	13,090
300	Noble Corp.	20,154
1,700	Transocean, Inc.*	95,931
		129,175
Oil Companies - Exploration and Production - 2.8%
700	Anadarko Petroleum Corp.	61,845
540	Apache Corp.	36,936
2,900	Burlington Resources, Inc.	185,919
1,000	Devon Energy Corp.	56,090
2,000	EOG Resources, Inc.	122,200
1,296	Kerr-McGee Corp.	103,952
1,800	Unocal Corp.	116,730
200	XTO Energy, Inc.	7,018
		690,690
Oil Companies - Integrated - 3.8%
600	Amerada Hess Corp.	70,716
1,700	Chevron Corp.	98,617
2,900	ConocoPhillips	181,511
7,000	Exxon Mobil Corp.	411,250
370	Marathon Oil Corp.	21,593
2,100	Occidental Petroleum Corp.	172,788
		956,475
Oil Refining and Marketing - 0.8%
400	Sunoco, Inc.	50,292
1,700	Valero Energy Corp.	140,726
		191,018
Optical Supplies - 0%
100	Bausch & Lomb, Inc.	8,465
Paper and Related Products - 0.1%
800	MeadWestvaco Corp.	23,376
200	Temple-Inland, Inc.	7,958
		31,334
Pharmacy Services - 0.7%
100	Caremark Rx, Inc.*	4,458
3,713	Medco Health Solutions, Inc.*	179,858
		184,316
Photo Equipment and Supplies - 0.4%
3,500	Eastman Kodak Co.	93,590
Pipelines - 0.3%
900	Kinder Morgan, Inc.	79,974
Power Converters and Power Supply Equipment - 0.3%
2,300	American Power Conversion Corp.	64,653
Printing - Commercial - 0.1%
1,000	R.R. Donnelley & Sons Co.	36,050

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 57

Janus Adviser Risk-Managed Core Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Property and Casualty Insurance - 0.9%
400	Chubb Corp.	$35,528
1,000	Progressive Corp.	99,690
1,400	SAFECO Corp.	76,916
100	St. Paul Travelers Companies, Inc.	4,402
		216,536
Publishing - Newspapers - 0.1%
200	Gannett Company, Inc.	14,592
REIT - Apartments - 1.4%
1,900	Apartment Investment & Management Co.- Class A	83,600
3,600	Archstone-Smith Trust, Inc.	153,000
2,600	Equity Residential Properties Trust	105,040
		341,640
REIT - Office Property - 0.2%
1,400	Equity Office Properties Trust	49,630
REIT - Regional Malls - 0.5%
1,500	Simon Property Group, Inc.	119,610
REIT - Warehouse and Industrial - 0.4%
2,400	ProLogis	109,344
Retail - Apparel and Shoe - 0.6%
3,100	Limited, Inc.	75,578
2,300	Nordstrom, Inc.	85,123
		160,701
Retail - Auto Parts - 0.2%
600	AutoZone, Inc.*	58,464
Retail - Automobile - 0.1%
1,500	Auto Nation, Inc.*	32,385
Retail - Bedding - 0%
100	Bed Bath & Beyond, Inc.*	4,590
Retail - Building Products - 0.2%
600	Home Depot, Inc.	26,106
500	Lowe's Companies, Inc.	33,110
		59,216
Retail - Discount - 1.0%
2,000	Costco Wholesale Corp.	91,940
1,200	Dollar General Corp.	24,384
600	Family Dollar Stores, Inc.	15,480
900	Target Corp.	52,875
300	TJX Companies, Inc.	7,053
1,400	Wal-Mart Stores, Inc.	69,090
		260,822
Retail - Drug Store - 0.8%
3,700	CVS Corp.	114,811
1,600	Walgreen Co.	76,576
		191,387
Retail - Major Department Stores - 1.3%
1,300	J.C. Penney Company, Inc.	72,982
3,200	May Department Stores Co.	131,360
725	Sears Holdings Corp.*	111,817
		316,159
Retail - Regional Department Stores - 0.6%
600	Dillard's, Inc. - Class A	13,716
400	Federated Department Stores, Inc.	30,348
2,000	Kohl's Corp.*	112,700
		156,764

Shares or Principal Amount		Value
Retail - Restaurants - 1.8%
2,600	Darden Restaurants, Inc.	$90,220
1,600	McDonald's Corp.	49,872
4,200	Starbucks Corp.*	220,710
500	Wendy's International, Inc.	25,850
1,300	Yum! Brands, Inc.	68,055
		454,707
Rubber - Tires - 0.1%
900	Goodyear Tire & Rubber Co.*	15,669
Savings/Loan/Thrifts - 0.6%
1,900	Golden West Financial Corp.	123,728
600	Sovereign Bancorp, Inc.	14,394
		138,122
Schools - 0%
100	Apollo Group, Inc. - Class A*	7,515
Semiconductor Components/Integrated Circuits - 0.1%
400	Linear Technology Corp.	15,544
Steel - Producers - 0.3%
1,300	Nucor Corp.	72,085
Super-Regional Banks - 4.0%
8,154	Bank of America Corp.	355,514
1,000	Comerica, Inc.	61,100
500	Huntington Bancshares, Inc.	12,470
500	KeyCorp	17,120
2,800	National City Corp.	103,348
2,100	SunTrust Banks, Inc.	152,712
1,200	U.S. Bancorp	36,072
3,334	Wachovia Corp.	167,967
1,400	Wells Fargo & Co.	85,876
		992,179
Telecommunication Equipment - 0%
200	ADC Telecommunications, Inc.	5,228
100	Comverse Technology, Inc.*	2,529
		7,757
Telephone - Integrated - 2.6%
1,000	ALLTEL Corp.	66,500
8,700	AT&T Corp.	172,260
600	BellSouth Corp.	16,560
2,100	CenturyTel, Inc.	72,177
5,600	Citizens Communications Co.	73,584
1,700	SBC Communications, Inc.	41,565
2,200	Sprint Corp.	59,180
4,700	Verizon Communications, Inc.	160,881
		662,707
Therapeutics - 0%
200	Gilead Sciences, Inc.*	8,962
Tobacco - 1.8%
2,200	Altria Group, Inc.	147,312
1,700	Reynolds American, Inc.	141,627
3,300	UST, Inc.	151,866
		440,805
Tools - Hand Held - 0.6%
1,500	Black & Decker Corp.	135,465
300	Stanley Works	14,679
		150,144
Toys - 0.1%
1,500	Mattel, Inc.	27,975

See Notes to Schedules of Investments and Financial Statements.

58 Janus Adviser Series July 31, 2005

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Transportation - Railroad - 2.5%
4,700	Burlington Northern Santa Fe Corp.	$254,975
1,600	CSX Corp.	72,864
4,100	Norfolk Southern Corp.	152,561
1,600	Union Pacific Corp.	112,496
		592,896
Transportation - Services - 1.3%
1,900	FedEx Corp.	159,771
300	Ryder System, Inc.	11,697
2,200	United Parcel Service, Inc. - Class B	160,534
		332,002
Web Portals/Internet Service Providers - 0.3%
2,000	Yahoo!, Inc.*	66,680
Wireless Equipment - 0.6%
3,600	QUALCOMM, Inc.	142,164
Total Common Stock (cost $21,451,573)		24,202,417
Repurchase Agreement - 1.6%
$400,000	Banc of America Securities LLC, 3.3325% dated 7/29/05, maturing 8/1/05 to be repurchased at $400,111 collateralized by $416,798 in U.S. Government Agencies 4.00% - 6.50%, 2/25/17 - 7/15/35 with a value of $408,000 (cost $400,000)	400,000
Total Investments (total cost $21,851,573) – 98.1%		24,602,417
Cash, Receivables and Other Assets, net of Liabilities – 1.9%		475,304
Net Assets – 100%		$25,077,721

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$82,646	0.3%
Cayman Islands	123,267	0.5%
Netherlands	16,748	0.1%
Panama	47,160	0.2%
United States††	24,332,596	98.9%
Total	$24,602,417	100.0%

†† Includes Short-Term Securities (97.3% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 59

Janus Adviser Mid Cap
Value Fund (unaudited)

Subadvised by Perkins,
Wolf, McDonnell and
Company, LLC

Performance Overview

Janus Adviser Mid Cap Value Fund's I Shares returned 21.25% for the annual period ended July 31, 2005. By comparison, the Fund's benchmark, the Russell Midcap® Value Index, returned 31.15%, and the Russell Midcap Index returned 28.93%.

A significant detractor from our performance was our above-average cash position. With valuations somewhat extended in many sectors, we had a challenging time identifying investments to replace those that achieved our price targets. That said, we remain committed to our stringent selection criteria, and would rather let cash build than make an investment that offers greater risk than reward potential. We will opportunistically reduce our cash as we have in the past as we find attractive valuations.

The Fund's relative performance was hindered by our longtime underweighting in utility stocks, which showed surprising strength over the past year. We feel that these shares remain historically expensive relative to their underlying values, and consequently have maintained our underweight exposure to this area. While we have a significant weighting in REITs, it is considerably less than the benchmark's more than 10% exposure. This area was one of the strongest in the market as it has been for several years. Over that period of time we have gradually reduced our substantial overweighting to our current level, reflecting the less favorable risk/reward characteristics that we believe real estate stocks now offer.

On a positive note, the Fund's performance benefited from its overweight exposure to the energy area, where companies are capitalizing on solid demand and soaring crude oil prices. Also working in our favor were several buyouts, which validate our focus on value. Among the buyouts were MBNA, ToysRUs, SunGuard Data, Unocal, US Freightways and Veritas.

Portfolio Composition

Approximately 82.9% of the Fund's total net assets were invested in stocks as of July 31, 2005, while another 17.1% of total net assets remained in cash. The Fund's top 10 equity holdings accounted for 13.1% of its total net assets as of July 31, 2005.

Automotive Component Stocks Weighed on Performance

Weaker stocks in the Fund included Lear, a company that focuses on automotive interiors, and Magna International, a supplier of technologically advanced automotive components. Both of these auto suppliers were pressured by the downturn in the auto industry.

Other detractors included packaging manufacturer Smurfit-Stone Container, over-the-counter drug and vitamin manufacturer Perrigo and brewer Molson Coors. Each of these companies suffered from earnings pressures during the first half of 2005. Nonetheless, we feel all of these stocks appear reasonably valued on a long-term basis. Consequently, we retained a stake in all three companies.

Top Performers Included Healthcare, Energy and Industrials Shares

The Fund's strongest contributor was Omnicare, a provider of pharmaceuticals and related pharmacy services to long-term care institutions. We aggressively added to our long-term

Fund Snapshot

This fund seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Robert Perkins

portfolio manager

Thomas Perkins

portfolio manager

Jeff Kautz

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	July 31, 2005	July 31, 2004
Alliance Capital Management Holding L.P.	1.4%	–
Lubrizol Corp.	1.4%	0.9%
Anadarko Petroleum Corp.	1.4%	0.4%
W.W. Grainger, Inc.	1.3%	0.7%
CenturyTel, Inc.	1.3%	–
Mellon Financial Corp.	1.3%	–
Independence Community Bank Corp.	1.3%	–
Newfield Exploration Co.	1.3%	0.8%
Berkshire Hathaway, Inc. - Class B	1.2%	1.8%
Old Republic International Corp.	1.2%	1.1%

60 Janus Adviser Series July 31, 2005

(unaudited)

position when it announced an earnings disappointment and the stock declined to what we felt was an unjustifiable level. Omnicare subsequently gained ground as its earnings returned to a more normal growth pattern and its acquisition of rival Neighborcare, a company it has been pursuing for more than a year, closed.

Several of the Fund's top-10 performers operate in the energy sector, including Newfield Exploration and Noble Energy. While we are aware of the possibility of near-term commodity price weakness, we maintained our five-year overweighting of this group because we do not believe current stock prices fully reflect the favorable long-term supply/demand equation for the oil industry.

Another positive contributor, Laidlaw operates fleets of Greyhound and school buses. It continues to spin off non-core businesses as it refocuses on its transportation interests. At the same time, management has been paying down debt and restructuring the corporate balance sheet, which has helped free up cash flow.

Finally, multifaceted Jacobs Engineering Group, with a wide range of technical and construction clients worldwide, continues to sign up lucrative new projects. We believe this leader in its industry is well positioned to benefit from gathering momentum in capital spending.

Investment Strategy and Outlook

We are pleased with our strong absolute performance given our somewhat cautious portfolio positioning and our investment strategy of emphasizing stocks offering what we believe to be attractive risk/reward profiles. Our sensitivity to risk has been heightened in recent years as we have seen the damaging impact of excessively negative declines on long-term returns. We continue to see no margin for error in the current market and remain concerned that current stock valuations could be vulnerable to reduced fiscal and monetary stimulus and geopolitical disturbances. Thus, we are even more sensitive to not stretching the investment discipline that has been the key to our long-term success. At the same time, we recognize that this committed approach can sometimes result in short-term underperformance in a momentum-driven market. Our focus remains on the long-term.

We are seeing an increasing blurring in the valuation differentials between growth and value stocks, on one hand, and large and small caps, on the other. As a result, the average capitalization of stocks in the Fund continues to get somewhat larger than it has been in the past. Additionally, we are finding more relative value in fallen and undervalued growth stocks. In the near term, this gradual repositioning has tempered our returns as smaller value stocks have continued their strong, multi-year advance. However, we are confident that we will ultimately be rewarded as our holdings return to more normal valuations. Given these trends, the Fund's flexible charter continues to work in our favor, allowing us to invest in a wide range of capitalizations and industries and to seek values wherever we find them. Through this disciplined and opportunistic approach, we will strive to deliver consistent strong long-term returns relative to our benchmark.

Thank you for your continued support.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Janus Adviser Series July 31, 2005 61

Janus Adviser Mid Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2005

	Calendar Year-to-Date	One Year	Since Inception*
Janus Adviser Mid Cap Value Fund - A Shares NAV	7.48%	21.25%	23.27%
MOP	1.32%	14.54%	20.49%
Janus Adviser Mid Cap Value Fund - C Shares NAV	7.06%	20.84%	22.85%
LOAD	5.99%**	19.60%**
Janus Adviser Mid Cap Value Fund - I Shares	7.29%	21.25%	23.27%
Janus Adviser Mid Cap Value Fund - R Shares	7.22%	21.01%	22.72%
Russell Midcap® Value Index	10.54%	31.15%	27.92%
Lipper Ranking - I Shares based on total returns for Mid-Cap Value Funds	N/A	174/245	137/209

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on December 31, 2002. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on December 31, 2002. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

*The Fund's inception date - December 31, 2002

**Calculated to include contingent deferred sales charge applicable to Class C Shares

62 Janus Adviser Series July 31, 2005

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example – A Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,105.80	$5.22
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01
Expense Example – C Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,101.00	$9.12
Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	$8.75
Expense Example – I Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,103.90	$6.47
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21
Expense Example - R Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,102.40	$7.77
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45

*Expenses are equal to the annualized expense ratio of 1.00% for A Shares, 1.75% for C Shares, 1.24% for I Shares and 1.49% for R Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Adviser Series July 31, 2005 63

Janus Adviser Mid Cap Value Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Common Stock - 82.9%
Advertising Agencies - 0.3%
3,200	Omnicom Group, Inc.	$271,584
Automotive - Truck Parts and Equipment - Original - 1.2%
10,000	Lear Corp.	427,700
6,300	Magna International, Inc. - Class A (U.S. Shares)	485,730
		913,430
Beverages - Wine and Spirits - 0.4%
5,000	Brown-Forman Corp. - Class B	292,250
Brewery - 0.6%
8,100	Molson Coors Brewing Co. - Class B	507,870
Broadcast Services and Programming - 0.5%
45,000	Liberty Media Corp. - Class A*	395,550
Building - Residential and Commercial - 0.8%
6,600	Pulte Homes, Inc.	617,892
Chemicals - Specialty - 1.4%
750	Cytec Industries, Inc.#	34,035
25,000	Lubrizol Corp.	1,100,000
		1,134,035
Coal - 0.7%
9,400	Arch Coal, Inc.#	535,048
Commercial Banks - 0.6%
9,900	Compass Bancshares, Inc.	477,279
Commercial Services - 0.7%
42,000	ServiceMaster Co.	577,080
Cosmetics and Toiletries - 1.6%
12,500	Alberto-Culver Co.	564,000
9,400	Avon Products, Inc.	307,474
9,900	Estee Lauder Companies, Inc. - Class A	387,486
		1,258,960
Diagnostic Equipment - 0.5%
17,100	Cytyc Corp.*	426,816
Distribution/Wholesale - 2.6%
6,000	Genuine Parts Co.	274,740
18,300	Tech Data Corp.*	709,674
17,100	W.W. Grainger, Inc.	1,065,672
		2,050,086
Diversified Operations - 0.6%
11,800	Dover Corp.	486,868
Diversified Operations - Commercial Services - 0.6%
23,000	Cendant Corp.	491,280
E-Commerce/Services - 0.4%
13,000	IAC/InterActiveCorp*	347,100
Electric - Integrated - 1.1%
30,800	DPL, Inc.	850,080
Electronic Components - Miscellaneous - 0.6%
16,600	Flextronics International, Ltd. (U.S. Shares)*	224,764
18,700	Vishay Intertechnology, Inc.*	262,174
		486,938
Electronic Components - Semiconductors - 0.7%
5,320	Advanced Micro Devices, Inc.*	106,826
3,300	Fairchild Semiconductor International, Inc.*	55,638
12,200	QLogic Corp.*	378,810
		541,274

Shares or Principal Amount		Value
Electronic Design Automation - 0.2%
7,000	Synopsys, Inc.*	$129,570
Engineering - Research and Development Services - 0.9%
11,800	Jacobs Engineering Group, Inc.*	694,784
Fiduciary Banks - 2.6%
9,700	Bank of New York Company, Inc.	298,566
33,500	Mellon Financial Corp.	1,020,410
15,200	State Street Corp.	756,048
		2,075,024
Finance - Commercial - 0.5%
9,600	CIT Group, Inc.	423,744
Finance - Credit Card - 0.4%
12,600	MBNA Corp.	317,016
Food - Confectionary - 0.6%
10,000	J.M. Smucker Co.	475,700
Food - Diversified - 0.4%
9,000	H.J. Heinz Co.	331,020
Food - Wholesale/Distribution - 1.0%
21,700	Supervalu, Inc.	768,180
Forestry - 0.9%
18,100	Plum Creek Timber Company, Inc.	685,085
Gas - Distribution - 0.3%
5,800	ONEOK, Inc.	202,710
Hospital Beds and Equipment - 0.5%
7,000	Hillenbrand Industries, Inc.	359,870
Hotels and Motels - 0.2%
4,600	Fairmont Hotels & Resorts, Inc. (U.S. Shares)	148,764
Human Resources - 0.9%
15,600	Manpower, Inc.	745,680
Industrial Gases - 0.3%
4,100	Air Products and Chemicals, Inc.	245,016
Internet Applications Software - 0.2%
15,000	Verity, Inc.*,#	151,050
Internet Infrastructure Equipment - 0.4%
8,000	Avocent Corp.*	278,880
Internet Security - 0.6%
20,000	Check Point Software Technologies, Ltd. (U.S. Shares)*	450,600
Investment Management and Advisory Services - 3.0%
24,800	Alliance Capital Management Holding L.P.#	1,129,144
12,000	Federated Investors, Inc. - Class B	383,280
3,000	Franklin Resources, Inc.	242,460
32,000	Waddell & Reed Financial, Inc. - Class A	621,760
		2,376,644
Life and Health Insurance - 0.7%
12,000	Lincoln National Corp.	579,600
Machinery - Farm - 0.6%
6,600	Deere & Co.	485,298
Medical - Biomedical and Genetic - 0.5%
6,400	Millipore Corp.*	392,128
Medical - Drugs - 0.7%
19,800	Endo Pharmaceuticals Holdings, Inc.*	563,508
Medical - Generic Drugs - 0.7%
40,000	Perrigo Co.#	556,000

See Notes to Schedules of Investments and Financial Statements.

64 Janus Adviser Series July 31, 2005

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Medical - Hospitals - 1.0%
25,000	Health Management Associates, Inc. - Class A	$595,000
4,000	LifePoint Hospitals, Inc.*	187,040
		782,040
Medical - Nursing Homes - 0.9%
19,000	Manor Care, Inc.	721,240
Medical Instruments - 0.8%
4,200	Beckman Coulter, Inc.	228,228
14,100	Boston Scientific Corp.*	408,195
		636,423
Medical Labs and Testing Services - 1.0%
15,400	Laboratory Corporation of America Holdings*	780,318
Medical Products - 1.5%
10,400	Biomet, Inc.	396,552
4,500	Cooper Companies, Inc.	309,150
11,000	Henry Schein, Inc.*	474,870
		1,180,572
Medical Sterilization Products - 0.5%
15,000	Steris Corp.	407,550
Multi-Line Insurance - 1.2%
36,800	Old Republic International Corp.	966,368
Multimedia - 0.9%
16,000	McGraw-Hill Companies, Inc.	736,160
Networking Products - 0.7%
47,500	Foundry Networks, Inc.*,#	562,400
Non-Hazardous Waste Disposal - 1.1%
10,500	Republic Services, Inc.	380,625
16,000	Waste Management, Inc.	449,920
		830,545
Office Automation and Equipment - 0.7%
42,000	Xerox Corp.*	554,820
Oil - Field Services - 0.4%
5,500	BJ Services Co.	335,445
Oil and Gas Drilling - 1.9%
5,200	Nabors Industries, Ltd.*	340,340
9,000	Patterson-UTI Energy, Inc.	295,470
20,400	Precision Drilling Corp. (U.S. Shares)*	858,024
		1,493,834
Oil Companies - Exploration and Production - 8.1%
12,300	Anadarko Petroleum Corp.	1,086,704
4,900	Apache Corp.	335,160
12,000	Cimarex Energy Co.*	503,280
2,500	Devon Energy Corp.	140,225
8,500	Houston Exploration Co.*	491,215
23,500	Newfield Exploration Co.*	998,515
10,575	Noble Energy, Inc.	872,543
16,000	Pioneer Natural Resources Co.	693,280
12,000	St. Mary Land & Exploration Co.#	379,200
10,000	Stone Energy Corp.*,#	532,100
5,000	Unocal Corp.	324,250
		6,356,472
Oil Field Machinery and Equipment - 0.5%
5,400	Cooper Cameron Corp.*	383,292

Shares or Principal Amount		Value
Paper and Related Products - 2.4%
14,900	Rayonier, Inc.	$849,896
47,500	Smurfit-Stone Container Corp.*	576,175
11,600	Temple-Inland, Inc.	461,564
		1,887,635
Pharmacy Services - 1.2%
20,200	Omnicare, Inc.	931,220
Photo Equipment and Supplies - 0.2%
5,000	Eastman Kodak Co.	133,700
Pipelines - 0.6%
11,800	Western Gas Resources, Inc.#	472,472
Property and Casualty Insurance - 0.4%
5,000	Mercury General Corp.#	288,550
Publishing - Newspapers - 0.4%
9,200	Tribune Co.	335,800
Radio - 1.2%
30,000	Cox Radio, Inc. - Class A*	472,500
22,000	Westwood One, Inc.	448,140
		920,640
Reinsurance - 2.3%
350	Berkshire Hathaway, Inc. - Class B*	973,700
2,500	Everest Re Group, Ltd.	243,500
15,000	IPC Holdings, Ltd.#	606,750
		1,823,950
REIT - Apartments - 0.5%
4,500	Archstone-Smith Trust, Inc.	191,250
4,000	Home Properties, Inc.	183,120
		374,370
REIT - Health Care - 0.6%
18,000	Health Care Property Investors, Inc.	501,480
REIT - Office Property - 1.8%
15,000	BioMed Realty Trust, Inc.	381,450
11,300	Prentiss Properties Trust	457,311
25,000	Trizec Properties, Inc.	549,250
		1,388,011
REIT - Regional Malls - 0.4%
4,700	Macerich Co.	330,034
REIT - Shopping Centers - 0.5%
18,000	Equity One, Inc.#	428,400
Retail - Apparel and Shoe - 0.4%
3,100	AnnTaylor Stores Corp.*	79,887
7,600	Talbots, Inc.#	259,692
		339,579
Retail - Auto Parts - 0.3%
4,000	Advance Auto Parts, Inc.*	275,840
Retail - Drug Store - 0.9%
22,000	CVS Corp.	682,660
Retail - Major Department Stores - 0.4%
16,700	Saks, Inc.*	354,374
Retail - Restaurants - 0.2%
2,300	Wendy's International, Inc.	118,910
Rubber - Tires - 1.0%
38,000	Cooper Tire & Rubber Co.#	764,560

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 65

Janus Adviser Mid Cap Value Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Savings/Loan/Thrifts - 3.8%
26,200	Astoria Financial Corp.	$732,028
25,000	Brookline Bancorp, Inc.#	400,250
27,400	Independence Community Bank Corp.	1,014,074
12,700	Provident Financial Services, Inc.	224,282
28,300	Washington Federal, Inc.	658,541
		3,029,175
Semiconductor Components/Integrated Circuits - 0.1%
9,300	Integrated Device Technology, Inc.*,#	107,508
Super-Regional Banks - 1.0%
9,300	PNC Bank Corp.	509,826
4,100	SunTrust Banks, Inc.	298,152
		807,978
Telecommunication Equipment - 0.8%
25,700	Andrew Corp.*	282,443
33,600	Avaya, Inc.*	347,088
		629,531
Telephone - Integrated - 2.4%
10,000	ALLTEL Corp.	665,000
29,700	CenturyTel, Inc.	1,020,789
13,100	IDT Corp.*	169,907
		1,855,696
Television - 0.5%
13,500	Univision Communications, Inc. - Class A*	381,780
Toys - 0.6%
26,000	Mattel, Inc.	484,900
Transportation - Railroad - 1.2%
20,700	Kansas City Southern*,#	466,992
7,200	Union Pacific Corp.	506,232
		973,224
Transportation - Services - 1.1%
32,300	Laidlaw International, Inc.	830,110
Transportation - Truck - 1.2%
27,900	J.B. Hunt Transport Services, Inc.	547,677
20,800	Werner Enterprises, Inc.	394,576
		942,253
Wireless Equipment - 0.3%
31,900	Wireless Facilities, Inc.*,#	205,436
Total Common Stock (cost $58,128,830)		65,424,546
Other Securities - 6.2%
4,871,733	State Street Navigator Securities Lending Prime Portfolio† (cost $4,871,733)	4,871,733
Repurchase Agreement - 17.6%
$13,900,000	Banc of America Securities LLC, 3.3325% dated 7/29/05, maturing 8/1/05 to be repurchased at $13,903,860 collateralized by $14,483,717 in U.S. Government Agencies 4.00% - 6.50%, 2/25/17 - 7/15/35 with a value of $14,178,000 (cost $13,900,000)	13,900,000

Shares or Principal Amount		Value
Short-Term U.S. Treasury Bills - 0.1%
	U.S. Treasury Bill
$10,000	3.06%, 10/6/05**	$9,938
100,000	3.29%, 10/20/05**	99,250
Total Short-Term U.S. Treasury Bills (cost $109,213)		109,188
Total Investments (total cost $77,009,776) – 106.8%		84,305,467
Liabilities, net of Cash, Receivables and Other Assets** – (6.8)%		(5,397,706)
Net Assets – 100%		$78,907,761

Financial Futures - Long

50	Contracts	S&P 400® (E-mini) expires September 2005, principal amount $3,441,048, value $3,613,500 cumulative appreciation	$172,452

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$1,190,590	1.4%
Canada	1,492,518	1.8%
Israel	450,600	0.5%
Singapore	224,764	0.3%
United States††	80,946,995	96.0%
Total	$84,305,467	100.0%

†† Includes Short-Term Securities and Other Securities (73.6% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

66 Janus Adviser Series July 31, 2005

Janus Adviser Small Company Value Fund (unaudited)

Performance Overview

Janus Adviser Small Company Value Fund's I Shares returned 26.45% for the 12-month period ended July 31, 2005. This compares to a 26.72% gain for the Fund's benchmark, the Russell 2000® Value Index.

Fund performance benefited from a substantial overweighting in the healthcare sector and many of our individual holdings in this area outperformed the broader sector. Additionally, the Fund's relative results were aided by a number of individual stock picks within the financial services and consumer discretionary sectors, particularly in the media and leisure industries. On the downside, relative performance was hindered by the Fund's underweight exposure to the utilities sector, which showed uncharacteristic strength during the period. Additionally, several of the Fund's industrial shares failed to keep pace with the broader sector.

Portfolio Composition

Approximately 88.3% of the Fund's total net assets were invested in stocks as of July 31, 2005, while another 11.7% remained in cash. The Fund's top 10 equity holdings accounted for 17.3% of its total net assets as of July 31, 2005.

Top Performers Included Leisure, Media and Healthcare Companies

One of the Fund's strongest contributors was Steiner Leisure, a provider of spa services on cruise ships. The company continued to benefit from the growing popularity of cruise vacations. Additionally, Steiner renewed its contract with Princess Cruise Lines. Princess is closing its own in-house spas, opting instead to have Steiner fill this popular service niche on its ships. Steiner also offers an appealing line of beauty care products sold exclusively at its spas. These products are manufactured in-house, allowing the company to realize excellent profit margins.

Movie Gallery was another standout. The company operates a number of movie and video-game rental outlets in rural and secondary markets. Movie Gallery emerged the victor in a long battle with Blockbuster for control of video chain Hollywood Entertainment. Despite the stock's solid performance, and the long-term potential tied to the Hollywood deal, uncertainty over the near-term integration of the acquisition led us to pare back the position in the stock.

A top performer among healthcare stocks was Kindred Healthcare, which operates long-term care facilities such as nursing homes and long-term acute care hospitals. The company has benefited from strong financial results and an attractive valuation.

Several Industrial Shares Weighed on Performance

Laggards included Multimedia Games, a designer and manufacturer of gambling machines. The stock was pressured after the company lowered its earnings projections. Therefore, we opted to sell the stock and pursue other more compelling opportunities.

Among industrial stocks, we suffered from lackluster performance by Dycom, an engineering firm that designs, builds and maintains coaxial, copper and fiber-optic systems for phone and cable companies. The stock struggled after the company announced that second-quarter revenues and earnings-per-share would be lower than many investors had expected. The

Fund Snapshot

This fund searches for small, out-of-favor companies misunderstood by the broader investment community.

Jakob Holm

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	July 31, 2005	July 31, 2004
Applied Industrial Technologies, Inc.	2.1%	2.3%
Ruddick Corp.	1.9%	1.8%
Zale Corp.	1.9%	1.8%
Steiner Leisure, Ltd.	1.8%	2.0%
Kindred Healthcare, Inc.	1.7%	0.8%
TriCo Bancshares	1.6%	1.5%
FirstFed Financial Corp.	1.6%	1.4%
HNI, Corp.	1.6%	1.4%
United Stationers, Inc.	1.6%	1.5%
Genlyte Group, Inc.	1.5%	1.1%

Janus Adviser Series July 31, 2005 67

Janus Adviser Small Company
Value Fund (unaudited)

company's near-term results have been hampered by the up-front costs associated with supporting Verizon's plans to bring fiber cables all the way to individual households (a practice known, in the industry, as Fiber to the Premise (FTTP)). However, I believe that the stock is attractively valued and ultimately could benefit from a broader rollout of fiber-optic cable. As a result, I increased our stake in the company.

Spherion, a temporary staffing company, also struggled. While the company's revenue growth has been solid, pressure on its gross margins curtailed its profitability and earnings outlook. Spherion specializes in staffing for the information technology and light industrial sectors, both of which have experienced slower growth of late. On the positive side, I believe that demand for temporary staffing in these areas could increase going forward, benefiting Spherion's business.

Investment Strategy and Outlook

The U.S. economy continues to face several crosscurrents. On one hand, real gross domestic product (GDP) continues to expand at a reasonable pace, and inflation is slowly making a comeback, after being dormant for several years. While the Federal Reserve Bank has clearly signaled its determination to keep inflation in check, its campaign of interest rate hikes has so far not delivered the expected results. Despite the increases in short-term interest rates, long-term rates have not changed much, leading to a flattening of the yield curve. The implication is that borrowing costs remain low both for consumer loans and mortgages. This suggests that the Fed's efforts have done little to temper the near-term outlook for economic growth.

At the same time, oil prices remain a significant wild card in the near-term performance of both the stock market and the economy. High crude oil prices have so far done little to impair the economic expansion, but any further increases could crimp growth. At the same time, job growth remains relatively tepid, and will need to pick up if the strength in consumer spending is to be sustained.

Against this backdrop, I have tried to keep our sector exposure relatively neutral compared to the benchmark, while I have focused on finding companies with below-average risk characteristics trading at compelling valuations.

Above all, I'm excited to be in sole charge of managing your Fund, a role I adopted earlier this year. Given my prior management of the Fund, I expect no significant changes in the investment approach of the Fund, as the philosophy and processes behind it remain unaltered.

I should mention that I feel the small-cap value stocks I target have become expensive relative to large-cap stocks, which have not performed as well in recent years. This has made it a bit more challenging to identify the kinds of investments that meet my stringent criteria. Nonetheless, the market goes through cycles, and these types of trends are to be expected. As always, I remain committed to identifying undervalued, fundamentally strong smaller companies with the potential to outperform over time. Furthermore, I recognize that I may have to dig deeper than ever to find these compelling companies in the current environment.

Thank you for your continued support.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

68 Janus Adviser Series July 31, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2005

	Calendar Year-to-Date	One Year	Since Inception*
Janus Adviser Small Company Value Fund - A Shares NAV	9.87%	26.34%	14.22%
MOP	3.52%	19.31%	12.21%
Janus Adviser Small Company Value Fund - C Shares NAV	9.28%	25.78%	14.13%
LOAD	8.19%**	24.49%**
Janus Adviser Small Company Value Fund - I Shares	9.65%	26.45%	14.53%
Janus Adviser Small Company Value Fund - R Shares	9.51%	26.07%	13.80%
Russell 2000® Value Index	6.64%	26.72%	13.76%
Lipper Ranking - I Shares based on total returns for Small-Cap Core Funds	N/A	198/594	70/463

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Returns shown for Janus Adviser Small Company Value Fund - I Shares and - C Shares for periods prior to April 17, 2003 and April 22, 2003, respectively, are derived from the historical performance of Berger Small Cap Value Fund II - Investor Shares.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on April 17, 2003. Prior to April 17, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II - Investor Shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on April 17, 2003. Prior to April 17, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II - Investor Shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Effective March 1, 2005, Jakob Holm assumes responsibility as the sole portfolio manager of the Fund.

Effective July 1, 2005, the subadvisory contract which named Bay Isle Financial LLC subadviser for Janus Adviser Small Company Value Fund expired by its terms. Janus Capital will continue as the adviser and the current portfolio manager will now manage the Fund as a Janus employee.

*The Fund's inception date - March 28, 2002

**Calculated to include contingent deferred sales charge applicable to Class C Shares

Janus Adviser Series July 31, 2005 69

Janus Adviser Small Company
Value Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,136.20	$7.94
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50
Expense Example - C Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,132.10	$11.89
Hypothetical (5% return before expenses)	$1,000.00	$1,013.64	$11.23
Expense Example - I Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,135.60	$9.27
Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	$8.75
Expense Example - R Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,135.00	$18.58
Hypothetical (5% return before expenses)	$1,000.00	$1,007.39	$17.47

*Expenses are equal to the annualized expense ratio of 1.50% for A Shares, 2.25% for C Shares, 1.75% for I Shares and 3.51% for R Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance the investment process will consistently lead to successful investing.

Funds that emphasize investments in smaller companies may experience greater price volatility. This Fund is designed for long-term investors who can accept the special risks associated with value investing.

This Fund invests in REITs which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Due to recent market volatility, the Fund may have an increased position in cash for temporary defensive purposes.

70 Janus Adviser Series July 31, 2005

Janus Adviser Small Company Value Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Common Stock - 88.3%
Building - Mobile Home and Manufactured Homes - 1.8%
23,210	Fleetwood Enterprises, Inc.*	$263,434
5,285	Thor Industries, Inc.	189,203
		452,637
Building and Construction - Miscellaneous - 1.3%
14,262	Dycom Industries, Inc.*	347,993
Building Products - Lighting Fixtures - 1.5%
7,548	Genlyte Group, Inc.*	387,816
Capacitators - 0.4%
12,151	KEMET Corp.*	101,825
Chemicals - Diversified - 0.8%
3,540	FMC Corp.*	214,099
Chemicals - Specialty - 0.8%
6,013	Cabot Corp.	207,990
Collectibles - 1.5%
9,270	RC2 Corp.*	378,309
Commercial Banks - 15.7%
7,954	1st Source Corp.	200,441
4,081	BancFirst Corp.	348,068
11,190	Bank of Granite Corp.	234,431
8,488	Camden National Corp.	325,175
12,428	Community Bank System, Inc.	298,893
1,748	First Citizens BancShares, Inc. - Class A	293,664
10,705	First Commonwealth Financial Corp.	149,335
8,539	First Financial Corp.	264,709
6,365	First of Long Island Corp.	280,060
6,715	Omega Financial Corp.	214,880
9,026	Peoples Bancorp, Inc.	261,303
8,446	Simmons First National Corp. - Class A	229,985
17,294	TriCo Bancshares	419,897
3,283	UMB Financial Corp.	210,933
10,126	Washington Trust Bancorp, Inc.	290,312
		4,022,086
Commercial Services - 1.8%
13,327	Steiner Leisure, Ltd.*	460,581
Computer Services - 1.0%
3,805	CACI International, Inc.*	250,331
Consulting Services - 1.3%
14,225	FTI Consulting, Inc.*	342,823
Distribution/Wholesale - 1.6%
7,670	United Stationers, Inc.*	397,690
Electric - Integrated - 0.7%
5,770	Otter Tail Corp.	166,753
Electronic Components - Miscellaneous - 0.5%
9,638	Plexus Corp.*	139,076
Electronic Components - Semiconductors - 0.7%
12,082	Zoran Corp.*	173,981
Entertainment Software - 1.0%
10,260	Take-Two Interactive Software, Inc.*	252,499
Environmental Consulting and Engineering - 0.5%
10,180	TRC Companies, Inc.*	121,244
Food - Canned - 0.9%
19,740	Del Monte Foods Co.*	221,878

Shares or Principal Amount		Value
Food - Diversified - 1.4%
5,915	J & J Snack Foods Corp.	$348,039
Food - Retail - 3.0%
18,081	Ruddick Corp.	498,312
6,869	Weis Markets, Inc.	280,255
		778,567
Footwear and Related Apparel - 0.7%
6,750	Deckers Outdoor Corp.*	189,000
Gas - Distribution - 1.0%
4,187	Atmos Energy Corp.	122,093
5,508	Piedmont Natural Gas Company, Inc.	136,158
		258,251
Human Resources - 1.2%
39,523	Spherion Corp.*	312,232
Internet Applications Software - 3.0%
23,434	Interwoven, Inc.*	185,597
42,081	Stellent, Inc.*	355,585
14,040	Vignette Corp.*	221,411
		762,593
Machinery - General Industrial - 3.3%
15,331	Applied Industrial Technologies, Inc.	547,776
12,321	Stewart & Stevenson Services, Inc.	285,231
		833,007
Medical - HMO - 1.3%
9,322	AMERIGROUP Corp.*	323,007
Medical - Nursing Homes - 1.7%
11,715	Kindred Healthcare, Inc.*	430,409
Medical Instruments - 1.1%
8,465	Datascope Corp.	285,271
Medical Labs and Testing Services - 1.4%
7,135	Covance, Inc.*	353,539
Medical Products - 1.0%
3,631	Cooper Companies, Inc.	249,450
Multi-Line Insurance - 1.2%
8,875	American Financial Group, Inc.	300,330
Non-Ferrous Metals - 0.9%
6,927	RTI International Metals, Inc.*	238,427
Office Furnishings - Original - 1.6%
6,991	HNI, Corp.	406,527
Oil - Field Services - 1.4%
9,082	Tetra Technologies, Inc.*	362,099
Oil and Gas Drilling - 1.3%
4,723	Atwood Oceanics, Inc.*	321,967
Oil Companies - Exploration and Production - 3.7%
5,470	Forest Oil Corp.*	244,837
3,200	Houston Exploration Co.*	184,928
6,750	Plains Exploration & Production Co.*	260,213
8,350	St. Mary Land & Exploration Co.	263,859
		953,837
Oil Field Machinery and Equipment - 0.7%
5,449	Maverick Tube Corp.*	180,743

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 71

Janus Adviser Small Company Value Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Paper and Related Products - 1.1%
3,425	Bowater, Inc.	$115,799
6,650	Louisiana-Pacific Corp.	178,353
		294,152
Printing - Commercial - 1.3%
25,011	Bowne & Company, Inc.	342,901
REIT - Health Care - 0.7%
7,475	Nationwide Health Properties, Inc.	187,473
REIT - Office Property - 2.7%
2,393	Alexandria Real Estate Equities, Inc.	192,517
4,090	Kilroy Realty Corp.	213,089
4,047	SL Green Realty Corp.	282,076
		687,682
REIT - Outlet Centers - 0.7%
9,785	Trustreet Properties, Inc.	171,629
REIT - Regional Malls - 1.2%
8,705	Taubman Centers, Inc.	309,376
REIT - Shopping Centers - 1.7%
10,555	Acadia Realty Trust	200,545
3,530	Pan Pacific Retail Properties, Inc.	245,370
		445,915
REIT - Warehouse and Industrial - 1.1%
10,345	First Potomac Realty Trust	272,591
Research and Development - 0.7%
2,940	Pharmaceutical Product Development, Inc.*	168,256
Retail - Bookstore - 1.0%
6,475	Barnes & Noble, Inc.*	265,605
Retail - Computer Equipment - 0.7%
5,217	GameStop Corp. - Class B*	166,944
Retail - Jewelry - 1.9%
13,970	Zale Corp.*	474,980
Retail - Restaurants - 0.9%
6,070	CBRL Group, Inc.	237,762
Retail - Video Rental - 0.7%
7,015	Movie Gallery, Inc.	175,936
Savings/Loan/Thrifts - 4.5%
8,700	First Defiance Financial Corp.	258,042
6,600	FirstFed Financial Corp.*	412,367
7,778	Parkvale Financial Corp.	232,562
8,700	Provident Financial Holdings, Inc.	260,565
		1,163,536
Telecommunication Equipment - Fiber Optics - 0.4%
49,476	Optical Communication Products, Inc.*	94,499
Water - 1.4%
11,920	American States Water Co.	370,712
Wire and Cable Products - 0.9%
10,520	Belden CDT, Inc.	233,544
Total Common Stock (cost $16,655,223)		22,590,399

Shares or Principal Amount		Value
Repurchase Agreements - 11.7%
$1,000,000	Banc of America Securities LLC, 3.3325% dated 7/29/05, maturing 8/1/05 to be repurchased at $1,000,278 collateralized by $1,041,994 in U.S. Government Agencies 4.00% - 6.50%, 2/25/17 - 7/15/35 with a value of $1,020,000	$1,000,000
2,000,000	Nomura Securities International, Inc., 3.33% dated 7/29/05, maturing 8/1/05 to be repurchased at $2,000,555 collateralized by $9,875,318 in U.S. Government Agencies 0% - 12.60%, 10/15/15 - 7/15/35; with a value of $2,040,000	2,000,000
Total Repurchase Agreements (cost $3,000,000)		3,000,000
Total Investments (total cost $19,655,223) – 100.0%		25,590,399
Cash, Receivables and Other Assets, net of Liabilities – 0.0%		2,408
Net Assets – 100%		$25,592,807

Summary of Investments by Country

Country	Value	% of Investment Securities
Bahamas	$460,581	1.8%
United States††	25,129,818	98.2%
Total	$25,590,399	100.0%

†† Includes Short-Term Securities (86.5% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

72 Janus Adviser Series July 31, 2005

Janus Adviser Worldwide Fund (unaudited)

Performance Overview

For the 12 months ended July 31, 2005, Janus Adviser Worldwide Fund's I Shares returned 10.41%. While the Fund's benchmark, the Morgan Stanley Capital International World IndexSM, returned 17.74%.

The Fund's underperformance relative to its benchmark reflected a significant above-market weighting in consumer stocks, which failed to keep up with the broader market during the period. Additionally, several of the Fund's financial services holdings struggled against a backdrop of rising short-term interest rates and a flattening yield curve. On a positive note, performance benefited from strong stock selection in the healthcare sector, where the Fund nonetheless remains slightly underweight relative to the benchmark.

Portfolio Composition

As of July 31, 2005, the majority of the Fund's total net assets were invested in foreign companies, representing 66.2% of total net assets, while 35.1% of the Fund's total net assets were invested in domestic companies. Only 7.1% of the Fund's overseas allocation was invested in emerging markets. The Fund's top 10 equity holdings as of July 31, 2005, accounted for 45.7% of total net assets.

Select Media and Financial and Stocks Held Back Performance

Media powerhouse British Sky Broadcasting (BSkyB) struggled through much of the period. Late in 2004, investors expressed unease over the company's plans to increase capital expenditures. While these gains threatened near-term company profitability, they could ultimately increase market penetration and boost profit margins. More recently, the company faced concerns that it might lose exclusive rights to broadcast United Kingdom's Premier League Football. After a series of meetings with company management, competitors and other contacts in the U.K. media market, I decided that these fears were overblown. I believe BSkyB remains arguably one of the most dominant, profitable and attractively-valued broadcasting franchises in the world. As such, it remains well-positioned to benefit from increased penetration by pay-television services within the U.K. media market.

Detractors among individual financial shares included banking giant JP Morgan Chase, which lost ground on concerns over the impact of rising short-term interest rates on lending margins. Also weighing on the stock was speculation that management's augmented investment in operational infrastructure and information technology might squeeze short-term earnings growth. Additionally, recent legal settlements cast a pall over the stock. Despite these pressures, I remain steadfastly positive on JP Morgan's long-term prospects and increased the Fund's stake in the company.

Meanwhile, insurance brokerage firm Willis Group Holdings was hindered by a weakening price environment and lackluster earnings growth. Additionally, fallout continues from the New York Attorney General's investigations into price-fixing within the insurance industry. I expect the short-term pressures on the stock to dissipate over time, and believe that investors will once again focus on the company's strong earnings potential. In particular, the company has been rapidly expanding its sales network, which should spur accelerating revenue growth and market share gains in coming years.

Fund Snapshot

Offering true geographic diversification in a single fund, this fund seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component.

Jason Yee

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	July 31, 2005	July 31, 2004
British Sky Broadcasting Group PLC	6.9%	1.8%
IAC/InterActiveCorp	6.6%	0.4%
Willis Group Holdings, Ltd.	5.8%	–
JP Morgan Chase & Co.	4.6%	2.7%
McKesson Corp.	4.1%	–
Walt Disney Co.	4.0%	2.5%
Koninklijke (Royal) Philips Electronics N.V.	3.8%	1.5%
Diageo PLC	3.4%	2.0%
Smiths Group PLC	3.3%	1.7%
Millea Holdings, Inc.	3.2%	1.5%

Janus Adviser Series July 31, 2005 73

Janus Adviser Worldwide Fund (unaudited)

Healthcare-Related Holdings Contributed to Results

Among the Fund's top contributors during the period were two healthcare companies. Drug distributor McKesson continued to report healthy earnings news, which reflected favorable pricing trends and healthy operating margins. While the company's ongoing migration to a fee-for-service business model remains controversial, I am reasonably optimistic that this transition will eventually pay off.

Meanwhile, managed care company UnitedHealth Group continues to exhibit strong fundamentals. A combination of favorable pricing trends and stable medical costs should continue to drive future profitability for the company. At the same time, its valuation still appears attractive.

Another standout was IAC/InterActiveCorp, a diverse collection of entertainment and e-commerce brands assembled by media veteran Barry Diller. Investors are becoming increasingly excited about the prospective spin-off of InterActiveCorp's travel-related businesses – a move that could unlock substantial shareholder value. Markets are also becoming more comfortable with the company's relatively complex corporate structure, which could help narrow the gap between IAC's stock price and what I believe to be its intrinsic value.

Investment Strategy and Outlook

The philosopher Saint Augustine once wrote that "patience is the companion of wisdom." Patience seems to be a lost virtue in the current market environment, as the market myopically focuses on short-term factors such as quarterly earnings reports, economic statistics and Federal Reserve policy changes. It remains to be seen if wisdom also becomes a lost virtue, if it has not already.

The Fund's investment philosophy is simply to purchase good businesses at attractive valuations. Embraced within this framework are long investment time horizons, a contrarian nature and a distinct emphasis on underlying intrinsic business value. As a global investor with a wide range of investment opportunities to choose from, I continue to rely on patience, selectivity and, of course, a sprinkling of wisdom. My goal is to invest in only the most attractive risk/reward opportunities, and I will wait patiently until I identify them. One of my favorite quotes from Warren Buffett says it best: "Lethargy bordering on sloth remains the cornerstone of our investment style."

One aspect of this investment approach is that truly great investment opportunities are always quite rare, and in the past year have proven to be especially scarce. Valuations across a broad spectrum of geographies, industries, and even asset classes seem to be, at best, fairly priced. To put this in a longer-term context, many of the significant excesses and valuation differentials between "old" and "new" economy shares, small- and large-capitalization stocks, and "value" and "growth" companies (however misguided these last two categorizations) appear to have diminished since the U.S. market peaked over five years ago.

The good news is that I believe valuation premiums for high-quality business franchises remain quite low, allowing the opportunity to "upgrade" the Fund for long-term value creation. The current market's more attractive investments tend to be excellent businesses at reasonable valuations, rather than good businesses at cheap valuations. Simply put, I am finding better-than-average quality for lower-than-average prices. I believe the quality of companies in the Fund is outstanding, though at this point few of our stocks can be characterized as huge "bargains" or grossly undervalued. At the same time, I am optimistic that market declines have helped create some attractive valuation opportunities.

An old Dutch proverb reminds us even more succinctly than Saint Augustine that "a handful of patience is worth more than a bushel of brains." I certainly hope to exercise both patience and brains in managing the Fund toward successful investment results.

Thank you for your continued support.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Top Countries – (% of Net Assets)

74 Janus Adviser Series July 31, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2005

	Calendar Year-to-Date		One Year	Five Year	Ten Year	Since Inception*
Janus Adviser Worldwide Fund - A Shares NAV	(0.15)%		10.45%	(8.47)%	8.52%	10.13%
MOP	(5.89)%		4.34%	(9.51)%	8.08%	9.90%
Janus Adviser Worldwide Fund - C Shares NAV	(0.57)%		9.84%	(9.14)%	7.91%	9.54%
LOAD	(1.57	)%**	8.78%**
Janus Adviser Worldwide Fund - I Shares	(0.25)%		10.41%	(8.47)%	8.52%	10.13%
Janus Adviser Worldwide Fund - R Shares	(0.40)%		10.36%	(8.70)%	8.35%	10.04%
Morgan Stanley Capital International World IndexSM	2.77%		17.74%	(0.84)%	6.92%	7.51%
Lipper Ranking - I Shares based on total returns for Global Funds	N/A		309/322	180/193	N/A	N/A

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

*The predecessor fund's inception date - September 13, 1993

**Calculated to include contingent deferred sales charge applicable to Class C Shares

Janus Adviser Series July 31, 2005 75

Janus Adviser Worldwide Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,017.80	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56
Expense Example - C Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,013.90	$8.24
Hypothetical (5% return before expenses)	$1,000.00	$1,016.61	$8.25
Expense Example - I Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,016.70	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76
Expense Example - R Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,015.60	$6.90
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.90

*Expenses are equal to the annualized expense ratio of 0.91% for A Shares, 1.65% for C Shares, 1.15% for I Shares and 1.38% for R Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

The date of the since-inception Lipper ranking is slightly different from when the fund began operations since Lipper provides fund rankings as of the last day of the month.

See "Explanations of Charts, Tables and Financial Statements."

For Class I and Class R Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

76 Janus Adviser Series July 31, 2005

Janus Adviser Worldwide Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Common Stock - 101.3%
Advertising Agencies - 1.3%
472,955	Interpublic Group of Companies, Inc.*,#	$5,911,938
Advertising Services - 2.2%
956,413	WPP Group PLC	10,115,029
Apparel Manufacturers - 1.7%
610,832	Burberry Group PLC	4,530,685
15,570	Hermes International	3,224,177
		7,754,862
Audio and Video Products - 1.0%
143,700	Sony Corp.	4,690,897
Automotive - Cars and Light Trucks - 1.2%
535,986	Nissan Motor Company, Ltd.	5,562,682
Automotive - Truck Parts and Equipment - Original - 0.5%
50,900	Autoliv, Inc. (SDR)	2,261,323
Beverages - Wine and Spirits - 3.4%
1,154,942	Diageo PLC	15,919,523
Brewery - 0.5%
76,039	Heineken N.V.#	2,417,326
Broadcast Services and Programming - 0.8%
56,976	Grupo Televisa S.A. (ADR)	3,758,707
Cable Television - 0.9%
143,670	EchoStar Communications Corp. - Class A*,#	4,126,202
Cellular Telecommunications - 2.2%
4,006,476	Vodafone Group PLC	10,296,226
Chemicals - Specialty - 1.6%
8,278	Givaudan S.A.#	4,963,234
23,547	Syngenta A.G.*	2,454,066
		7,417,300
Commercial Banks - 2.6%
695,000	DBS Group Holdings, Ltd.	6,717,077
65,032	UBS A.G.#	5,336,614
		12,053,691
Distribution/Wholesale - 1.2%
770,000	Esprit Holdings, Ltd.	5,718,168
Diversified Minerals - 2.0%
279,845	Companhia Vale do Rio Doce (ADR)	9,111,753
Diversified Operations - 8.8%
132,506	Louis Vuitton Moet Hennessy S.A.#	10,985,469
896,375	Smiths Group PLC	15,064,925
481,775	Tyco International, Ltd. (U.S. Shares)	14,679,684
		40,730,078
Diversified Operations - Commercial Services - 2.3%
3,959,332	Rentokil Initial PLC	10,812,278
E-Commerce/Products - 2.4%
246,510	Amazon.com, Inc.*,#	11,134,857
E-Commerce/Services - 6.6%
1,142,660	IAC/InterActiveCorp*,#	30,509,022
Electronic Components - Miscellaneous - 4.7%
653,423	Koninklijke (Royal) Philips Electronics N.V.	17,690,002
154,020	Koninklijke (Royal) Philips Electronics N.V. (U.S. Shares)#	4,177,022
		21,867,024

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - 6.4%
186,135	Citigroup, Inc.#	$8,096,873
607,233	JP Morgan Chase & Co.	21,338,167
		29,435,040
Finance - Mortgage Loan Banker - 1.3%
293,219	Housing Development Finance Corporation, Ltd.	6,207,380
Food - Diversified - 0.6%
9,291	Nestle S.A.#	2,547,475
Health Care Cost Containment - 4.1%
425,930	McKesson Corp.	19,166,850
Insurance Brokers - 5.8%
802,570	Willis Group Holdings, Ltd.	26,613,221
Investment Companies - 0.2%
38,896	RHJ International*	941,706
Medical - Drugs - 0.8%
27,536	Roche Holding A.G.#	3,740,350
Medical - HMO - 3.1%
269,210	UnitedHealth Group, Inc.	14,079,683
Medical - Hospitals - 0.9%
181,810	Health Management Associates, Inc. - Class A#	4,327,078
Money Center Banks - 0.9%
341,279	ICICI Bank, Ltd.	4,188,804
Multimedia - 6.9%
246,038	News Corporation, Inc. - Class B#	4,266,299
293,619	Vivendi Universal S.A.	9,314,747
721,020	Walt Disney Co.	18,486,953
		32,067,999
Oil Companies - Integrated - 1.9%
34,893	Total S.A. - Class B#	8,722,931
Petrochemicals - 2.0%
581,034	Reliance Industries, Ltd.	9,386,366
Property and Casualty Insurance - 3.2%
1,127	Millea Holdings, Inc.	14,729,886
Publishing - Books - 3.0%
1,476,097	Reed Elsevier PLC	13,617,739
Reinsurance - 2.2%
3,651	Berkshire Hathaway, Inc. - Class B*	10,157,082
Soap and Cleaning Preparations - 1.4%
209,936	Reckitt Benckiser PLC	6,295,224
Television - 6.9%
3,377,265	British Sky Broadcasting Group PLC	31,657,857
Toys - 1.8%
433,615	Mattel, Inc.	8,086,920
Total Common Stock (cost $410,600,147)		468,138,477
Other Securities - 9.3%
42,067,154	State Street Navigator Securities Lending Prime Portfolio†	42,067,154
1,062,527	Foreign Bonds†	1,062,527
Total Other Securities (cost $43,129,681)		43,129,681
Total Investments (total cost $453,729,828) – 110.6%		511,268,158
Liabilities, net of Cash, Receivables and Other Assets – (10.6)%		(48,914,246)
Net Assets – 100%		$462,353,912

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 77

Janus Adviser Worldwide Fund

As of July 31, 2005

Summary of Investments by Country

Country	Value	% of Investment Securities
Belgium	$941,706	0.2%
Bermuda	47,011,073	9.2%
Brazil	9,111,753	1.8%
France	32,247,324	6.3%
India	19,782,550	3.9%
Japan	24,983,465	4.9%
Mexico	3,758,707	0.7%
Netherlands	24,284,350	4.8%
Singapore	6,717,077	1.3%
Switzerland	19,041,739	3.7%
United Kingdom	118,309,486	23.1%
United States††	205,078,928	40.1%
Total	$511,268,158	100.0%

††Includes Other Securities (31.7% excluding Other Securities)

See Notes to Schedules of Investments and Financial Statements.

78 Janus Adviser Series July 31, 2005

Janus Adviser International Growth Fund
(unaudited)

Performance Overview

For the 12 months ended July 31, 2005, Janus Adviser International Growth Fund's I Shares gained 32.35%. This compares to an 21.06% return posted by the Morgan Stanley Capital International EAFE® Index, the Fund's benchmark, and an 19.62% gain by the Morgan Stanley Capital International EAFE Growth Index, the Fund's secondary benchmark.

The Fund's outperformance of its benchmark reflects solid gains by its individual holdings within the information technology and energy sectors – two areas where it carried an above-market weighting relative to its benchmark. While the energy sector remained one of the stellar areas of the overall market, the technology sector as a whole struggled. Nonetheless, the Fund's individual tech holdings, particularly its semiconductor investments, showed strength.

From a geographic perspective, the Fund benefited from its outsized stake in Asian investments, particularly in India, a country to which the Fund's primary benchmark has no exposure.

Offsetting these gains was weakness in a number of the Fund's individual financial stocks. The Fund also suffered from its below-market weighting in the utilities sector, which emerged as one of the strongest-performing areas of the market over the past year.

Portfolio Composition

As of July 31, 2005, the majority of the Fund's total net assets were invested in foreign companies, representing 99.4% of total net assets. The emerging markets allocation was 46.6% of total net assets. Meanwhile, its cash position was 0.6% of total net assets. The Fund's top 10 equity holdings as of July 31, 2005, accounted for 33.8% of total net assets.

Strong Performers Included Semiconductor and Energy Companies

Among the Fund's biggest contributors was South Korean semiconductor manufacturer Samsung Electronics, which gained support from rising sales volumes in its memory-chip division and strong end-use demand for products that utilize NAND-flash memory, including Apple's iPod. Samsung also benefited from a turnaround in profit margins for its wireless handset unit, as well as stabilization of its flat-panel display business. Tremendous in-depth research by Assistant Portfolio Manager Garth Yettick has given us confidence to own a large position in Samsung.

Another strong contributor was longtime holding Suncor Energy of Canada, which benefited from surging oil prices. With large, untapped oil sands reserves, the company faces virtually no exploration risk. At the same time, it appears well-positioned to grow its oil production significantly faster than its peers over the next five to 10 years. Furthermore, the company's growth prospects appear on track, given management's demonstrated ability to execute on large expansion projects.

Meanwhile, India's enduring economic expansion aided Reliance Industries, a diversified corporation with interests ranging from oil refining and petrochemicals to power generation and telecommunications. Overall, Reliance accounts for approximately 17% of the total profits of the Indian private sector. Yet a rift between two brothers in the controlling family weighed on the stock through the second half of 2004. Fortunately, the brothers have reached a settlement, and investors are refocused on the

Fund Snapshot

This growth fund invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.

Brent Lynn

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	July 31, 2005	July 31, 2004
Reliance Industries, Ltd.	5.7%	6.3%
Samsung Electronics Company, Ltd.	4.9%	3.6%
Companhia Vale do Rio Doce (ADR)	4.3%	4.0%
Caemi Mineracao e Metalurgica S.A.	3.4%	–
ASML Holding N.V.	3.2%	–
Kookmin Bank	3.0%	1.3%
Sony Corp.	2.5%	–
Louis Vuitton Moet Hennessy S.A.	2.5%	–
LG Petrochemical Company, Ltd.	2.2%	1.0%
ARM Holdings PLC	2.1%	0.8%

Janus Adviser Series July 31, 2005 79

Janus Adviser International Growth Fund
(unaudited)

company's strong core business and exciting growth opportunities. Detailed checks by analyst Laurent Saltiel gave us the confidence to hold onto this position and focus on the strong fundamentals.

Several Insurance, Electronics and Media Companies Weighed on Performance

Not all of our holdings met our expectations during the period. Shares of UK-based insurance broker Willis Group Holdings underperformed in the face of a difficult insurance market and uncertainty surrounding the New York Attorney General's investigation into alleged price fixing within the insurance market. Nonetheless, intensive research and extensive meetings with company management by analyst Dan Kozlowski left us upbeat on Willis' potential market share gains going forward. As a result, I held onto the stock.

The sharpest detractor over the period was Japanese electronics company Sony, which reported back-to-back quarterly losses during the first half of 2005. The company also cut its full-year profit forecast to reflect pricing and competitive pressures, as well as the higher-than-expected costs associated with its restructuring. Despite these difficulties, we are encouraged by recent changes including the appointment of a foreign chairman. Additionally, we remain optimistic about prospects for the company's new video gaming platforms. Indeed, Sony's video game unit, which makes the Playstation platforms, reported a 64% jump in second-quarter revenues. Given these dynamics and analyst Garth Yettick's research on the company, I initiated a stake in Sony as the stock declined.

Meanwhile, U.K. satellite-television provider British Sky Broadcasting (BSkyB) Group reported weak first-quarter performance, following a solid run during the second half of 2004. Based on analyst Jean Barnard's discussions with various competitors, media buyers, government officials and other players in the U.K. media industry, we remain constructive on BSkyB's core franchise and long-term growth opportunities. As a result, I maintained a stake in the stock.

Finally, German drug and chemical company Altana saw its stock price decline after it delayed the phase-III clinical trials for its promising asthma and emphysema treatments. I sold the stock as a result.

Investment Strategy and Outlook

Looking ahead, I am reasonably upbeat about the long-term environment for international equities. Skyrocketing energy prices are a significant concern, but so far business fundamentals remain reasonably solid. I believe valuations are attractive for most of the companies in the Fund.

I continue to run a relatively concentrated portfolio, which has typically held around 70-80 individual names. I have constructed the Fund on a stock-by-stock basis and continue to focus on sustainable, well-managed international franchises with outstanding competitive positions, the potential to grow faster than industry peers, and attractive valuations.

Above all, we remain committed to in-depth research as we seek out the best investments in the overseas markets. I believe that the best way to generate superior long-term results for our fundholders is to make high conviction, long-term investments based on strong fundamental research.

Thank you for your investment in Janus Adviser International Growth Fund.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Top Countries – (% of Net Assets)

80 Janus Adviser Series July 31, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2005

	Calendar Year-to-Date	One Year	Five Year	Ten Year	Since Inception*
Janus Adviser International Growth Fund - A Shares
NAV	8.37%	32.29%	(2.66)%	11.97%	11.49%
MOP	2.15%	24.97%	(3.77)%	11.70%	11.28%
Janus Adviser International Growth Fund - C Shares
NAV	7.87%	31.64%	(3.14)%	11.82%	11.49%
LOAD	6.80%**	30.32%**
Janus Adviser International Growth Fund - I Shares	8.20%	32.35%	(2.66)%	11.97%	11.49%
Janus Adviser International Growth Fund - R Shares	8.03%	32.07%	(2.90)%	11.97%	11.49%
Morgan Stanley Capital International EAFE® Index	1.86%	21.06%	0.92%	4.91%	5.14%
Morgan Stanley Capital International EAFE Growth Index	1.27%	19.62%	(2.98)%	2.32%	2.82	%***
Lipper Ranking - I Shares based on total returns for International Funds	N/A	7/855	359/522	N/A	N/A

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

*The predecessor fund's inception date - May 2, 1994

**Calculated to include contingent deferred sales charge applicable to Class C Shares

*** The Morgan Stanley Capital International EAFE® Growth Index's since inception returns calculated from April 30, 1994.

Janus Adviser Series July 31, 2005 81

Janus Adviser International Growth Fund
(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,090.50	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96
Expense Example - C Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,086.50	$9.00
Hypothetical (5% return before expenses)	$1,000.00	$1,016.17	$8.70
Expense Example - I Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,089.10	$6.42
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.21
Expense Example - R Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,088.20	$7.66
Hypothetical (5% return before expenses)	$1,000.00	$1,017.46	$7.40

*Expenses are equal to the annualized expense ratio of 0.99% for A Shares, 1.74% for C Shares, 1.24% for I Shares and 1.48% for R Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Fund may have significant exposure to emerging markets which may lead to greater price volatility.

This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

For Class I Shares and Class R Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

82 Janus Adviser Series July 31, 2005

Janus Adviser International Growth Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Common Stock - 99.4%
Airlines - 0.1%
6,216	Jet Airways (India), Ltd.*	$182,866
Apparel Manufacturers - 3.3%
540,471	Burberry Group PLC	4,008,801
28,785	Hermes International	5,960,690
		9,969,491
Audio and Video Products - 2.5%
228,000	Sony Corp.	7,442,759
Automotive - Cars and Light Trucks - 1.7%
235,005	Maruti Udyog, Ltd.	2,602,989
219,173	Tata Motors, Ltd.	2,417,803
		5,020,792
Broadcast Services and Programming - 1.1%
51,584	Grupo Televisa S.A. (ADR)	3,402,996
Building - Residential and Commercial - 0.3%
2,441,300	Land and Houses Public Company, Ltd.	421,426
3,157,100	Land and Houses Public Company, Ltd. (NVDR)	544,991
		966,417
Commercial Banks - 8.1%
176,887	Anglo Irish Bank Corporation PLC	2,380,827
525,700	Bangkok Bank Public Company, Ltd.	1,254,442
52,845	Julius Baer Holding, Ltd.#	3,349,479
169,980	Kookmin Bank*	8,979,496
408	Mitsubishi Tokyo Financial Group, Inc.	3,422,607
1,076	Mizuho Financial Group, Inc.	4,821,285
		24,208,136
Computer Services - 0.7%
100,900	Park24 Company, Ltd.	2,077,555
Computers - Peripheral Equipment - 1.0%
77,738	Logitech International S.A.*,#	3,024,145
Cosmetics and Toiletries - 0.1%
4,900	LG Household & Health Care, Ltd.	233,813
Distribution/Wholesale - 1.6%
643,000	Esprit Holdings, Ltd.	4,775,041
Diversified Minerals - 7.7%
9,249,290	Caemi Mineracao e Metalurgica S.A.	9,991,877
398,980	Companhia Vale do Rio Doce (ADR)	12,990,789
		22,982,666
Diversified Operations - 3.3%
122,800	Bradespar S.A.*	2,358,958
89,278	Louis Vuitton Moet Hennessy S.A.	7,401,632
		9,760,590
Diversified Operations-Commercial Services - 0.5%
494,542	Rentokil Initial PLC	1,350,512
E-Commerce/Products - 0.1%
45,100	Submarino S.A.*	417,066
Electric - Integrated - 1.2%
260,854	Reliance Energy, Ltd.	3,631,449
Electric Products - Miscellaneous - 1.9%
1,465,000	Toshiba Corp.	5,688,769
Electronic Components - Miscellaneous - 0.5%
273,749	Hon Hai Precision Industry Company, Ltd.	1,538,632

Shares or Principal Amount		Value
Electronic Components - Semiconductors - 7.6%
3,010,094	ARM Holdings PLC	$6,278,265
1,992,000	Chartered Semiconductor Manufacturing, Ltd.*	1,532,961
27,030	Samsung Electronics Company, Ltd.	14,812,379
		22,623,605
Finance - Investment Bankers/Brokers - 0.9%
329,000	Mitsubishi Securities Company, Ltd.	2,797,556
Finance - Mortgage Loan Banker - 2.0%
280,016	Housing Development Finance Corporation, Ltd.	5,927,876
Gambling-Non Hotel - 0.5%
50,410	OPAP S.A.	1,638,317
Insurance Brokers - 1.8%
165,165	Willis Group Holdings, Ltd.	5,476,871
Internet Connectivity Services - 1.4%
115,160	NDS Group PLC (ADR)*,#	4,172,247
Internet Gambling - 0.8%
846,605	IG Group Holdings PLC*	2,368,348
Internet Security - 1.1%
148,595	Check Point Software Technologies, Ltd. (U.S. Shares)*	3,347,845
Investment Companies - 0.9%
658,616	SM Investments Corp.	2,571,288
Machinery - Construction and Mining - 0.7%
230,000	Komatsu, Ltd.	2,168,192
Medical - Drugs - 3.2%
31,570	Roche Holding A.G.	4,288,307
60,224	Sanofi-Aventis#	5,201,523
		9,489,830
Metal - Aluminum - 0.4%
373,200	National Aluminum Company, Ltd.	1,341,158
Metal - Diversified - 1.2%
85,491	Inco, Ltd.	3,521,368
Miscellaneous Manufacturing - 0.5%
873,826	FKI PLC	1,605,482
Motion Pictures and Services - 0.5%
95,400	Toho Company, Ltd.	1,427,299
Oil - Field Services - 1.5%
85,607	Technip S.A.#	4,586,851
Oil Companies - Exploration and Production - 2.5%
52,920	Niko Resources, Ltd.	2,400,343
85,130	Oil and Natural Gas Corporation, Ltd.	1,835,331
134,184	Western Oil Sands, Inc. - Class A*	3,125,404
		7,361,078
Oil Companies - Integrated - 3.5%
131,220	Lukoil (ADR)	5,405,426
101,912	Suncor Energy, Inc.	4,993,155
		10,398,581
Paper and Related Products - 1.9%
133,100	Aracruz Celulose S.A. (ADR)	4,952,651
173,800	Suzano Bahia Sul Papel e Celulose S.A.	715,217
		5,667,868

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 83

Janus Adviser International Growth Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Petrochemicals - 8.2%
240,556	Indian Petrochemicals Corp.	$1,042,220
255,490	LG Petrochemical Company, Ltd.	6,578,989
1,062,176	Reliance Industries, Ltd.	17,159,018
		24,780,227
Power Converters and Power Supply Equipment - 1.2%
152,217	Bharat Heavy Electricals, Ltd.	3,521,881
Property and Casualty Insurance - 0.9%
210	Millea Holdings, Inc.	2,744,699
Real Estate Management/Services - 0.7%
203,000	Mitsubishi Estate Co., Ltd.	2,244,695
Real Estate Operating/Development - 5.4%
7,301,000	Ayala Land, Inc.	1,062,415
6,806,000	China Overseas Land & Investment, Ltd.	1,568,800
1,799,000	Hang Lung Properties, Ltd.	2,843,784
537	NTT Urban Development Corp.	2,252,434
383,638	Sumitomo Realty & Development Company, Ltd.	4,203,215
409,000	Sun Hung Kai Properties, Ltd.	4,209,645
		16,140,293
Semiconductor Components/Integrated Circuits - 1.8%
3,297,539	Taiwan Semiconductor Manufacturing Company, Ltd.	5,508,186
Semiconductor Equipment - 3.2%
544,516	ASML Holding N.V.*	9,514,903
Soap and Cleaning Preparations - 0.8%
612,360	Hindustan Lever, Ltd.	2,341,075
Steel - Producers - 1.1%
383,655	Tata Steel, Ltd.	3,245,136
Storage and Warehousing - 0.5%
260,000	Sumitomo Warehouse Company, Ltd.	1,432,590
Telecommunication Services - 1.3%
135,855	Amdocs, Ltd. (U.S. Shares)*	4,033,535
Television - 2.0%
645,191	British Sky Broadcasting Group PLC	6,047,901
Tobacco - 1.7%
32,608	ITC, Ltd.	1,260,262
259	Japan Tobacco, Inc.	3,683,540
		4,943,802

Shares or Principal Amount		Value
Transportation - Railroad - 2.0%
177,100	All America Latina Logistica	$5,955,443
Total Common Stock (cost $215,685,630)		297,619,721
Other Securities - 3.5%
10,517,419	State Street Navigator Securities Lending Prime Portfolio† (cost $10,517,419)	10,517,419
Repurchase Agreement - 0.7%
$2,200,000	Banc of America Securities LLC, 3.3325% dated 7/29/05, maturing 8/1/05 to be repurchased at $2,200,611 collateralized by $2,292,387 in U.S. Government Agencies 4.00% - 6.50%, 2/25/17 - 7/15/35 with a value of $2,244,000 (cost $2,200,000)	2,200,000
Total Investments (total cost $228,403,049) – 103.6%		310,337,140
Liabilities, net of Cash, Receivables and Other Assets – (3.6)%		(10,846,877)
Net Assets – 100%		$299,490,263

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$10,251,912	3.3%
Brazil	37,382,001	12.0%
Canada	14,040,270	4.5%
France	23,150,696	7.4%
Greece	1,638,317	0.5%
Hong Kong	8,622,229	2.8%
India	46,509,064	15.0%
Ireland	2,380,827	0.8%
Israel	3,347,845	1.1%
Japan	46,407,195	15.0%
Mexico	3,402,996	1.1%
Netherlands	9,514,903	3.1%
Philippines	3,633,703	1.2%
Russia	5,405,426	1.7%
Singapore	1,532,961	0.5%
South Korea	30,604,677	9.9%
Switzerland	10,661,931	3.4%
Taiwan	7,046,818	2.3%
Thailand	2,220,859	0.7%
United Kingdom	29,865,091	9.6%
United States††	12,717,419	4.1%
Total	$310,337,140	100.0%

†† Includes Short-Term Securities and Other Securities (0% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

84 Janus Adviser Series July 31, 2005

Janus Adviser Foreign Stock Fund (unaudited)

Performance Overview

Janus Adviser Foreign Stock Fund's I Shares returned 10.65% for the 12-month period ended July 31, 2005. By comparison, the Fund's benchmark, the Morgan Stanley Capital International EAFE® Index returned 21.06%.

The underperformance of the Fund versus the Index was primarily due to lackluster returns by some of our individual industrial and financial services holdings. Additionally, the Fund was hindered by its underweight exposure to the energy sector, which emerged as the strongest area of the benchmark during the period. On a positive note, the Fund's relative performance benefited from strong gains by a number of our discretionary consumer stocks, particularly in the media area. The Fund maintained a sizable overweighting in this area, and stock selection remained strong.

Portfolio Composition

As of July 31, 2005, the majority of the Fund's total net assets were invested in foreign companies, representing 92.6% of total net assets. Only 1.2% of the Fund's total net assets were invested in emerging markets. Meanwhile, its cash position was 7.4%. As of July 31, 2005, the Fund's top 10 equity holdings accounted for 36.5% of total net assets.

Select Financial Stocks Held Back Performance

A number of the Fund's insurance holdings held back performance. These included London-based insurance brokerage firm Willis Group Holdings, which has been pressured by a weakening price environment and fallout from the New York Attorney General's investigations into business practices common across the insurance brokerage business. In addition, the company's near-term earnings were pressured by management's efforts to increase head count ahead of expected market share gains. I would expect these near-term concerns to dissipate over time, and I anticipate that investors once again will focus on Willis' potential for strong earnings power and above-market returns.

Meanwhile, longtime Fund holding Millea, a non-life insurance company based in Japan, suffered along with other Japanese stocks as a result of concerns about the strength of the economic recovery. However, we continue to be impressed with the company's strong balance sheet and its commitment to return capital to shareholders. We feel the stock is trading below book value and therefore continue to hold a position in Millea.

Rentokil, a business and support services company based in the UK, also detracted from performance. During the period, some of Rentokil's various business segments underperformed both in terms of revenue generation and margin targets. However, a new management team is in the process of developing a restructuring plan, making us optimistic things will turn around. We also believe the business is substantially undervalued, a theory supported by recent interest in Rentokil by potential acquirers.

Fund Snapshot

This fund looks for companies anywhere in the world selling at a discount to what we believe is their true value.

Jason Yee

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	July 31, 2005	July 31, 2004
Nipponkoa Insurance Company, Ltd.	5.9%	6.9%
Willis Group Holdings, Ltd.	5.1%	–
British Sky Broadcasting Group PLC	4.0%	–
Syngenta A.G.	3.5%	3.3%
Koninklijke (Royal) Philips Electronics N.V.	3.3%	2.4%
Rentokil Initial PLC	3.1%	–
Pfeiffer Vacuum Technology A.G.	3.0%	3.0%
Smiths Group PLC	3.0%	4.4%
Millea Holdings, Inc.	2.9%	4.0%
Vivendi Universal S.A.	2.7%	2.6%

Janus Adviser Series July 31, 2005 85

Janus Adviser Foreign Stock Fund (unaudited)

Media Companies Deliver Strong Performance

Radio broadcaster Nippon Broadcasting was a major contributor to the Fund's performance after becoming the subject of a rare takeover battle in Japan. The stock gained sharply in response to competing bids from Fuji Television and Internet company Livedoor. I sold the stock as it reached my price target.

Other top-performing holdings included French media giant Vivendi Universal, Mexican television powerhouse Grupo Televisa and U.K.-based advertising and communications firm WPP Group. When viewed together, these and other consumer-related stocks represent the biggest single exposure within the Fund and, not coincidentally, the biggest overall contributors to our results for the year. While many pundits are concerned with the potential impact of moderating economic growth on media interests, I feel each of these holdings continues to exhibit solid fundamentals, strong free cash flow and a commitment to shareholders. For these reasons, my confidence in the Fund's consumer stocks remains intact.

Investment Strategy and Outlook

The philosopher Saint Augustine once wrote that "patience is the companion of wisdom." Patience seems to be a lost virtue in the current market environment, as the market myopically focuses on short-term factors such as quarterly earnings reports, economic statistics and Federal Reserve policy changes. It remains to be seen if wisdom also becomes a lost virtue, if it has not already.

The Fund's investment philosophy is simply to purchase good businesses at attractive valuations. Embraced within this framework are long investment time horizons, a contrarian nature and a distinct emphasis on underlying intrinsic business value. As a global investor with a wide range of investment opportunities to choose from, I continue to rely on patience, selectivity and, of course, a sprinkling of wisdom. My goal is to invest in only the most attractive risk/reward opportunities, and I will wait patiently until I identify them. One of my favorite quotes from Warren Buffett says it best: "Lethargy bordering on sloth remains the cornerstone of our investment style."

One aspect of this investment approach is that truly great investment opportunities are always quite rare, and in the past year have proven to be especially scarce. Valuations across a broad spectrum of geographies, industries and even asset classes seem to be, at best, fairly priced. To put this in a longer-term context, many of the significant excesses and valuation differentials between "old" and "new" economy shares, small- and large-capitalization stocks, and "value" and "growth" companies (however misguided these last two categorizations) appear to have diminished since the U.S. market peaked over five years ago.

The good news is that I believe valuation premiums for high-quality business franchises remain quite low. This allowed me the opportunity to "upgrade" the Fund for long-term value creation. The current market's more attractive investments tend to be excellent businesses at reasonable valuations, rather than good businesses at cheap valuations. Simply put, I am finding better-than-average quality for lower-than-average prices. I believe the quality of companies in the Fund is outstanding, though at this point few of our stocks can be characterized as huge "bargains" or grossly undervalued. At the same time, I am optimistic that market declines have helped create some attractive valuation opportunities.

An old Dutch proverb reminds us ever more succinctly than Saint Augustine that "a handful of patience is worth more than a bushel of brains." I certainly hope to exercise both patience, as well as brains, in managing the Fund toward successful investment results.

Thank you for your continued support.

Significant Areas of Investment – Fund vs. Index (% of Net Assets)

Top Countries – (% of Net Assets)

86 Janus Adviser Series July 31, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2005

	Calendar Year-to-Date		One Year	Since Inception*
JAD Foreign Stock - A Shares
NAV	(0.90)%		10.65%	3.51%
MOP	(6.58)%		4.46%	2.07%
JAD Foreign Stock - C Shares
NAV	(1.27)%		10.14%	5.27%
LOAD	(2.25	)%**	9.04%**
JAD Foreign Stock - I Shares	(0.98)%		10.65%	6.83%
JAD Foreign Stock - R Shares	(1.13)%		10.43%	3.05%
Morgan Stanley Capital International EAFE® Index	1.86%		21.06%	4.38%
Lipper Ranking - I Shares based on total returns for International Funds	N/A		852/855	135/618

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

Total return includes reinvestment of dividends and capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

See Notes to Schedules of Investments for index definitions.

Class C Shares of the Fund commenced operations on September 30, 2002. The performance shown for Class C Shares reflects the historical performance of the initial class of shares of the Fund ("Class I Shares") prior to September 30, 2002, restated based on Class C Share's estimated fees and expenses (ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on May 1, 2001. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on May 1, 2001. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, total returns would have been lower.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

*The Fund's inception date - May 1, 2001

**Calculated to include contingent deferred sales charge applicable to Class C Shares

Janus Adviser Series July 31, 2005 87

Janus Adviser Foreign Stock Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$996.20	$7.92
Hypothetical (5% return before expenses)	$1,000.00	$1,016.86	$8.00
Expense Example - C Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$992.50	$11.26
Hypothetical (5% return before expenses)	$1,000.00	$1,013.49	$11.38
Expense Example - I Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$995.50	$8.86
Hypothetical (5% return before expenses)	$1,000.00	$1,015.92	$8.95
Expense Example - R Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$994.00	$10.09
Hypothetical (5% return before expenses)	$1,000.00	$1,014.68	$10.19

*Expenses are equal to the annualized expense ratio of 1.60% for A Shares, 2.28% for C Shares, 1.79% for I Shares and 2.04% for R Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

For Class I and Class R Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

There is no assurance that the investment process will consistently lead to successful investing.

This Fund is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Fund is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

88 Janus Adviser Series July 31, 2005

Janus Adviser Foreign Stock Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Common Stock - 90.4%
Advertising Services - 2.4%
8,270	WPP Group PLC	$87,464
Audio and Video Products - 0.8%
900	Sony Corp.	29,379
Beverages - Wine and Spirits - 2.1%
5,502	Diageo PLC	75,839
Brewery - 2.1%
2,328	Heineken N.V.	74,009
Broadcast Services and Programming - 1.2%
660	Grupo Televisa S.A. (ADR)	43,540
Cable Television - 2.5%
4,396	Shaw Communications, Inc. - Class B	91,326
Cellular Telecommunications - 2.6%
35,894	Vodafone Group PLC	92,244
Chemicals - Diversified - 1.3%
1,141	Akzo Nobel N.V.	46,882
Chemicals - Specialty - 6.0%
152	Givaudan S.A.	91,135
1,177	Syngenta A.G.*	122,666
		213,801
Distribution/Wholesale - 2.4%
11,500	Esprit Holdings, Ltd.	85,401
Diversified Operations - 10.6%
8,000	Hutchison Whampoa, Ltd.	77,851
1,187	Louis Vuitton Moet Hennessy S.A.	98,409
6,318	Smiths Group PLC	106,183
3,170	Tyco International, Ltd. (U.S. Shares)	96,590
		379,033
Diversified Operations-Commercial Services - 3.1%
40,215	Rentokil Initial PLC	109,820
Electronic Components - Miscellaneous - 3.3%
4,436	Koninklijke (Royal) Philips Electronics N.V.	120,095
Food - Diversified - 2.1%
276	Nestle S.A.	75,676
Home Decoration Products - 2.2%
1,544	Hunter Douglas N.V.	77,920
Hotels and Motels - 3.9%
926	Accor S.A.	47,050
2,850	Fairmont Hotels & Resorts, Inc. (U.S. Shares)	92,169
		139,219
Insurance Brokers - 5.1%
5,500	Willis Group Holdings, Ltd.	182,380
Machinery - Pumps - 3.0%
2,243	Pfeiffer Vacuum Technology A.G.	107,610
Medical - Drugs - 5.0%
3,783	GlaxoSmithKline PLC	89,018
1,800	Takeda Pharmaceutical Company, Ltd.	91,986
		181,004
Miscellaneous Manufacturing - 2.0%
39,894	FKI PLC	73,297
Multimedia - 2.7%
3,105	Vivendi Universal S.A.	98,503

Shares or Principal Amount		Value
Oil Companies - Integrated - 4.2%
6,568	BP PLC	$72,326
309	Total S.A. - Class B	77,247
		149,573
Property and Casualty Insurance - 8.8%
8	Millea Holdings, Inc.	104,560
33,000	Nipponkoa Insurance Company, Ltd.	212,042
		316,602
Publishing - Books - 2.2%
5,725	Reed Elsevier N.V.	77,849
Publishing - Newspapers - 1.4%
16,677	Independent News & Media PLC	51,363
Publishing - Periodicals - 1.0%
1,785	Wolters Kluwer N.V.	34,647
Rubber/Plastic Products - 2.4%
5,000	Tenma Corp.	85,681
Television - 4.0%
15,497	British Sky Broadcasting Group PLC	145,266
Total Common Stock (cost $2,481,810)		3,245,423
Preferred Stock - 2.2%
Soap and Cleaning Preparations - 2.2%
857	Henkel KGaA (cost $55,007)	80,346
Repurchase Agreement - 5.6%
$200,000	Banc of America Securities LLC, 3.3325% dated 7/29/05, maturing 8/1/05 to be repurchased at $200,056 collateralized by $208,399 in U.S. Government Agencies 4.00% - 6.50%, 2/25/17 - 7/15/35 with a value of $204,000 (cost $200,000)	200,000
Total Investments (total cost $2,736,817) – 98.2%		3,525,769
Cash, Receivables and Other Assets, net of Liabilities – 1.8%		62,786
Net Assets – 100%		$3,588,555

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$364,371	10.3%
Canada	183,495	5.2%
France	321,209	9.1%
Germany	187,956	5.3%
Hong Kong	77,851	2.2%
Ireland	51,363	1.5%
Japan	523,649	14.9%
Mexico	43,540	1.2%
Netherlands	431,401	12.2%
Switzerland	289,477	8.2%
United Kingdom	851,457	24.2%
United States††	200,000	5.7%
Total	$3,525,769	100.0%

††Includes Short-Term Securities (0% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 89

Janus Adviser Flexible Bond Fund (unaudited)

Performance Overview

The bond market proved volatile during the 12-month period ended July 31, 2005, as changing assessments of economic growth, inflation risks and corporate credit quality kept investors on edge. The Federal Reserve (Fed) continued to tighten credit conditions at a measured pace during the period. Since August 2004 the Fed has increased the Fed Funds rate 200 basis points to 3.25% as the Fed is trying to stave off the threat of inflation from a recovering and growing economy. At this writing, the market appears to be confident that the Fed will prevail in preventing inflation, as yields on the longer-end of the curve have declined in the face of rising short-term yields. The yield curve has consequently flattened. Against this backdrop, Janus Adviser Flexible Bond Fund's I Shares earned 3.88% for the period. By comparison, the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, gained 4.79%. The Fund's secondary benchmark, the Lehman Brothers Government/Credit Index, returned 4.94%.

Strategy in this Environment

By early 2005, concerns over razor-thin credit spreads led us to systematically reduce our overweighting in the corporate bond market. Unfortunately, these efforts did not come quickly enough to protect us from the spring sell-off in the corporate bond market caused primarily by General Motors lowering their 2005 earnings estimate.

In this uncertain environment, we scaled back our corporate bond exposure, both investment grade and high yield, while adding to our weighting in AAA-rated mortgage-backed securities. This strategy proved fortuitous, as mortgage-backed securities were among the best-performing asset classes for the 12 month period. In general, we maintained a neutral to slightly underweight duration position versus the benchmark, in an effort to mitigate relative interest rate risk.

Portfolio Composition

As of July 31, 2005, 29.1% of the Fund's total net assets were invested in Treasury and Agency bonds, compared to 37.51% in the Lehman Brothers Aggregate Bond Index, the Fund's benchmark. Corporate bonds accounted for 36.1% of the Fund's total net assets – reduced from the start of the period but still higher than the benchmark's 20.08% weighting. Mortgage-backed securities accounted for 33.7% of the Fund's total net assets, while accounting for 39.22% of the benchmark's.

Performance Suffered from an Overweight Position in Corporate Bonds

Despite systematically increasing mortgage-backed securities (MBS) while reducing our corporate bond exposure during the period, on average we were still overweight in corporate bonds versus our benchmark. This left us vulnerable to a March correction that affected all maturities and credit qualities. Disappointments in this group included our General Motors (GM) and General Motors Acceptance

Fund Snapshot

This bond fund adjusts its allocations among different types of bonds in an attempt to take advantage of ever-changing market conditions.

Ronald Speaker

portfolio manager

Fund Profile

	July 31, 2005		July 31, 2004
Weighted Average to Maturity	7.4	Yrs.	7.2	Yrs.
Average Modified Duration†	4.4	Yrs.	5.3	Yrs.
30-Day Average Yield††
A Shares at NAV
Without Reimbursement	3.51%		N/A
With Reimbursement	3.67%		N/A
A Shares at MOP
Without Reimbursement	3.35%		N/A
With Reimbursement	3.49%		N/A
C Shares†††
Without Reimbursement	2.59%		3.21%
With Reimbursement	2.91%		3.35%
I Shares
Without Reimbursement	3.28%		3.71%
With Reimbursement	3.41%		3.85%
R Shares
Without Reimbursement	3.06%		N/A
With Reimbursement	3.21%		N/A
Weighted Average Fixed-Income Credit Rating	A		A

  †  A theoretical measure of price volatility.

  ††  Yields will fluctuate.

  †††  Does not include the 1.00% contingent deferred sales charge.

90 Janus Adviser Series July 31, 2005

(unaudited)

Corporation bonds, issued by the financing arm of the automotive giant. GM struggled against concerns over disappointing earnings growth, soft vehicle sales and increasing healthcare liabilities. Most damaging of all, the automaker lowered its 2005 earnings estimate from a $5 billion gain to a $2 billion loss. This news triggered a series of credit downgrades on GM's bonds and other auto-related companies like Ford Motor Company. The good news is that we held a relatively modest position in both GM and Ford when compared to our primary benchmark. The negative sentiment generated by the auto sector hurt the performance of the corporate sector in general. When GM and Ford lost their investment-grade status, a major shift occurred in the composition of the corporate bond market.

Our high-yield bonds issued by Dallas-based electricity distributor Texas Utilities, or TXU, also performed poorly. TXU continues to affirm solid earnings guidance for 2005 and 2006, and its underlying financial performance remains solid. However, TXU implemented an aggressive stock repurchase plan, thereby reducing the company's outlook for a credit upgrade. We continue to remain cautious on corporate issuers who are favoring shareholders over bondholders; however, in this instance we continue to believe in the management of TXU.

Our investment in Noble Group, Asia's largest commodities trader, faltered amid the difficult climate for emerging-market high-yield issues caused by the GM-related market shift. Nonetheless, we remain constructive on Noble's market leadership in China, which has surpassed the United States as the world's most voracious consumer of basic resources.

Mortgage-Backed Securities and Crossover Corporate Bonds Aid Returns

On a positive note, our results benefited from our increased allocation to MBS, which outperformed other areas of the fixed-income market. MBS benefited from their high-quality rating (AAA) compared to corporate bonds. In addition, MBS tend to perform well in an interest rate range-bound environment. The U.S. Treasury 10-year yield, the best proxy for mortgage interest rates, moved only 15 basis points over the previous 12 month period, decreasing from 4.43% on July 31, 2004, to 4.28% on July 31, 2005. This range-bound environment has aided the performance of the MBS market.

Among our corporate bond issues, we capitalized on our selection of crossover bonds. These high-yield issues have earned or were expected to earn at least one upgrade from the major credit agencies and, therefore, we feel are strong candidates for investment-grade status. Consequently, we believe they offer solid fundamentals and minimal downside risk. Our crossover investments included our stake in insurance provider Ohio Casualty, which continued to report improved loss ratios and robust earnings growth.

We also maintained our focus on companies that are refinancing their debt and lowering their borrowing costs. These included electrical utility company Reliant Resources and Owens-Illinois, now called O-I, the world's largest maker of glass containers. O-I has sweetened its profit margins by slashing overhead costs and spinning off its less-profitable blow-molded plastics operations.

Investment Strategy and Outlook

Given the credit risk in the market we have taken a more cautious approach to the corporate debt market, where we continue to favor better-quality issuers that we believe are well-positioned to weather market uncertainty. Overall we are pleased with the current mix of corporate bonds, mortgages and treasuries. Above all, our flexible investment mandate allows us to respond to changing market dynamics and pursue healthy returns with mitigated risk across the fixed-income universe.

Thank you for your continued investment in Janus Adviser Flexible Bond Fund.

Significant Areas of Investment - (% of Net Assets)

Janus Adviser Series July 31, 2005 91

Janus Adviser Flexible Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended July 31, 2005

	Calendar Year-to-Date		One Year	Five Year	Ten Year	Since Inception*
Janus Adviser Flexible Bond Fund - A Shares
NAV	0.94%		3.88%	6.40%	7.15%	6.96%
MOP	(3.84)%		(0.89)%	5.41%	6.79%	6.75%
Janus Adviser Flexible Bond Fund - C Shares
NAV	0.50%		3.37%	5.79%	6.48%	6.24%
LOAD	(0.49	)%**	2.38%**
Janus Adviser Flexible Bond Fund - I Shares	0.79%		3.88%	6.40%	7.15%	6.96%
Janus Adviser Flexible Bond Fund - R Shares	0.65%		3.58%	6.06%	6.88%	6.74%
Lehman Brothers Aggregate Bond Index	1.58%		4.79%	7.01%	6.75%	6.30%
Lehman Brothers Government/Credit Index	1.59%		4.94%	7.24%	6.82%	6.26%
Lipper Ranking - I Shares based on total returns for Intermediate Investment Grade Debt Funds	N/A		320/445	133/271	N/A	N/A

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Load performance shown for Class C Shares includes a 1% contingent deferred sales charge on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this load and would have been lower had this load been taken into account.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See Notes to Schedules of Investments for index definitions.

Total return includes reinvestment of dividends and capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, yield and total returns would have been lower.

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class R Share's higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Effective February 28, 2005, Janus Adviser Flexible Income Fund's name changed to Janus Adviser Flexible Bond Fund. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities and zero-coupon bonds.

*The predecessor fund's inception date - September 13, 1993

**Calculated to include contingent deferred sales charge applicable to Class C Shares

92 Janus Adviser Series July 31, 2005

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,006.30	$4.03
Hypothetical (5% return before expenses)	$1,000.00	$1,020.78	$4.06
Expense Example - C Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,001.70	$7.69
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75
Expense Example - I Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,004.30	$5.22
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26
Expense Example - R Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,003.90	$6.46
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51

*Expenses are equal to the annualized expense ratio of 0.81% for A Shares, 1.55% for C Shares, 1.05% for I Shares and 1.30% for R Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Effective September 30, 2004, Janus Adviser Flexible Bond Fund changed its primary benchmark from the Lehman Brothers Government/Credit Index to the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a broader representation of the fixed income market. The new primary benchmark will provide a more appropriate comparison to the Fund's investment style. The Fund will retain the Lehman Brothers Government/Credit Index Fund as a secondary index.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Janus Adviser Series July 31, 2005 93

Janus Adviser Flexible Bond Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Corporate Bonds - 35.5%
Aerospace and Defense - 0.3%
$165,000	Northrop Grumman Corp., 4.079% notes, due 11/16/06	$163,789
Agricultural Operations - 0.5%
305,000	Bunge Limited Finance Corp., 4.375% company guaranteed notes, due 12/15/08	301,402
Automotive - Cars and Light Trucks - 0.1%
50,000	DaimlerChrysler North America Holding Corp., 4.875%, notes, due 6/15/10	49,453
Brewery - 0.5%
70,000	Anheuser-Busch Companies, Inc., 6.00% bonds, due 11/1/41	76,763
120,000	Foster's Finance Corp., 5.125% notes, due 6/15/15 (144A)	117,906
80,000	SABMiller PLC, 6.625% bonds, due 8/15/33 (144A)	90,625
		285,294
Cable Television - 1.4%
350,000	Comcast Cable Communications, Inc., 6.20% notes, due 11/15/08	366,106
235,000	Comcast Corp., 5.85% company guaranteed notes, due 1/15/10	244,431
250,000	Cox Communications, Inc., 4.625% notes, due 1/15/10	245,709
		856,246
Cellular Telecommunications - 0.8%
	Nextel Communications, Inc.:
210,000	6.875%, senior notes, due 10/31/13	224,437
90,000	7.375%, senior notes, due 8/1/15	96,975
135,000	Rogers Wireless Communications, Inc. 6.535%, secured notes, due 12/15/10‡	140,569
		461,981
Chemicals - Specialty - 0.2%
95,000	Lubrizol Corp., 6.50% debentures, due 10/1/34	102,599
Commercial Banks - 0.8%
125,000	Skandinaviska Enskilda Banken AB, 5.471% subordinated notes, due 3/29/49 (144A)‡	125,996
	Sovereign Bank:
125,000	4.00%, deposit notes, due 2/1/08	123,534
135,000	5.125%, subordinated notes, due 3/15/13	134,917
100,000	Sumitomo Mitsui Banking Corp., 5.625% notes, due 7/15/49 (144A)‡	99,624
		484,071
Computer Services - 0.3%
	Sungard Data Systems, Inc.:
80,000	9.125%, senior unsecured notes due 8/15/13 (144A)WI	83,100
25,000	4.875%, bonds, due 1/15/14	21,875
50,000	10.25% senior subordinated notes due 8/15/15 (144A)WI	51,813
		156,788
Computers - 0.4%
235,000	IBM Corp., 2.375% notes, due 11/1/06	229,900

Shares or Principal Amount		Value
Computers - Peripheral Equipment - 0%
$4,000	Candescent Technologies Corp., 8.00% convertible senior subordinated debentures due 5/1/03 (144A)‡,º,ºº,§	$0
Containers - Metal and Glass - 2.0%
155,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes, due 2/15/09	163,913
	Owens-Illinois, Inc.:
330,000	8.10%, senior notes, due 5/15/07	344,025
630,000	7.35%, senior notes, due 5/15/08	652,049
		1,159,987
Cosmetics and Toiletries - 1.1%
400,000	Gillette Co., 4.125% senior notes, due 8/30/07‡	397,538
270,000	Procter & Gamble Co., 4.75% senior notes, due 6/15/07	272,166
		669,704
Data Processing and Management - 0.4%
235,000	Fiserv, Inc., 3.00% notes, due 6/27/08	223,281
Diversified Financial Services - 1.2%
	General Electric Capital Corp.:
95,000	3.50%, notes, due 5/1/08	92,696
430,000	3.75%, notes, due 12/15/09	416,003
165,000	4.375%, notes, due 11/21/11	161,429
		670,128
Diversified Operations - 1.1%
250,000	Noble Group, Ltd., 6.625%, senior notes due 3/17/15 (144A)	231,077
425,000	Tyco International Group S.A., 5.80% company guaranteed notes, due 8/1/06**	430,860
		661,937
Electric - Generation - 0.7%
385,000	Allegheny Energy Supply Company LLC 8.25%, bonds, due 4/15/12 (144A)‡,§	433,125
Electric - Integrated - 3.9%
	CenterPoint Energy, Inc.:
120,000	5.875%, senior notes, due 6/1/08	123,016
120,000	6.85%, senior notes, due 6/1/15	132,988
70,000	CMS Energy Corp., 7.50% senior notes, due 1/15/09	73,675
175,000	Dominion Resources, Inc., 5.125% senior notes, due 12/15/09	176,891
130,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	125,609
285,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14	315,592
120,000	NiSource, Inc., 3.628% debentures, due 11/1/06	118,059
135,000	Pacific Gas and Electric Co., 4.80% unsecured notes, due 3/1/14	133,371
	Southern California Edison Co.:
280,000	7.625%, notes, due 1/15/10	310,472
145,000	6.00%, first mortgage notes, due 1/15/34	157,479
175,000	Southwestern Public Service Co., 5.125% senior notes, due 11/1/06	176,318
	TXU Corp.:
330,000	6.375%, senior notes, due 6/15/06	334,892
125,000	6.55%, notes, due 11/15/34 (144A)	123,001
		2,301,363

See Notes to Schedules of Investments and Financial Statements.

94 Janus Adviser Series July 31, 2005

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Electronic Components - Semiconductors - 0.1%
$65,000	Advanced Micro Devices, Inc., 7.75% senior notes, due 11/1/12	$65,813
Electronics - Military - 0%
25,000	L-3 Communications Corp., 3.00% bonds, due 8/1/35 (144A)	25,375
Finance - Auto Loans - 0.6%
80,000	Ford Motor Credit Co., 7.375% notes, due 10/28/09	79,822
	General Motors Acceptance Corp.:
120,000	6.125%, notes, due 8/28/07	119,790
25,000	5.85%, senior unsubordinated notes due 1/14/09	24,152
110,000	7.25%, notes, due 3/2/11	107,145
		330,909
Finance - Commercial - 0.4%
235,000	CIT Group, Inc., 3.65% senior notes, due 11/23/07	230,395
Finance - Consumer Loans - 0.8%
205,000	Household Finance Corp., 4.625% notes, due 1/15/08	205,395
150,000	John Deere Capital Corp., 3.625% notes, due 5/25/07	147,996
140,000	SLM Corp., 5.64% notes, due 1/31/14‡	138,750
		492,141
Finance - Credit Card - 0.2%
125,000	Capital One Financial Corp., 5.50% notes, due 6/1/15	126,532
Finance - Investment Bankers/Brokers - 0.4%
110,000	Goldman Sachs Group, Inc., 5.125% notes, due 1/15/15	110,186
105,000	Jefferies Group, Inc., 5.50% senior notes, due 3/15/16	103,389
		213,575
Finance - Mortgage Loan Banker - 0.5%
	Residential Capital Corp.:
235,000	4.835%, notes, due 6/29/07 (144A)‡	235,244
50,000	6.375%, notes, due 6/30/10 (144A)	50,804
		286,048
Food - Diversified - 1.6%
450,000	General Mills, Inc., 3.875% notes, due 11/30/07	443,121
520,000	Kellogg Co., 2.875% senior notes, due 6/1/08	496,629
		939,750
Foreign Government - 0.2%
135,000	United Mexican States, 4.625% notes, due 10/8/08	134,258
Funeral Services and Related Items - 0%
12,000	Service Corporation International, 6.00% senior unsecured notes, due 12/15/05	12,045
Gas - Distribution - 0.6%
70,000	Oneok, Inc., 5.20% senior notes, due 6/15/15	69,761
225,000	Southwest Gas Corp., 7.625% senior notes, due 5/15/12	254,369
		324,130

Shares or Principal Amount		Value
Independent Power Producer - 0.3%
$120,000	NRG Energy, Inc., 8.00% secured notes, due 12/15/13 (144A)	$128,400
45,000	Reliant Energy, Inc., 9.50% secured notes, due 7/15/13	50,063
		178,463
Investment Management and Advisory Services - 0.3%
185,000	Franklin Resources, Inc., 3.70% notes, due 4/15/08	180,481
Leisure, Recreation and Gaming - 0.2%
90,000	Hard Rock Hotel, Inc., 8.875% notes, due 6/1/13	97,875
Life and Health Insurance - 0.9%
260,000	Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)§	271,033
230,000	StanCorp Financial Group, Inc., 6.875% senior notes, due 10/1/12	249,274
		520,307
Medical - Biomedical and Genetic - 0.2%
95,000	Genentech, Inc., 4.75% notes, due 7/15/15 (144A)	94,255
Medical - HMO - 0.8%
	Coventry Health Care, Inc.:
50,000	5.875%, senior notes, due 1/15/12	51,250
115,000	6.125%, senior notes, due 1/15/15	117,300
280,000	UnitedHealth Group, Inc., 3.30% senior notes, due 1/30/08	271,331
55,000	WellPoint Health Networks, Inc., 6.375% notes, due 6/15/06	55,970
		495,851
Metal Processors and Fabricators - 0.2%
140,000	Precision Castparts Corp., 5.60% company guaranteed notes, due 12/15/13	142,515
Motorcycle and Motor Scooter Manufacturing - 0.3%
175,000	Harley-Davidson, Inc., 3.625% notes, due 12/15/08 (144A)	169,840
Multimedia - 1.3%
355,000	News America, Inc., 6.625% senior notes, due 1/9/08	370,933
	Time Warner, Inc.:
235,000	6.125%, company guaranteed notes, due 4/15/06	237,794
125,000	6.15%, company guaranteed notes, due 5/1/07	128,603
		737,330
Non-Hazardous Waste Disposal - 0.3%
155,000	Waste Management, Inc., 7.375% senior notes, due 8/1/10	171,885
Office Automation and Equipment - 0.2%
125,000	Pitney Bowes, Inc., 4.75% senior notes, due 1/15/16	122,776
Oil Companies - Exploration and Production - 0.3%
35,000	Kerr-McGee Corp., 6.95% secured notes, due 7/1/24	36,799
47,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	52,170

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 95

Janus Adviser Flexible Bond Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Oil Companies - Exploration and Production (continued)
	Pemex Project Funding Master Trust:
$45,000	8.625%, company guaranteed notes, due 2/1/22‡	$54,630
35,000	5.75%, company guaranteed notes, due 12/15/15 (144A)	34,318
		177,917
Oil Companies - Integrated - 1.4%
355,000	ChevronTexaco Capital Co., 3.50% company guaranteed notes, due 9/17/07	349,157
180,000	El Paso CGP Co., 7.625%, notes, due 9/1/08	184,500
265,000	Occidental Petroleum Corp., 5.875% senior notes, due 1/15/07	270,091
		803,748
Oil Field Machinery and Equipment - 0.3%
190,000	Cooper Cameron Corp., 2.65% senior notes, due 4/15/07	183,482
Oil Refining and Marketing - 0.9%
	Enterprise Products Operating L.P.:
75,000	4.95%, senior notes, due 6/1/10	74,487
70,000	Series B, 6.375%, company guaranteed notes, due 2/1/13	74,687
120,000	5.60%, senior notes, due 10/15/14	121,711
170,000	6.65%, senior notes, due 10/15/34	183,389
50,000	Valero Energy Corp., 6.875% senior unsecured notes, due 4/15/12	55,282
		509,556
Pipelines - 1.1%
185,000	Kaneb Pipe Line Operating Partnership L.P. 5.875%, senior notes, due 6/1/13	190,367
	Panhandle Eastern Pipe Line Co.:
252,000	Series B, 2.75%, senior notes, due 3/15/07	244,732
235,000	4.80%, senior notes, due 8/15/08	234,937
		670,036
Property and Casualty Insurance - 1.0%
240,000	Kingsway America, Inc., 7.50% senior notes, due 2/1/14	249,295
40,000	NYMAGIC, Inc., 6.50% senior notes, due 3/15/14	38,618
255,000	Ohio Casualty Corp., 7.30% notes, due 6/15/14	274,066
		561,979
Publishing - Periodicals - 0.2%
45,000	Dex Media East LLC, 12.125%, company guaranteed notes, due 11/15/12	53,663
77,000	Dex Media West Finance Co., 9.875% senior subordinated notes, due 8/15/13	87,780
		141,443
Radio - 0.1%
73,000	XM Satellite Radio Holdings, Inc., 12.00% secured notes, due 6/15/10	83,129
Reinsurance - 0.2%
100,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes, due 10/15/13	97,876
Retail - Apparel and Shoe - 0.5%
255,000	Gap, Inc., 6.90%, notes, due 9/15/07	265,965

Shares or Principal Amount			Value
	Savings/Loan/Thrifts - 0.6%
	$235,000	Webster Bank, 5.875% subordinated notes, due 1/15/13	$243,894
	95,000	Webster Capital Trust II, 10.00% company guaranteed notes, due 4/1/27	105,117
			349,011
	Special Purpose Banks - 0.2%
	140,000	Rabobank Capital Funding Trust II, 5.26% bonds, due 12/31/49 (144A)	140,724
	Special Purpose Entity - 0.7%
	85,000	Glencore Funding LLC, 6.00% company guaranteed notes, due 4/15/14 (144A)	81,455
	210,000	OneAmerica Financial Partners, 7.00% bonds, due 10/15/33 (144A)	239,308
	100,000	Resona Preferred Securities, Ltd., 7.191% bonds, due 12/29/49 (144A)‡	102,139
			422,902
	Telecommunication Services - 0.1%
	45,000	Qwest Corp., 6.67063% senior notes, due 6/15/13 (144A)‡	47,025
	Telephone - Integrated - 1.3%
	190,000	BellSouth Corp., 4.75% senior unsecured notes, due 11/15/12	188,442
		Cincinnati Bell, Inc.:
	50,000	8.375%, senior subordinated notes, due 1/15/14	51,500
	100,000	8.375%, senior subordinated notes, due 1/15/14 (144A)	103,000
	420,000	Deutsche Telekom International Finance B.V., 3.875%, company
		guaranteed notes, due 7/22/08**	412,442
			755,384
	Theaters - 0.2%
	90,000	AMC Entertainment, Inc., 9.875% senior subordinated notes, due 2/1/12	90,900
	Transportation - Services - 0.3%
	190,000	FedEx Corp., 2.65%, notes, due 4/1/07	184,457
	Total Corporate Bonds (cost $20,704,475)		20,789,131
	Foreign Bonds - 0.6%
	Cable Television - 0.3%
EUR	110,000	Telenet Communications N.V., 9.00% senior notes, due 12/15/13 (144A)**	149,392
Drug Delivery Systems - 0.3%
EUR	140,000	Fresenius Finance B.V., 7.75% company guaranteed notes due 4/30/09 (144A)**	181,648
	Total Foreign Bonds (cost $298,973)		331,040
	Mortgage Backed Securities - 33.7%
		Fannie Mae:
	268,291	7.00%, due 9/1/14	280,940
	236,813	6.00%, due 6/1/17	244,718
	191,276	5.00%, due 11/1/18	191,863
	326,646	4.50%, due 5/1/19	321,505
	340,764	4.50%, due 5/1/19	335,401

See Notes to Schedules of Investments and Financial Statements.

96 Janus Adviser Series July 31, 2005

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Mortgage Backed Securities (continued)
$120,156	4.00%, due 6/1/19	$115,984
590,209	5.00%, due 8/1/19	591,850
232,889	5.50%, due 9/1/19	237,656
42,102	5.50%, due 9/1/19	43,038
185,985	4.00%, due 2/1/20	179,467
112,947	4.50%, due 8/15/20Ç	111,076
447,817	5.50%, due 9/1/24	453,244
287,533	5.00%, due 5/1/25	285,606
199,247	7.00%, due 2/1/32	210,094
170,438	6.50%, due 5/1/32	177,345
642,669	5.50%, due 2/1/33**	646,574
286,595	5.50%, due 11/1/33	288,259
317,739	5.00%, due 11/1/33	313,583
183,971	5.50%, due 1/1/34	185,039
321,577	5.50%, due 2/1/34	323,353
781,271	5.00%, due 3/1/34	771,050
376,050	5.00%, due 4/1/34	370,694
585,633	6.00%, due 7/1/34	599,942
198,744	6.50%, due 8/1/34	205,963
558,554	6.00%, due 8/1/34	570,812
144,643	7.00%, due 10/1/34	152,212
91,419	6.00%, due 10/1/34	93,425
153,371	6.50%, due 11/1/34	158,661
114,867	5.50%, due 11/1/34	115,502
602,279	5.50%, due 12/1/34	605,606
130,232	6.50%, due 1/1/35	135,009
123,356	6.00%, due 2/1/35	126,063
209,627	5.50%, due 2/1/35	210,843
327,344	5.50%, due 3/1/35	329,141
184,152	5.00%, due 4/1/35	181,423
395,154	5.00%, due 5/1/35	389,297
277,114	5.50%, due 7/1/35	278,500
143,806	4.694%, due 7/1/35	142,727
325,247	5.00%, due 8/15/35Ç	320,267
273,944	4.50%, due 8/15/35Ç	262,644
	Federal Home Loan Bank System:
471,499	5.50%, due 12/1/32	474,533
259,821	5.50%, due 12/1/34	261,334
222,922	5.50%, due 12/1/34	224,220
230,313	6.00%, due 1/1/35**	235,292
195,346	4.50%, due 2/1/35	187,177
	Freddie Mac:
287,684	5.50%, due 1/1/18	293,517
510,274	4.50%, due 2/1/18**	502,877
265,046	5.00%, due 9/1/18	265,991
215,341	4.00%, due 4/1/19	207,717
344,775	5.00%, due 2/1/20	345,883
135,018	6.00%, due 11/1/33	137,917
162,910	5.50%, due 11/1/33	163,913
262,240	6.00%, due 2/1/34	268,230
100,186	6.50%, due 7/1/34	103,827
59,880	6.50%, due 7/1/34	62,110
122,091	6.00%, due 11/1/34	124,732
121,366	6.00%, due 12/1/34	123,991
460,514	5.50%, due 6/1/35	463,195
161,000	5.00%, due 8/15/35Ç	158,434
1,631,603	5.00%, due 8/15/35Ç,ƒ	1,605,598
	Ginnie Mae:
183,177	4.50%, due 10/15/33	177,772
357,473	5.00%, due 4/15/34	355,320
433,121	6.00%, due 10/20/34**	444,250
191,703	6.50%, due 2/20/35	199,488

Shares or Principal Amount		Value
Mortgage Backed Securities (continued)
$419,670	5.50%, due 3/20/35	$424,253
276,696	5.50%, due 5/20/35	279,718
Total Mortgage Backed Securities (cost $19,792,446)		19,647,665
Preferred Stock - 0.9%
Finance - Other Services - 0.3%
3,225	Chevy Chase Preferred Capital Corp., Series A, convertible, 10.375%	185,760
REIT - Diversified - 0.3%
6,075	iStar Financial, Inc., 7.875%	157,001
Savings/Loan/Thrifts - 0.3%
5,455	Chevy Chase Bank FSB, 8.00%	158,468
Total Preferred Stock (cost $481,308)		501,229
U.S. Government Agencies - 9.5%
	Fannie Mae:
$2,870,000	3.25%, due 11/15/07**	2,809,397
300,000	4.00%, due 9/2/08	296,242
385,000	5.50%, due 3/15/11	404,304
220,000	6.625%, due 11/15/30	276,154
	Freddie Mac:
1,565,000	2.75%, due 8/15/06**	1,543,652
240,000	3.875%, due 6/15/08**	237,392
Total U.S. Government Agencies (cost $5,652,945)		5,567,141
U.S. Treasury Notes/Bonds - 19.6%
915,000	2.375%, due 8/15/06	900,703
457,000	3.125%, due 1/31/07	451,323
1,076,000	3.00%, due 2/15/08	1,049,142
135,000	3.625%, due 6/15/10	132,026
285,076	1.625%, due 1/15/15ÇÇ	278,729
1,305,000	4.00%, due 2/15/15	1,275,075
1,008,000	4.125%, due 5/15/15	995,243
90,000	7.50%, due 11/15/16	114,754
430,000	8.875%, due 8/15/17	607,694
815,000	8.875%, due 2/15/19	1,176,466
426,000	7.25%, due 8/15/22	561,554
845,000	6.25%, due 8/15/23**	1,018,918
690,000	5.25%, due 2/15/29	761,076
940,000	6.25%, due 5/15/30	1,181,536
798,000	5.375%, due 2/15/31**,#	906,790
Total U.S. Treasury Notes/Bonds (cost $11,336,872)		11,411,029
Commercial Paper - 4.0%
620,000	Countrywide Financial Corp. 3.32%, 8/11/05	619,428
620,000	Ford Credit Corp. 3.76%, 8/11/05	619,353
620,000	General Motors Acceptance Corp. 3.83%, 8/11/05	619,340
480,000	Morgan Stanley & Company, Inc. 3.23%, 8/11/05	479,569
Total Commercial Paper (cost $2,337,690)		2,337,690

See Notes to Schedules of Investments and Financial Statements.

Janus Adviser Series July 31, 2005 97

Janus Adviser Flexible Bond Fund

Schedule of Investments

As of July 31, 2005

Shares or Principal Amount		Value
Other Securities - 0.7%
382,351	State Street Navigator Securities Lending Prime Portfolio† (cost $382,351)	$382,351
Repurchase Agreement - 2.4%
$1,400,000	Banc of America Securities LLC, 3.3325% dated 7/29/05, maturing 8/1/05 to be repurchased at $1,400,389 collateralized by $1,458,792 in U.S. Government Agencies 4.00% - 6.50%, 2/25/17 - 7/15/35 with a value of $1,428,000 (cost $1,400,000)	1,400,000
Total Investments (total cost $62,387,060) – 106.9%		62,367,276
Liabilities, net of Cash, Receivables and Other Assets – (6.9)%		(4,019,449)
Net Assets – 100%		$58,347,827

Financial Futures - Short

9	Contracts	U.S. Treasury - 10-year Note expires September 2005, principal amount $1,001,814, value $998,859 cumulative appreciation	$(2,955)

Summary of Investments by Country

Country	Value	% of Investment Securities
Australia	$117,906	0.2%
Belgium	149,392	0.2%
Bermuda	231,077	0.4%
Canada	489,726	0.8%
Cayman Islands	102,139	0.2%
Japan	99,624	0.2%
Luxembourg	430,860	0.7%
Mexico	134,258	0.2%
Netherlands	594,090	0.9%
Sweden	125,996	0.2%
United Kingdom	90,625	0.1%
United States††	59,801,583	95.9%
Total	$62,367,276	100.0%

†† Includes Short-Term Securities (89.3% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 1/27/06	255,000	$312,063	$745

See Notes to Schedules of Investments and Financial Statements.

98 Janus Adviser Series July 31, 2005

Janus Adviser Money Market Fund (unaudited)

J. Eric Thorderson - portfolio manager

Average Annual Total Return
for the period ended July 31, 2005

A Shares
Calendar Year-to-Date	1.38%
1 Year	1.70%
5 Year	1.55%
10 Year	2.96%
Since Inception*	3.01%
C Shares
Calendar Year-to-Date	1.37%
1 Year	1.95%
5 Year	1.71%
10 Year	2.93%
Since Inception*	2.95%
I Shares
Calendar Year-to-Date	1.23%
1 Year	1.70%
5 Year	1.85%
10 Year	3.17%
Since Inception*	3.20%

Seven Day Current Yield
A Shares
With Reimbursement	2.87%
Without Reimbursement	1.58%
C Shares
With Reimbursement	2.87%
Without Reimbursement	1.59%
I Shares
With Reimbursement	2.62%
Without Reimbursement	1.34%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 1-800-525-0020 or visit www.janus.com for performance current to the most recent month-end. Total return includes reinvestment of dividends and distributions.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated.

See "Explanations of Charts, Tables and Financial Statements."

Class I Shares of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of a portfolio of Janus Aspen Series into the Fund. Returns of the reorganized Fund reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.)

Performance shown for Class C Shares prior to September 30, 2002, reflects the historical performance of the Funds' Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Shares' predecessor fund and its classes of shares. All performance shown has been restated based on Class C Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class A Shares prior to September 30, 2004, reflects the historical performance of the Fund's Class I Shares, which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000, reflects that of Class I Share's predecessor fund and its classes of shares. All performance shown has been restated based on Class A Share's estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

The yield more closely reflects the current earnings of Janus Adviser Money Market Fund than the total return.

Janus Capital has contractually agreed to waive the Fund's total operating expenses to the levels indicated in the prospectus until at least December 1, 2006. Without such waivers, yields and total returns would have been lower.

Janus Distributors LLC has agreed to a 12b-1 waiver to the levels indicated in the prospectus until at least December 1, 2006.

There is no assurance that the investment process will consistently lead to successful investing.

*The predecessor fund's inception date - May 1, 1995.

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,003.00	$3.08
Hypothetical (5% return before expenses)	$1,000.00	$1,021.72	$3.11
Expense Example - C Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,003.00	$3.03
Hypothetical (5% return before expenses)	$1,000.00	$1,021.77	$3.06
Expense Example - I Shares	Beginning Account Value (2/1/05)	Ending Account Value (7/31/05)	Expenses Paid During Period (2/1/05-7/31/05)*
Actual	$1,000.00	$1,011.00	$4.34
Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.36

*Expenses are equal to the annualized expense ratio of 0.62% for A Shares, 0.61% for C Shares and 0.87% for I Shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

Janus Adviser Series July 31, 2005 99

Janus Adviser Money Market Fund

Schedule of Investments

As of July 31, 2005

Principal Amount		Value
Commercial Paper - 21.4%
$500,000	Check Point Charlie, Inc., 3.09%, 8/24/05 (Section 4(2))	$499,013
565,000	CIT Group, Inc., 3.12%, 8/1/05	565,000
500,000	Dorada Finance, Inc., 3.15%, 8/12/05	499,519
600,000	Rhineland Funding Capital Corp., 3.23%, 8/12/05 (Section 4(2))	599,408
Total Commercial Paper (cost $2,162,940)		2,162,940
Taxable Variable Rate Demand Notes - 59.4%
550,000	Advocare of South Carolina, Inc. 3.43%, 6/1/17	550,000
520,000	Arapahoe County, Colorado, Industrial Development Revenue, (Cottrell), Series B 3.61%, 10/1/19	520,000
310,000	Breckenridge Terrace LLC 3.54%, 5/1/39	310,000
200,000	Capel, Inc., 3.48%, 9/1/09	200,000
350,000	Colorado Housing Facilities Revenue (Tenderfoot Seasonal Housing LLC) Series A, 3.54%, 7/1/35	350,000
1,740,000	Cunat Capital Corp., Series 1998-A 3.74%, 12/1/28	1,740,000
190,000	Medical Properties, Inc., North Dakota (Dakota Clinic Project) 3.39%, 12/22/24	190,000
250,000	Montgomery, Alabama Industrial Development Board of Revenue, (Jenkins Brick Co.), Series A 3.4216%, 9/1/14	250,000
880,000	New Jersey Economic Development Authority Revenue, (Four Woodbury Project), Series B 3.82%, 5/1/31	880,000
345,000	Ohio State Higher Education Facilities Revenue, (Columbus College Project) Series 2003A 3.60%, 9/1/07	345,000
160,000	Phoenix, Illinois Realty Special Account Multifamily Revenue, (Brightons Mark) 3.70%, 4/1/20	160,000
300,000	Saint Joseph, Missouri Industrial Development Authority Revenue (Albaugh, Inc. Project), Series B 4.05%, 11/1/19	300,000
200,000	West Covina, California Public Financing Authority Tax Allocation Revenue 3.57% 11/1/29	200,000
Total Taxable Variable Rate Demand Notes (cost $5,995,000)		5,995,000

Principal Amount		Value
Repurchase Agreement - 18.8%
$1,900,000	Banc of America Securities LLC, 3.3325% dated 7/29/05, maturing 8/1/05 to be repurchased at $1,900,528 collateralized by $1,979,789 in U.S. Government Agencies 4.00% - 6.50%, 2/25/17 - 7/15/35 with a value of $1,938,000 (cost $1,900,000)	$1,900,000
Total Investments (total cost $10,057,940) – 99.6%		10,057,940
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		43,932
Net Assets – 100%		$10,101,872

See Notes to Schedules of Investments and Financial Statements.

100 Janus Adviser Series July 31, 2005

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Janus Adviser Series July 31, 2005 101

Statements of Assets and Liabilities

As of July 31, 2005 (all numbers in thousands except net asset value per share)	Janus Adviser Large Cap Growth Fund(1)	Janus Adviser Forty Fund(2)		Janus Adviser Mid Cap Growth Fund		Janus Adviser Growth and Income Fund	Janus Adviser Core Equity Fund	Janus Adviser Balanced Fund		Janus Adviser Risk-Managed Growth Fund	Janus Adviser Risk-Managed Core Fund
Assets:
Investments at cost(4)	$178,590	$756,657		$74,793		$192,686	$38,365	$564,344		$90,135	$21,852
Investments at value(4)	$222,760	$1,137,789		$106,440		$236,255	$45,760	$625,505		$91,924	$24,202
Repurchase agreements	1,700	24,900		2,700		1,300	1,900	23,800		5,600	400
Cash	333	480		260		207	66	271		285	160
Cash denominated in foreign currency(5)	–	–		1		–	–	110		–	–
Receivables:
Investments sold	2,151	18,640		233		9,294	–	707		–	–
Fund shares sold	162	2,437		75		85	14	262		178	620
Dividends	119	573		45		243	36	360		33	29
Interest	2	11		2		1	1	3,428		2	–
Due from adviser	–	–		–		–	–	–		–	–
Other assets	–	2		–		–	–	–		–	–
Variation margin	–	–		–		–	–	–		–	–
Forward currency contracts	158	–		–		87	23	140		–	–
Total Assets	227,385	1,184,832		109,756		247,472	47,800	654.583		98,022	25,411
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	4,559	39,398		9,043		15,328	–	38,933		–	–
Investments purchased	1,260	–		391		6,240	1,750	–		–	261
Fund shares repurchased	1,668	3,927		624		172	8	2,139		48	–
Dividends	–	–		–		–	–	–		–	–
Advisory fees	115	617		43		118	15	278		36	1
Transfer agent fees and expenses	1	2		2		2	1	3		1	1
Administrative services fees - I Shares	47	230		20		46	8	126		15	2
Administrative services fees - R Shares	–	–		–		–	–	–		–	–
Distribution fees - A Shares	–	6		–		–	–	–		3	1
Distribution fees - C Shares	2	20		2		7	7	15		8	8
Distribution fees - I Shares	47	230		20		46	8	126		15	2
Distribution fees - R Shares	–	–		–		–	–	–		–	–
Networking fees - A Shares	–	–		–		–	–	–		–	–
Networking fees - C Shares	2	11		2		9	6	15		5	4
Foreign tax liability	–	–		–		–	–	–		–	–
Non–interested Trustees' fees and expenses	–	–		–		–	–	1		2	5
Accrued expenses	38	72		18		30	38	29		39	48
Variation margin	–	–		–		–	–	–		38	–
Forward currency contracts	–	–		–		1	–	9		–	–
Total Liabilities	7,739	44,513		10,165		21,999	1,841	41,674		210	333
Net Assets	$219,646	$1,140,319		$99,591		$225,473	$45,959	$612,909		$97,812	$25,078
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$263,500	$846,599		$158,543		$182,696	$33,126	$526,867		$86,456	$20,955
Undistributed net investment income/(loss)*	(1)	–		–		187	55	1,397		48	73
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(89,881)	(112,312)		(93,299)		(2,368)	3,461	(447)		3,830	1,299
Unrealized appreciation/(depreciation) of investments and foreign currency translations	46,028	406,032		34,347		44,958	9,317	85,092		7,478	2,751
Total Net Assets	$219,646	$1,140,319		$99,591		$225,473	$45,959	$612,909		$97,812	$25,078
Net Assets - A Shares	$20	$30,042		$325		$158	$64	$75		$12,887	$3,455
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1	1,096		12		9	3	3		967	248
Maximum Offering Price Per Share(7)(8)	$22.35	$29.08		$28.43		$18.35	$20.77	$27.53		$14.14	$14.77
Net Asset Value Per Share	$21.07	$27.41		$26.79		$17.29	$19.58	$25.95		$13.32	$13.92
Net Assets - C Shares	$2,258	$24,766		$2,740		$9,009	$8,759	$17,764		$10,170	$9,497
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	107	909		103		520	450	676		777	694
Net Asset Value Per Share and Redemption Price per Share(9)	$21.13	$27.25		$26.57		$17.33	$19.48	$26.27		$13.10	$13.69
Net Assets - I Shares	$217,357	$1,085,499		$96,514		$216,294	$37,124	$595,059		$74,744	$12,114
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,340	39,710		3,611		12,504	1,900	22,942		5,630	873
Net Asset Value Per Share	$21.02	$27.34		$26.73		$17.30	$19.54	$25.94		$13.28	$13.88
Net Assets - R Shares	$11	$12		$12		$12	$12	$11		$11	$12
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1	448	**	460	**	1	1	425	**	1	1
Net Asset Value Per Share and Redemption Price per Share	$20.98	$27.28		$26.68		$17.28	$19.49	$25.92		$13.24	$13.86

*See Note 3 in Notes to Financial Statements.

**Shares outstanding are not in thousands.

  (1)  Formerly named Janus Adviser Growth Fund.

  (2)  Formerly named Janus Adviser Capital Appreciation Fund.

  (3)  Formerly named Janus Adviser Flexible Income Fund.

  (4)  Investments at cost and value include $4,434,381, $38,513,619, $8,831,938, $14,916,997, $37,807,561, $41,634,442, $10,020,765, $4,741,371 and $374,952 of securities loaned for Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Balanced Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Mid Cap Value Fund and Janus Adviser Flexible Bond Fund, respectively (Note 1).

  (5)  Includes cost of $457, $109,485, $49,034 and $2,635 for Janus Adviser Mid Cap Growth Fund, Janus Adviser Balanced Fund, Janus Adviser Worldwide Fund and Janus Adviser Foreign Stock Fund, respectively.

See Notes to Financial Statements.

102 Janus Adviser Series July 31, 2005

As of July 31, 2005 (all numbers in thousands except net asset value per share)	Janus Adviser Mid Cap Value Fund	Janus Adviser Small Company Value Fund	Janus Adviser Worldwide Fund		Janus Adviser International Growth Fund		Janus Adviser Foreign Stock Fund	Janus Adviser Flexible Bond Fund(3)	Janus Adviser Money Market Fund
Assets:
Investments at cost(4)	$77,010	$19,655	$453,730		$228,403		$2,737	$62,387	$10,058
Investments at value(4)	$70,405	$22,590	$511,268		$308,137		$3,326	$60,967	$8,158
Repurchase agreements	13,900	3,000	–		2,200		200	1,400	1,900
Cash	36	139	6		123		51	88	63
Cash denominated in foreign currency(5)	–	–	49		–		2	–	–
Receivables:
Investments sold	423	188	739		5,659		–	2,990	–
Fund shares sold	1,280	162	90		312		33	37	–
Dividends	32	9	685		529		3	–	–
Interest	4	1	7		2		–	610	18
Due from adviser	–	–	–		–		15	–	12
Other assets	2	1	–		–		–	7	–
Variation margin	–	–	–		–		–	3	–
Forward currency contracts	–	–	–		–		–	1	–
Total Assets	86,082	26,090	512,844		316,962		3,630	66,103	10,151
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	4,872	–	43,130		10,517		–	382	–
Investments purchased	1,989	421	19		3,588		–	6,506	–
Fund shares repurchased	208	9	6,758		2,721		–	791	1
Dividends	–	–	–		–		–	5	–
Advisory fees	37	12	247		161		2	17	2
Transfer agent fees and expenses	–	3	4		2		1	2	1
Administrative services fees - I Shares	9	4	100		62		1	11	2
Administrative services fees - R Shares	–	–	–		–		–	–	–
Distribution fees - A Shares	5	–	–		–		–	–	–
Distribution fees - C Shares	7	1	1		2		–	5	–
Distribution fees - I Shares	9	4	100		62		1	11	2
Distribution fees - R Shares	–	–	–		–		–	–	–
Networking fees - A Shares	–	–	–		–		–	–	–
Networking fees - C Shares	2	–	1		1		–	7	–
Foreign tax liability	–	–	–		295		–	–	–
Non–interested Trustees' fees and expenses	–	3	2		–		3	1	1
Accrued expenses	28	40	128		61		33	17	40
Variation margin	8	–	–		–		–	–	–
Forward currency contracts	–	–	–		–		–	–	–
Total Liabilities	7,174	497	50,490		17,472		41	7,755	49
Net Assets	$78,908	$25,593	$462,354		$299,490		$3,589	$58,348	$10,102
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$70,048	$18,900	$730,434		$338,350		$2,865	$57,995	$10,102
Undistributed net investment income/(loss)*	105	–	2,490		1,325		11	39	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	1,287	759	(328,103)		(121,826)		(76)	330	–
Unrealized appreciation/(depreciation) of investments and foreign currency translations	7,468	5,934	57,533		81,641	(6)	789	(16)	–
Total Net Assets	$78,908	$25,593	$462,354		$299,490		$3,589	$58,348	$10,102
Net Assets - A Shares	$25,884	$18	$40		$82		$262	$76	$10
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,609	1	1		3		20	6	10
Maximum Offering Price Per Share(7)(8)	$17.07	$15.58	$29.18		$33.24		$14.02	$12.73	N/A
Net Asset Value Per Share	$16.09	$14.68	$27.50		$31.33		$13.21	$12.12	$1.00
Net Assets - C Shares	$9,700	$762	$795		$2,448		$101	$5,561	$10
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	609	53	29		77		8	460	10
Net Asset Value Per Share and Redemption Price per Share(9)	$15.92	$14.48	$27.80		$31.92		$13.25	$12.08	$1.00
Net Assets - I Shares	$42,637	$22,472	$461,508		$296,948		$3,215	$52,701	$10,082
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,656	1,533	16,799		9,494		244	4,347	10,082
Net Asset Value Per Share	$16.05	$14.66	$27.47		$31.28		$13.19	$12.12	$1.00
Net Assets - R Shares	$687	$2,341	$11		$12		$11	$10	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	43	160	403	**	406	**	1	1	N/A
Net Asset Value Per Share and Redemption Price per Share	$16.04	$14.63	$27.42		$31.23		$13.16	$12.12	N/A

  (6)  Net of foreign taxes on investments of $294,604 for Janus Adviser International Growth Fund.

  (7)  Maximum offering price is computed at 100/94.25 of net asset value. Not applicable to Janus Adviser Money Market Fund or Janus Adviser Flexible Bond Fund.

  (8)  Maximum offering price is computed at 100/95.25 of net asset value for Janus Adviser Flexible Bond Fund only.

  (9)  Redemption price per share may be reduced for any applicable Janus contingent deferred sales charge.

Janus Adviser Series July 31, 2005 103

Statements of Operations

For the fiscal year ended July 31, 2005 (all numbers in thousands)	Janus Adviser Large Cap Growth Fund(1)	Janus Adviser Forty Fund(2)	Janus Adviser Mid Cap Growth Fund	Janus Adviser Growth and Income Fund	Janus Adviser Core Equity Fund	Janus Adviser Balanced Fund	Janus Adviser Risk-Managed Growth Fund	Janus Adviser Risk-Managed Core Fund
Investment Income:
Interest	$132	$1,455	$40	$77	$32	$12,369	$100	$4
Securities loaned income	25	31	8	19	–	75	–	–
Dividends	2,341	8,922	626	3,509	579	5,741	689	276
Foreign tax withheld	(23)	(33)	(4)	(69)	(13)	(98)	–	–
Total Investment Income	2,475	10,375	670	3,536	598	18,087	789	280
Expenses:
Advisory fees	1,715	7,068	654	1,412	249	3,741	325	80
Transfer agent fees and expenses	10	16	10	14	8	17	6	6
Registration fees	69	68	61	72	72	55	66	69
Custodian fees	25	25	9	21	10	29	25	18
Professional fees	18	12	12	13	17	14	16	15
Non-interested Trustees' fees and expenses	15	25	13	15	12	26	14	16
Printing expenses	18	21	16	15	17	22	9	14
System fees	23	26	24	23	23	24	23	24
Legal fees	14	16	12	15	12	13	16	16
Distribution fees - A Shares**	–	16	–	–	–	–	6	2
Distribution fees - C Shares	23	188	23	100	86	192	62	64
Distribution fees - I Shares	664	2,698	249	544	82	1,652	141	22
Distribution fees - R Shares**	–	–	–	–	–	–	–	–
Administrative services fees - I Shares	664	2,698	249	544	82	1,652	141	22
Administrative services fees - R Shares**	–	–	–	–	–	–	–	–
Networking fees - A Shares**	–	–	–	–	–	–	–	–
Networking fees - C Shares	2	14	2	10	8	18	5	5
Other expenses	13	33	5	8	1	29	1	–
Non-recurring costs (Note 2)	–	–	–	–	–	–	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	–	–	–	–	–	–
Total Expenses	3,273	12,924	1,339	2,806	679	7,484	856	373
Expense and Fee Offset	(3)	(8)	(2)	(3)	(2)	(9)	(1)	(1)
Net Expenses	3,270	12,916	1,337	2,803	677	7,475	855	372
Excess Expense Reimbursement	(149)	(13)	(151)	–	(136)	(102)	(114)	(165)
Net Expenses after Expense Reimbursement	3,121	12,903	1,186	2,803	541	7,373	741	207
Net Investment Income/(Loss)	(646)	(2,528)	(516)	733	57	10,714	48	73
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	14,540	71,810	12,431	22,359	4,378	49,775	5,032	1,741
Net realized gain/(loss) from foreign currency transactions	(167)	–	–	(124)	(74)	(841)	–	–
Net realized gain/(loss) from futures contracts	–	–	–	–	–	–	191	–
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	12,663	205,930	12,066	19,376	3,547	22,548	4,886	1,358
Payment from affiliate (Note 2)	1	3	–	1	–	8	–	–
Net Realized and Unrealized Gain/Loss on Investments	27,037	277,743	24,497	41,612	7,851	71,490	10,109	3,099
Net Increase/(Decrease) in Net Assets Resulting from Operations	$26,391	$275,215	$23,981	$42,345	$7,908	$82,204	$10,157	$3,172

  **A Shares and R Shares commenced operations on September 30, 2004.

  (1)  Formerly named Janus Adviser Growth Fund.

  (2)  Formerly named Janus Adviser Capital Appreciation Fund.

  (3)  Formerly named Janus Adviser Flexible Income Fund.

  (4)  Includes $1,328,648 of realized gains resulting from a redemption in kind for Janus Adviser Flexible Bond Fund.

  (5)  Net of foreign taxes on investments of $294,604 for Janus Adviser International Growth Fund.

See Notes to Financial Statements.

104 Janus Adviser Series July 31, 2005

For the fiscal year ended July 31, 2005 (all numbers in thousands)	Janus Adviser Mid Cap Value Fund	Janus Adviser Small Company Value Fund	Janus Adviser Worldwide Fund	Janus Adviser International Growth Fund	Janus Adviser Foreign Stock Fund	Janus Adviser Flexible Bond Fund(3)	Janus Adviser Money Market Fund
Investment Income:
Interest	$196	$12	$659	$65	$8	$3,214	$349
Securities loaned income	2	–	123	93	–	11	–
Dividends	481	286	9,986	5,767	65	41	–
Foreign tax withheld	(1)	–	(453)	(505)	(4)	–	–
Total Investment Income	678	298	10,315	5,420	69	3,266	349
Expenses:
Advisory fees	287	144	3,519	1,907	21	343	35
Transfer agent fees and expenses	9	26	16	11	5	9	5
Registration fees	61	56	61	65	59	60	53
Custodian fees	14	9	123	132	7	13	7
Professional fees	10	13	23	30	9	11	12
Non-interested Trustees' fees and expenses	12	14	24	15	13	12	13
Printing expenses	14	17	15	26	18	16	21
System fees	25	25	21	23	29	24	20
Legal fees	12	11	12	15	15	13	15
Distribution fees - A Shares**	14	–	–	–	–	–	–
Distribution fees - C Shares	40	5	8	21	1	78	–
Distribution fees - I Shares	87	47	1,464	739	8	152	35
Distribution fees - R Shares**	2	–	–	–	–	–	N/A
Administrative services fees - I Shares	87	47	1,464	739	8	152	35
Administrative services fees - R Shares**	1	–	–	–	–	–	N/A
Networking fees - A Shares**	–	–	–	–	–	–	N/A
Networking fees - C Shares	2	–	1	2	–	8	N/A
Other expenses	2	2	25	11	1	3	–
Non-recurring costs (Note 2)	–	–	–	–	–	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	–	–	–	–	–
Total Expenses	679	416	6,776	3,736	194	894	251
Expense and Fee Offset	(1)	(1)	(13)	(9)	(1)	(2)	(1)
Net Expenses	678	415	6,763	3,727	193	892	250
Excess Expense Reimbursement	(114)	(73)	(14)	(52)	(135)	(134)	(130)
Net Expenses after Expense Reimbursement	564	342	6,749	3,675	58	758	120
Net Investment Income/(Loss)	114	(44)	3,566	1,745	11	2,508	229
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	2,662	838	42,206	50,048	213	1,073 (4)	–
Net realized gain/(loss) from foreign currency transactions	–	–	(4,003)	(335)	(5)	41	–
Net realized gain/(loss) from futures contracts	124	–	–	–	–	(418)	–
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	6,141	3,551	18,696	31,291 (5)	86	(372)	–
Payment from affiliate (Note 2)	3	–	2	6	–	–	–
Net Realized and Unrealized Gain/Loss on Investments	8,930	4,389	56,901	81,010	294	324	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	$9,044	$4,345	$60,467	$82,755	$305	$2,832	$229

Janus Adviser Series July 31, 2005 105

Statements of Changes in Net Assets

For the fiscal year ended July 31	Janus Adviser Large Cap Growth Fund(1)		Janus Adviser Forty Fund(2)		Janus Adviser Mid Cap Growth Fund
(all numbers in thousands)	2005	2004	2005	2004	2005	2004
Operations:
Net investment income/(loss)	$(646)	$(1,568)	$(2,528)	$(3,249)	$(516)	$(1,440)
Net realized gain/(loss) from investment and foreign currency transactions	14,373	10,237	71,810	(13,381)	12,431	54,317
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	12,663	29,913	205,930	109,245	12,066	(11,087)
Payment from affiliate (Note 2)	1	3	3	1	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	26,391	38,585	275,215	92,616	23,981	41,790
Dividends and Distributions to Shareholders:
Net investment income*
A Shares**	–	N/A	–	N/A	–	N/A
C Shares	–	–	–	–	–	–
I Shares	–	–	–	–	–	–
R Shares**	–	N/A	–	N/A	–	N/A
Net realized gain from investment transactions*
A Shares**	–	N/A	–	N/A	–	N/A
C Shares	–	–	–	–	–	–
I Shares	–	–	–	–	–	–
R Shares**	–	N/A	–	N/A	–	N/A
Net Decrease from Dividends and Distributions	–	–	–	–	–	–
Capital Share Transactions:
Shares sold
A Shares**	18	N/A	28,421	N/A	308	N/A
C Shares	96	639	6,684	2,305	560	1,488
I Shares	50,577	105,513	342,086	307,834	39,291	46,248
R Shares**	10	N/A	10	N/A	10	N/A
Reinvested dividends and distributions
A Shares**	–	N/A	–	N/A	–	N/A
C Shares	–	–	–	–	–	–
I Shares	–	–	–	–	–	–
R Shares**	–	N/A	–	N/A	–	N/A
Shares repurchased(3)
A Shares**	–	N/A	(889)	N/A	(11)	N/A
C Shares	(557)	(1,283)	(2,440)	(9,135)	(282)	(190)
I Shares	(187,288)	(220,722)	(552,531)	(440,544)	(65,761)	(255,371)
R Shares**	–	N/A	–	N/A	–	N/A
Net Increase/(Decrease) from Capital Share Transactions	(137,144)	(115,853)	(178,659)	(139,540)	(25,885)	(207,825)
Net Increase/(Decrease) in Net Assets	(110,753)	(77,268)	96,556	(46,924)	(1,904)	(166,035)
Net Assets:
Beginning of period	330,399	407,667	1,043,763	1,090,687	101,495	267,530
End of period	$219,646	$330,399	$1,140,319	$1,043,763	$99,591	$101,495
Undistributed net investment income/(loss)*	$(1)	$(12)	$–	$–	$–	$–

*See Note 3 in Notes to Financial Statements.

**A Shares and R Shares commenced operations on September 30, 2004.

  (1)  Formerly named Janus Adviser Growth Fund.

  (2)  Formerly named Janus Adviser Capital Appreciation Fund.

  (3)  During the fiscal year ended July 31, 2004, Janus Adviser Mid Cap Growth Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $136,849,679 on the date of redemption.

See Notes to Financial Statements.

106 Janus Adviser Series July 31, 2005

For the fiscal year ended July 31	Janus Adviser Growth and Income Fund		Janus Adviser Core Equity Fund		Janus Adviser Balanced Fund
(all numbers in thousands)	2005	2004	2005	2004	2005	2004
Operations:
Net investment income/(loss)	$733	$(147)	$57	$(102)	$10,714	$13,522
Net realized gain/(loss) from investment and foreign currency transactions	22,235	11,278	4,304	4,381	48,934	46,261
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	19,376	14,468	3,547	2,118	22,548	24,328
Payment from affiliate (Note 2)	1	–	–	–	8	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	42,345	25,599	7,908	6,397	82,204	84,111
Dividends and Distributions to Shareholders:
Net investment income*
A Shares**	–	N/A	–	N/A	(1)	N/A
C Shares	–	(1)	–	–	(211)	(203)
I Shares	(544)	(235)	–	–	(11,248)	(12,819)
R Shares**	–	N/A	–	N/A	–	N/A
Net realized gain from investment transactions*
A Shares**	–	N/A	–	N/A	–	N/A
C Shares	–	–	(253)	–	–	–
I Shares	–	–	(943)	–	–	–
R Shares**	–	N/A	–	N/A	–	N/A
Net Decrease from Dividends and Distributions	(544)	(236)	(1,196)	–	(11,460)	(13,022)
Capital Share Transactions:
Shares sold
A Shares**	161	N/A	79	N/A	100	N/A
C Shares	749	3,022	627	919	840	4,425
I Shares	46,850	64,868	8,162	8,927	94,331	219,171
R Shares**	10	N/A	10	N/A	10	N/A
Reinvested dividends and distributions
A Shares**	–	N/A	–	N/A	–	N/A
C Shares	–	1	192	–	154	148
I Shares	536	233	939	–	11,243	12,805
R Shares**	–	N/A	–	N/A	–	N/A
Shares repurchased(3)
A Shares**	(11)	N/A	(20)	N/A	(28)	N/A
C Shares	(5,294)	(5,286)	(2,639)	(3,272)	(6,012)	(17,281)
I Shares	(95,776)	(151,166)	(8,833)	(20,829)	(333,436)	(483,938)
R Shares**	–	N/A	–	N/A	–	N/A
Net Increase/(Decrease) from Capital Share Transactions	(52,775)	(88,328)	(1,483)	(14,255)	(232,798)	(264,670)
Net Increase/(Decrease) in Net Assets	(10,974)	(62,965)	5,229	(7,858)	(162,054)	(193,581)
Net Assets:
Beginning of period	236,447	299,412	40,730	48,588	774,963	968,544
End of period	$225,473	$236,447	$45,959	$40,730	$612,909	$774,963
Undistributed net investment income/(loss)*	$187	$(14)	$55	$(1)	$1,397	$2,158

Janus Adviser Series July 31, 2005 107

Statements of Changes in Net Assets (continued)

For the fiscal year ended July 31	Janus Adviser Risk-Managed Growth Fund		Janus Adviser Risk-Managed Core Fund		Janus Adviser Mid Cap Value Fund		Janus Adviser Small Company Value Fund
(all numbers in thousands)	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income/(loss)	$48	$(280)	$73	$(27)	$114	$19	$(44)	$(30)
Net realized gain/(loss) from investment and foreign currency transactions	5,032	3,185	1,741	1,352	2,662	1,802	838	1,564
Net realized gain/(loss) from futures contracts	191	299	–	–	124	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	4,886	1,395	1,358	627	6,141	673	3,551	802
Payment from affiliate (Note 2)	–	4	–	26	3	2	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	10,157	4,603	3,172	1,978	9,044	2,496	4,345	2,336
Dividends and Distributions to Shareholders:
Net investment income*
A Shares**	–	N/A	–	N/A	–	N/A	–	N/A
C Shares	–	–	–	–	–	–	–	–
I Shares	–	–	–	–	(22)	(5)	–	–
R Shares**	–	N/A	–	N/A	–	N/A	–	N/A
Net realized gain from investment transactions*
A Shares**	(1)	N/A	(6)	N/A	(17)	N/A	(1)	N/A
C Shares	(362)	(115)	(598)	(78)	(154)	(11)	(26)	(1)
I Shares	(3,568)	(983)	(884)	(115)	(1,647)	(233)	(1,097)	(187)
R Shares**	(1)	N/A	(1)	N/A	(1)	N/A	(1)	N/A
Net Decrease from Dividends and Distributions	(3,932)	(1,098)	(1,489)	(193)	(1,841)	(249)	(1,125)	(188)
Capital Share Transactions:
Shares sold
A Shares**	12,453	N/A	3,387	N/A	24,602	N/A	15	N/A
C Shares	4,517	360	3,407	5	7,404	1,415	375	434
I Shares	58,540	17,378	3,191	2,195	27,019	16,216	11,836	4,792
R Shares**	10	N/A	10	N/A	903	N/A	2,351	N/A
Redemption fees
I Shares	4	–	1	–	N/A	N/A	N/A	N/A
R Shares	–	–	–	–	N/A	N/A	N/A	N/A
Reinvested dividends and distributions
A Shares**	1	N/A	1	N/A	16	N/A	1	N/A
C Shares	363	115	590	78	142	10	25	1
I Shares	3,546	983	877	115	1,583	204	1,057	179
R Shares**	1	N/A	1	N/A	1	N/A	1	N/A
Shares repurchased
A Shares**	(108)	N/A	(96)	N/A	(260)	N/A	–	N/A
C Shares	(332)	(509)	(66)	(277)	(429)	(261)	(90)	(102)
I Shares	(38,800)	(9,045)	(166)	(3,201)	(14,879)	(2,362)	(8,444)	(5,292)
R Shares**	–	N/A	–	N/A	(284)	N/A	–	N/A
Net Increase/(Decrease) from Capital Share Transactions	40,195	9,282	11,137	(1,085)	45,818	15,222	7,127	12
Net Increase/(Decrease) in Net Assets	46,420	12,787	12,820	700	53,021	17,469	10,347	2,160
Net Assets:
Beginning of period	51,392	38,605	12,258	11,558	25,887	8,418	15,246	13,086
End of period	$97,812	$51,392	$25,078	$12,258	$78,908	$25,887	$25,593	$15,246
Undistributed net investment income/(loss)*	$48	$–	$73	$–	$105	$12	$–	$–

*See Note 3 in Notes to Financial Statements.

**A Shares and R Shares commenced operations on September 30, 2004

See Notes to Financial Statements.

108 Janus Adviser Series July 31, 2005

For the fiscal year ended July 31	Janus Adviser Worldwide Fund		Janus Adviser International Growth Fund		Janus Adviser Foreign Stock Fund
(all numbers in thousands)	2005	2004	2005	2004	2005	2004
Operations:
Net investment income/(loss)	$3,566	$2,333	$1,745	$1,832	$11	$(10)
Net realized gain/(loss) from investment and foreign currency transactions	38,203	154,857	49,713	93,739	208	79
Net realized gain/(loss) from futures contracts	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	18,696	(57,793)	31,291	3,885	86	584
Payment from affiliate (Note 2)	2	–	6	34	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	60,467	99,397	82,755	99,490	305	653
Dividends and Distributions to Shareholders:
Net investment income*
A Shares**	–	N/A	–	N/A	–	N/A
C Shares	–	(3)	(5)	(9)	–	–
I Shares	(2,268)	(6,588)	(1,897)	(4,011)	–	(7)
R Shares**	–	N/A	–	N/A	–	N/A
Net realized gain from investment transactions*
A Shares**	–	N/A	–	N/A	–	N/A
C Shares	–	–	–	–	–	–
I Shares	–	–	–	–	–	–
R Shares**	–	N/A	–	N/A	–	N/A
Net Decrease from Dividends and Distributions	(2,268)	(6,591)	(1,902)	(4,020)	–	(7)
Capital Share Transactions:
Shares sold
A Shares**	39	N/A	81	N/A	278	N/A
C Shares	27	253	570	843	42	–
I Shares	105,724	307,581	110,105	454,146	510	1,295
R Shares**	10	N/A	10	N/A	10	N/A
Redemption fees
I Shares	19	31	11	113	–	–
R Shares	–	–	–	–	–	–
Reinvested dividends and distributions
A Shares**	–	N/A	–	N/A	–	N/A
C Shares	–	2	4	7	–	–
I Shares	2,263	6,574	1,872	3,798	–	7
R Shares**	–	N/A	–	N/A	–	N/A
Shares repurchased
A Shares**	–	N/A	(5)	N/A	(12)	N/A
C Shares	(115)	(334)	(693)	(536)	(30)	–
I Shares	(413,720)	(822,167)	(192,812)	(731,991)	(464)	(1,368)
R Shares**	–	N/A	–	N/A	–	N/A
Net Increase/(Decrease) from Capital Share Transactions	(305,753)	(508,060)	(80,857)	(273,620)	334	(66)
Net Increase/(Decrease) in Net Assets	(247,554)	(415,254)	(4)	(178,150)	639	580
Net Assets:
Beginning of period	709,908	1,125,162	299,494	477,644	2,950	2,370
End of period	$462,354	$709,908	$299,490	$299,494	$3,589	$2,950
Undistributed net investment income/(loss)*	$2,490	$1,212	$1,325	$1,564	$11	$–

Janus Adviser Series July 31, 2005 109

Statements of Changes in Net Assets (continued)

For the fiscal year ended July 31	Janus Adviser Flexible Bond Fund(1)		Janus Adviser Money Market Fund
(all numbers in thousands)	2005	2004	2005	2004
Operations:
Net investment income/(loss)	$2,508	$3,762	$229	$65
Net realized gain/(loss) from investment and foreign currency transactions	1,114	1,424	–	–
Net realized gain/(loss) from futures contracts	(418)	600	–	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(372)	(1,020)	–	–
Payment from affiliate (Note 2)	–	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,832	4,766	229	65
Dividends and Distributions to Shareholders:
Net investment income*
A Shares**	(1)	N/A	–	N/A
C Shares	(302)	(482)	–	–
I Shares	(2,624)	(3,279)	(229)	(65)
R Shares**	–	N/A	N/A	N/A
Net realized gain from investment transactions*
A Shares**	–	N/A	–	N/A
C Shares	(112)	(211)	–	–
I Shares	(778)	(1,243)	–	–
R Shares**	–	N/A	N/A	N/A
Net Decrease from Dividends and Distributions	(3,817)	(5,215)	(229)	(65)
Capital Share Transactions:
Shares sold
A Shares**	86	N/A	15	N/A
C Shares	402	2,331	52	102
I Shares	14,646	26,545	7,057	9,896
R Shares**	10	N/A	N/A	N/A
Reinvested dividends and distributions
A Shares**	1	N/A	–	N/A
C Shares	227	345	–	–
I Shares	3,366	4,404	226	64
R Shares**	1	N/A	N/A	N/A
Shares repurchased(2)
A Shares**	(11)	N/A	(5)	N/A
C Shares	(4,742)	(13,124)	(79)	(238)
I Shares	(34,757)	(61,379)	(13,724)	(13,821)
R Shares**	–	N/A	N/A	N/A
Net Increase/(Decrease) from Capital Share Transactions	(20,771)	(40,878)	(6,458)	(3,997)
Net Increase/(Decrease) in Net Assets	(21,756)	(41,327)	(6,458)	(3,997)
Net Assets:
Beginning of period	80,104	121,431	16,560	20,557
End of period	$58,348	$80,104	$10,102	$16,560
Undistributed net investment income/(loss)*	$39	$382	$–	$–

*See Note 3 in Notes to Financial Statements.

**A Shares and R Shares commenced operations on September 30, 2004.

  (1)  Formerly named Janus Adviser Flexible Income Fund.

  (2)  During the fiscal year ended July 31, 2005, Janus Adviser Flexible Bond Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $3,973,841 on the date of redemption.

See Notes to Financial Statements.

110 Janus Adviser Series July 31, 2005

Financial Highlights – A Shares

For a share outstanding during the period ended July 31, 2005	Janus Adviser Large Cap Growth Fund(1) 2005(3)	Janus Adviser Forty Fund(2) 2005(3)
Net Asset Value, Beginning of Period	$18.80	$22.32
Income from Investment Operations:
Net investment income/(loss)	.05	.02
Net gain/(loss) on securities (both realized and unrealized)	2.22	5.07
Total from Investment Operations	2.27	5.09
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$21.07	$27.41
Total Return**	12.07%	22.80%
Net Assets, End of Period (in thousands)	$20	$30,042
Average Net Assets for the Period (in thousands)	$14	$7,814
Ratio of Gross Expenses to Average Net Assets***(4)	0.91%	0.92%
Ratio of Net Expenses to Average Net Assets***(4)	0.91%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.07%	0.13%
Portfolio Turnover Rate***	62%	45%

For a share outstanding during the period ended July 31, 2005	Janus Adviser Mid Cap Growth Fund 2005(3)	Janus Adviser Growth and Income Fund 2005(3)
Net Asset Value, Beginning of Period	$21.75	$14.64
Income from Investment Operations:
Net investment income/(loss)	.04	.07
Net gain/(loss) on securities (both realized and unrealized)	5.00	2.65
Total from Investment Operations	5.04	2.72
Less Distributions:
Dividends (from net investment income)*	–	(.07)
Distributions (from capital gains)*	–	–
Total Distributions	–	(.07)
Net Asset Value, End of Period	$26.79	$17.29
Total Return**	23.17%	18.62%
Net Assets, End of Period (in thousands)	$325	$158
Average Net Assets for the period (in thousands)	$164	$72
Ratio of Gross Expenses to Average Net Assets***(4)	0.91%	0.98%
Ratio of Net Expenses to Average Net Assets***(4)	0.90%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.28)%	0.46%
Portfolio turnover rate***	32%	43%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Adviser Growth Fund.

(2)  Formerly named Janus Adviser Capital Appreciation Fund.

(3)  Period from September 30, 2004 (inception date) through July 31, 2005.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2005 111

Financial Highlights – A Shares (continued)

For a share outstanding during the period ended July 31, 2005	Janus Adviser Core Equity Fund 2005(1)	Janus Adviser Balanced Fund 2005(1)
Net Asset Value, Beginning of Period	$17.05	$23.80
Income from Investment Operations:
Net investment income/(loss)	.05	.30
Net gain/(loss) on securities (both realized and unrealized)	3.01	2.21
Total from Investment Operations	3.06	2.51
Less Distributions and Other:
Dividends (from net investment income)*	–	(.36)
Distributions (from capital gains)*	(.53)	–
Payment from affiliate	–	–	(2)
Total Distributions and Other	(.53)	(.36)
Net Asset Value, End of Period	$19.58	$25.95
Total Return**	18.19%	10.59	%(3)
Net Assets, End of Period (in thousands)	$64	$75
Average Net Assets for the Period (in thousands)	$50	$69
Ratio of Gross Expenses to Average Net Assets***(4)	0.96%	0.83%
Ratio of Net Expenses to Average Net Assets***(4)	0.95%	0.82%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.42%	1.81%
Portfolio Turnover Rate***	80%	47%

For a share outstanding during the period ended July 31, 2005	Janus Adviser Risk-Managed Growth Fund 2005(1)		Janus Adviser Risk-Managed Core Fund 2005(1)
Net Asset Value, Beginning of Period	$12.56		$13.18
Income from Investment Operations:
Net investment income/(loss)	–	(5)	.02
Net gain/(loss) on securities (both realized and unrealized)	1.59		2.20
Total from Investment Operations	1.59		2.22
Less Distributions:
Dividends (from net investment income)*	–		–
Distributions (from capital gains)*	(.88)		(1.48)
Payment from affiliate	.05		–
Total Distributions and Other	(.83)		(1.48)
Net Asset Value, End of Period	$13.32		$13.92
Total Return**	13.36	%(6)	17.66%
Net Assets, End of Period (in thousands)	$12,887		$3,455
Average Net Assets for the Period (in thousands)	$2,766		$825
Ratio of Gross Expenses to Average Net Assets***(4)	0.86%		0.87%
Ratio of Net Expenses to Average Net Assets***(4)	0.85%		0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.17%		0.90%
Portfolio Turnover Rate***	106%		80%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(3)  During the period ended July 31, 2005, Janus Capital and/or Janus Services LLC ("Janus Services") fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the period ended.

(6)  During the period ended July 31, 2005, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.49%.

See Notes to Financial Statements.

112 Janus Adviser Series July 31, 2005

For a share outstanding during the period ended July 31, 2005	Janus Adviser Mid Cap Value Fund 2005(1)		Janus Adviser Small Company Value Fund 2005(1)
Net Asset Value, Beginning of Period	$14.25		$12.94
Income from Investment Operations:
Net investment income/(loss)	.03		.01
Net gain/(loss) on securities (both realized and unrealized)	2.54		2.53
Total from Investment Operations	2.57		2.54
Less Distributions and Other:
Dividends (from net investment income)*	(.01)		–
Distributions (from capital gains)*	(.72)		(.80)
Payment from affiliate	–	(2)	–
Total Distributions and Other	(.73)		(.80)
Net Asset Value, End of Period	$16.09		$14.68
Total Return**	18.50	%(3)	20.26%
Net Assets, End of Period (in thousands)	$25,884		$18
Average Net Assets for the Period (in thousands)	$6,677		$13
Ratio of Gross Expenses to Average Net Assets***(4)	1.00%		1.50%
Ratio of Net Expenses to Average Net Assets***(4)	0.99%		1.49%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.49%		(0.12)%
Portfolio Turnover Rate***	71%		45%

For a share outstanding during the period ended July 31, 2005	Janus Adviser Worldwide Fund 2005(1)	Janus Adviser International Growth Fund 2005(1)
Net Asset Value, Beginning of Period	$24.88	$24.80
Income from Investment Operations:
Net investment income/(loss)	.23	.27
Net gain/(loss) on securities (both realized and unrealized)	2.52	6.45
Total from Investment Operations	2.75	6.72
Less Distributions:
Dividends (from net investment income)*	(.13)	(.19)
Distributions (from capital gains)*	–	–
Total Distributions	(.13)	(.19)
Net Asset Value, End of Period	$27.50	$31.33
Total Return**	11.05%	27.19%
Net Assets, End of Period (in thousands)	$40	$82
Average Net Assets for the Period (in thousands)	$21	$28
Ratio of Gross Expenses to Average Net Assets***(4)	0.91%	0.99%
Ratio of Net Expenses to Average Net Assets***(4)	0.90%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.18%	1.24%
Portfolio Turnover Rate***	33%	50%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(3)  During the period ended July 31, 2005, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2005 113

Financial Highlights – A Shares (continued)

For a share outstanding during the period ended July 31, 2005	Janus Adviser Foreign Stock Fund 2005(2)	Janus Adviser Flexible Bond Fund(1) 2005(2)
Net Asset Value, Beginning of Period	$11.78	$12.53
Income from Investment Operations:
Net investment income/(loss)	.06	.43
Net gain/(loss) on securities (both realized and unrealized)	1.37	(.24)
Total from Investment Operations	1.43	.19
Less Distributions and Other:
Dividends (from net investment income)*	–	(.44)
Distributions (from capital gains)*	–	(.16)
Payment from affiliate	–	–	(3)
Total Distributions and Other	–	(.60)
Net Asset Value, End of Period	$13.21	$12.12
Total Return**	12.14%	1.90	%(4)
Net Assets, End of Period (in thousands)	$262	$76
Average Net Assets for the Period (in thousands)	$108	$27
Ratio of Gross Expenses to Average Net Assets***(5)	1.59%	0.81%
Ratio of Net Expenses to Average Net Assets***(5)	1.49%	0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.42%	3.93%
Portfolio Turnover Rate***	17%	186	%(6)

For a share outstanding during the period ended July 31, 2005	Janus Adviser Money Market Fund 2005(2)
Net Asset Value, Beginning of Period	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02
Net gain/(loss) on securities (both realized and unrealized)	–
Total from Investment Operations	.02
Less Distributions:
Dividends (from net investment income)*	(.02)
Distributions (from capital gains)*	–
Total Distributions	(.02)
Net Asset Value, End of Period	$1.00
Total Return**	1.78%
Net Assets, End of Period (in thousands)	$10
Average Net Assets for the Period (in thousands)	$11
Ratio of Gross Expenses to Average Net Assets***(5)	0.62%
Ratio of Net Expenses to Average Net Assets***(5)	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.15%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Adviser Flexible Income Fund.

(2)  Period from September 30, 2004 (inception date) through July 31, 2005.

(3)  Payment by affiliate aggregated less than $.01 on a per share basis for the period ended.

(4)  During the period ended July 31, 2005, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 195%.

See Notes to Financial Statements.

114 Janus Adviser Series July 31, 2005

Financial Highlights – C Shares

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Large Cap Growth Fund(1)					Janus Adviser Forty Fund(2)
	2005		2004		2003(3)	2005	2004	2003(3)
Net Asset Value, Beginning of Period	$19.22		$17.68		$15.28	$21.21	$19.69	$18.00
Income from Investment Operations:
Net investment income/(loss)	(.13)		(.11)		(.01)	(.06)	(.16)	(.06)
Net gain/(loss) on securities (both realized and unrealized)	2.04		1.65		2.41	6.10	1.68	1.75
Total from Investment Operations	1.91		1.54		2.40	6.04	1.52	1.69
Less Distributions and Other:
Dividends (from net investment income)*	–		–		–	–	–	–
Distributions (from capital gains)*	–		–		–	–	–	–
Payment from affiliate	–	(4)	–	(4)	–	–	–	–
Total Distributions and Other	–		–		–	–	–	–
Net Asset Value, End of Period	$21.13		$19.22		$17.68	$27.25	$21.21	$19.69
Total Return**	9.94	%(5)	8.71	%(6)	15.84%	28.48%	7.72%	9.39%
Net Assets, End of Period (in thousands)	$2,258		$2,498		$2,880	$24,766	$15,818	$20,993
Average Net Assets for the Period (in thousands)	$2,311		$2,859		$1,567	$18,839	$19,307	$13,963
Ratio of Gross Expenses to Average Net Assets***(7)	1.66%		1.67%		1.67%	1.67%	1.67%	1.68%
Ratio of Net Expenses to Average Net Assets***(7)	1.66%		1.67%		1.67%	1.67%	1.67%	1.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.73)%		(0.89)%		(0.85)%	(0.72)%	(0.76)%	(0.71)%
Portfolio Turnover Rate***	62%		27%		43%	45%	38%	41%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Mid Cap Growth Fund			Janus Adviser Growth and Income Fund
	2005	2004	2003(3)	2005		2004	2003(3)
Net Asset Value, Beginning of Period	$21.06	$18.42	$15.27	$14.49		$13.39	$11.57
Income from Investment Operations:
Net investment income/(loss)	(.12)	.14	(.02)	(.10)		(.08)	(.01)
Net gain/(loss) on securities (both realized and unrealized)	5.63	2.50	3.17	2.94		1.18	1.83
Total from Investment Operations	5.51	2.64	3.15	2.84		1.10	1.82
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–		– (8)	– (8)
Distributions (from capital gains)*	–	–	–	–		–	–
Payment from affiliate	–	–	–	–	(4)	–	–
Total Distributions and Other	–	–	–	–		–	–
Net Asset Value, End of Period	$26.57	$21.06	$18.42	$17.33		$14.49	$13.39
Total Return**	26.16%	14.33%	20.63%	19.60	%(6)	8.22%	15.74%
Net Assets, End of Period (in thousands)	$2,740	$1,932	$530	$9,009		$11,753	$12,805
Average Net Assets for the Period (in thousands)	$2,281	$1,439	$350	$10,038		$13,658	$6,061
Ratio of Gross Expenses to Average Net Assets***(7)	1.65%	1.66%	1.66%	1.80%		1.72%	1.73%
Ratio of Net Expenses to Average Net Assets***(7)	1.65%	1.66%	1.66%	1.80%		1.72%	1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(1.00)%	(1.12)%	(1.07)%	(0.25)%		(0.53)%	(0.18)%
Portfolio Turnover Rate***	32%	30%	43%	43%		46%	37%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Adviser Growth Fund.

(2)  Formerly named Janus Adviser Capital Appreciation Fund.

(3)  Period from September 30, 2002 (inception date) through July 31, 2003.

(4)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(5)  During the fiscal year ended July 31, 2005, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(6)  During the fiscal year ended July 31, 2005 and/or fiscal year ended July 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(7)  See Note 4 in Notes to Financial Statements.

(8)  Dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2005 115

Financial Highlights – C Shares (continued)

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Core Equity Fund				Janus Adviser Balanced Fund
	2005		2004	2003(1)	2005		2004	2003(1)
Net Asset Value, Beginning of Period	$16.69		$14.74	$12.96	$23.72		$22.18	$20.88
Income from Investment Operations:
Net investment income/(loss)	(.08)		(.08)	(.03)	.29		.25	.15
Net gain/(loss) on securities (both realized and unrealized)	3.40		2.03	1.81	2.53		1.48	1.28
Total from Investment Operations	3.32		1.95	1.78	2.82		1.73	1.43
Less Distributions and Other:
Dividends (from net investment income)*	–		–	–	(.27)		(.19)	(.13)
Distributions (from capital gains)*	(.53)		–	–	–		–	–
Payment from affiliate	–	(2)	–	–	–	(2)	–	–
Total Distributions and Other	(.53)		–	–	(.27)		(.19)	(.13)
Net Asset Value, End of Period	$19.48		$16.69	$14.74	$26.27		$23.72	$22.18
Total Return**	20.12	%(3)	13.23%	13.73%	11.96	%(3)	7.79%	6.92%
Net Assets, End of Period (in thousands)	$8,759		$9,252	$10,261	$17,764		$20,822	$31,430
Average Net Assets for the Period (in thousands)	$8,621		$10,439	$6,671	$19,165		$26,404	$19,574
Ratio of Gross Expenses to Average Net Assets***(4)	1.70%		1.75%	2.10%	1.57%		1.66%	1.67%
Ratio of Net Expenses to Average Net Assets***(4)	1.70%		1.75%	2.09%	1.57%		1.66%	1.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.26)%		(0.61)%	(0.70)%	1.09%		0.92%	1.06%
Portfolio Turnover Rate***	80%		63%	71%	47%		92%	67%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Risk-Managed Growth Fund				Janus Adviser Risk-Managed Core Fund
	2005	2004		2003(5)	2005	2004		2003(5)
Net Asset Value, Beginning of Period	$12.14	$11.10		$10.00	$12.62	$10.86		$10.00
Income from Investment Operations:
Net investment income/(loss)	.02	(.06)		(.05)	.04	(.04)		(.02)
Net gain/(loss) on securities (both realized and unrealized)	1.82	1.40		1.15	2.51	2.00		.88
Total from Investment Operations	1.84	1.34		1.10	2.55	1.96		.86
Less Distributions and Other:
Dividends (from net investment income)*	–	–		–	–	–		–
Distributions (from capital gains)*	(.88)	(.30)		–	(1.48)	(.20)		–
Payment from affiliate	–	–	(2)	–	–	–	(2)	–
Total Distributions and Other	(.88)	(.30)		–	(1.48)	(.20)		–
Net Asset Value, End of Period	$13.10	$12.14		$11.10	$13.69	$12.62		$10.86
Total Return**	15.44%	12.16	%(6)	11.00%	21.00%	18.18	%(3)	8.60%
Net Assets, End of Period (in thousands)	$10,170	$5,016		$4,645	$9,497	$4,920		$4,423
Average Net Assets for the Period (in thousands)	$6,173	$4,804		$3,874	$6,403	$4,746		$3,838
Ratio of Gross Expenses to Average Net Assets***(4)	1.60%	1.89%		2.25%	1.61%	1.89%		2.25%
Ratio of Net Expenses to Average Net Assets***(4)	1.60%	1.89%		2.25%	1.60%	1.89%		2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.39)%	(1.06)%		(1.41)%	0.14%	(0.53)%		(0.71)%
Portfolio Turnover Rate***	106%	92%		62%	80%	74%		64%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2002 (inception date) through July 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended July 31, 2005 and/or the fiscal year July 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Period from January 2, 2003 (inception date) through July 31, 2003.

(6)  During the fiscal year ended July 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.49%.

See Notes to Financial Statements.

116 Janus Adviser Series July 31, 2005

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Mid Cap Value Fund					Janus Adviser Small Company Value Fund
	2005		2004		2003(1)	2005	2004		2003(2)
Net Asset Value, Beginning of Period	$13.82		$11.39		$10.00	$12.21	$10.56		$8.89
Income from Investment Operations:
Net investment income/(loss)	.01		(.01)		(.02)	(.04)	(.03)		.01
Net gain/(loss) on securities (both realized and unrealized)	2.80		2.67		1.41	3.11	1.79		1.66
Total from Investment Operations	2.81		2.66		1.39	3.07	1.76		1.67
Less Distributions and Other:
Dividends (from net investment income)*	–		–		–	–	–		–
Distributions (from capital gains)*	(.72)		(.24)		–	(.80)	(.15)		–
Payment from affiliate	.01		.01		–	–	.04		–
Total Distributions and Other	(.71)		(.23)		–	(.80)	(.11)		–
Net Asset Value, End of Period	$15.92		$13.82		$11.39	$14.48	$12.21		$10.56
Total Return**	20.84	%(3)	23.59	%(4)	13.90%	25.78%	17.10	%(4)	18.79%
Net Assets, End of Period (in thousands)	$9,700		$1,868		$608	$762	$357		$18
Average Net Assets for the Period (in thousands)	$4,035		$817		$313	$512	$191		$12
Ratio of Gross Expenses to Average Net Assets***(5)	1.74%		1.86%		2.26%	2.25%	2.25%		2.25%
Ratio of Net Expenses to Average Net Assets***(5)	1.74%		1.86%		2.25%	2.24%	2.25%		2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.24)%		(0.38)%		(0.91)%	(0.73)%	(0.74)%		(2.30)%
Portfolio Turnover Rate***	71%		63%		157%	45%	67%		45%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Worldwide Fund			Janus Adviser International Growth Fund
	2005	2004	2003(6)	2005	2004		2003(6)
Net Asset Value, Beginning of Period	$25.31	$23.79	$21.37	$24.30	$20.23		$17.92
Income from Investment Operations:
Net investment income/(loss)	.03	(.10)	.09	.01	.01		.06
Net gain/(loss) on securities (both realized and unrealized)	2.46	1.69	2.33	7.67	4.19		2.25
Total from Investment Operations	2.49	1.59	2.42	7.68	4.20		2.31
Less Distributions and Other:
Dividends (from net investment income)*	–	(.07)	–	(.06)	(.13)		–
Distributions (from capital gains)*	–	–	–	–	–		–
Payment from affiliate	–	–	–	–	–	(7)	–
Total Distributions and Other	–	(.07)	–	(.06)	(.13)		–
Net Asset Value, End of Period	$27.80	$25.31	$23.79	$31.92	$24.30		$20.23
Total Return**	9.84%	6.68%	11.32%	31.64%	20.75	%(8)	12.89%
Net Assets, End of Period (in thousands)	$795	$806	$832	$2,448	$1,975		$1,375
Average Net Assets for the Period (in thousands)	$823	$894	$708	$2,114	$1,839		$1,314
Ratio of Gross Expenses to Average Net Assets***(5)	1.65%	1.70%	1.70%	1.73%	1.74%		1.74%
Ratio of Net Expenses to Average Net Assets***(5)	1.65%	1.70%	1.70%	1.73%	1.74%		1.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.14%	(0.23)%	0.55%	0.08%	0.08%		0.39%
Portfolio Turnover Rate***	33%	153%	95%	50%	80%		109%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from December 31, 2002 (inception date) through July 31, 2003.

(2)  Period from April 22, 2003 (inception date) through July 31, 2003.

(3)  During the fiscal year ended July 31, 2005, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and /or shareholder activity errors, which otherwise would have reduced total return by 0.07%.

(4)  During the fiscal year ended July 31, 2004, Janus Capital and/or Janus Services fully reimbursed Janus Adviser Mid Cap Value Fund and Janus Adviser Small Company Value Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.07% and 0.41%, respectively.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Period from September 30, 2002 (inception date) through July 31, 2003.

(7)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(8)  During the fiscal year ended July 31, 2004, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2005 117

Financial Highlights – C Shares (continued)

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Foreign Stock Fund			Janus Adviser Flexible Bond Fund(1)
	2005	2004	2003(2)	2005		2004	2003(2)
Net Asset Value, Beginning of Period	$12.03	$9.51	$8.59	$12.30		$12.41	$12.38
Income from Investment Operations:
Net investment income/(loss)	(.02)	(.06)	.01	.39		.47	.34
Net gain/(loss) on securities (both realized and unrealized)	1.24	2.60	0.91	(.01)		.02	.02
Total from Investment Operations	1.22	2.54	0.92	.38		.49	.36
Less Distributions and Other:
Dividends (from net investment income)*	–	(.02)	–	(.44)		(.42)	(.33)
Distributions (from capital gains)*	–	–	–	(.16)		(.18)	–
Payment from affiliate	–	–	–	–	(3)	–	–
Total Distributions and Other	–	(.02)	–	(.60)		(.60)	(.33)
Net Asset Value, End of Period	$13.25	$12.03	$9.51	$12.08		$12.30	$12.41
Total Return**	10.14%	26.76%	10.71%	3.37	%(4)	3.91%	2.92%
Net Assets, End of Period (in thousands)	$101	$79	$62	$5,561		$9,798	$20,294
Average Net Assets for the Period (in thousands)	$106	$74	$30	$7,787		$14,662	$10,230
Ratio of Gross Expenses to Average Net Assets***(5)	2.27%	2.25%	2.26%	1.55%		1.69%	1.71%
Ratio of Net Expenses to Average Net Assets***(5)	2.24%	2.25%	2.25%	1.55%		1.69%	1.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.17)%	(0.82)%	0.22%	3.20%		3.29%	3.05%
Portfolio Turnover Rate***	17%	23%	81%	186	%(6)	160%	168%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Money Market Fund
	2005	2004	2003(2)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	.01	.01
Net gain/(loss) on securities (both realized and unrealized)	–	–	–
Total from Investment Operations	.02	.01	.01
Less Distributions:
Dividends (from net investment income)*	(.02)	(.01)	(.01)
Distributions (from capital gains)*	–	–	–
Total Distributions	(.02)	(.01)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return**	1.95%	0.62%	0.70%
Net Assets, End of Period (in thousands)	$10	$37	$173
Average Net Assets for the Period (in thousands)	$26	$67	$464
Ratio of Gross Expenses to Average Net Assets***(5)	0.61%	0.61%	0.61%
Ratio of Net Expenses to Average Net Assets***(5)	0.61%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.72%	0.59%	0.84%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Adviser Flexible Income Fund.

(2)  Period from September 30, 2002 (inception date) through July 31, 2003.

(3)  Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended July 31, 2005, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 195%.

See Notes to Financial Statements.

118 Janus Adviser Series July 31, 2005

Financial Highlights – I Shares

For a share outstanding during each fiscal year ended July 31	Janus Adviser Large Cap Growth Fund(1)
	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$19.02		$17.42		$16.08	$23.14	$30.82
Income from Investment Operations:
Net investment income/(loss)	–	(2)	–	(2)	– (2)	– (2)	– (2)
Net gain/(loss) on securities (both realized and unrealized)	2.00		1.60		1.34	(7.06)	(7.68)
Total from Investment Operations	2.00		1.60		1.34	(7.06)	(7.68)
Less Distributions and Other:
Dividends (from net investment income)*	–		–		–	–	–
Distributions (from capital gains)*	–		–		–	–	–
Payment from affiliate	–	(3)	–	(3)	–	–	–
Total Distributions and Other	–		–		–	–	–
Net Asset Value, End of Period	$21.02		$19.02		$17.42	$16.08	$23.14
Total Return	10.52	%(4)	9.18	%(4)	8.40%	(30.51)%	(24.91)%
Net Assets, End of Period (in thousands)	$217,357		$327,901		$404,787	$283,413	$265,032
Average Net Assets for the Period (in thousands)	$265,702		$399,852		$328,576	$323,098	$247,176
Ratio of Gross Expenses to Average Net Assets(5)	1.16%		1.17%		1.17%	1.18%	1.17%
Ratio of Net Expenses to Average Net Assets(5)	1.16%		1.17%		1.17%	1.17%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.24)%		(0.39)%		(0.39)%	(0.38)%	(0.04)%
Portfolio Turnover Rate	62%		27%		43%	41%	42%
For a share outstanding during each fiscal year ended July 31	Janus Adviser Forty Fund(6)
	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$21.17		$19.56		$18.75	$22.61	$31.32
Income from Investment Operations:
Net investment income/(loss)	–	(2)	–	(2)	– (2)	(.01)	.25
Net gain/(loss) on securities (both realized and unrealized)	6.17		1.61		.82	(3.80)	(8.79)
Total from Investment Operations	6.17		1.61		.82	(3.81)	(8.54)
Less Distributions and Other:
Dividends (from net investment income)*	–		–		(.01)	(.05)	(.17)
Distributions (from capital gains)*	–		–		–	–	–
Return of capital*	–		–		– (7)	–	–
Payment from affiliate	–	(3)	–	(3)	–	–	–
Total Distributions and Other	–		–		(.01)	(.05)	(.17)
Net Asset Value, End of Period	$27.34		$21.17		$19.56	$18.75	$22.61
Total Return	29.15	%(4)	8.23	%(4)	4.34%	(16.86)%	(27.35)%
Net Assets, End of Period (in thousands)	$1,085,499		$1,027,945		$1,069,694	$587,271	$230,806
Average Net Assets for the Period (in thousands)	$1,079,025		$1,107,254		$763,621	$512,270	$180,005
Ratio of Gross Expenses to Average Net Assets(5)	1.16%		1.17%		1.18%	1.18%	1.18%
Ratio of Net Expenses to Average Net Assets(5)	1.16%		1.17%		1.18%	1.18%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.22)%		(0.28)%		(0.13)%	0.21%	1.04%
Portfolio Turnover Rate	45%		38%		41%	62%	56%

*  See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Adviser Growth Fund.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended July 31, 2005 and the fiscal year ended July 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors which would have reduced the total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Formerly named Janus Adviser Capital Appreciation Fund.

(7)  Return of capital aggregated less than $.01 on a per share basis for the fiscal year ended July 31, 2003.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2005 119

Financial Highlights – I Shares (continued)

For a share outstanding during each fiscal year ended July 31	Janus Adviser Mid Cap Growth Fund
	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$21.07		$18.35	$15.86	$24.70	$50.78
Income from Investment Operations:
Net investment income/(loss)	–	(1)	– (1)	– (1)	– (1)	– (1)
Net gain/(loss) on securities (both realized and unrealized)	5.66		2.72	2.49	(8.84)	(26.08)
Total from Investment Operations	5.66		2.72	2.49	(8.84)	(26.08)
Less Distributions and Other:
Dividends (from net investment income)*	–		–	–	–	–
Distributions (from capital gains)*	–		–	–	–	–
Payment from affiliate	–	(2)	–	–	–	–
Total Distributions and Other	–		–	–	–	–
Net Asset Value, End of Period	$26.73		$21.07	$18.35	$15.86	$24.70
Total Return	26.86	%(3)	14.82%	15.70%	(35.79)%	(51.36)%
Net Assets, End of Period (in thousands)	$96,514		$99,563	$267,000	$240,642	$335,677
Average Net Assets for the Period (in thousands)	$99,738		$231,067	$233,967	$294,324	$351,618
Ratio of Gross Expenses to Average Net Assets(4)	1.15%		1.16%	1.16%	1.17%	1.16%
Ratio of Net Expenses to Average Net Assets(4)	1.15%		1.16%	1.16%	1.16%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.49)%		(0.62)%	(0.56)%	(0.71)%	(0.64)%
Portfolio Turnover Rate	32%		30%	43%	88%	79%
For a share outstanding during each fiscal year ended July 31	Janus Adviser Growth and Income Fund
	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$14.42		$13.26	$12.49	$15.57	$19.28
Income from Investment Operations:
Net investment income/(loss)	.06		.01	.05	.02	.07
Net gain/(loss) on securities (both realized and unrealized)	2.86		1.16	.77	(3.06)	(3.73)
Total from Investment Operations	2.92		1.17	.82	(3.04)	(3.66)
Less Distributions and Other:
Dividends (from net investment income)*	(.04)		(.01)	(.05)	(.04)	(.05)
Distributions (from capital gains)*	–		–	–	–	–
Payment from affiliate	–	(2)	–	–	–	–
Total Distributions and Other	(.04)		(.01)	(.05)	(.04)	(.05)
Net Asset Value, End of Period	$17.30		$14.42	$13.26	$12.49	$15.57
Total Return	20.26	%(3)	8.84%	6.60%	(19.61)%	(18.93)%
Net Assets, End of Period (in thousands)	$216,294		$224,694	$286,607	$218,310	$34,608
Average Net Assets for the Period (in thousands)	$217,711		$258,770	$243,679	$155,582	$22,767
Ratio of Gross Expenses to Average Net Assets(4)	1.21%		1.22%	1.22%	1.23%	1.52%
Ratio of Net Expenses to Average Net Assets(4)	1.20%		1.22%	1.22%	1.22%	1.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.35%		(0.03)%	0.41%	0.25%	0.52%
Portfolio Turnover Rate	43%		46%	37%	40%	51%

*  See Note 3 in Notes to Financial Statements.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended July 31, 2005, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

120 Janus Adviser Series July 31, 2005

For a share outstanding during each fiscal year ended July 31	Janus Adviser Core Equity Fund
	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$16.66		$14.63	$13.92	$17.02	$19.99
Income from Investment Operations:
Net investment income/(loss)	.04		.03	(.01)	– (1)	.03
Net gain/(loss) on securities (both realized and unrealized)	3.37		2.00	.72	(3.10)	(2.77)
Total from Investment Operations	3.41		2.03	.71	(3.10)	(2.74)
Less Distributions:
Dividends (from net investment income)*	–		–	–	–	(.03)
Distributions (from capital gains)*	(.53)		–	–	–	(.20)
Total Distributions	(.53)		–	–	–	(0.23)
Net Asset Value, End of Period	$19.54		$16.66	$14.63	$13.92	$17.02
Total Return	20.71%		13.88%	5.17%	(18.21)%	(13.80)%
Net Assets, End of Period (in thousands)	$37,124		$31,478	$38,327	$16,101	$7,134
Average Net Assets for the Period (in thousands)	$32,804		$36,578	$25,550	$12,869	$3,985
Ratio of Gross Expenses to Average Net Assets(2)	1.20%		1.25%	1.61%	1.70%	1.75%
Ratio of Net Expenses to Average Net Assets(2)	1.20%		1.25%	1.60%	1.68%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.24%		(0.11)%	(0.17)%	(0.16)%	0.02%
Portfolio Turnover Rate	80%		63%	71%	97%	108%
For a share outstanding during each fiscal year ended July 31	Janus Adviser Balanced Fund
	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$23.44		$21.93	$21.38	$23.45	$25.14
Income from Investment Operations:
Net investment income/(loss)	.41		.35	.35	.43	.53
Net gain/(loss) on securities (both realized and unrealized)	2.50		1.48	.56	(2.05)	(1.76)
Total from Investment Operations	2.91		1.83	.91	(1.62)	(1.23)
Less Distributions and Other:
Dividends (from net investment income)*	(.41)		(.32)	(.36)	(.45)	(.46)
Distributions (from capital gains)*	–		–	–	–	–
Payment from affiliate	–	(3)	–	–	–	–
Total Distributions and Other	(.41)		(.32)	(.36)	(.45)	(.46)
Net Asset Value, End of Period	$25.94		$23.44	$21.93	$21.38	$23.45
Total Return	12.53	%(4)	8.36%	4.37%	(6.97)%	(4.92)%
Net Assets, End of Period (in thousands)	$595,059		$754,141	$937,114	$749,601	$530,639
Average Net Assets for the Period (in thousands)	$660,970		$930,260	$816,137	$682,559	$336,439
Ratio of Gross Expenses to Average Net Assets(2)	1.07%		1.16%	1.17%	1.17%	1.17%
Ratio of Net Expenses to Average Net Assets(2)	1.07%		1.16%	1.17%	1.17%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.59%		1.43%	1.66%	1.98%	2.52%
Portfolio Turnover Rate	47%		92%	67%	85%	129%

*  See Note 3 in Notes to Financial Statements.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended July 31, 2005, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2005 121

Financial Highlights – I Shares (continued)

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Risk-Managed Growth Fund				Janus Adviser Risk-Managed Core Fund
	2005	2004		2003(1)	2005	2004		2003(1)
Net Asset Value, Beginning of Period	$12.24	$11.13		$10.00	$12.72	$10.89		$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	–	(2)	.01	.05	.03		.01
Net gain/(loss) on securities (both realized and unrealized)	1.91	1.41		1.12	2.59	1.96		.88
Total from Investment Operations	1.92	1.41		1.13	2.64	1.99		.89
Less Distributions and Other:
Dividends (from net investment income)*	–	–		–	–	–		–
Distributions (from capital gains)*	(.88)	(.30)		–	(1.48)	(.20)		–
Redemption fees	– (3)	–	(3)	– (3)	– (3)	–	(3)	–
Payment from affiliate	–	–	(4)	–	–	.04		–
Total Distributions and Other	(.88)	(.30)		–	(1.48)	(.16)		–
Net Asset Value, End of Period	$13.28	$12.24		$11.13	$13.88	$12.72		$10.89
Total Return**	15.98%	12.77	%(5)	11.30%	21.58%	18.77	%(5)	8.90%
Net Assets, End of Period (in thousands)	$74,744	$46,376		$33,960	$12,114	$7,338		$7,135
Average Net Assets for the Period (in thousands)	$56,612	$40,172		$8,949	$8,971	$7,111		$4,192
Ratio of Gross Expenses to Average Net Assets***(6)	1.10%	1.39%		1.75%	1.10%	1.39%		1.75%
Ratio of Net Expenses to Average Net Assets***(6)	1.10%	1.39%		1.75%	1.10%	1.39%		1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.12%	(0.57)%		(1.00)%	0.64%	(0.03)%		(0.25)%
Portfolio Turnover Rate***	106%	92%		62%	80%	74%		64%

For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Mid Cap Value Fund
	2005		2004		2003(7)
Net Asset Value, Beginning of Period	$13.89		$11.42		$10.00
Income from Investment Operations:
Net investment income/(loss)	.03		.01		– (2)
Net gain/(loss) on securities (both realized and unrealized)	2.86		2.71		1.42
Total from Investment Operations	2.89		2.72		1.42
Less Distributions and Other:
Dividends (from net investment income)*	(.01)		(.01)		–
Distributions (from capital gains)*	(.72)		(.24)		–
Payment from affiliate	–	(4)	–	(4)	–
Total Distributions and Other	(.73)		(.25)		–
Net Asset Value, End of Period	$16.05		$13.89		$11.42
Total Return**	21.25	%(8)	23.93	%(8)	14.20%
Net Assets, End of Period (in thousands)	$42,637		$24,019		$7,810
Average Net Assets for the Period (in thousands)	$34,847		$14,917		$2,850
Ratio of Gross Expenses to Average Net Assets***(6)	1.24%		1.36%		1.76%
Ratio of Net Expenses to Average Net Assets***(6)	1.24%		1.36%		1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.28%		0.15%		(0.38)%
Portfolio Turnover Rate***	71%		63%		157%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from January 2, 2003 (inception date) through July 31, 2003.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  Payment from affiliate aggregate less than $.01 on a per share basis for the fiscal year ended.

(5)  During the fiscal year ended July 31, 2004, Janus Capital and/or Janus Services fully reimbursed Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund, for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01% and 0.41%, respectively.

(6)  See Note 4 in Notes to Financial Statements.

(7)  Period from December 31, 2002 (inception date) through July 31, 2003.

(8)  During the fiscal year ended July 31, 2005 and fiscal year ended July 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.

122 Janus Adviser Series July 31, 2005

For a share outstanding during each fiscal year or period ended July 31 and through the fiscal period ended September 30, 2002	Janus Adviser Small Company Value Fund(1)			Berger Small Cap Value Fund II – Investor Shares	Berger Small Cap Value Fund II – Institutional Shares	Berger Small Cap Value Fund II – Service Shares
	2005	2004	2003(2)	2002(3)	2002(3)	2002(3)
Net Asset Value, Beginning of Period	$12.29	$10.57	$8.26	$10.00	$10.00	$10.00
Income from Investment Operations:
Net investment income/(loss)	– (4)	– (4)	– (4)	(1.74)	(1.74)	(1.76)
Net gain/(loss) on securities (both realized and unrealized)	3.17	1.87	2.31	–	–	–
Total from Investment Operations	3.17	1.87	2.31	(1.74)	(1.74)	(1.76)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(.80)	(.15)	–	–	–	–
Total Distributions	(.80)	(.15)	–	–	–	–
Net Asset Value, End of Period	$14.66	$12.29	$10.57	$8.26	$8.26	$8.24
Total Return**	26.45%	17.75%	27.97%	(17.40)%	(17.40)%	(17.60)%
Net Assets, End of Period (in thousands)	$22,472	$14,889	$13,068	$4,921	$1,879	$359
Average Net Assets for the Period (in thousands)	$18,976	$14,438	$9,399	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets***(5)(6)	1.75%	1.75%	1.75%	3.37%	2.49%	4.66%
Ratio of Net Expenses to Average Net Assets***(5)(6)	1.74%	1.75%	1.75%	2.96%	2.49%	3.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.20)%	(0.19)%	(0.81)%	(1.11)%	(0.68)%	(1.28)%
Portfolio Turnover Rate***	45%	67%	45%	11%	11%	11%

For a share outstanding during each fiscal year ended July 31	Janus Adviser Worldwide Fund
	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$24.97		$23.43	$23.20	$31.27	$43.67
Income from Investment Operations:
Net investment income/(loss)	.20		.06	.16	.05	.27
Net gain/(loss) on securities (both realized and unrealized)	2.40		1.63	.16	(8.08)	(12.44)
Total from Investment Operations	2.60		1.69	.32	(8.03)	(12.17)
Less Distributions and Other:
Dividends (from net investment income)*	(.10)		(.15)	(.09)	(.04)	(.23)
Distributions (from capital gains)*	–		–	–	–	–
Redemption fees	–	(7)	– (7)	– (7)	N/A	N/A
Payment from affiliate	–	(8)	–	–	–	–
Total Distributions and Other	(.10)		(.15)	(.09)	(.04)	(.23)
Net Asset Value, End of Period	$27.47		$24.97	$23.43	$23.20	$31.27
Total Return	10.41	%(9)	7.20%	1.35%	(25.73)%	(27.93)%
Net Assets, End of Period (in thousands)	$461,508		$709,102	$1,124,330	$1,059,083	$949,967
Average Net Assets for the Period (in thousands)	$585,697		$1,033,359	$1,070,521	$1,072,786	$696,848
Ratio of Gross Expenses to Average Net Assets(5)	1.15%		1.20%	1.20%	1.21%	1.20%
Ratio of Net Expenses to Average Net Assets(5)	1.15%		1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.61%		0.23%	0.78%	0.27%	0.66%
Portfolio Turnover Rate	33%		153%	95%	76%	72%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.

(2)  For the ten month fiscal period ended July 31, 2003.

(3)  Period from March 28, 2002 (inception date) through September 30, 2002.

(4)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Certain prior year amounts have been reclassified to conform to current year presentation.

(7)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(8)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(9)  During the fiscal year ended July 31, 2005, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2005 123

Financial Highlights – I Shares (continued)

For a share outstanding during each fiscal year ended July 31	Janus Adviser International Growth Fund
	2005		2004		2003(1)	2002	2001
Net Asset Value, Beginning of Period	$23.78		$19.87		$19.50	$25.79	$36.85
Income from Investment Operations:
Net investment income/(loss)	.19		.18		.18	.04	.21
Net gain/(loss) on securities (both realized and unrealized)	7.48		3.93		.26	(6.24)	(11.09)
Total from Investment Operations	7.67		4.11		.44	(6.20)	(10.88)
Less Distributions and Other:
Dividends (from net investment income)*	(.17)		(.21)		(.08)	(.09)	(.09)
Distributions (from capital gains)*	–		–		–	–	(.09)
Redemption fees	–	(2)	.01		.01	N/A	N/A
Payment from affiliate	–	(3)	–	(3)	–	–	–
Total Distributions and Other	(.17)		(.20)		(.07)	(.09)	(.18)
Net Asset Value, End of Period	$31.28		$23.78		$19.87	$19.50	$25.79
Total Return	32.35	%(4)	20.76	%(4)	2.31%	(24.10)%	(29.62)%
Net Assets, End of Period (in thousands)	$296,948		$297,519		$476,269	$531,121	$430,299
Average Net Assets for the Period (in thousands)	$295,750		$419,064		$487,811	$531,737	$284,760
Ratio of Gross Expenses to Average Net Assets(5)	1.23%		1.24%		1.24%	1.25%	1.24%
Ratio of Net Expenses to Average Net Assets(5)	1.23%		1.24%		1.24%	1.24%	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.59%		0.44%		0.86%	0.37%	0.95%
Portfolio Turnover Rate	50%		80%		109%	72%	66%
For a share outstanding during each fiscal year or period ended July 31	Janus Adviser Foreign Stock Fund
	2005		2004		2003	2002	2001(6)
Net Asset Value, Beginning of Period	$11.92		$9.38		$9.50	$9.82	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04		–	(7)	.03	– (7)	.01
Net gain/(loss) on securities (both realized and unrealized)	1.23		2.57		(.15)	(.31)	(.19)
Total from Investment Operations	1.27		2.57		(.12)	(.31)	(.18)
Less Distributions and Other:
Dividends (from net investment income)*	–		(.03)		–	(.01)	–
Distributions (from capital gains)*	–		–		–	–	–
Redemption fees	–	(2)	–	(2)	–	N/A	N/A
Total Distributions and Other	–		(.03)		–	(.01)	–
Net Asset Value, End of Period	$13.19		$11.92		$9.38	$9.50	$9.82
Total Return**	10.65%		27.42%		(1.26)%	(3.24)%	(1.70)%
Net Assets, End of Period (in thousands)	$3,215		$2,871		$2,308	$2,669	$1,981
Average Net Assets for the Period (in thousands)	$3,098		$2,714		$2,158	$2,426	$1,974
Ratio of Gross Expenses to Average Net Assets***(5)	1.77%		1.75%		1.76%	1.75%	1.75%
Ratio of Net Expenses to Average Net Assets***(5)	1.74%		1.75%		1.75%	1.75%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.33%		(0.33)%		0.31%	(0.24)%	0.50%
Portfolio Turnover Rate***	17%		23%		81%	59%	0%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Certain prior year amounts have been reclassified to conform to current year presentation.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended July 31, 2005 and the fiscal year ended July 31, 2004, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Period from May 1, 2001 (inception date) through July 31, 2001.

(7)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

124 Janus Adviser Series July 31, 2005

For a share outstanding during each fiscal year ended July 31	Janus Adviser Flexible Bond Fund(1)
	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.34		$12.45	$11.97	$11.91	$11.42
Income from Investment Operations:
Net investment income/(loss)	.44		.53	.47	.55	.66
Net gain/(loss) on securities (both realized and unrealized)	–		.02	.47	.09	.49
Total from Investment Operations	.44		.55	.94	.64	1.15
Less Distributions and Other:
Dividends (from net investment income)*	(.50)		(.48)	(.46)	(.55)	(.66)
Distributions (from capital gains)*	(.16)		(.18)	–	(.03)	–
Payment from affiliate	–	(2)	–	–	–	–
Total Distributions and Other	(.66)		(.66)	(.46)	(.58)	(.66)
Net Asset Value, End of Period	$12.12		$12.34	$12.45	$11.97	$11.91
Total Return	3.88	%(3)	4.43%	7.94%	5.53%	10.34%
Net Assets, End of Period (in thousands)	$52,701		$70,306	$101,137	$50,501	$6,159
Average Net Assets for the Period (in thousands)	$60,793		$86,194	$79,345	$32,199	$2,710
Ratio of Gross Expenses to Average Net Assets(4)	1.05%		1.19%	1.21%	1.21%	1.20%
Ratio of Net Expenses to Average Net Assets(4)	1.05%		1.19%	1.20%	1.20%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.71%		3.80%	3.68%	4.60%	5.47%
Portfolio Turnover Rate	186	%(5)	160%	168%	382%	413%
For a share outstanding during each fiscal year ended July 31	Janus Adviser Money Market Fund
	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		– (6)	.01	.02	.05
Net gain/(loss) on securities (both realized and unrealized)	–		–	–	–	–
Total from Investment Operations	.02		–	.01	.02	.05
Less Distributions:
Dividends (from net investment income)*	(.02)		– (6)	(.01)	(.02)	(.05)
Distributions (from capital gains)*	–		–	–	–	– *
Total Distributions	(0.02)		–	(.01)	(.02)	(.05)
Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return	1.70%		0.37%	0.68%	1.59%	4.99%
Net Assets, End of Period (in thousands)	$10,082		$16,523	$20,384	$22,646	$15,765
Average Net Assets for the Period (in thousands)	$13,962		$17,671	$23,394	$22,544	$10,244
Ratio of Gross Expenses to Average Net Assets(4)	0.86%		0.86%	0.86%	0.86%	0.86%
Ratio of Net Expenses to Average Net Assets(4)	0.86%		0.86%	0.86%	0.86%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.64%		0.37%	0.68%	1.50%	4.68%

*  See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Adviser Flexible Income Fund.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended July 31, 2005, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 195%.

(6)  Net investment income/(loss) and Dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2005 125

Financial Highlights – R Shares

For a share outstanding during the period ended July 31, 2005	Janus Adviser Large Cap Growth Fund(1)	Janus Adviser Forty Fund(2)
	2005(3)	2005(3)
Net Asset Value, Beginning of Period	$18.80	$22.32
Income from Investment Operations:
Net investment income/(loss)	(.03)	(.05)
Net gain/(loss) on securities (both realized and unrealized)	2.21	5.01
Total from Investment Operations	2.18	4.96
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$20.98	$27.28
Total Return**	11.60%	22.22%
Net Assets, End of Period (in thousands)	$11	$12
Average Net Assets for the Period (in thousands)	$11	$11
Ratio of Gross Expenses to Average Net Assets***(4)	1.41%	1.42%
Ratio of Net Expenses to Average Net Assets***(4)	1.41%	1.42%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.44)%	(0.51)%
Portfolio Turnover Rate***	62%	45%

For a share outstanding during the period ended July 31, 2005	Janus Adviser Mid Cap Growth Fund	Janus Adviser Growth and Income Fund
	2005(3)	2005(3)
Net Asset Value, Beginning of Period	$21.75	$14.64
Income from Investment Operations:
Net investment income/(loss)	(.03)	.03
Net gain/(loss) on securities (both realized and unrealized)	4.96	2.63
Total from Investment Operations	4.93	2.66
Less Distributions:
Dividends (from net investment income)*	–	(.02)
Distributions (from capital gains)*	–	–
Total Distributions	–	(.02)
Net Asset Value, End of Period	$26.68	$17.28
Total Return**	22.67%	18.18%
Net Assets, End of Period (in thousands)	$12	$12
Average Net Assets for the Period (in thousands)	$11	$11
Ratio of Gross Expenses to Average Net Assets***(4)	1.40%	1.46%
Ratio of Net Expenses to Average Net Assets***(4)	1.40%	1.46%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.75)%	0.19%
Portfolio Turnover Rate***	32%	43%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Adviser Growth Fund.

(2)  Formerly named Janus Adviser Capital Appreciation Fund.

(3)  Period from September 30, 2004 (inception date) through July 31, 2005.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

126 Janus Adviser Series July 31, 2005

For a share outstanding during the period ended July 31, 2005	Janus Adviser Core Equity Fund	Janus Adviser Balanced Fund
	2005(1)	2005(1)
Net Asset Value, Beginning of Period	$17.05	$23.80
Income from Investment Operations:
Net investment income/(loss)	–	.28
Net gain/(loss) on securities (both realized and unrealized)	2.97	2.12
Total from Investment Operations	2.97	2.40
Less Distributions and Other:
Dividends (from net investment income)*	–	(.28)
Distributions (from capital gains)*	(.53)	–
Payment from affiliate	–	–	(2)
Total Distributions and Other	(.53)	(.28)
Net Asset Value, End of Period	$19.49	$25.92
Total Return**	17.65%	10.14	%(3)
Net Assets, End of Period (in thousands)	$12	$11
Average Net Assets for the Period (in thousands)	$11	$10
Ratio of Gross Expenses to Average Net Assets***(4)	1.45%	1.31%
Ratio of Net Expenses to Average Net Assets***(4)	1.45%	1.31%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.03%	1.36%
Portfolio Turnover Rate***	80%	47%

For a share outstanding during the period ended July 31, 2005	Janus Adviser Risk-Managed Growth Fund	Janus Adviser Risk-Managed Core Fund
	2005(1)	2005(1)
Net Asset Value, Beginning of Period	$12.56	$13.18
Income from Investment Operations:
Net investment income/(loss)	(.01)	.04
Net gain/(loss) on securities (both realized and unrealized)	1.57	2.12
Total from Investment Operations	1.56	2.16
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	(.88)	(1.48)
Total Distributions	(.88)	(1.48)
Net Asset Value, End of Period	$13.24	$13.86
Total Return**	12.69%	17.17%
Net Assets, End of Period (in thousands)	$11	$12
Average Net Assets for the Period (in thousands)	$11	$11
Ratio of Gross Expenses to Average Net Assets***(4)	1.35%	1.35%
Ratio of Net Expenses to Average Net Assets***(4)	1.35%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.10)%	0.38%
Portfolio Turnover Rate***	106%	80%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(3)  During the period ended July 31, 2005, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity error, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2005 127

Financial Highlights – R Shares (continued)

For a share outstanding during the period ended July 31, 2005	Janus Adviser Mid Cap Value Fund	Janus Adviser Small Company Value Fund
	2005(1)	2005(1)
Net Asset Value, Beginning of Period	$14.25	$12.94
Income from Investment Operations:
Net investment income/(loss)	.01	(.01)
Net gain/(loss) on securities (both realized and unrealized)	2.50	2.50
Total from Investment Operations	2.51	2.49
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	(.72)	(.80)
Total Distributions	(.72)	(.80)
Net Asset Value, End of Period	$16.04	$14.63
Total Return**	18.04%	19.85%
Net Assets, End of Period (in thousands)	$687	$2,341
Average Net Assets for the Period (in thousands)	$437	$14
Ratio of Gross Expenses to Average Net Assets***(2)	1.49%	3.05%
Ratio of Net Expenses to Average Net Assets***(2)	1.49%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.06%	(11.56)%
Portfolio Turnover Rate***	71%	45%

For a share outstanding during the period ended July 31, 2005	Janus Adviser Worldwide Fund	Janus Adviser International Growth Fund
	2005(1)	2005(1)
Net Asset Value, Beginning of Period	$24.88	$24.80
Income from Investment Operations:
Net investment income/(loss)	.10	.11
Net gain/(loss) on securities (both realized and unrealized)	2.54	6.48
Total from Investment Operations	2.64	6.59
Less Distributions:
Dividends (from net investment income)*	(.10)	(.16)
Distributions (from capital gains)*	–	–
Total Distributions	(.10)	(.16)
Net Asset Value, End of Period	$27.42	$31.23
Total Return**	10.62%	26.67%
Net Assets, End of Period (in thousands)	$11	$12
Average Net Assets for the Period (in thousands)	$11	$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.39%	1.48%
Ratio of Net Expenses to Average Net Assets***(2)	1.38%	1.48%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.45%	0.48%
Portfolio Turnover Rate***	33%	50%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

128 Janus Adviser Series July 31, 2005

For a share outstanding during the period ended July 31, 2005	Janus Adviser Foreign Stock Fund	Janus Adviser Flexible Bond Fund(1)
	2005(2)	2005(2)
Net Asset Value, Beginning of Period	$11.78	$12.53
Income from Investment Operations:
Net investment income/(loss)	– (3)	.33
Net gain/(loss) on securities (both realized and unrealized)	1.38	(.19)
Total from Investment Operations	1.38	.14
Less Distributions and Other:
Dividends (from net investment income)*	–	(.39)
Distributions (from capital gains)*	–	(.16)
Payment from affiliate	–	–	(4)
Total Distributions and Other	–	(.55)
Net Asset Value, End of Period	$13.16	$12.12
Total Return**	11.71%	1.47	%(5)
Net Assets, End of Period (in thousands)	$11	$10
Average Net Assets for the Period (in thousands)	$11	$10
Ratio of Gross Expenses to Average Net Assets***(6)	2.03%	1.30%
Ratio of Net Expenses to Average Net Assets***(6)	1.99%	1.29%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.05%	3.42%
Portfolio Turnover Rate***	17%	186	%(7)

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Formerly named Janus Adviser Flexible Income Fund.

(2)  Period from September 30, 2004 (inception date) through July 31, 2005.

(3)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  Payment by affiliate aggregated less than $.01 on a per share basis for the period ended.

(5)  During the period ended July 31, 2005, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(6)  See Note 4 in Notes to Financial Statements.

(7)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 195%.

See Notes to Financial Statements.

Janus Adviser Series July 31, 2005 129

Notes to Schedules of Investments

Balanced Index	Is a hypothetical combination of unmanaged indices. This index combines the total returns from the S&P 500® Index (55%) and the Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Aggregate Bond Index	Is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Bond Index Securities Index, and Asset-Based Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Balanced Funds	A fund whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Lipper Global Funds	A fund that invests at least 25% of its portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Lipper Intermediate Investment Grade Debt Funds	A fund that invests at least 65% of its assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper International Funds	A fund that invests its assets in securities with primary trading markets outside of the United States.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, typically have an above-average price compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities on the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

130 Janus Adviser Series July 31, 2005

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of the equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600® Index.

Morgan Stanley Capital International EAFE® Growth Index	Is a subset of the Morgan Stanley Capital International EAFE® Index and contains constituents of the Morgan Stanley Capital International EAFE® Index which are categorized as growth securities.

Morgan Stanley Capital International EAFE® Index	Is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index	Measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index	Measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Growth Index	Consists of stocks from the Russell Midcap® Index with a greater-than-average growth orientation. The Russell Midcap® Index consists of the smallest 800 companies in the Russell 1000® Index, as ranked by total market capitalization.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

S&P MidCap 400 Index	Is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

MBS	Mortgage Backed Security

NVDR	Non-Voting Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

WI	When-Issued Securities

YES	Yield Enhanced Securities

Janus Adviser Series July 31, 2005 131

Notes to Schedules of Investments (continued)

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts and/or forward currency contracts, and/or mortgage backed securities (with extended settlement dates).

  ‡  Rate is subject to change. Rate shown reflects current rate.

  º  Security is a defaulted security with accrued interest in the amount of $160 that was written-off December 10, 2001. A principal payment was received by the Fund on July 13, 2005. It is anticipated that sometime during the next five months, a second principal payment will be received by the Fund.

  ß  Security is illiquid.

  ƒ  Security acquired under mortgage dollar roll agreement.

  Ç  Security is traded on a "to-be-announced" basis.

  ÇÇ  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  #  Loaned security, a portion or all of the security is on loan at July 31, 2005.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº  Schedule of Fair Valued Securities
as of July 31, 2005

	Value	Value as % of Net Assets
Janus Adviser Core Equity Fund Komatsu, Ltd. (ADR)	$676,431	1.5%
Janus Adviser Flexible Bond Fund(1)
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)	0	0.0%

(1) Formerly named Janus Adviser Flexible Income Fund.

§  Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Adviser Growth and Income Fund
Morgan Stanley, convertible 14.30% (144A)	4/28/05	$940,262	$1,063,866	0.5%
Janus Adviser Flexible Bond Fund(1)
Allegheny Energy Supply Company LLC, 8.25% bonds, due 4/15/12 (144A)	3/12/04-5/11/04	$381,644	$433,125	0.7%
Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)	4/25/03-5/21/03	261,236	271,033	0.5%
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)ºº	3/6/00	345	–	0.0%
		$643,225	$704,158	1.2%

(1) Formerly named Janus Adviser Flexible Income Fund.

The funds have registration rights for certain restricted securities held as of July 31, 2005. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, securities lending arrangements, when-issued securities and/or securities (with extended settlement dates) as of July 31, 2005 are noted below.

Fund	Aggregate Value
Growth & Core
Janus Adviser Large Cap Growth Fund(1)	$21,847,622
Janus Adviser Forty Fund(2)	39,398,101
Janus Adviser Mid Cap Growth Fund	9,043,467
Janus Adviser Growth and Income Fund	25,674,401
Janus Adviser Core Equity Fund	4,614,038
Janus Adviser Balanced Fund	69,163,913
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	497,862
Value
Janus Adviser Mid Cap Value Fund	5,024,121
International & Global
Janus Adviser Worldwide Fund	43,129,681
Janus Adviser International Growth Fund	10,517,419
Bond
Janus Adviser Flexible Bond Fund(3)	6,635,670

(1) Formerly named Janus Adviser Growth Fund.

(2) Formerly named Janus Adviser Capital Appreciation Fund.

(3) Formerly named Janus Adviser Flexible Income Fund.

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of July 31, 2005.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a fund are fully collateralized, and such collateral is in the possession of the fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

132 Janus Adviser Series July 31, 2005

Notes to Financial Statements

The following section describes organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Large Cap Growth Fund (formerly named Janus Adviser Growth Fund), Janus Adviser Forty Fund (formerly named Janus Adviser Capital Appreciation Fund), Janus Adviser Mid Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund, Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Foreign Stock Fund, Janus Adviser Flexible Bond Fund (formerly named Janus Adviser Flexible Income Fund) and Janus Adviser Money Market Fund (collectively the "Funds" and individually the "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust") which was organized as a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company. The Trust offers fifteen funds, which include multiple series of shares with differing investment objectives and policies.

Thirteen Funds invest primarily in equity securities: Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund, Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Foreign Stock Fund, Janus Adviser Flexible Bond Fund invests primarily in income-producing securities. Janus Adviser Money Market Fund invests in short-term money market securities. Each of the Funds is classified as diversified as defined in the 1940 Act, with the exception of Janus Adviser Forty Fund and Janus Adviser Foreign Stock Fund, which are classified as nondiversified.

Effective September 30, 2002 the initial class of shares was designated as I Shares and a second class of shares, C Shares was added. Effective September 30, 2004, two additional classes were added to the Trust and designated as A Shares and R Shares. Each class represents an interest in the same portfolio of investments. Class I Shares have an aggregate account balance requirement. Class C Shares have a minimum initial investment requirement. Certain financial intermediaries may offer only one class of shares.

Janus Capital Management LLC ("Janus Capital") invested $2,000,000 of initial seed capital in Janus Adviser Foreign Stock Fund – I Shares on May 1, 2001 and $10,000 in Janus Adviser Foreign Stock Fund – C Shares on September 30, 2002. On April 28, 2005, Janus Capital redeemed the initial seed capital of $10,000 from Janus Adviser Foreign Stock Fund – C Shares. Janus Capital invested additional seed capital in the amount of $3,635,000 for Janus Adviser Mid Cap Value Fund – I Shares on May 30, 2003, which was redeemed from the Fund on May 12, 2005. On December 31, 2002, Janus Capital invested initial seed capital in the amount of $10,000 for Class C Shares and Class I Shares of Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund. Additional seed capital was invested by Janus Capital in the amount of $3,740,000 for Class C Shares and Class I Shares of Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund on January 2, 2003 and $2,075,000 in Janus Adviser Risk-Managed Core Fund – I Shares on September 10, 2003. On March 28, 2005, Janus Capital redeemed $3,750,000 of the initial seed money from Janus Adviser Risk-Managed Growth Fund – I Shares. Janus Capital invested initial seed capital in the amount of $10,000 for Class C Shares of Janus Adviser Small Company Value Fund on April 21, 2003, which was redeemed from the Fund on April 28, 2005. $10,000 of initial seed capital was invested by Janus Capital in Class A Shares of the Funds on September 30, 2004, which was redeemed from all Funds except Janus Adviser Large Cap Growth Fund, Janus Adviser Small Company Value Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Flexible Bond Fund and Janus Adviser Money Market Fund on April 28, 2005. On June 16, 2005, the initial seed capital of $10,000 for Janus Adviser Flexible Bond Fund – A Shares was redeemed. Janus Capital invested $10,000 of initial seed capital on September 30, 2004 in Class R Shares of the Funds, except Janus Adviser Money Market Fund. Janus Capital redeemed the $10,000 initial seed capital from Janus Adviser Mid Cap Value Fund – R Shares on April 28, 2005. On December 21, 2004, Janus Capital invested additional seed capital in the amount of $10,000 for Janus Adviser Money Market Fund – C Shares. Perkins, Wolf, McDonnell and Company LLC ("Perkins"), subadviser of Janus Adviser Mid Cap Value Fund, invested initial seed capital in the amount of $250,000 for Class C Shares and Class I Shares on December 31, 2002.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sale price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign). Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less for which market quotations are not readily available are valued on the basis of amortized cost, which approximates

Janus Adviser Series July 31, 2005 133

Notes to Financial Statements (continued)

market value. Investments held by the Janus Adviser Money Market Fund are valued at the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as, gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Funds bear expenses incurred specifically on their behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds will not have the right to vote on securities while they are being lent, however, the Funds may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

The lending agent may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the lending agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of July 31, 2005, the Funds had on loan securities valued as indicated:

Fund	Value at July 31, 2005
Growth & Core
Janus Adviser Large Cap Growth Fund(1)	$4,434,381
Janus Adviser Forty Fund(2)	38,513,619
Janus Adviser Mid Cap Growth Fund	8,831,938
Janus Adviser Growth and Income Fund	14,916,997
Janus Adviser Balanced Fund	37,807,561
Value
Janus Adviser Mid Cap Value Fund	4,741,371
International & Global
Janus Adviser Worldwide Fund	41,634,442
Janus Adviser International Growth Fund	10,020,765
Bond
Janus Adviser Flexible Bond Fund(3)	374,952

(1) Formerly named Janus Adviser Growth Fund.

(2) Formerly named Janus Adviser Capital Appreciation Fund.

(3) Formerly named Janus Adviser Flexible Income Fund.

As of July 31, 2005, the Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at July 31, 2005
Growth & Core
Janus Adviser Large Cap Growth Fund(1)	$4,559,471
Janus Adviser Forty Fund(2)	39,398,101
Janus Adviser Mid Cap Growth Fund	9,043,467
Janus Adviser Growth and Income Fund	15,327,561
Janus Adviser Balanced Fund	38,933,367
Value
Janus Adviser Mid Cap Value Fund	4,871,733
International & Global
Janus Adviser Worldwide Fund	43,129,681
Janus Adviser International Growth Fund	10,517,419
Bond
Janus Adviser Flexible Bond Fund(3)	382,351

(1) Formerly named Janus Adviser Growth Fund.

(2) Formerly named Janus Adviser Capital Appreciation Fund.

(3) Formerly named Janus Adviser Flexible Income Fund.

As of July 31, 2005, all cash collateral received by the Funds was invested in the State Street Navigator Securities Lending Prime Portfolio except Janus Adviser Worldwide Fund which

134 Janus Adviser Series July 31, 2005

invested $1,062,527 of the cash collateral received in foreign bonds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities which are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to its lending agent. The lending agent may retain a portion of the interest earned. The cash collateral invested by the lending agent is disclosed in the Schedule of Investments. The lending fees and the Funds' portion of the interest income earned on cash collateral is included in the Statement of Operations.

During the fiscal year ended July 31, 2005, there were no such securities lending agreements for Janus Adviser Core Equity Fund, Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Small Company Value Fund, Janus Adviser Foreign Stock Fund, and Janus Adviser Money Market Fund.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Funds may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash, at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended July 31, 2005, there were no outstanding borrowing or lending arrangements for the Funds.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions in the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Mortgage Dollar Rolls

The Janus Adviser Flexible Bond Fund may enter into "mortgage dollar rolls." In a "mortgage dollar rolls" transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. The Fund will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the fiscal year ended July 31, 2005, the Janus Adviser Flexible Bond Fund recorded interest income of $17,874 related to such dollar rolls.

The Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund are required to purchase may decline below the agreed upon repurchase price.

The average monthly balance of dollar rolls outstanding during the fiscal year ended July 31, 2005 was $1,817,079. At July 31, 2005, the Fund had outstanding mortgage dollar rolls with a total cost of $1,621,440 for a scheduled settlement of August 11, 2005.

Securities Traded on a To-Be-Announced Basis

The Janus Adviser Flexible Bond Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA, Federal National Mortgage Association ("FNMA") and/or Federal Home Loan Mortgage Corporation ("FHLMC") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45

Janus Adviser Series July 31, 2005 135

Notes to Financial Statements (continued)

days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At July 31, 2005, the Fund held TBA securities with a total cost of $2,439,125.

Futures Contracts

The Funds may enter into futures contracts. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. In addition, Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund may use futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Gains and losses are reported in the Statement of Operations. Generally, futures contracts are marked-to- market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Funds' custodian.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price. As of July 31, 2005, the Funds were not invested in when-issued securities, except Janus Adviser Flexible Bond Fund.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

Additional Investment Risk

The Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, or political environment, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends for Janus Adviser Growth and Income Fund and Janus Adviser Balanced Fund are declared and distributed quarterly, and net realized capital gains (if any) are distributed annually. Dividends are declared daily and distributed monthly for both Janus Adviser Flexible Bond Fund and Janus Adviser Money Market Fund. The remaining eleven Funds generally declare and distribute dividends and net realized capital gains (if any) annually. The majority of dividends and net realized capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based on the discretion of the shareholder.

136 Janus Adviser Series July 31, 2005

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Indemnifications

Under the Funds' organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Growth & Core
Janus Adviser Large Cap Growth Fund(1)	All Asset Levels	0.64
Janus Adviser Forty Fund(2)	All Asset Levels	0.64
Janus Adviser Mid Cap Growth Fund	All Asset Levels	0.64
Janus Adviser Growth and Income Fund	All Asset Levels	0.62
Janus Adviser Core Equity Fund	All Asset Levels	0.60
Janus Adviser Balanced Fund	All Asset Levels	0.55
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	All Asset Levels	0.50
Janus Adviser Risk-Managed Core Fund	All Asset Levels	0.50
Value
Janus Adviser Mid Cap Value Fund	All Asset Levels	0.64
Janus Adviser Small Company Value Fund	All Asset Levels	0.74
International & Global
Janus Adviser Worldwide Fund	All Asset Levels	0.60
Janus Adviser International Growth Fund	All Asset Levels	0.64
Janus Adviser Foreign Stock Fund	All Asset Levels	0.64
Bond & Money Market
Janus Adviser Flexible Bond Fund(3)	First $300 Million	0.50
	Over $300 Million	0.40
Janus Adviser Money Market Fund	All Asset Levels	0.25

(1) Formerly named Janus Adviser Growth Fund.

(2) Formerly named Janus Adviser Capital Appreciation Fund.

(3) Formerly named Janus Adviser Flexible Income Fund.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to Janus Adviser Risk-Managed Growth Fund and Janus Adviser Risk-Managed Core Fund. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Funds.

Perkins serves as subadviser to Janus Adviser Mid Cap Value Fund. As compensation for its services, Perkins receives directly a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Prior to July 1, 2005, Bay Isle Financial LLC ("Bay Isle") served as subadviser to the Janus Adviser Small Company Value Fund. Janus Capital indirectly owns all of the outstanding voting shares of Bay Isle through July 31, 2005. Prior to July 1, 2005, Janus Capital paid Bay Isle a subadvisory fee at an annual rate of 0.75% of average daily net assets from its management fee for managing the Fund. Effective July 1, 2005, the subadvisory contract which named Bay Isle subadviser for the Fund expired by its terms. Janus Capital will continue as the adviser and the current portfolio manager will manage the Fund as a Janus employee.

Janus Adviser Series July 31, 2005 137

Notes to Financial Statements (continued)

Janus Capital has agreed until at least December 1, 2006 to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class specific distribution and shareholder servicing fees, the administrative services fees applicable to Class I Shares and Class R Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement in the Statement of Operations.

Fund	Expense Limit (%)
Growth & Core
Janus Adviser Large Cap Growth Fund(1)	0.66
Janus Adviser Forty Fund(2)	0.67
Janus Adviser Mid Cap Growth Fund	0.65
Janus Adviser Growth and Income Fund	0.99
Janus Adviser Core Equity Fund	0.70
Janus Adviser Balanced Fund	0.57
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	0.60
Janus Adviser Risk-Managed Core Fund	0.60
Value
Janus Adviser Mid Cap Value Fund	0.74
Janus Adviser Small Company Value Fund	1.24
International & Global
Janus Adviser Worldwide Fund	0.65
Janus Adviser International Growth Fund	0.73
Janus Adviser Foreign Stock Fund	1.24
Bond & Money Market
Janus Adviser Flexible Bond Fund(3)	0.55
Janus Adviser Money Market Fund	0.36

(1) Formerly named Janus Adviser Growth Fund.

(2) Formerly named Janus Adviser Capital Appreciation Fund.

(3) Formerly named Janus Adviser Flexible Income Fund

During the fiscal year ended July 31, 2005, Janus Capital reimbursed Janus Adviser Balanced Fund – A Shares, C Shares and I Shares, Janus Adviser Worldwide Fund – I Shares and Janus Adviser Flexible Bond Fund – C Shares and I Shares $1, $217, $7,284, $1,714, $8 and $55, respectively, as a result of dilutions caused by certain trading and/or pricing errors. Additionally, Janus Capital reimbursed Janus Adviser Balanced Fund – R Shares and Janus Adviser Flexible Bond Fund – A Shares and R Shares amounts that were less than $1.

During the fiscal year ended July 31, 2005, Janus Services LLC ("Janus Services") reimbursed Janus Adviser Large Cap Growth Fund – C Shares and I Shares, Janus Adviser Forty Fund – I Shares, Janus Adviser Mid Cap Growth Fund – I Shares, Janus Adviser Growth and Income Fund – C Shares and I Shares, Janus Adviser Core Equity Fund – C Shares, Janus Adviser Balanced Fund – C Shares and I Shares, Janus Adviser Risk-Managed Growth Fund – A Shares, Janus Adviser Mid Cap Value Fund – A Shares, C Shares and I Shares, Janus Adviser Worldwide Fund – I Shares, Janus Adviser International Growth Fund – I Shares, and Janus Adviser Flexible Bond Fund – I Shares, $540, $183, $2,654, $3, $711, $20, $45, $1, $19, $43, $630, $1,905, $347, $5, $5,475, and $16, respectively, as a result of dilutions caused by incorrectly processed shareholder activity.

For the fiscal year ended July 31, 2005, Janus Capital assumed $33,632 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based on the Portfolios' respective net assets on July 31, 2004. These non-recurring costs and offsetting waivers are shown in the Statement of Operations. The effect of non-recurring costs with respect to the Funds was de minimis.

Janus Services receives certain out-of-pocket expenses for transfer agent services. Janus Services, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class I Shares and Class R Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

Effective September 30, 2004, a networking and/or omnibus account fee may be imposed on Class A Shares and Class C Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

138 Janus Adviser Series July 31, 2005

Certain officers and Trustees of the Funds may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Funds.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.25% of the Class I Shares average daily net assets and of up to 0.50% of the Class R Shares average net assets. Janus Distributors LLC has agreed to a waiver, which reduces the amount of 12b-1 fees payable by Janus Adviser Money Market Fund for Class C Shares from 1.00% to 0.25%. This waiver will continue until at least December 1, 2006. The amounts waived for the Janus Adviser Money Market Fund are included in the Statement of Operations as Excess Expense Reimbursement.

Effective September 30, 2004, the 1.00% upfront sales charge on C Shares was eliminated. Prior to September 30, 2004, Class C Shares included a 1.00% upfront sales charge of the offering price. Class C shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share.

During the fiscal year ended July 31, 2005, redeeming shareholders paid the following contingent deferred sales charges:

Fund (C Shares)	Contingent Deferred Sales Charge
Growth & Core
Janus Adviser Large Cap Growth Fund(1)	$521
Janus Adviser Forty Fund(2)	1,644
Janus Adviser Mid Cap Growth Fund	222
Janus Adviser Growth and Income Fund	895
Janus Adviser Core Equity Fund	464
Janus Adviser Balanced Fund	3,310
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	3,261
Janus Adviser Risk-Managed Core Fund	54
Value
Janus Adviser Mid Cap Value Fund	1,110
Janus Adviser Small Company Value Fund	167
International & Global
Janus Adviser Worldwide Fund	139
Janus Adviser International Growth Fund	230
Bond
Janus Adviser Flexible Bond Fund(3)	152

Funds not listed did not have any contingent deferred sales charges during this period.

(1) Formerly named Janus Adviser Growth Fund.

(2) Formerly named Janus Adviser Capital Appreciation Fund.

(3) Formerly named Janus Adviser Flexible Income Fund.

Class A Shares include a 5.75% upfront sales charge of the offering price. The sales charge is allocated between Janus Distributors LLC ("Janus Distributors") and financial intermediaries.

During the fiscal year ended July 31, 2005, Janus Distributors retained the following upfront sales charge:

Fund (A Shares)	Upfront Sales Charge
Growth & Core
Janus Adviser Large Cap Growth Fund(1)	$65
Janus Adviser Forty Fund(2)	8,447
Janus Adviser Mid Cap Growth Fund	2,109
Janus Adviser Growth and Income Fund	940
Janus Adviser Core Equity Fund	549
Janus Adviser Balanced Fund	694
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	8,329
Janus Adviser Risk-Managed Core Fund	14,799
Value
Janus Adviser Mid Cap Value Fund	10,548
International & Global
Janus Adviser Worldwide Fund	225
Janus Adviser International Growth Fund	382
Janus Adviser Foreign Stock Fund	1,937
Bond
Janus Adviser Flexible Bond Fund(3)	391

(1) Formerly named Janus Adviser Growth Fund.

(2) Formerly named Janus Adviser Capital Appreciation Fund.

(3) Formerly named Janus Adviser Flexible Income Fund.

A 2.00% redemption fee may be imposed on Class I Shares and Class R Shares of Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund and Janus Adviser Foreign Stock Fund held for three months or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by Janus Adviser Risk-Managed Growth Fund – I Shares, Janus Adviser Risk-Managed Core Fund – I Shares, Janus Adviser Worldwide Fund – I Shares, Janus Adviser International Growth Fund – I Shares and Janus Adviser Foreign Stock Fund – I Shares were $4,026, $593, $18,774, $11,380 and $259, respectively, for the fiscal year ended July 31, 2005. There were no redemption fees for Class R Shares during the fiscal year ended July  31, 2005.

Except Janus Adviser Money Market Fund, the Funds' expenses may be reduced by voluntary credits from an unaffiliated custodian. Such credits or offsets are included in Expense and Fee Offsets in the Statement of Operations. The Funds could have employed the assets used by the broker and/or custodian to produce income if it had not entered into an expense offset arrangement.

Janus Adviser Series July 31, 2005 139

Notes to Financial Statements (continued)

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

The Funds noted below have incurred "Post-October" losses during the period November 1, 2004 through July 31, 2005. These losses will be deferred for tax purposes and recognized during the year ended July 31, 2006.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post- October Deferrals	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Growth & Core
Janus Adviser Large Cap Growth Fund(1)	$–	$–	$(89,446,461)	$(939)	$41	$45,593,824
Janus Adviser Forty Fund(2)	–	–	(109,434,650)	–	–	403,154,700
Janus Adviser Mid Cap Growth Fund(3)	–	–	(93,179,437)	–	(31)	34,227,121
Janus Adviser Growth and Income Fund	235,089	–	(1,582,108)	(12,345)	5,093	44,131,245
Janus Adviser Core Equity Fund	87,012	3,488,499	–	(1,501)	(425)	9,259,509
Janus Adviser Balanced Fund	1,405,303	1,220,501	–	(7,915)	28,587	83,396,076
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	1,747,911	2,334,233	–	–	–	7,274,532
Janus Adviser Risk-Managed Core Fund	372,357	1,010,789	–	–	–	2,739,313
Value
Janus Adviser Mid Cap Value Fund(3)	1,796,542	932,009	(985,501)	–	–	7,116,624
Janus Adviser Small Company Value Fund	366,681	439,670	–	–	–	5,887,617
International & Global
Janus Adviser Worldwide Fund	2,527,989	–	(326,177,981)	(38,089)	(4,749)	55,612,976
Janus Adviser International Growth Fund	1,444,798	–	(120,167,733)	(112,507)	(4,873)	79,980,935
Janus Adviser Foreign Stock Fund	11,224	–	(75,866)	(616)	(121)	788,952
Bond & Money Market
Janus Adviser Flexible Bond Fund(4)	39,304	428,220	–	–	(46)	(114,289)
Janus Adviser Money Market Fund	5	–	–	–	–	–

(1) Formerly named Janus Adviser Growth Fund.

(2) Formerly named Janus Adviser Capital Appreciation Fund.

(3) Capital loss carryovers subject to annual limitations.

(4) Formerly named Janus Adviser Flexible Income Fund.

140 Janus Adviser Series July 31, 2005

Accumulated capital losses noted below represent net capital loss carryovers, as of July 31, 2005 that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
for the year ended July 31, 2005

Fund	July 31, 2009	July 31, 2010	July 31, 2011	July 31, 2012	Accumulated Capital Losses
Growth & Core
Janus Adviser Large Cap Growth Fund(1)	$–	$(36,567,215)	$(45,102,562)	$(7,776,684)	$(89,446,461)
Janus Adviser Forty Fund(2)	–	–	(32,249,710)	(77,184,940)	(109,434,650)
Janus Adviser Mid Cap Growth Fund(3)	–	(82,173,501)	(11,005,936)	–	(93,179,437)
Janus Adviser Growth and Income Fund	–	–	(1,582,108)	–	(1,582,108)
Janus Adviser Core Equity Fund	–	–	–	–	–
Janus Adviser Balanced Fund	–	–	–	–	–
Risk-Managed
Janus Adviser Risk–Managed Growth Fund	–	–	–	–	–
Janus Adviser Risk–Managed Core Fund	–	–	–	–	–
Value
Janus Adviser Mid Cap Value Fund(3)	(528,149)	(457,352)	–	–	(985,501)
Janus Adviser Small Company Value Fund	–	–	–	–	–
International & Global
Janus Adviser Worldwide Fund	–	(102,516,840)	(223,661,141)	–	(326,177,981)
Janus Adviser International Growth Fund	–	–	(120,167,733)	–	(120,167,733)
Janus Adviser Foreign Stock Fund	–	–	–	(75,866)	(75,866)
Bond & Money Market
Janus Adviser Flexible Bond Fund(4)	–	–	–	–	–
Janus Adviser Money Market Fund	–	–	–	–	–

(1) Formerly named Janus Adviser Growth Fund.

(2) Formerly named Janus Adviser Capital Appreciation Fund.

(3) Capital loss carryovers subject to annual limitations.

(4) Formerly named Janus Adviser Flexible Income Fund.

During the year ended July 31, 2005, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryover Utilized
Growth & Core
Janus Adviser Large Cap Growth Fund(1)	$13,881,102
Janus Adviser Forty Fund(2)	72,505,389
Janus Adviser Mid Cap Growth Fund	12,426,329
Janus Adviser Growth and Income Fund	21,529,779
Janus Adviser Balanced Fund	46,953,425
Value
Janus Adviser Mid Cap Value Fund	197,100
International & Global
Janus Adviser Worldwide Fund	36,042,144
Janus Adviser International Growth Fund	49,169,219
Janus Adviser Foreign Stock Fund	205,942

(1) Formerly named Janus Adviser Growth Fund.
(2) Formerly named Janus Adviser Capital Appreciation Fund.

Janus Adviser Series July 31, 2005 141

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of July 31, 2005 are also noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Growth & Core
Janus Adviser Large Cap Growth Fund(1)	$178,866,567	$46,840,070	$(1,246,246)
Janus Adviser Forty Fund(2)	759,533,940	404,533,716	(1,379,016)
Janus Adviser Mid Cap Growth Fund	74,913,233	35,034,946	(807,825)
Janus Adviser Growth and Income Fund	193,423,257	48,693,454	(4,562,209)
Janus Adviser Core Equity Fund	38,400,804	9,574,691	(315,182)
Janus Adviser Balanced Fund	565,909,123	89,020,866	(5,624,790)
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	90,249,305	8,145,824	(871,292)
Janus Adviser Risk-Managed Core Fund	21,863,104	2,896,310	(156,997)
Value
Janus Adviser Mid Cap Value Fund	77,188,843	8,195,967	(1,079,343)
Janus Adviser Small Company Value Fund	19,702,782	6,010,285	(122,668)
International & Global
Janus Adviser Worldwide Fund	455,655,182	68,710,149	(13,097,173)
Janus Adviser International Growth Fund	230,061,601	85,424,696	(5,149,157)
Janus Adviser Foreign Stock Fund	2,736,817	828,862	(39,910)
Bond & Money Market
Janus Adviser Flexible Bond Fund(3)	62,481,565	495,298	(609,587)
Janus Adviser Money Market Fund	10,057,940	–	–

(1) Formerly named Janus Adviser Growth Fund.

(2) Formerly named Janus Adviser Capital Appreciation Fund.

(3) Formerly named Janus Adviser Flexible Income Fund.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended July 31, 2005	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Growth & Core
Janus Adviser Large Cap Growth Fund(1)	$–	$–	$–	$(644,014)
Janus Adviser Forty Fund(2)	–	–	–	(2,528,254)
Janus Adviser Mid Cap Growth Fund	–	–	–	(515,933)
Janus Adviser Growth and Income Fund	544,337	–	–	–
Janus Adviser Core Equity Fund	–	1,195,989	–	–
Janus Adviser Balanced Fund	11,459,487	–	–	–
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	1,947,082	1,984,965	–	–
Janus Adviser Risk-Managed Core Fund	469,686	1,019,671	–	–
Value
Janus Adviser Mid Cap Value Fund	1,106,658	733,450	–	–
Janus Adviser Small Company Value Fund	254,284	870,231	–	(45,574)
International & Global
Janus Adviser Worldwide Fund	2,268,527	–	–	–
Janus Adviser International Growth Fund	1,901,827	–	–	–
Janus Adviser Foreign Stock Fund	–	–	–	–
Bond & Money Market
Janus Adviser Flexible Bond Fund(3)	3,002,032	827,699	–	–
Janus Adviser Money Market Fund	229,043	–	–	–

(1) Formerly named Janus Adviser Growth Fund.

(2) Formerly named Janus Adviser Capital Appreciation Fund.

(3) Formerly named Janus Adviser Flexible Income Fund.

142 Janus Adviser Series July 31, 2005

For the fiscal year ended July 31, 2004	Distributions
Fund	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Growth & Core
Janus Adviser Large Cap Growth Fund(1)	$–	$–	$–	$(1,561,820)
Janus Adviser Forty Fund(2)	–	–	–	(3,247,510)
Janus Adviser Mid Cap Growth Fund	–	–	–	(1,439,751)
Janus Adviser Growth and Income Fund	236,511	–	–	(146,826)
Janus Adviser Core Equity Fund	–	–	–	(101,328)
Janus Adviser Balanced Fund	13,022,372	–	–	–
Risk-Managed
Janus Adviser Risk–Managed Growth Fund	751,123	347,180	–	–
Janus Adviser Risk–Managed Core Fund	192,858	–	–	–
Value
Janus Adviser Mid Cap Value Fund	249,595	–	–	–
Janus Adviser Small Company Value Fund	–	187,275	–	–
International & Global
Janus Adviser Worldwide Fund	6,590,804	–	–	–
Janus Adviser International Growth Fund	4,020,291	–	–	–
Janus Adviser Foreign Stock Fund	7,110	–	–	(9,507)
Bond & Money Market
Janus Adviser Flexible Bond Fund(3)	4,791,625	405,229	–	–
Janus Adviser Money Market Fund	65,111	–	–	–

(1) Formerly named Janus Adviser Growth Fund.

(2) Formerly named Janus Adviser Capital Appreciation Fund.

(3) Formerly named Janus Adviser Flexible Income Fund.

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets.

For the fiscal year or period ended July 31

	A Shares	C Shares				I Shares							R Shares
Fund	2005(1)(2)	2005(2)	2004(2)	2003		2005(2)	2004(2)	2003		2002	2001		2005(1)(2)
Growth & Core
Janus Adviser Large Cap Growth Fund(3)	1.05%	1.81%	1.69%	1.70	%(4)	1.22%	1.19%	1.20%		1.21%	1.23%		1.46%
Janus Adviser Forty Fund(5)	0.92%	1.74%	1.67%	1.70	%(4)	1.16%	1.17%	1.19%		1.18%	1.26%		1.42%
Janus Adviser Mid Cap Growth Fund	1.05%	1.87%	1.74%	1.72	%(4)	1.30%	1.22%	1.22%		1.20%	1.23%		1.55%
Janus Adviser Growth and Income Fund	0.98%	1.80%	1.72%	1.73	%(4)	1.21%	1.22%	1.22%		1.23%	1.87%		1.46%
Janus Adviser Core Equity Fund	1.29%	2.11%	1.96%	2.10	%(4)	1.51%	1.46%	1.61%		1.70%	5.06%		1.75%
Janus Adviser Balanced Fund	0.86%	1.68%	1.67%	1.68	%(4)	1.08%	1.17%	1.18%		1.19%	1.22%		1.32%
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	0.93%	1.84%	2.04%	3.60	%(6)	1.27%	1.53%	2.50	%(6)	N/A	N/A		1.53%
Janus Adviser Risk-Managed Core Fund	1.53%	2.68%	3.02%	4.08	%(6)	2.13%	2.53%	3.58	%(6)	N/A	N/A		2.41%
Value
Janus Adviser Mid Cap Value Fund	1.08%	2.03%	2.44%	9.97	%(7)	1.52%	1.94%	6.50	%(7)	N/A	N/A		1.68%
Janus Adviser Small Company Value Fund(8)	1.92%	2.68%	3.23%	10.53	%(9)	2.12%	2.67%	2.93	%(10)	N/A(11)	N/A		5.06%
International & Global
Janus Adviser Worldwide Fund	0.95%	1.74%	1.72%	1.73	%(4)	1.15%	1.22%	1.23%		1.21%	1.25%		1.39%
Janus Adviser International Growth Fund	1.05%	1.83%	1.74%	1.77	%(4)	1.25%	1.25%	1.26%		1.26%	1.31%		1.50%
Janus Adviser Foreign Stock Fund	6.19%	6.42%	6.76%	8.57	%(4)	5.86%	6.26%	6.99%		3.43%	10.35	%(12)	6.14%
Bond & Money Market
Janus Adviser Flexible Bond Fund(13)	1.02%	1.84%	1.80%	1.81	%(4)	1.24%	1.30%	1.33%		1.41%	6.59%		1.49%
Janus Adviser Money Market Fund	1.59%	2.22%	1.82%	1.93	%(4)	1.79%	1.53%	1.35%		0.97%	1.83%		N/A

  (1)  Period from September 30, 2004 (inception date) through July 31, 2005.

  (2)  The effect of non-recurring costs assumed by Janus Capital Management, LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

  (3)  Formerly named Janus Adviser Growth Fund.

  (4)  Period from September 30, 2002 (inception date) through July 31, 2003.

  (5)  Formerly named Janus Adviser Capital Appreciation Fund.

  (6)  Period from January 2, 2003 (inception date) through July 31, 2003.

  (7)  Period from December 31, 2002 (inception date) through July 31, 2003.

  (8)  Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class I Shares of the Fund.

  (9)  Period from April 22, 2003 (inception date) through July 31, 2003.

  (10)  Period from October 1, 2002 through July 31, 2003.

  (11)  The ratios were 3.37%, 2.49% and 4.66% for the Berger Small Cap Value Fund II Investor Shares, Institutional Shares and Service Shares, respectively, for the period from March 28, 2002 (inception date) through September 30, 2002.

  (12)  Period from May 1, 2001 (inception date) through July 31, 2001.

  (13)  Formerly named Janus Adviser Flexible Income Fund.

Janus Adviser Series July 31, 2005 143

Notes to Financial Statements (continued)

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended July 31	Janus Adviser Large Cap Growth Fund(1)		Janus Adviser Forty Fund(2)		Janus Adviser Mid Cap Growth Fund
(all numbers in thousands)	2005	2004	2005	2004	2005	2004
Transactions in Fund Shares - A Shares(3)
Shares sold	1	N/A	1,130	N/A	13	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A
Shares repurchased	–	N/A	(34)	N/A	(1)	N/A
Net Increase/(Decrease) in Fund Shares	1	N/A	1,096	N/A	12	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–
Shares Outstanding, End of Period	1	N/A	1,096	N/A	12	N/A
Transactions in Fund Shares - C Shares
Shares sold	5	33	267	110	23	72
Reinvested dividends and distributions	–	–	–	–	–	–
Shares repurchased	(28)	(66)	(104)	(430)	(12)	(9)
Net Increase/(Decrease) in Fund Shares	(23)	(33)	163	(320)	11	63
Shares Outstanding, Beginning of Period	130	163	746	1,066	92	29
Shares Outstanding, End of Period	107	130	909	746	103	92
Transactions in Fund Shares - I Shares
Shares sold	2,559	5,524	13,900	14,635	1,692	2,253
Reinvested dividends and distributions	–	–	–	–	–	–
Shares repurchased	(9,456)	(11,526)	(22,755)	(20,762)	(2,806)	(12,080)
Net Increase/(Decrease) in Fund Shares	(6,897)	(6,002)	(8,855)	(6,127)	(1,114)	(9,827)
Shares Outstanding, Beginning of Period	17,237	23,239	48,565	54,692	4,725	14,552
Shares Outstanding, End of Period	10,340	17,237	39,710	48,565	3,611	4,725
Transactions in Fund Shares - R Shares(3)
Shares sold	1	N/A	448 *	N/A	460 *	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A
Shares repurchased	–	N/A	–	N/A	–	N/A
Net Increase/(Decrease) in Fund Shares	1	N/A	448 *	N/A	460 *	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	1	N/A	448 *	N/A	460 *	N/A

  *  Shares are not in thousands

  (1)  Formerly named Janus Adviser Growth Fund.

(2)  Formerly named Janus Adviser Capital Appreciation Fund.

(3)  Transactions in Fund Shares – A Shares and Transactions in Fund Shares – R Shares are for the period from September 30, 2004 (inception date) through July 31, 2005.

144 Janus Adviser Series July 31, 2005

For the fiscal year ended July 31	Janus Adviser Growth and Income Fund		Janus Adviser Core Equity Fund		Janus Adviser Balanced Fund
(all numbers in thousands)	2005	2004	2005	2004	2005	2004
Transactions in Fund Shares - A Shares(1)
Shares sold	10	N/A	4	N/A	4	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A
Shares repurchased	(1)	N/A	(1)	N/A	(1)	N/A
Net Increase/(Decrease) in Fund Shares	9	N/A	3	N/A	3	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	9	N/A	3	N/A	3	N/A
Transactions in Fund Shares - C Shares
Shares sold	47	214	35	57	33	191
Reinvested dividends and distributions	–	–	11	–	6	6
Shares repurchased	(338)	(360)	(150)	(199)	(241)	(736)
Net Increase/(Decrease) in Fund Shares	(291)	(146)	(104)	(142)	(202)	(539)
Shares Outstanding, Beginning of Period	811	957	554	696	878	1,417
Shares Outstanding, End of Period	520	811	450	554	676	878
Transactions in Fund Shares - I Shares
Shares sold	2,947	4,517	454	557	3,836	9,538
Reinvested dividends and distributions	33	17	52	–	455	551
Shares repurchased	(6,062)	(10,565)	(496)	(1,286)	(13,528)	(20,633)
Net Increase/(Decrease) in Fund Shares	(3,082)	(6,031)	10	(729)	(9,237)	(10,544)
Shares Outstanding, Beginning of Period	15,586	21,617	1,890	2,619	32,179	42,723
Shares Outstanding, End of Period	12,504	15,586	1,900	1,890	22,942	32,179
Transactions in Fund Shares - R Shares(1)
Shares sold	1	N/A	1	N/A	420 *	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	5 *	N/A
Shares repurchased	–	N/A	–	N/A	–	N/A
Net Increase/(Decrease) in Fund Shares	1	N/A	1	N/A	425 *	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	1	N/A	1	N/A	425 *	N/A

  *  Shares are not in thousands

  (1)  Transactions in Fund Shares – A Shares and Transactions in Fund Shares – R Shares are for the period from September 30, 2004 (inception date) through July 31, 2005.

Janus Adviser Series July 31, 2005 145

Notes to Financial Statements (continued)

For the fiscal year ended July 31	Janus Adviser Risk-Managed Growth Fund		Janus Adviser Risk-Managed Core Fund		Janus Adviser Mid Cap Value Fund
(all numbers in thousands)	2005	2004	2005	2004	2005	2004
Transactions in Fund Shares - A Shares(1)
Shares sold	975	N/A	255	N/A	1,625	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	1	N/A
Shares repurchased	(8)	N/A	(7)	N/A	(17)	N/A
Net Increase/(Decrease) in Fund Shares	967	N/A	248	N/A	1,609	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	967	N/A	248	N/A	1,609	N/A
Transactions in Fund Shares - C Shares
Shares sold	362	28	263	–	494	102
Reinvested dividends and distributions	29	10	46	7	9	1
Shares repurchased	(27)	(43)	(5)	(24)	(29)	(21)
Net Increase/(Decrease) in Fund Shares	364	(5)	304	(17)	474	82
Shares Outstanding, Beginning of Period	413	418	390	407	135	53
Shares Outstanding, End of Period	777	413	694	390	609	135
Transactions in Fund Shares - I Shares
Shares sold	4,675	1,394	240	196	1,834	1,212
Reinvested dividends and distributions	278	82	68	10	107	15
Shares repurchased	(3,113)	(737)	(12)	(284)	(1,015)	(181)
Net Increase/(Decrease) in Fund Shares	1,840	739	296	(78)	926	1,046
Shares Outstanding, Beginning of Period	3,790	3,051	577	655	1,730	684
Shares Outstanding, End of Period	5,630	3,790	873	577	2,656	1,730
Transactions in Fund Shares - R Shares(1)
Shares sold	1	N/A	1	N/A	62	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A
Shares repurchased	–	N/A	–	N/A	(19)	N/A
Net Increase/(Decrease) in Fund Shares	1	N/A	1	N/A	43	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	1	N/A	1	N/A	43	N/A

  (1)  Transactions in Fund Shares – A Shares and Transactions in Fund Shares – R Shares are for the period from September 30, 2004 (inception date) through July 31, 2005.

146 Janus Adviser Series July 31, 2005

For the fiscal year ended July 31	Janus Adviser Small Company Value Fund		Janus Adviser Worldwide Fund			Janus Adviser International Growth Fund
(all numbers in thousands)	2005	2004	2005		2004	2005		2004
Transactions in Fund Shares - A Shares(1)
Shares sold	1	N/A	1		N/A	3		N/A
Reinvested dividends and distributions	–	N/A	–		N/A	–		N/A
Shares repurchased	–	N/A	–		N/A	–		N/A
Net Increase/(Decrease) in Fund Shares	1	N/A	1		N/A	3		N/A
Shares Outstanding, Beginning of Period	–	N/A	–		N/A	–		N/A
Shares Outstanding, End of Period	1	N/A	1		N/A	3		N/A
Transactions in Fund Shares - C Shares
Shares sold	29	36	1		10	20		35
Reinvested dividends and distributions	2	–	–		–	–		–
Shares repurchased	(7)	(9)	(4)		(13)	(24)		(22)
Net Increase/(Decrease) in Fund Shares	24	27	(3)		(3)	(4)		13
Shares Outstanding, Beginning of Period	29	2	32		35	81		68
Shares Outstanding, End of Period	53	29	29		32	77		81
Transactions in Fund Shares - I Shares
Shares sold	886	402	4,012		12,219	3,955		19,921
Reinvested dividends and distributions	79	15	83		257	68		162
Shares repurchased	(643)	(442)	(15,697)		(32,068)	(7,039)		(31,548)
Net Increase/(Decrease) in Fund Shares	322	(25)	(11,602)		(19,592)	(3,016)		(11,465)
Shares Outstanding, Beginning of Period	1,211	1,236	28,401		47,993	12,510		23,975
Shares Outstanding, End of Period	1,533	1,211	16,799		28,401	9,494		12,510
Transactions in Fund Shares - R Shares(1)
Shares sold	160	N/A	402	*	N/A	403	*	N/A
Reinvested dividends and distributions	–	N/A	1	*	N/A	3	*	N/A
Shares repurchased	–	N/A	–		N/A	–		N/A
Net Increase/(Decrease) in Fund Shares	160	N/A	403	*	N/A	406	*	N/A
Shares Outstanding, Beginning of Period	–	N/A	–		N/A	–		N/A
Shares Outstanding, End of Period	160	N/A	403	*	N/A	406	*	N/A

  *  Shares are not in thousands.

  (1)  Transactions in Fund Shares – A Shares and Transactions in Fund Shares – R Shares are for the period from September 30, 2004 (inception date) through July 31, 2005.

Janus Adviser Series July 31, 2005 147

Notes to Financial Statements (continued)

For the fiscal year ended July 31	Janus Adviser Foreign Stock Fund Fund		Janus Adviser Flexible Bond Fund(1)		Janus Adviser Money Market Fund
(all numbers in thousands)	2005	2004	2005	2004	2005	2004
Transactions in Fund Shares - A Shares(2)
Shares sold	21	N/A	7	N/A	15	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	–	N/A
Shares repurchased	(1)	N/A	(1)	N/A	(5)	N/A
Net Increase/(Decrease) in Fund Shares	20	N/A	6	N/A	10	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	–	N/A
Shares Outstanding, End of Period	20	N/A	6	N/A	10	N/A
Transactions in Fund Shares - C Shares
Shares sold	3	–	33	187	52	102
Reinvested dividends and distributions	–	–	18	28	–	– (4)
Shares repurchased	(2)	–	(388)	(1,054)	(79)	(238)
Net Increase/(Decrease) in Fund Shares	1	–	(337)	(839)	(27)	(136)
Shares Outstanding, Beginning of Period	7	7	797	1,636	37	173
Shares Outstanding, End of Period	8	7	460	797	10	37
Transactions in Fund Shares - I Shares
Shares sold	40	119	1,189	2,115	7,057	9,896
Reinvested dividends and distributions	–	1	273	351	226	64
Shares repurchased	(37)	(125)	(2,814)	(4,892)	(13,725)	(13,821)
Net Increase/(Decrease) in Fund Shares	3	(5)	(1,352)	(2,426)	(6,442)	(3,861)
Shares Outstanding, Beginning of Period	241	246	5,699	8,125	16,523	20,384
Shares Outstanding, End of Period	244	241	4,347	5,699	10,082	16,523
Transactions in Fund Shares - R Shares(2)
Shares sold	1	N/A	1	N/A	N/A	N/A
Reinvested dividends and distributions	–	N/A	–	N/A	N/A	N/A
Shares repurchased	–	N/A	–	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	1	N/A	1	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	–	N/A	–	N/A	N/A	N/A
Shares Outstanding, End of Period	1	N/A	1	N/A	N/A	N/A

(1)  Formerly named Janus Adviser Flexible Income Fund.

(2)  Transactions in Fund Shares – A Shares and Transactions in Fund Shares – R Shares are for the period from September 30, 2004 (inception date) through July 31, 2005.

148 Janus Adviser Series July 31, 2005

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended July 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows:

For the fiscal year ended July 31, 2005

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Growth & Core
Janus Adviser Large Cap Growth Fund(1)	$163,827,936	$303,423,477	$–	$–
Janus Adviser Forty Fund(2)	467,844,532	568,832,744	–	–
Janus Adviser Mid Cap Growth Fund	32,203,288	57,283,735	–	–
Janus Adviser Growth and Income Fund	97,671,308	152,228,196	–	–
Janus Adviser Core Equity Fund	32,130,113	32,797,535	–	–
Janus Adviser Balanced Fund	270,760,391	473,924,008	41,395,659	68,883,721
Risk-Managed
Janus Adviser Risk-Managed Growth Fund	98,322,252	65,801,585	–	–
Janus Adviser Risk-Managed Core Fund	21,817,986	12,963,904	–	–
Value
Janus Adviser Mid Cap Value Fund	62,192,951	26,834,943	–	–
Janus Adviser Small Company Value Fund	12,001,205	8,473,183	–	–
International & Global
Janus Adviser Worldwide Fund	183,704,669	448,569,218	–	–
Janus Adviser International Growth Fund	148,061,948	223,858,553	–	–
Janus Adviser Foreign Stock Fund	1,013,897	481,116	–	–
Bond & Money Market
Janus Adviser Flexible Bond Fund(3)	26,677,587	59,028,893	99,633,708	90,088,025
Janus Adviser Money Market Fund	–	–	–	–

(1)  Formerly named Janus Adviser Growth Fund.

(2)  Formerly named Janus Adviser Capital Appreciation Fund.

(3)  Formerly named Janus Adviser Flexible Income Fund.

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the United States District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or Janus Capital as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

Janus Adviser Series July 31, 2005 149

Notes to Financial Statements (continued)

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above). In the fund investor class action, the Court dismissed all claims except one claim under Section 10(b) of the Securities Exchange Act of 1934 and one claim under Section 36(b) of the Investment Company Act of 1940. The state-law claims were dismissed with leave to amend; all other claims were dismissed without leave to amend. In the fund derivative action, the court dismissed all claims except one claim under Section 36(b) of the Investment Company Act of 1940. All other claims were dismissed without leave to amend.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other nonaffiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act and requesting certain monetary penalties, among other relief. Janus Capital has removed this case to federal court and has requested that it transfer to the District of Maryland for coordination with the lawsuits described above.

In addition to the "market timing" actions described above, one consolidated civil lawsuit is pending in the U.S. District Court for the District of Colorado against Janus Capital challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The consolidated amended complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

A lawsuit was also filed against Janus Capital and certain affiliates in the U.S. District Court for the District of Colorado alleging that Janus Capital failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b), and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

8. SUBSEQUENT EVENT

Effective August 1, 2005, four additional Funds were added to the Trust: Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Contrarian Fund, and Janus Adviser High-Yield Fund. The Funds will offer four classes of shares: A Shares, C Shares, I Shares and R Shares. Please see a prospectus for more information.

150 Janus Adviser Series July 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Adviser Series

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Adviser Large Cap Growth Fund (formerly Janus Adviser Growth Fund), Janus Adviser Forty Fund (formerly Janus Adviser Capital Appreciation Fund), Janus Adviser Mid Cap Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund, Janus Adviser Risk-Managed Growth Fund, Janus Adviser Risk-Managed Core Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Worldwide Fund, Janus Adviser International Growth Fund, Janus Adviser Foreign Stock Fund, Janus Adviser Flexible Bond Fund (formerly Janus Adviser Flexible Income Fund) and Janus Adviser Money Market Fund (constituting Janus Adviser Series, hereafter referred to as the "Funds") at July 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
September 16, 2005

Janus Adviser Series July 31, 2005 151

Additional Information

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at: 1-800-525-0020 (toll free).

Approval of Advisory Agreements During the Period

The Trustees of Janus Adviser Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to

152 Janus Adviser Series July 31, 2005

Additional Information (continued)

serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting

Janus Adviser Series July 31, 2005 153

Additional Information (continued)

the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

154 Janus Adviser Series July 31, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

Janus Adviser Series July 31, 2005 155

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

156 Janus Adviser Series July 31, 2005

Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended July 31, 2005:

Capital Gain Distributions

Fund
Janus Adviser Core Equity Fund	$1,195,989
Janus Adviser Risk-Managed Growth Fund	1,984,965
Janus Adviser Risk-Managed Core Fund	1,019,671
Janus Adviser Mid Cap Value Fund	733,450
Janus Adviser Small Company Value Fund	870,231
Janus Adviser Flexible Bond Fund(1)	827,699

(1) Formerly named Janus Adviser Flexible Income Fund

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income
Janus Adviser Worldwide Fund	$407,469	$7,861,402
Janus Adviser International Growth Fund	491,795	5,767,093
Janus Adviser Foreign Stock Fund	4,284	65,471

Dividends Received Deduction Percentage

Fund
Janus Adviser Growth and Income Fund	100%
Janus Adviser Core Equity Fund	100%
Janus Adviser Balanced Fund	53%
Janus Adviser Risk-Managed Growth Fund	37%
Janus Adviser Risk-Managed Core Fund	69%
Janus Adviser Mid Cap Value Fund	19%
Janus Adviser Small Company Value Fund	51%
Janus Adviser Worldwide Fund	75%

Qualified Dividend Income

Fund
Janus Adviser Growth and Income Fund	100%
Janus Adviser Core Equity Fund	100%
Janus Adviser Balanced Fund	71%
Janus Adviser Risk-Managed Growth Fund	37%
Janus Adviser Risk-Managed Core Fund	69%
Janus Adviser Mid Cap Value Fund	19%
Janus Adviser Small Company Value Fund	51%
Janus Adviser Worldwide Fund	100%
Janus Adviser International Growth Fund	100%
Janus Adviser Foreign Stock Fund	100%

Janus Adviser Series July 31, 2005 157

Trustees and Officers (unaudited)

The Funds' Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Each Trustee has served in that capacity since he was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. Collectively, these three registered investment companies consist of 61 series or funds.

In April 2003, the Trustees established an Advisory Board to provide the Trustees with advice regarding certain Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and served a two-year term, which ended effective March 2005.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain Trustees and officers also serve as such for Janus Investment Fund and Janus Aspen Series.

Trustees

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 61	Chairman Trustee	3/04-Present 4/00-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since August 2005); and private investor (since 1998).	61	Chairman of the Board (since August 2005) and Director, Red Robin Gourmet Burgers, Inc.; and Director, Janus World Funds (offshore funds).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of the Rockefeller Brothers Fund (a private family foundation); and Trustee and Vice President, Asian Cultural Council.	61	Trustee and Vice President, Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, Illinois).	61	Chairman of the Board and Director, Divergence Inc.; Director of A.M. Castle & Co., and W.W. Grainger, Inc.; and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago and Chicago Public Education Fund.

158 Janus Adviser Series July 31, 2005

Trustees (cont.)

Name, Age and Address	Positions Held with Funds	Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 61	Trustee	4/00-Present	Professor Emeritus of Business, University of Colorado, Colorado Springs, Colorado (since 2004). Formerly, Professor of Business, University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002), Thunderbird (American Graduate School of International Management), Phoenix, AZ.	61	Co-founder and Managing Director, Roaring Fork Capital Partners (private equity firm); and Director, Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	4/00-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	61	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	4/00-Present	Consultant.	61	N/A

Interested Trustee

Thomas H. Bailey* 151 Detroit Street Denver, CO 80206 Age 68	Trustee	4/00-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation; Chairman and Director (1978-2002) of Janus Capital Corporation and Director (1997-2001) of Janus Distributors, Inc.	61	N/A

*The Funds are treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital.

Janus Adviser Series July 31, 2005 159

Trustees and Officers (unaudited)

Officers

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 Age 34	Executive Vice President and Portfolio Manager Janus Adviser Mid Cap Growth Fund	2/02-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (1994-1997 and 2000-2002) for Janus Capital Corporation.

David C. Decker 151 Detroit Street Denver, CO 80206 Age 38	Executive Vice President and Portfolio Manager Janus Adviser Contrarian Fund	6/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Jakob V. Holm 151 Detroit Street Denver, CO 80206 Age: 33	Executive Vice President and Portfolio Manager Janus Adviser Small Company Value Fund	7/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Brent A. Lynn 151 Detroit Street Denver, CO 80206 Age 41	Executive Vice President and Portfolio Manager Janus Adviser International Growth Fund	1/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (1991-2001) for Janus Capital Corporation.

Marc Pinto 151 Detroit Street Denver, CO 80206 Age 43	Executive Vice President and Co-Portfolio Manager Janus Adviser Balanced Fund	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Blaine P. Rollins 151 Detroit Street Denver, CO 80206 Age 38	Executive Vice President and Portfolio Manager Janus Adviser Large Cap Growth Fund	4/00-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Ron Sachs 151 Detroit Street Denver, CO 80206 Age 37	Executive Vice President and Portfolio Manager Janus Adviser Orion Fund and Janus Adviser Small-Mid Growth Fund	6/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (1996-2000) for Janus Capital Corporation.

Scott W. Schoelzel 151 Detroit Street Denver, CO 80206 Age 46	Executive Vice President and Portfolio Manager Janus Adviser Forty Fund	4/00-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 Age 36	Executive Vice President and Co-Portfolio Manager Janus Adviser Balanced Fund Executive Vice President and Portfolio Manager Janus Adviser High-Yield Fund	5/05-Present 6/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (2001-2003) for Janus Capital Corporation and worked in the fixed-income division (1991-2001) for Morgan Stanley.

Minyoung Sohn 151 Detroit Street Denver, CO 80206 Age: 29	Executive Vice President and Portfolio Manager Janus Adviser Growth and Income Fund Executive Vice President and Portfolio Manager Janus Adviser Core Equity Fund	1/04-Present 5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (1998-2003) for Janus Capital Corporation.

Ronald V. Speaker 151 Detroit Street Denver, CO 80206 Age 40	Executive Vice President and Portfolio Manager Janus Adviser Flexible Bond Fund	4/00-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

*Officers are elected annually by the Trustees for a one-year term.

160 Janus Adviser Series July 31, 2005

Officers (cont.)

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
J. Eric Thorderson 151 Detroit Street Denver, CO 80206 Age 44	Executive Vice President and Portfolio Manager Janus Adviser Money Market Fund	1/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Senior Analyst (1996-1999)for Janus Capital Corporation.

Jason P. Yee 151 Detroit Street Denver, CO 80206 Age 35	Executive Vice President and Portfolio Manager Janus Adviser Worldwide Fund and Janus Adviser Foreign Stock Fund	3/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager and Managing Director (1996-2000) for Bee & Associates and Analyst (2000-2001) for Janus Capital Corporation.

Bonnie M. Howe 151 Detroit Street Denver, CO 80206 Age 40	Vice President	4/00-Present	Vice President and Assistant General Counsel to Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	General Counsel Vice President and Secretary	4/04-Present 4/00-Present	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC; and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President (1999-2002) and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC, and Vice President and Chief Compliance Officer of Enhanced Investment Technologies, LLC. Formerly, Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2000-2004).

*Officers are elected annually by the Trustees for a one-year term.

Janus Adviser Series July 31, 2005 161

Trustees and Officers (unaudited)

Officers (cont.)

Name, Age and Address	Positions Held with Funds	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Girard C. Miller** 151 Detroit Street Denver, CO 80206 Age: 53	President and Chief Executive Officer	11/03-Present	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation: Chief Operating Officer and President of Capital Group Partners, Inc; and Director of Janus World Funds and Janus Capital Trust Manager Limited. Formerly, President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age: 43	Chief Financial Officer Vice President, Treasurer and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global securities Services (2003); and Director of Fund Accounting, Project development and Training of INVESCO Funds Group (1994-2003).

* Officers are elected annually by the Trustees for a one-year term.

**Effective August 2005, Mr. Miller has announced his intention to retire his positions with Janus Capital Group Inc. and its subsidiaries. Also effective at the time, Mr. Miller will retire as President and Chief Executive Officer of the Trust.

162 Janus Adviser Series July 31, 2005

Notes

Janus Adviser Series July 31, 2005 163

Notes

164 Janus Adviser Series July 31, 2005

Notes

Janus Adviser Series July 31, 2005 165

Janus provides access to a wide range of investment disciplines.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. These Janus core funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Janus risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

For more information about our funds, contact your investment professional or go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Funds distributed by Janus Distributors LLC (9/05)

C-0905-30  108-02-001 09-05

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: www.janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

Janus Adviser Series’ Board of Trustees has determined that the following members of Janus Adviser Series’ Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR: John W. McCarter, Jr.  (Chairman), Dennis B. Mullen and William D. Stewart who are all “independent” under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Adviser Series’ (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided;  (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
July 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund

2005	$185,578	$0	$68,989	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2004	$143,750	$0	$65,774	$0
Percentage approved pursuant to pre-approval exception	N/A	0%	0%	0%

The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, and tax advice.

Services that the Fund’s Auditor Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if:  (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee;  (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related		All Other Fees
	Fees Billed to	Tax Fees Billed to	Billed to Adviser
	Adviser and	Adviser and	and Affiliated
Fiscal Year Ended	Affiliated Fund	Affiliated Fund	Fund Service
July 31	Service Providers	Service Providers	Providers

2005	$132,500	$11,480	$62,714
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2004	$33,895	$36,925	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review. The above “Tax Fees” were billed for amounts related to tax advice related to requests for ruling or technical advice from taxing authorities. “All Other fees” were billed for amounts related to the due diligence related to market timing allegations, interfund lending program and proxy statement review.

Non-Audit Services

The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
Fiscal Year Ended	Non-Audit Fees	financial reporting of	Service Providers	Total of (A), (B)
July 31	Billed to the Fund	the Fund)	(all other engagements)	and (C)(1)
	(A)	(B)	(C)

2005	$0	$84,000	$0	$84,000
2004	$0	$44,000	$4,653	$48,653

(1)           The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies

The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5 -           Audit Committee of Listed Registrants

Not applicable.

Item 6 -           Schedule of Investments

Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7 -           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8 -           Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 -           Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10 -         Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(b)

A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Adviser Series

By:	/s/ Girard C. Miller
Girard C. Miller,
President and Chief Executive Officer of Janus Adviser Series (Principal Executive Officer)

Date:  September 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Girard C. Miller
Girard C. Miller,
President and Chief Executive Officer of Janus Adviser Series (Principal Executive Officer)

Date:  September 29, 2005

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Adviser Series (Principal Accounting Officer and Principal Financial Officer)

Date:  September 29, 2005